                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                        Pennsylvania Enterprises, Inc.
    -------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                        Pennsylvania Enterprises, Inc.
    -------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[_]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2).

[_]$500 per each party to the controversy pursuant to Exchange Act Rule 14a-
   6(i)(3).

[X]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

            Common Stock, no par value, stated value $10 per share
    -------------------------------------------------------------------
  (2) Aggregate number of securities to which transaction applies:

                               5,753,178 shares
    -------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11:*

     $71.12 per share (Proposed Sale Price / Number of Outstanding Shares)
    -------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:

                                 $409,143,000
    -------------------------------------------------------------------

[X]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

                                    $81,829
    -------------------------------------------------------------------
  (2) Form, Schedule or Registration Statement No.:

                                 Schedule 14A
    -------------------------------------------------------------------
  (3) Filing Party:

                        Pennsylvania Enterprises, Inc.
    -------------------------------------------------------------------
  (4) Date Filed:

                                 June 21, 1995
    -------------------------------------------------------------------

- --------
* The filing fee was calculated by taking one-fiftieth of one percent of $409,143,000, which is equal to $81,829.

                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                      Pennsylvania Gas and Water Company
    -------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                      Pennsylvania Gas and Water Company
    -------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[_]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2).

[_]$500 per each party to the controversy pursuant to Exchange Act Rule 14a-
   6(i)(3).

[X]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

                   Preferred Stock, par value $100 per share
    -------------------------------------------------------------------
  (2) Aggregate number of securities to which transaction applies:

                                367,600 shares
    -------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11:

   $1,112.71 per share (Proposed Sale Price / Number of Outstanding Shares)
    -------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:

                                 $409,143,000
    -------------------------------------------------------------------

[X]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

                                    $81,829
    -------------------------------------------------------------------
  (2) Form, Schedule or Registration Statement No.:

                                 Schedule 14A
    -------------------------------------------------------------------
  (3) Filing Party:

                        Pennsylvania Enterprises, Inc.*
    -------------------------------------------------------------------
  (4) Date Filed:

                                 June 21, 1995
    -------------------------------------------------------------------

- --------
* Pennsylvania Gas and Water Company is a wholly-owned subsidiary of Pennsylvania Enterprises, Inc.

[LOGO OF PENNSYLVANIA ENTERPRISES INC.
 APPEARS HERE]

                                                         September 1, 1995

Dear PEI Shareholder:

  You are cordially invited to attend a Special Meeting of Shareholders of Pennsylvania Enterprises, Inc. ("PEI") to be held on October 11, 1995, at 10:00 a.m., at The Woodlands Inn & Resort, 1073 Highway 315, Wilkes-Barre, Pennsylvania. At this important meeting you will be asked to approve the Asset Purchase Agreement providing for the sale by PEI and Pennsylvania Gas and Water Company ("PG&W") of PG&W's regulated water operations and certain related assets (the "Sale of the Water Business") to Pennsylvania-American Water Company ("PAWC"), a wholly-owned subsidiary of American Water Works Company, Inc., for approximately $409 million (including debt assumed), subject to adjustment. Immediately following the sale, PEI's and PG&W's principal assets will consist of gas utility operations and approximately 46,000 acres of land.

  The affirmative vote of a majority of the votes cast by all PEI Shareholders at the PEI Special Meeting is required to approve the Asset Purchase Agreement relating to the Sale of the Water Business. The written consent or affirmative vote of the sole holder of the outstanding shares of PG&W common stock, and the affirmative vote of the holders of a majority of the outstanding shares of PG&W preferred stock, voting as a class, are also required to consummate the Sale of the Water Business.

  YOUR BOARD OF DIRECTORS BELIEVES THAT THE SALE OF THE WATER BUSINESS IS FAIR TO, AND IN THE BEST INTERESTS OF, PEI AND ITS SHAREHOLDERS. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE TERMS OF THE ASSET PURCHASE AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE ASSET PURCHASE AGREEMENT.

  Legg Mason Wood Walker, Incorporated, PEI's financial advisor, has rendered a written opinion to the Board of Directors of PEI that as of the date of the Asset Purchase Agreement the consideration to be received by PG&W in the Sale of the Water Business pursuant to the Asset Purchase Agreement is fair from a financial point of view to the holders of PEI Common Stock and the holders of PG&W Common and Preferred Stock. A copy of such opinion is attached as Annex B to the Joint Proxy Statement and should be read in its entirety by the holders of PEI Common Stock.

  Important information regarding PEI, PG&W and the proposed Sale of the Water Business is included in the attached Joint Proxy Statement of PEI and PG&W. You are urged to read the Joint Proxy Statement carefully.

  YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Special Meeting of PEI Shareholders, it is important that your shares be represented. Please complete, sign and date your proxy card and return it in the enclosed envelope as soon as possible. If, after voting your shares by proxy, you decide you would rather vote them in person, you may do so at the meeting. All executed but unmarked proxies received by PEI will be voted FOR the approval and adoption of the Asset Purchase Agreement.

                                        Sincerely,

                                        /s/ Dean T. Casaday

                                        Dean T. Casaday
                                        President and Chief Executive Officer

[LOGO OF PENNSYLVANIA GAS AND
 WATER COMPANY APPEARS HERE]

                                                         September 1, 1995

Dear PG&W Preferred Shareholder:

  You are cordially invited to attend a Special Meeting of holders of shares of 4.10% Cumulative Preferred Stock, 1966 Cumulative Preferred Stock and 9% Cumulative Preferred Stock of Pennsylvania Gas and Water Company ("PG&W") to be held on October 11, 1995, at 11:00 a.m., at The Woodlands Inn & Resort, 1073 Highway 315, Wilkes-Barre, Pennsylvania. At this important meeting, you will be asked to approve the Asset Purchase Agreement providing for the sale by PG&W and Pennsylvania Enterprises, Inc. ("PEI") of PG&W's regulated water operations and certain related assets (the "Sale of the Water Business") to Pennsylvania-American Water Company ("PAWC"), a wholly-owned subsidiary of American Water Works Company, Inc., for approximately $409 million (including debt assumed), subject to adjustment. Immediately following the sale, PG&W's and PEI's principal assets will consist of gas utility operations and approximately 46,000 acres of land.

  The Asset Purchase Agreement must be approved by the written consent or affirmative vote of the sole holder of the outstanding shares of PG&W Common Stock and the affirmative vote of a majority of the outstanding shares of PG&W Preferred Stock, voting as a class. PG&W's 9% Cumulative Preferred Stock is traded in the form of PG&W Depositary Preferred Shares, each of which represents ownership of 1/4th of a share of 9% Cumulative Preferred Stock. Chemical Bank, which serves as Depositary for the 9% Cumulative Preferred Stock, will vote all PG&W Depositary Preferred Shares in accordance with the instructions received from the holders of such shares.

  The Asset Purchase Agreement must also be approved by the affirmative vote of a majority of the votes cast by all holders of shares of PEI Common Stock at the Special Meeting of PEI Shareholders to be held on October 11, 1995. If the Asset Purchase Agreement is approved by the requisite vote of the holders of PEI Common Stock and PG&W Preferred Stock, immediately following the PG&W Special Meeting, PEI, as the sole holder of all the outstanding shares of PG&W Common Stock, will execute a written consent approving the Asset Purchase Agreement.

  YOUR BOARD OF DIRECTORS BELIEVES THAT THE SALE OF THE WATER BUSINESS IS FAIR TO, AND IN THE BEST INTERESTS OF, PG&W AND ITS SHAREHOLDERS. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE TERMS OF THE ASSET PURCHASE AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE ASSET PURCHASE AGREEMENT.

  Legg Mason Wood Walker, Incorporated, PG&W's financial advisor, has rendered a written opinion to the Board of Directors of PG&W that as of the date of the Asset Purchase Agreement the consideration to be received by PG&W in the Sale of the Water Business pursuant to the Asset Purchase Agreement is fair from a financial point of view to the holders of PG&W Common and Preferred Stock and the holders of PEI Common

Stock. A copy of such opinion is attached as Annex B to the Joint Proxy Statement and should be read in its entirety by the holders of PG&W Preferred Stock and PG&W Depositary Preferred Shares.

  Important information regarding PG&W, PEI and the proposed Sale of the Water Business is included in the attached Joint Proxy Statement of PG&W and PEI. You are urged to read the Joint Proxy Statement carefully.

  YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Special Meeting of PG&W Preferred Shareholders, it is important that your shares be represented. Please complete, sign and date your proxy card and return it in the enclosed envelope as soon as possible. PG&W Preferred Shareholders who have voted their shares by proxy, but decide they would rather vote them in person, may do so at the Special Meeting. Holders of PG&W Depositary Preferred Shares who attend the PG&W Special Meeting may not vote their PG&W Depositary Preferred Shares in person. All executed but unmarked proxies received by PG&W will be voted FOR the approval and adoption of the Asset Purchase Agreement.

                                        Sincerely,

                                        /s/ Dean T. Casaday

                                        Dean T. Casaday
                                        President and Chief Executive Officer

                        PENNSYLVANIA ENTERPRISES, INC.
                              WILKES-BARRE CENTER
     [LOGO OF                  39 PUBLIC SQUARE
   PENNSYLVANIA      WILKES-BARRE, PENNSYLVANIA 18711-0601
 ENTERPRISES, INC.         TELEPHONE: (717) 829-8843
   APPEARS HERE]
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

  NOTICE IS HEREBY GIVEN that a special meeting (the "PEI Special Meeting") of shareholders of Pennsylvania Enterprises, Inc., a Pennsylvania corporation ("PEI"), will be held at The Woodlands Inn & Resort, 1073 Highway 315, Wilkes-Barre, Pennsylvania, on October 11, 1995, at 10:00 a.m., for the following purposes:

    1. To consider and vote upon a proposal to approve and adopt an Asset Purchase Agreement, dated as of April 26, 1995 (the "Asset Purchase Agreement"), among PEI, Pennsylvania Gas and Water Company ("PG&W"), American Water Works Company, Inc. ("AWWC"), and Pennsylvania-American Water Company ("PAWC"), pursuant to which PG&W will sell to PAWC its regulated water operations and certain related assets (the "Sale of the Water Business"), as more fully described in the attached Joint Proxy Statement of PEI and PG&W. A conformed copy of the Asset Purchase Agreement is attached to this Joint Proxy Statement as Annex A; and

    2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

  The Asset Purchase Agreement must be approved by the affirmative vote of a majority of the votes cast by all PEI Shareholders at the PEI Special Meeting. The Asset Purchase Agreement must also be approved by the written consent or affirmative vote of the sole holder of the outstanding shares of PG&W Common Stock, and the affirmative vote of a majority of the outstanding shares of PG&W Preferred Stock, voting as a class.

  The Board of Directors has fixed the close of business on August 30, 1995, as the record date for the determination of holders of PEI Common Stock entitled to notice of and to vote at the meeting.

  Please read the attached Joint Proxy Statement carefully.

  Holders of PEI Common Stock do not have statutory appraisal or dissenters rights with respect to the Asset Purchase Agreement.

  If you plan to attend the PEI Special Meeting and are a shareholder of record, please mark your proxy card in the appropriate space. An admission ticket will be mailed to you prior to the meeting date. However, if your shares are not registered in your own name, please advise the shareholder of record (your bank, broker, etc.) that you wish to attend. That firm will provide you with the evidence of your ownership that will enable you to gain admittance to the meeting.

  Whether you plan to attend the PEI Special Meeting or not, please sign and date the enclosed proxy and return it promptly by mail in the enclosed envelope. No postage is required if mailed in the United States. If you attend the PEI Special Meeting, you may vote either in person or by your proxy. All executed but unmarked proxies received by PEI will be voted FOR the approval and adoption of the Asset Purchase Agreement.

  Proxies with respect to PEI Common Stock may be revoked by filing with the Secretary of PEI written notice of revocation bearing a later date than the proxy, by duly executing a later-dated proxy relating to the same PEI Common Stock or by attending the PEI Special Meeting and voting in person (although attendance at the PEI Special Meeting will not in and of itself constitute revocation of a proxy). Any written notice with respect to PEI Common Stock must be sent to Secretary, Pennsylvania Enterprises, Inc., Wilkes-Barre Center, 39 Public Square, Wilkes-Barre, Pennsylvania 18711-0601.

                                         By order of the Board of Directors,

                                         /s/ Thomas J. Ward

                                         Thomas J. Ward,
                                         Secretary

Wilkes-Barre, Pennsylvania

September 1, 1995

- -------------------------------------------------------------------------------

                                   IMPORTANT

  SHAREHOLDERS CAN HELP AVOID THE NECESSITY AND EXPENSE OF FOLLOW-UP LETTERS
TO ASSURE THAT A QUORUM IS PRESENT AT THE PEI SPECIAL MEETING BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF
MAILED IN THE UNITED STATES.
- -------------------------------------------------------------------------------

                      PENNSYLVANIA GAS AND WATER COMPANY
   [LOGO OF                   WILKES-BARRE CENTER
 PENNSYLVANIA                  39 PUBLIC SQUARE
 GAS AND WATER       WILKES-BARRE, PENNSYLVANIA 18711-0601
    COMPANY                TELEPHONE: (717) 829-8843
 APPEARS HERE]
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

  NOTICE IS HEREBY GIVEN that a special meeting (the "PG&W Special Meeting") of the holders (the "PG&W Preferred Shareholders") of shares of 4.10% Cumulative Preferred Stock, 1966 Cumulative Preferred Stock and 9% Cumulative Preferred Stock (collectively, the "PG&W Preferred Stock") of Pennsylvania Gas and Water Company, a Pennsylvania corporation ("PG&W"), will be held at The Woodlands Inn & Resort, 1073 Highway 315, Wilkes-Barre, Pennsylvania, on October 11, 1995, at 11:00 a.m., for the following purposes:

    1. To consider and vote upon a proposal to approve and adopt an Asset Purchase Agreement, dated as of April 26, 1995 (the "Asset Purchase Agreement"), among Pennsylvania Enterprises, Inc. ("PEI"), PG&W, American Water Works Company, Inc. ("AWWC"), and Pennsylvania-American Water Company ("PAWC") pursuant to which PG&W will sell to PAWC its regulated water operations and certain related assets (the "Sale of the Water Business"), as more fully described in the attached Joint Proxy Statement of PG&W and PEI. A conformed copy of the Asset Purchase Agreement is attached to this Joint Proxy Statement as Annex A; and

    2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

  The Asset Purchase Agreement must be approved by the written consent or affirmative vote of the sole holder of the outstanding shares of PG&W Common Stock and the affirmative vote of a majority of the outstanding shares of PG&W Preferred Stock, voting as a class. PG&W's 9% Cumulative Preferred Stock is traded in the form of PG&W Depositary Preferred Shares, each of which represents ownership of 1/4th of a share of PG&W's 9% Cumulative Preferred Stock. Chemical Bank, which serves as Depositary (the "Depositary") for the PG&W 9% Cumulative Preferred Stock, will vote all PG&W Depositary Preferred Shares in accordance with the instructions received from the holders of such shares.

  The Asset Purchase Agreement must also be approved by the affirmative vote of a majority of the votes cast by all holders of shares of PEI Common Stock at the PEI Special Meeting of Shareholders to be held on October 11, 1995. If the Asset Purchase Agreement is approved by the requisite vote of the holders of PEI Common Stock and PG&W Preferred Stock immediately following the PG&W Special Meeting, PEI, as the sole holder of all of the outstanding shares of PG&W Common Stock, will execute a written consent approving the Asset Purchase Agreement.

  The Board of Directors has fixed the close of business on August 30, 1995, as the record date for the determination of holders of PG&W Preferred Stock entitled to notice of and to vote at the meeting.

  Please read the attached Joint Proxy Statement carefully.

  PG&W Preferred Shareholders and holders of PG&W Depositary Preferred Shares who do not vote in favor of the approval of the Asset Purchase Agreement and otherwise comply with the provisions of the Pennsylvania Business Corporation Law will have the right, if the Sale of the Water Business is consummated, to dissent from the Sale of the Water Business and seek payment of the fair value of their shares of PG&W Preferred Stock or PG&W Depositary Preferred Shares, as the case may be. See "Dissenters Rights--PG&W Preferred Shareholders" in the attached Joint Proxy Statement and Annex C thereto, for a description of the procedures to be followed in order to perfect such dissenters rights.

  If you plan to attend the PG&W Special Meeting and are a shareholder of record, please mark your proxy card in the appropriate space. An admission ticket will be mailed to you prior to the meeting date. If your shares are not registered in your own name, please advise the shareholder of record (your bank, broker, etc.) that you wish to attend. That firm will provide you with evidence of your ownership that will enable you to gain admittance to the meeting. If you are a holder of PG&W Depositary Preferred Shares, please advise the Depositary that you wish to attend. The Depositary will provide you with evidence of your ownership that will enable you to gain admittance to the PG&W Special Meeting.

  Whether you plan to attend the PG&W Special Meeting or not, please sign and date the enclosed proxy and return it promptly by mail in the enclosed envelope. No postage is required if mailed in the United States. PG&W Preferred Shareholders who attend the meeting, may vote either in person or by proxy. Holders of PG&W Depositary Preferred Shares who attend the PG&W Special Meeting may not vote their PG&W Depositary Preferred Shares in person. All executed but unmarked proxies received by PG&W will be voted FOR the approval and adoption of the Asset Purchase Agreement.

  Proxies with respect to shares of PG&W's 4.10% Cumulative Preferred Stock or PG&W's 1966 Cumulative Preferred Stock may be revoked by filing with the Secretary of PG&W written notice of revocation bearing a later date than the proxy, by duly executing a later-dated proxy relating to the same shares of PG&W's 4.10% Cumulative Preferred Stock or PG&W's 1966 Cumulative Preferred Stock or by attending the PG&W Special Meeting and voting in person (although attendance at the PG&W Special Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy with respect to PG&W's 4.10% Cumulative Preferred Stock or PG&W's 1966 Cumulative Preferred Stock must be sent to Secretary, Pennsylvania Gas and Water Company, Wilkes-Barre Center, 39 Public Square, Wilkes-Barre, Pennsylvania 18711-0601. Proxies with respect to PG&W Depositary Preferred Shares may be revoked by filing with the Depositary written notice of revocation bearing a later date than the proxy or by duly executing a later-dated proxy relating to the same PG&W Depositary Preferred Shares. Any written notice revoking a proxy with respect to the PG&W Depositary Preferred Shares must be sent to Chemical Mellon Shareholder Services, Stock Transfer Administration--Vice President, 450 West 33rd Street, New York, New York 10001.

                                          By order of the Board of Directors,

                                          /s/ Thomas J. Ward

                                          Thomas J. Ward,
                                          Secretary

Wilkes-Barre, Pennsylvania

September 1, 1995

- -------------------------------------------------------------------------------

                                   IMPORTANT

  SHAREHOLDERS CAN HELP AVOID THE NECESSITY AND EXPENSE OF FOLLOW-UP LETTERS
TO ASSURE THAT A QUORUM IS PRESENT AT THE PG&W SPECIAL MEETING BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF
MAILED IN THE UNITED STATES.
- -------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY
  The Parties.............................................................   1
    PEI and PG&W..........................................................   1
    AWWC and PAWC.........................................................   1
  Shareholder Meetings....................................................   1
    PEI...................................................................   1
    PG&W..................................................................   1
  Voting..................................................................   2
  Solicitation, Revocation and Use of Proxies.............................   2
    PEI Shareholders......................................................   2
    PG&W Preferred Shareholders...........................................   3
  The Proposed Sale of the Water Business.................................   3
    General...............................................................   3
    Reasons for the Sale of the Water Business............................   3
    Recommendations of the PEI and PG&W Boards of Directors...............   4
    Conditions to Consummation of the Sale of the Water Business; Regula-
     tory Approvals.......................................................   4
    Employees.............................................................   4
    Termination of Asset Purchase Agreement...............................   4
    Termination Payments and Expense Reimbursement........................   4
  Opinion of Financial Advisor............................................   5
  Accounting Treatment....................................................   5
  Dissenters Rights.......................................................   5
  Federal Income Tax Consequences.........................................   5
  PEI Summary Consolidated Financial Data.................................   6
  PG&W Summary Financial Data.............................................   7
  PEI and PG&W Unaudited Pro Forma Financial Information..................   8
PEI SPECIAL MEETING.......................................................   9
  Purpose of Meeting......................................................   9
  Date, Time and Place of Meeting.........................................   9
  Record Date; Shareholders Entitled to Vote and Required Vote............   9
  Solicitation, Revocation and Use of Proxies.............................   9
  No Dissenters Rights....................................................  10
  Shareholder Proposals...................................................  10
  Other Business..........................................................  10
  Trading Market for and Market Price of PEI Common Stock.................  10
PG&W SPECIAL MEETING......................................................  11
  Purpose of Meeting......................................................  11
  Date, Time and Place of Meeting.........................................  11
  Record Date; Shareholders Entitled to Vote and Required Vote............  11
  Solicitation, Revocation and Use of Proxies.............................  12
  Dissenters Rights.......................................................  12
  Shareholder Proposals...................................................  13
  Other Business..........................................................  13
  Trading Market for and Market Price of PG&W Preferred Stock.............  13
SPECIAL FACTORS...........................................................  14
  Background of and Reasons for the Sale of the Water Business............  14
  Recommendations of the PEI and PG&W Boards of Directors.................  17
  Opinion of PEI and PG&W Financial Advisor...............................  17

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           PAGE
                                                                           ----
    Preliminary Legg Mason Report.........................................  18
    Legg Mason Report.....................................................  19
    Analysis of Consideration to be Received by PG&W......................  19
    Projections...........................................................  19
    Comparable Public Company Methodology.................................  19
    Comparable Acquisition Transaction Methodology........................  20
    Discounted Cash Flow Methodology......................................  21
  Accounting Treatment....................................................  22
  Federal Income Tax Consequences.........................................  22
    Federal Income Tax Consequences to PEI Shareholders and PG&W Preferred
     Shareholders.........................................................  22
    Federal Income Tax Consequences to PEI and PG&W.......................  22
 THE SALE OF THE WATER BUSINESS...........................................  23
  Basic Terms of the Asset Purchase Agreement.............................  23
    Description of the Assets Sold and Liabilities Assumed................  23
    Purchase Price........................................................  24
    Post-Closing Adjustment...............................................  24
    Conditions to Sale....................................................  24
    Certain Covenants.....................................................  26
    Employees.............................................................  27
    Representations and Warranties........................................  27
    Amendments and Termination............................................  28
    Termination Payments and Expense Reimbursements.......................  28
  Regulatory Filings and Approvals........................................  28
  Transactions Between PG&W and PAWC After the Sale of the Water Business.  29
USE OF CERTAIN PROCEEDS OF THE SALE OF THE WATER BUSINESS.................  30
DISSENTERS RIGHTS.........................................................  31
  PG&W Preferred Shareholders.............................................  31
PEI SELECTED CONSOLIDATED FINANCIAL DATA..................................  34
PEI MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
 RESULTS OF OPERATIONS....................................................  36
  Discontinued Operations.................................................  36
  Results of Continuing Operations........................................  38
    Six Months Ended June 30, 1995, Compared With Six Months Ended June
     30, 1994.............................................................  38
    Year Ended December 31, 1994, Compared With Year Ended December 31,
     1993.................................................................  40
    Year Ended December 31, 1993, Compared With Year Ended December 31,
     1992.................................................................  41
  Rate Matters............................................................  43
    Rate Filings..........................................................  43
    Effects of Inflation..................................................  43
  Liquidity and Capital Resources.........................................  44
    Liquidity.............................................................  44
    Interim Financing Practices...........................................  44
    Current Maturities of Long-Term Debt and Preferred Stock..............  44
    Long-Term Debt and Capital Stock Financings...........................  45
    Construction Expenditures and Related Financing.......................  46
    Long-Lived Assets.....................................................  46
PEI UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.................  47
PG&W SELECTED FINANCIAL DATA..............................................  55

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           PAGE
                                                                           ----
PG&W MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
 RESULTS OF OPERATIONS....................................................   57
  Discontinued Operations.................................................   57
  Results of Continuing Operations........................................   59
    Six Months Ended June 30, 1995, Compared With Six Months Ended June
     30, 1994.............................................................   59
    Year Ended December 31, 1994, Compared With Year Ended December 31,
     1993.................................................................   61
    Year Ended December 31, 1993, Compared With Year Ended December 31,
     1992.................................................................   62
  Rate Matters............................................................   64
    Rate Filings..........................................................   64
    Effects of Inflation..................................................   64
  Liquidity and Capital Resources.........................................   64
    Liquidity.............................................................   64
    Interim Financing Practices...........................................   64
    Current Maturities of Long-Term Debt and Preferred Stock..............   64
    Long-Term Debt and Capital Stock Financings...........................   64
    Construction Expenditures and Related Financing.......................   65
    Long-Lived Assets.....................................................   65
PG&W UNAUDITED PRO FORMA FINANCIAL STATEMENTS.............................   66
DESCRIPTION OF PROPERTY TO BE SOLD........................................   74
PRINCIPAL HOLDERS OF PEI COMMON STOCK AND PG&W PREFERRED STOCK............   74
SECURITY OWNERSHIP OF PEI AND PG&W MANAGEMENT.............................   74
INDEPENDENT PUBLIC ACCOUNTANTS OF PEI AND PG&W............................   75
INCORPORATION BY REFERENCE................................................   76
INDEX TO FINANCIAL STATEMENTS OF PEI AND PG&W.............................  F-1
CONSOLIDATED FINANCIAL STATEMENTS OF PEI..................................  F-3
FINANCIAL STATEMENTS OF PG&W.............................................. F-36
ANNEXES:
  A. Asset Purchase Agreement
  B. Opinion of Legg Mason Wood Walker, Incorporated with respect to the
     Sale of the Water Business
  C. Sections 1571-1580 and Section 1932 of the Pennsylvania Business
     Corporation Law relating to dissenters right

                                    SUMMARY

  The following is a summary of certain information contained in this Joint Proxy Statement. This summary is not intended to be complete and is qualified in its entirety by the more detailed information and financial statements contained elsewhere in this Joint Proxy Statement and the attached Annexes and the information which is incorporated herein by reference, all of which are important and should be reviewed carefully. Capitalized terms used herein without definition have the meanings ascribed to them elsewhere in this Joint Proxy Statement.

THE PARTIES.

  PEI and PG&W. Pennsylvania Enterprises, Inc. ("PEI") is a holding company which, through its principal subsidiary, Pennsylvania Gas and Water Company ("PG&W"), is engaged in the distribution of natural gas and water. As of August 1, 1995, PG&W had approximately 139,700 gas customers and 133,100 water customers in northeastern Pennsylvania, including the cities of Scranton and Wilkes-Barre. PEI is an exempt public holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended. PG&W's gas and water businesses are regulated by the Pennsylvania Public Utility Commission (the "PPUC"). PEI and PG&W are incorporated in Pennsylvania, with headquarters at Wilkes-Barre Center, 39 Public Square, Wilkes-Barre, Pennsylvania, 18711-0601,
(717) 829-8843.

  AWWC and PAWC. American Water Works Company, Inc. ("AWWC") is a holding company which, through its regulated subsidiary companies, is primarily engaged in the business of providing water supply services. As of December 31, 1994, AWWC and its subsidiaries on a consolidated basis had assets of approximately $3.2 billion. For the year ended December 31, 1994, AWWC's consolidated operating revenues were approximately $770 million and its consolidated net income was approximately $78.6 million. As of August 1, 1995, AWWC, through 23 subsidiaries, provided water service to approximately 1.7 million customers in 21 states. Pennsylvania-American Water Company ("PAWC") is a wholly-owned subsidiary of AWWC and is engaged in the distribution of water to customers in Pennsylvania. PAWC is regulated by the PPUC. As of August 1, 1995, PAWC had approximately 385,900 customers in Pennsylvania. AWWC is incorporated in Delaware. AWWC's headquarters are located at Corporate Center, 1025 Laurel Oak Road, Voorhees, New Jersey, 08043, (609) 346-8200. PAWC is incorporated in Pennsylvania. PAWC's headquarters are located at 800 West Hershey Park Drive, Hershey, Pennsylvania 17033, (717) 533-5000.

SHAREHOLDER MEETINGS.

  PEI. A special meeting (including any adjournments thereof, the "PEI Special Meeting") of holders of PEI Common Stock (the "PEI Shareholders") will be held at The Woodlands Inn & Resort, 1073 Highway 315, Wilkes-Barre, Pennsylvania on October 11, 1995, at 10:00 a.m. At the PEI Special Meeting, action will be taken on the following matters:

    1. To consider and vote upon a proposal to approve and adopt an Asset Purchase Agreement dated as of April 26, 1995, among PEI, PG&W, AWWC and PAWC (the "Asset Purchase Agreement"), pursuant to which PG&W will sell to PAWC its regulated water operations and certain related assets (the "Sale of the Water Business");

    2. To transact such other business as may properly come before the PEI Special Meeting.

  See "PEI SPECIAL MEETING--Purpose of Meeting" and "--Date, Time and Place of Meeting."

  PG&W. A special meeting (including any adjournments thereof, the "PG&W Special Meeting") of the holders (the "PG&W Preferred Shareholders") of PG&W Preferred Stock and PG&W Depositary Preferred

Shares will be held at The Woodlands Inn & Resort, 1073 Highway 315, Wilkes-Barre, Pennsylvania on October 11, 1995, at 11:00 a.m. At the PG&W Special Meeting, action will be taken on the following matters:

    1. To consider and vote upon a proposal to approve and adopt the Asset Purchase Agreement, pursuant to which the Sale of the Water Business will be consummated;

    2. To transact such other business as may properly come before the PG&W Special Meeting.

  See "PG&W SPECIAL MEETING--Purpose of Meeting" and "--Date, Time and Place of Meeting."

VOTING.

  Only holders of record of PEI Common Stock at the close of business on August 30, 1995, are entitled to notice of and to vote at the PEI Special Meeting. The presence in person or by proxy of a majority of the outstanding shares of PEI Common Stock is necessary to constitute a quorum at the PEI Special Meeting. If there are insufficient votes to constitute a quorum, the PEI Special Meeting may be adjourned in order to permit further solicitation of proxies. Broker non-votes, abstentions and withhold authority votes all count for the purpose of determining a quorum. At the PEI Special Meeting, each PEI Shareholder is entitled to one vote for each share of PEI Common Stock held. The affirmative vote of a majority of the votes cast by all PEI Shareholders at the PEI Special Meeting is required to approve the Asset Purchase Agreement. See "PEI SPECIAL MEETING--Record Date; Shareholders Entitled to Vote and Required Vote."

  Only holders of record of PG&W Preferred Stock and PG&W Depositary Preferred Shares at the close of business on August 30, 1995, are entitled to notice of and to vote at the PG&W Special Meeting. The presence in person or by proxy of a majority of the outstanding shares of PG&W Preferred Stock is necessary to constitute a quorum at the PG&W Special Meeting. If there are insufficient votes to constitute a quorum, the PG&W Special Meeting may be adjourned in order to permit further solicitation of proxies. Broker non-votes, abstentions, and withhold authority votes all count for the purpose of determining a quorum. At the discretion of the Depositary, Depositary non-votes will count for the purpose of determining a quorum.

  At the PG&W Special Meeting, each holder of PG&W Preferred Stock is entitled to one vote for each share held. Each holder of PG&W Depositary Preferred Shares, each representing a 1/4th interest in a share of PG&W 9% Cumulative Preferred Stock, is entitled to 1/4th vote for each PG&W Depositary Preferred Share held. Chemical Bank, which serves as Depositary for PG&W's 9% Cumulative Preferred Stock (the "Depositary"), will vote PG&W Depositary Preferred Shares in accordance with the instructions received from the holders of such shares. The votes of the PG&W Depositary Preferred Shares will be aggregated and voted by the Depositary by means of a vote of the PG&W's 9% Cumulative Preferred Stock. The Depositary may not vote any shares of PG&W's 9% Cumulative Preferred Stock absent instructions received from holders of PG&W Depositary Preferred Shares. Holders of PG&W Depositary Preferred Shares may not vote their PG&W Depositary Preferred Shares in person at the PG&W Special Meeting.

  The affirmative vote of a majority of the outstanding shares of PG&W Preferred Stock is required to approve the Asset Purchase Agreement. The written consent or affirmative vote of the sole holder of shares of Common Stock, no par value, stated value, $10.00 per share, of PG&W ("PG&W Common Stock"), is also required to approve the Asset Purchase Agreement. See "PG&W SPECIAL MEETING--Record Date; Shareholders Entitled to Vote and Required Vote."

SOLICITATION, REVOCATION AND USE OF PROXIES.

  PEI Shareholders. All holders of PEI Common Stock represented at the PEI Special Meeting by properly executed proxies received prior to or at the PEI Special Meeting, unless such proxies previously have been revoked, will be voted at the PEI Special Meeting in accordance with the instructions on the proxies. If no contrary instructions are indicated, such proxies will be voted FOR the approval and adoption of the Asset Purchase Agreement.

  Pennsylvania law provides that a proxy, unless coupled with an interest (for example, a vote pooling or similar arrangement among PEI Shareholders; certain agreements among PEI Shareholders regarding the voting of their shares of PEI Common Stock; or an unrevoked proxy in favor of an existing or potential creditor of a PEI Shareholder), is revocable at will by a shareholder, notwithstanding any other agreement or any provision in the proxy to the contrary. Proxies with respect to PEI Common Stock may be revoked by filing with the Secretary of PEI written notice of revocation bearing a later date than the proxy, by duly executing a later-dated proxy relating to the same PEI Common Stock or by attending the PEI Special Meeting and voting in person (although attendance at the PEI Special Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy with respect to PEI Common Stock must be sent to Secretary, Pennsylvania Enterprises, Inc., Wilkes-Barre Center, 39 Public Square, Wilkes-Barre, Pennsylvania 18711-0601. See "PEI SPECIAL MEETING--Solicitation, Revocation and Use of Proxies."

  PG&W Preferred Shareholders. All holders of PG&W Preferred Stock represented at the PG&W Special Meeting by properly executed proxies received prior to or at the PG&W Special Meeting, unless such proxies previously have been revoked, will be voted at the PG&W Special Meeting in accordance with the instructions on the proxies. If no contrary instructions are indicated, such proxies will be voted FOR the approval and adoption of the Asset Purchase Agreement.

  Pennsylvania law provides that a proxy, unless coupled with an interest (for example, a vote pooling or similar arrangement among PG&W Preferred Shareholders; certain agreements among PG&W Preferred Shareholders regarding the voting of their shares of PG&W Preferred Stock or PG&W Depositary Preferred Shares; or an unrevoked proxy in favor of an existing or potential creditor of a PG&W Preferred Shareholder), is revocable at will by a shareholder, notwithstanding any other agreement or provision in the proxy to the contrary. Proxies with respect to shares of PG&W's 4.10% Cumulative Preferred Stock or PG&W's 1966 Cumulative Preferred Stock may be revoked by filing with the Secretary of PG&W written notice of revocation bearing a later date than the proxy, by duly executing a later-dated proxy relating to the same shares of PG&W's 4.10% Cumulative Preferred Stock or PG&W's 1966 Cumulative Preferred Stock or by attending the PG&W Special Meeting and voting in person (although attendance at the PG&W Special Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy with respect to shares of PG&W's 4.10% Cumulative Preferred Stock or PG&W's 1966 Cumulative Preferred Stock must be sent to Secretary, Pennsylvania Gas and Water Company, Wilkes-Barre Center, 39 Public Square, Wilkes-Barre, Pennsylvania 18711-0601. Proxies with respect to PG&W Depositary Preferred Shares may be revoked by filing with the Depositary written notice of revocation bearing a later date than the proxy or by duly executing a later-dated proxy relating to the same PG&W Depositary Preferred Shares. Any written notice revoking a proxy with respect to PG&W Depositary Preferred Shares must be sent to Chemical Mellon Shareholder Services, Stock Transfer Administration--Vice President, 450 West 33rd Street, New York, New York 10001. See "PG&W SPECIAL MEETING--Solicitation, Revocation and Use of Proxies."

THE PROPOSED SALE OF THE WATER BUSINESS.

  General. Under the terms of the Asset Purchase Agreement, PEI has agreed to cause PG&W to sell to PAWC all of PG&W's regulated water operations and certain related assets (the "Water Business"), including 10 water treatment plants, 36 reservoirs and approximately 7,000 acres of watershed land for $409,143,000 (including debt assumed), subject to adjustment. See "THE SALE OF THE WATER BUSINESS--Basic Terms of the Asset Purchase Agreement--Description of Assets Sold and Liabilities Assumed."

  Reasons for the Sale of the Water Business. The respective Boards of Directors of PEI and PG&W have unanimously approved the Asset Purchase Agreement and believe that it is in the best interests of the respective shareholders, employees and customers of PEI and PG&W. For a further discussion of the factors considered in the recommendation of the respective Boards of Directors of PEI and PG&W with respect to the Sale of the Water Business, see "SPECIAL FACTORS--Background of and Reasons for the Sale of the Water Business" and "--Recommendations of the PEI and PG&W Boards of Directors."

  RECOMMENDATIONS OF THE PEI AND PG&W BOARDS OF DIRECTORS

  THE BOARD OF DIRECTORS OF PEI BELIEVES THAT THE SALE OF THE WATER BUSINESS IS FAIR TO, AND IN THE BEST INTERESTS OF, PEI AND THE PEI SHAREHOLDERS. THE BOARD OF DIRECTORS OF PEI HAS UNANIMOUSLY APPROVED THE TERMS OF THE ASSET PURCHASE AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT THE PEI SHAREHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE ASSET PURCHASE AGREEMENT.

  THE BOARD OF DIRECTORS OF PG&W BELIEVES THAT THE SALE OF THE WATER BUSINESS IS FAIR TO, AND IN THE BEST INTERESTS OF, PG&W AND THE PG&W PREFERRED SHAREHOLDERS. THE BOARD OF DIRECTORS OF PG&W HAS UNANIMOUSLY APPROVED THE TERMS OF THE ASSET PURCHASE AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT PG&W PREFERRED SHAREHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE ASSET PURCHASE AGREEMENT.

  SEE "SPECIAL FACTORS--RECOMMENDATIONS OF THE BOARDS OF DIRECTORS OF PEI AND PG&W."

  Conditions to Consummation of the Sale of the Water Business; Regulatory Approvals. The obligation of each of PEI, PG&W, AWWC and PAWC to consummate the Sale of the Water Business is subject, among other conditions, to (i) the receipt of certain regulatory approvals, including the approval of the PPUC,
(ii) the receipt of certain other consents including, without limitation, the consent to the assignment of certain contracts from PG&W to PAWC, (iii) the approval of the Asset Purchase Agreement by the PEI Shareholders and the PG&W Preferred Shareholders, (iv) the receipt of the consent of the holders of certain indebtedness of PG&W and PEI, including, without limitation, (a) the holders of no less than 60% of the aggregate principal amount of (x) PG&W's First Mortgage Bonds 9.23% Series due 1999, PG&W's First Mortgage Bonds 9.34% Series due 2019 and PG&W's First Mortgage Bonds 8.375% Series due 2002, voting as one class and (y) PG&W's First Mortgage Bonds 7.20% Series due 2017, PG&W's First Mortgage Bonds 7.125% Series due 2022, PG&W's First Mortgage Bonds 6.05% Series due 2019 and PG&W's First Mortgage Bonds 7% Series due 2017, voting as one class and (b) the holders of a majority of each of four series of Luzerne County Industrial Development Authority Exempt Facilities Revenue Bonds, and
(v) certain other conditions. See "THE SALE OF THE WATER BUSINESS--Basic Terms of the Asset Purchase Agreement--Conditions to Sale."

  Employees. PAWC has agreed to offer employment to at least 294 individuals who are currently employed by PG&W and to assume certain liabilities with respect to such employees. See "THE SALE OF THE WATER BUSINESS--Basic Terms of the Asset Purchase Agreement--Employees."

  Termination of Asset Purchase Agreement. The Asset Purchase Agreement may be terminated for certain reasons, including, but not limited to, (i) the failure of the closing of the transactions contemplated by the Asset Purchase Agreement to have occurred on or prior to April 26, 1996, (ii) the receipt by PEI or PG&W of a proposal to acquire all or most of the assets of PEI or PG&W or at least a majority of the outstanding voting securities of PEI or PG&W (or a proposal to acquire an option to acquire any of the foregoing), which PEI's Board of Directors determines in good faith to be more favorable to the PEI Shareholders than the transactions contemplated by the Asset Purchase Agreement, (iii) a failure by PEI or PG&W to obtain the approval of the PEI Shareholders and the PG&W Preferred Shareholders of the Asset Purchase Agreement at the PEI Special Meeting and the PG&W Special Meeting or (iv) a failure by PG&W and PAWC to resolve any disputes with respect to the survey of the real property to be sold to PAWC which survey is required to be performed prior to the Closing. See "THE SALE OF THE WATER BUSINESS--Basic Terms of the Asset Purchase Agreement-- Amendments and Termination."

  Termination Payments and Expense Reimbursement. If (i) PEI or PG&W terminates the Asset Purchase Agreement after receiving a proposal to acquire all or most of the assets of PEI or PG&W or the Water Business or at least a majority of the outstanding voting securities of PEI or PG&W (or a proposal to acquire an option to acquire any of the foregoing) which the Board of Directors of PEI determines in good faith to be more favorable to the PEI Shareholders than the transactions contemplated by the Asset Purchase Agreement, or (ii) any party to the Asset Purchase Agreement terminates the Asset Purchase Agreement because the Asset Purchase Agreement is not approved by the PEI Shareholders or the PG&W Preferred Shareholders and within 3 months after the date of such termination PEI or PG&W enters into a letter of intent or definitive agreement with any person or group of persons other than AWWC or its affiliates concerning any acquisition, merger, consolidation or other similar transaction that would result in the transfer to such person or group of persons of at least 10% of the assets to be acquired by PAWC pursuant to the Asset Purchase Agreement or any other transaction if that transaction would be inconsistent with PEI's or PG&W's obligations under the Asset Purchase Agreement (a "Competing Transaction") or consummates a Competing Transaction or (iii) if AWWC or PAWC terminates the Asset Purchase Agreement due to either (a) PEI's or PG&W's breach of certain of its obligations with respect to this Joint Proxy Statement which are not cured or (b) the withdrawal by the Board of Directors of PEI or PG&W of its recommendation in favor of the transactions contemplated by the Asset Purchase Agreement and if PEI enters into a letter of intent or definitive agreement with respect to a Competing Transaction or consummates a Competing Transaction within 6 months of such termination, PG&W has agreed to pay to PAWC a breakup fee of $9,000,000 and to reimburse PAWC for all reasonable out-of-pocket expenses (up to $1,500,000) incurred by PAWC and AWWC in connection with the transactions contemplated by the Asset Purchase Agreement. See "SALE OF THE WATER BUSINESS--Basic Terms of the Asset Purchase Agreement--Termination Payments and Expense Reimbursements."

OPINION OF FINANCIAL ADVISOR.

  PEI has retained Legg Mason Wood Walker, Incorporated ("Legg Mason") as financial advisor for itself and PG&W in connection with the Sale of the Water Business. Legg Mason has delivered to the Boards of Directors of PEI and PG&W its written opinion that as of the date of the Asset Purchase Agreement the consideration to be received by PG&W pursuant to the Sale of the Water Business is fair to the PEI Shareholders, the PG&W Common Shareholder and the PG&W Preferred Shareholders, from a financial point of view. A copy of such opinion is attached as Annex B to this Joint Proxy Statement and should be read in its entirety by the PEI Shareholders and the PG&W Preferred Shareholders. See "SPECIAL FACTORS--Opinion of Financial Advisor."

ACCOUNTING TREATMENT.

  The Sale of the Water Business will result in the disposal of a business segment for financial reporting purposes by each of PEI and PG&W. In accordance with generally accepted accounting principles, the estimated loss of $5.8 million on the Sale of the Water Business net of the anticipated income of $6.9 million from the Water Business during the phase-out period (assuming that the Closing occurs on December 31, 1995) was recorded as of March 31, 1995, and the financial statements of both PEI and PG&W for 1994 and prior years have been restated to reflect the operations of the Water Business as "discontinued operations." See "SPECIAL FACTORS--Accounting Treatment."

DISSENTERS RIGHTS.

  PEI Shareholders. PEI Shareholders do not have dissenters rights with respect to the Asset Purchase Agreement. See "PEI SPECIAL MEETING--Dissenters Rights."

  PG&W Preferred Shareholders. PG&W Preferred Shareholders and holders of PG&W Depositary Preferred Shares who do not vote in favor of the approval of the Asset Purchase Agreement and otherwise comply with the provisions of the Pennsylvania Business Corporation Law will have the right, if the Sale of the Water Business is consummated, to dissent from the Sale of the Water Business and seek payment of the fair value of their shares of PG&W Preferred Stock. See "PG&W SPECIAL MEETING--Dissenters Rights" and "DISSENTERS RIGHTS--PG&W Preferred Shareholders."

FEDERAL INCOME TAX CONSEQUENCES.

  The consummation of the Sale of the Water Business pursuant to the Asset Purchase Agreement will not have any federal income tax consequences to PEI Shareholders or PG&W Preferred Shareholders, but will be a taxable transaction to PG&W. See "SPECIAL FACTORS--Federal Income Tax Consequences."

PEI SUMMARY CONSOLIDATED FINANCIAL DATA.

  The summary consolidated financial data set forth below have been derived from PEI's unaudited consolidated financial statements as restated to reflect PG&W's water utility operations as "discontinued operations" effective March 31, 1995. IN PREPARING THIS SUMMARY CONSOLIDATED FINANCIAL DATA, ALL OF PEI'S INTEREST CHARGES AND PG&W'S PREFERRED STOCK DIVIDENDS HAVE BEEN ALLOCATED TO CONTINUING OPERATIONS (SEE NOTE 2 BELOW).

                                                            SIX MONTHS ENDED
                             YEAR ENDED DECEMBER 31,            JUNE 30,
                          -------------------------------  --------------------
                          1994 (1)   1993 (1)   1992 (1)   1995 (1)   1994 (1)
                          ---------  ---------  ---------  ---------  ---------
                           (UNAUDITED, AND IN THOUSANDS OF DOLLARS, EXCEPT
                                         PER SHARE AMOUNTS)
OPERATING REVENUES......  $ 167,992  $ 153,325  $ 143,227  $  93,421  $ 106,801
  Cost of gas...........     98,653     86,557     77,720     54,281     64,814
                          ---------  ---------  ---------  ---------  ---------
OPERATING MARGIN........     69,339     66,768     65,507     39,140     41,987
OTHER OPERATING EX-
 PENSES.................     48,852     46,870     45,638     26,964     28,799
                          ---------  ---------  ---------  ---------  ---------
OPERATING INCOME........     20,487     19,898     19,869     12,176     13,188
OTHER INCOME (DEDUC-
 TIONS), NET............        258       (472)       (92)       412        194
INTEREST CHARGES (2)....    (13,793)   (12,888)   (13,164)    (7,669)    (6,499)
                          ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS.............      6,952      6,538      6,613      4,919      6,883
INCOME (LOSS) WITH
 RESPECT TO DISCONTINUED
 OPERATIONS.............     10,504      7,909      4,915     (3,704)     4,724
                          ---------  ---------  ---------  ---------  ---------
INCOME BEFORE
 SUBSIDIARY'S PREFERRED
 STOCK DIVIDENDS........     17,456     14,447     11,528      1,215     11,607
SUBSIDIARY'S PREFERRED
 STOCK DIVIDENDS (2)....      4,639      6,462      5,065      1,383      2,644
                          ---------  ---------  ---------  ---------  ---------
NET INCOME (LOSS).......  $  12,817  $   7,985  $   6,463  $    (168) $   8,963
                          =========  =========  =========  =========  =========
EARNINGS (LOSS) PER
 SHARE OF COMMON STOCK:
  Continuing operations.  $     .43  $     .02  $     .39  $     .62  $     .78
  Discontinued opera-
   tions................       1.92       1.80       1.22       (.65)       .87
                          ---------  ---------  ---------  ---------  ---------
  Net income (loss)
   before premium on
   redemption of
   subsidiary's
   preferred stock......       2.35       1.82       1.61       (.03)      1.65
  Premium on redemption
   of subsidiary's
   preferred stock......       (.18)       --         --         --        (.10)
                          ---------  ---------  ---------  ---------  ---------
  Earnings (loss) per
   share of common
   stock................  $    2.17  $    1.82  $    1.61  $    (.03) $    1.55
                          =========  =========  =========  =========  =========
  Cash dividends per
   share of common
   stock................  $    2.20  $    2.20  $    2.20  $    1.10  $    1.10
                          =========  =========  =========  =========  =========
CAPITALIZATION AT END OF
 PERIOD:
  Common shareholders'
   investment...........  $ 172,012  $ 165,775  $ 135,144  $ 168,455  $ 168,875
  Preferred stock of
   PG&W--
   Not subject to
   mandatory
    redemption, net.....     33,615     33,615     33,615     33,615     33,615
   Subject to mandatory
    redemption..........      1,760     31,840     41,920      1,680     16,760
  Long-term debt........    220,705    155,388    148,866    157,893    158,191
                          ---------  ---------  ---------  ---------  ---------
      Total capitaliza-
       tion.............  $ 428,092  $ 386,618  $ 359,545  $ 361,643  $ 377,441
                          =========  =========  =========  =========  =========
NET UTILITY PLANT AT END
 OF PERIOD..............  $ 209,672  $ 198,865  $ 191,345  $ 212,403  $ 201,925
                          =========  =========  =========  =========  =========
TOTAL ASSETS AT END OF
 PERIOD:
  Continuing operations.  $ 321,236  $ 318,057  $ 257,458  $ 296,126  $ 291,220
  Discontinued opera-
   tions, net (3).......    203,196    193,002    183,702    197,713    201,355
                          ---------  ---------  ---------  ---------  ---------
      Total.............  $ 524,432  $ 511,059  $ 441,160  $ 493,839  $ 492,575
                          =========  =========  =========  =========  =========

- --------
See page 7 for an explanation of footnotes.

- --------
(1) Restated to reflect discontinued operations.
(2) None of PEI's interest charges nor any of PG&W's Preferred Stock dividends has been allocated to the discontinued operations. Interest charges relating to indebtedness of PG&W have been allocated to the discontinued operations based on the relationship of the gross water utility plant of the discontinued operations to the total of PG&W's gross gas and water utility plant. This is the same method as has been utilized by PG&W and the PPUC in establishing the revenue requirements of both PG&W's gas and water utility operations.
(3) Net of (i) liabilities being assumed by PAWC, (ii) estimated liability for income taxes on sale of discontinued operations, (iii) with respect to the six months ended June 30, 1995, the anticipated income from discontinued operations during the balance of the phase-out period, and (iv) with respect to periods ended in 1994 and earlier years, other net assets of the discontinued operations (which were written off as of March 31, 1995). See
    Note 2 of Notes to PEI's Consolidated Financial Statements included elsewhere in this Joint Proxy Statement.

PG&W SUMMARY FINANCIAL DATA.

  The selected financial data set forth below have been derived from PG&W's unaudited financial statements, as restated to reflect PG&W's water utility operations as "discontinued operations" effective March 31, 1995. IN PREPARING THIS SUMMARY FINANCIAL DATA, ALL OF PG&W'S PREFERRED STOCK DIVIDENDS HAVE BEEN ALLOCATED TO CONTINUING OPERATIONS (SEE NOTE 2 BELOW).

                                                             SIX MONTHS ENDED
                                YEAR ENDED DECEMBER 31,          JUNE 30,
                               ----------------------------  ------------------
                               1994 (1)  1993 (1)  1992 (1)  1995 (1)  1994 (1)
                               --------  --------  --------  --------  --------
                                 (UNAUDITED, AND IN THOUSANDS OF DOLLARS,
                                        EXCEPT PER SHARE AMOUNTS)
OPERATING REVENUES............ $167,992  $153,325  $143,227  $93,421   $106,801
  Cost of gas.................   98,653    86,557    77,720   54,281     64,814
                               --------  --------  --------  -------   --------
OPERATING MARGIN..............   69,339    66,768    65,507   39,140     41,987
OTHER OPERATING EXPENSES......   50,211    47,976    46,570   27,773     29,388
                               --------  --------  --------  -------   --------
OPERATING INCOME..............   19,128    18,792    18,937   11,367     12,599
OTHER INCOME (DEDUCTIONS),
 NET..........................       72      (585)      (88)     172         81
INTEREST CHARGES (2)..........   (9,898)   (9,815)  (10,808)  (5,324)    (4,841)
                               --------  --------  --------  -------   --------
INCOME FROM CONTINUING
 OPERATIONS...................    9,302     8,392     8,041    6,215      7,839
INCOME (LOSS) WITH RESPECT TO
 DISCONTINUED OPERATIONS......   10,504     7,909     4,915   (3,704)     4,724
                               --------  --------  --------  -------   --------
NET INCOME....................   19,806    16,301    12,956    2,511     12,563
DIVIDENDS ON PREFERRED STOCK
 (2)..........................    4,639     6,462     5,065    1,383      2,644
                               --------  --------  --------  -------   --------
EARNINGS APPLICABLE TO COMMON
 STOCK........................ $ 15,167  $  9,839  $  7,891  $ 1,128   $  9,919
                               ========  ========  ========  =======   ========
EARNINGS (LOSS) PER SHARE OF
 COMMON STOCK:
  Continuing operations....... $    .90  $    .46  $    .76  $   .87   $   1.05
  Discontinued operations.....     2.02      1.90      1.26     (.67)       .95
                               --------  --------  --------  -------   --------
  Total before premium on
   redemption of preferred
   stock......................     2.92      2.36      2.02      .20       2.00
  Premium on redemption of
   preferred stock............     (.19)      --        --       --        (.11)
                               --------  --------  --------  -------   --------
  Earnings per share of common
   stock...................... $   2.73  $   2.36  $   2.02  $   .20   $   1.89
                               ========  ========  ========  =======   ========
Cash dividends per share of
 common stock................. $   1.81  $   2.82  $   2.54  $  1.41   $    .71
                               ========  ========  ========  =======   ========

- --------
See page 8 for an explanation of footnotes

                                                              SIX MONTHS ENDED
                                    YEAR ENDED DECEMBER 31,       JUNE 30,
                                   -------------------------- -----------------
                                   1994 (1) 1993 (1) 1992 (1) 1995 (1) 1994 (1)
                                   -------- -------- -------- -------- --------
                                     (UNAUDITED, AND IN THOUSANDS OF DOLLARS,
                                            EXCEPT PER SHARE AMOUNTS)
CAPITALIZATION AT END OF PERIOD
  Common shareholder's investment. $216,032 $188,011 $158,098 $214,369 $214,175
  Preferred stock--
   Not subject to mandatory
   redemption, net................   33,615   33,615   33,615   33,615   33,615
   Subject to mandatory redemp-
    tion..........................    1,760   31,840   41,920    1,680   16,760
  Long-term debt..................  170,825  125,535  119,040  108,000  108,325
                                   -------- -------- -------- -------- --------
      Total capitalization........ $422,232 $379,001 $352,673 $357,664 $372,875
                                   ======== ======== ======== ======== ========
UTILITY PLANT AT END OF PERIOD.... $209,672 $198,865 $191,345 $212,403 $201,925
                                   ======== ======== ======== ======== ========
TOTAL ASSETS AT END OF PERIOD:
  Continuing operations........... $315,139 $315,069 $254,425 $293,196 $287,970
  Discontinued operations, net
   (3)............................  203,196  193,002  183,702  197,713  201,355
                                   -------- -------- -------- -------- --------
      Total....................... $518,335 $508,071 $438,127 $490,909 $489,325
                                   ======== ======== ======== ======== ========

- --------
(1) Restated to reflect discontinued operations.
(2) None of the dividends on PG&W Preferred Stock has been allocated to the discontinued operations. Interest charges relating to indebtedness of PG&W have been allocated to the discontinued operations based on the relationship of the gross water utility plant of the discontinued operations to the total of PG&W's gross gas and water utility plant. This is the same method as has been utilized by PG&W and the PPUC in establishing the revenue requirements of both PG&W's gas and water utility operations.
(3) Net of (i) liabilities being assumed by PAWC, (ii) estimated liability for income taxes on sale of discontinued operations, (iii) with respect to the six months ended June 30, 1995, the anticipated income from discontinued operations during the balance of the phase-out period, and (iv) with respect to periods ended in 1994 and earlier years, other net assets of the discontinued operations (which were written off as of March 31, 1995). See
    Note 2 of Notes to PG&W's Financial Statements included elsewhere in this Joint Proxy Statement.

PEI AND PG&W UNAUDITED PRO FORMA FINANCIAL STATEMENTS

  PRO FORMA FINANCIAL STATEMENTS OF PEI AND PG&W REFLECTING THE USE OF THE PROCEEDS FROM THE SALE OF THE WATER BUSINESS AND CERTAIN RELATED TRANSACTIONS ARE INCLUDED ELSEWHERE IN THIS JOINT PROXY STATEMENT AND SHOULD BE READ IN THEIR ENTIRETY BY PEI SHAREHOLDERS AND PG&W PREFERRED SHAREHOLDERS. SEE "USE OF CERTAIN PROCEEDS OF THE SALE OF THE WATER BUSINESS", "PEI UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS" AND "PG&W UNAUDITED PRO FORMA FINANCIAL STATEMENTS."

                              PEI SPECIAL MEETING

PURPOSE OF MEETING.

  This Joint Proxy Statement is being furnished by Pennsylvania Enterprises, Inc. ("PEI") to holders (the "PEI Shareholders") of its common stock, no par value, stated value $10 per share ("PEI Common Stock"), in connection with the solicitation of proxies by the Board of Directors of PEI for use at the Special Meeting of PEI Shareholders and at any adjournments thereof (the "PEI Special Meeting"). At the PEI Special Meeting, PEI Shareholders will consider and vote upon a proposal to approve and adopt the Asset Purchase Agreement dated as of April 26, 1995 (the "Asset Purchase Agreement"), among PEI, Pennsylvania Gas and Water Company ("PG&W"), American Water Works Company, Inc. ("AWWC") and Pennsylvania-American Water Company ("PAWC") pursuant to which PG&W will sell to PAWC (the "Sale of the Water Business"), PG&W's regulated water operations and certain related assets (the "Water Business").

  The date of this Joint Proxy Statement is September 1, 1995. This Joint Proxy Statement and the enclosed form of proxy are first being mailed to the PEI Shareholders on or about September 7, 1995.

  THE BOARD OF DIRECTORS OF PEI BELIEVES THAT THE SALE OF THE WATER BUSINESS IS FAIR TO, AND IN THE BEST INTERESTS OF, PEI AND THE PEI SHAREHOLDERS. THE BOARD OF DIRECTORS OF PEI HAS UNANIMOUSLY APPROVED THE TERMS OF THE ASSET PURCHASE AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT THE PEI SHAREHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE ASSET PURCHASE AGREEMENT.

DATE, TIME AND PLACE OF MEETING.

  The PEI Special Meeting will be held at The Woodlands Inn & Resort, 1073 Highway 315, Wilkes-Barre, Pennsylvania on October 11, 1995, at 10:00 a.m.

RECORD DATE; SHAREHOLDERS ENTITLED TO VOTE AND REQUIRED VOTE.

  Only holders of record of PEI Common Stock at the close of business on August 30, 1995 are entitled to notice of and to vote at the PEI Special Meeting. As of August 30, 1995, there were 5,753,178 shares of PEI Common Stock outstanding, which is the only class of capital stock entitled to vote at the PEI Special Meeting. These shares were held by 8,013 holders of record on such date.

  The presence in person or by proxy of a majority of the outstanding shares of PEI Common Stock is necessary to constitute a quorum at the PEI Special Meeting. If there are insufficient votes to constitute a quorum, the PEI Special Meeting may be adjourned in order to permit further solicitation of proxies. Broker non-votes, abstentions and withhold authority votes all count for the purpose of determining a quorum. At the PEI Special Meeting, each PEI Shareholder is entitled to one vote for each share of PEI Common Stock held. The affirmative vote of a majority of the votes cast by all PEI Shareholders at the PEI Special Meeting is required to approve the Asset Purchase Agreement. The Asset Purchase Agreement must also be approved by the written consent or affirmative vote of the sole holder of shares of common stock, no par value, stated value $10 per share of PG&W ("PG&W Common Stock"), and the affirmative vote of a majority of shares of PG&W Preferred Stock, voting as a class.

SOLICITATION, REVOCATION AND USE OF PROXIES.

  All holders of PEI Common Stock represented at the PEI Special Meeting by properly executed proxies received prior to or at the PEI Special Meeting, unless such proxies previously have been revoked, will be voted at the PEI Special Meeting in accordance with the instructions on the proxies. If no contrary instructions are indicated, such proxies will be voted FOR the approval and adoption of the Asset Purchase Agreement.

  Pennsylvania law provides that a proxy, unless coupled with an interest (for example, a vote pooling or similar arrangement among PEI Shareholders; certain agreements among PEI Shareholders regarding the voting of their shares of PEI Common Stock; or an unrevoked proxy in favor of an existing or potential creditor of a

PEI Shareholder), is revocable at will by a shareholder, notwithstanding any other agreement or any provision in the proxy to the contrary. Proxies with respect to PEI Common Stock may be revoked by filing with the Secretary of PEI written notice of revocation bearing a later date than the proxy, by duly executing a later-dated proxy relating to the same PEI Common Stock or by attending the PEI Special Meeting and voting in person (although attendance at the PEI Special Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy with respect to PEI Common Stock must be sent to Secretary, Pennsylvania Enterprises, Inc., Wilkes-Barre Center, 39 Public Square, Wilkes-Barre, Pennsylvania 18711-0601.

  Proxies will be solicited by use of the mails. Directors, officers and employees of PEI and PG&W may also solicit proxies by telephone, telecopy, telegram or personal contact and such persons will receive no additional compensation for such services. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of PEI Common Stock held in their names. PEI also has retained D.F. King & Co., Inc., 77 Water Street, 20th Floor, New York, New York 10005, 212-269-5550 to aid in the solicitation of proxies with respect to the Asset Purchase Agreement for a fee estimated to be in the range of $5,500 plus reimbursement for reasonable and customary out-of-pocket expenses. PEI will bear the cost of preparing and mailing the proxy material in connection with the PEI Special Meeting, Securities and Exchange Commission ("SEC") filing fees, the printing costs in connection with this Joint Proxy Statement and the fees and expenses of the proxy solicitor.

NO DISSENTERS RIGHTS.

  Holders of PEI Common Stock do not have statutory appraisal or dissenters rights with respect to the Asset Purchase Agreement.

SHAREHOLDER PROPOSALS.

  PEI Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the SEC. Should a PEI Shareholder intend to present a proposal at the 1996 Annual Meeting of PEI Shareholders, it must be received by the Secretary of PEI at PEI's Executive Offices, Wilkes-Barre Center, 39 Public Square, Wilkes-Barre, Pennsylvania, 18711-0601, no later than November 30, 1995, in order to be included in PEI's proxy statement and form of proxy relating to that meeting. Under the rules of the SEC, PEI Shareholders submitting such proposals are required to have held shares of PEI Common Stock amounting to $1,000 in market value for at least one year prior to the date of submission.

OTHER BUSINESS.

  The management of PEI does not intend to present and does not have any reason to believe that others will present, at the PEI Special Meeting, any item of business other than those set forth herein. However, if any other business is properly presented at the PEI Special Meeting and may properly be considered and acted upon, proxies will be voted by those named on the proxy card in their best judgment.

TRADING MARKET FOR AND MARKET PRICE OF PEI COMMON STOCK.

  On April 25, 1995, the day prior to the date of public announcement of the proposed Sale of the Water Business, the high and low sales prices of PEI Common Stock, as reported on the New York Stock Exchange, were $32.125 and $31.75 per share.

                             PG&W SPECIAL MEETING

PURPOSE OF MEETING.

  This Joint Proxy Statement is being furnished by Pennsylvania Gas and Water Company ("PG&W") to holders ("PG&W Preferred Shareholders") of shares of its 4.10% Cumulative Preferred Stock, par value $100 per share, 1966 Cumulative Preferred Stock, par value $100 per share, 9% Cumulative Preferred Stock, par value $100 per share (collectively, the "PG&W Preferred Stock") and Depositary Preferred Shares, each representing a 1/4th interest in a share of PG&W 9% Cumulative Preferred Stock ("PG&W Depositary Preferred Shares") in connection with the solicitation of proxies by the Board of Directors of PG&W for use at the Special Meeting of the PG&W Preferred Shareholders and at any adjournments thereof (the "PG&W Special Meeting"). At the PG&W Special Meeting, PG&W Preferred Shareholders will consider and vote upon a proposal to approve and adopt the Asset Purchase Agreement, which provides for the Sale of the Water Business.

  The date of this Joint Proxy Statement is September 1, 1995. This Joint Proxy Statement and the enclosed form of proxy are first being mailed to the PG&W Preferred Shareholders on or about September 7, 1995.

  THE BOARD OF DIRECTORS OF PG&W BELIEVES THAT THE SALE OF THE WATER BUSINESS IS FAIR TO, AND IN THE BEST INTERESTS OF, PG&W AND THE PG&W PREFERRED SHAREHOLDERS. THE BOARD OF DIRECTORS OF PG&W HAS UNANIMOUSLY APPROVED THE TERMS OF THE ASSET PURCHASE AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT PG&W PREFERRED SHAREHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE ASSET PURCHASE AGREEMENT.

DATE, TIME AND PLACE OF MEETING.

  The Special Meeting of PG&W Preferred Shareholders will be held at The Woodlands Inn & Resort, 1073 Highway 315, Wilkes-Barre, Pennsylvania on October 11, 1995, at 11:00 a.m.

RECORD DATE; SHAREHOLDERS ENTITLED TO VOTE AND REQUIRED VOTE.

  Only holders of record of PG&W Preferred Stock and PG&W Depositary Preferred Shares at the close of business on August 30, 1995 are entitled to notice of and to vote at the PG&W Special Meeting. As of August 30, 1995, there were 367,600 outstanding shares of PG&W Preferred Stock, which is the only class of capital stock entitled to vote at the PG&W Special Meeting. These shares were held by 716 holders of record on such date. Chemical Bank, which serves as depositary for PG&W's 9% Cumulative Preferred Stock (the "Depositary") is the only record holder of PG&W's 9% Cumulative Preferred Stock. PG&W Depositary Preferred Shares were held by 512 holders of record on such date.

  The presence in person or by proxy of a majority of the outstanding shares of PG&W Preferred Stock is necessary to constitute a quorum at the PG&W Special Meeting. If there are insufficient votes to constitute a quorum, the PG&W Special Meeting may be adjourned in order to permit further solicitation of proxies. Broker non-votes, abstentions, and withhold authority votes all count for the purpose of determining a quorum. At the discretion of the Depositary, Depositary non-votes will count for the purpose of determining a quorum.

  At the PG&W Special Meeting, each holder of PG&W Preferred Stock is entitled to one vote for each share held. Each holder of PG&W Depositary Preferred Shares is entitled to a 1/4th vote for each PG&W Depositary Preferred Share held. The Depositary will vote all PG&W Depositary Preferred Shares in accordance with the instructions received from the holders of such shares. The votes of the PG&W Depositary Preferred Shares will be aggregated and voted by the Depositary by means of a vote of the PG&W 9% Cumulative Preferred Stock. The Depositary may not vote any shares of PG&W 9% Cumulative Preferred Stock absent instructions received from holders of PG&W Depositary Preferred Shares. Holders of PG&W Depositary Preferred Shares may not vote their PG&W Depositary Preferred Shares in person at the PG&W Special Meeting.

  The written consent or affirmative vote of the sole holder of the outstanding shares of PG&W Common Stock and the affirmative vote of a majority of the outstanding shares of PG&W Preferred Stock, voting as a class, is required to approve the Asset Purchase Agreement. The Asset Purchase Agreement must also be approved by the affirmative vote of a majority of the votes cast by all PEI Shareholders at the PEI Special Meeting. If the Asset Purchase Agreement is approved by the requisite vote of the holders of PEI Common Stock and PG&W Preferred Stock, immediately following the PG&W Special Meeting, PEI, as the sole holder of all of the outstanding shares of PG&W Common Stock, will execute a written consent approving the Asset Purchase Agreement.

SOLICITATION, REVOCATION AND USE OF PROXIES.

  All holders of PG&W Preferred Stock represented at the PG&W Special Meeting by properly executed proxies received prior to or at the PG&W Special Meeting, unless such proxies previously have been revoked, will be voted at the PG&W Special Meeting in accordance with the instructions on the proxies. If no contrary instructions are indicated, such proxies will be voted FOR the approval and adoption of the Asset Purchase Agreement.

  Pennsylvania law provides that a proxy, unless coupled with an interest (for example, a vote pooling or similar arrangement among PG&W Preferred Shareholders; certain agreements among PG&W Preferred Shareholders regarding the voting of their shares of PG&W Preferred Stock or PG&W Depositary Preferred Shares; or an unrevoked proxy in favor of an existing or potential creditor of a PG&W Preferred Shareholder), is revocable at will by a shareholder, notwithstanding any other agreement or provision in the proxy to the contrary. Proxies with respect to PG&W's 4.10% Cumulative Preferred Stock or PG&W's 1966 Cumulative Preferred Stock may be revoked by filing with the Secretary of PG&W written notice of revocation bearing a later date than the proxy, by duly executing a later-dated proxy relating to the same PG&W's 4.10% Cumulative Preferred Stock or PG&W's 1966 Cumulative Preferred Stock or by attending the PG&W Special Meeting and voting in person (although attendance at the PG&W Special Meeting will not in and of itself constitute revocation of a proxy). Once the vote on the adoption and approval of the Asset Purchase Agreement has been taken, such proxies with respect to the Asset Purchase Agreement may not be revoked. Any written notice revoking a proxy must be sent to Secretary, Pennsylvania Gas and Water Company, Wilkes-Barre Center, 39 Public Square, Wilkes-Barre, Pennsylvania 18711-0601. Proxies with respect to PG&W Depositary Preferred Shares may be revoked by filing with the Depositary written notice of revocation bearing a later date than the proxy or by duly executing a later-dated proxy relating to the same PG&W Depositary Preferred Shares. Any written notice revoking a proxy with respect to PG&W Depositary Preferred Shares must be sent to Chemical Mellon Shareholder Services, Stock Transfer Administration--Vice President, 450 West 33rd Street, New York,
New York 10001.

  Proxies will be solicited by use of the mails. Directors, officers and employees of PG&W may also solicit proxies by telephone, telegram, telecopy or personal contact and such persons will receive no additional compensation for such services. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of PG&W Preferred Stock held in their names. PG&W has also retained D.F. King & Co., Inc., 77 Water Street, 20th Floor, New York, New York 10005, 212-269-5550, to aid in the solicitation of proxies with respect to the Asset Purchase Agreement for a fee estimated to be in the range of $5,500 plus reimbursement for reasonable and customary out-of-pocket expenses. PG&W will bear the cost of preparing and mailing the proxy material in connection with the PG&W Special Meeting. PEI will bear the cost of the SEC filing fees, the printing costs in connection with this Joint Proxy Statement and the fees and expenses of the proxy solicitor.

DISSENTERS RIGHTS.

  PG&W Preferred Shareholders who do not vote in favor of the approval of the Asset Purchase Agreement and comply with the provisions of the Pennsylvania Business Corporation Law will have the right, if the Sale of the Water Business is consummated, to dissent from the Sale of the Water Business and seek payment of the fair value of their shares of PG&W Preferred Stock. Holders of PG&W Depositary Preferred Shares will also have the right to seek payment of the fair value of their PG&W Depositary Preferred Shares. See "DISSENTERS RIGHTS--PG&W Preferred Shareholders."

SHAREHOLDER PROPOSALS.

  PG&W is not required by law, or pursuant to its Amended and Restated Articles of Incorporation or By-Laws, to hold annual meetings of PG&W Preferred Shareholders. PG&W has no plans to call another special meeting of PG&W Preferred Shareholders.

OTHER BUSINESS.

  The management of PG&W does not intend to present and does not have any reason to believe that others will present, at the PG&W Special Meeting, any item of business other than those set forth herein. However, if any other business is properly presented at the PG&W Special Meeting and may properly be considered and acted upon, proxies will be voted by those named on the proxy card in their best judgment.

TRADING MARKET FOR AND MARKET PRICE OF PG&W PREFERRED STOCK.

  On April 25, 1995, the day prior to the date of public announcement of the proposed Sale of the Water Business, (i) the bid price of PG&W's 4.10% Cumulative Preferred Stock, as reported on the National Association of Securities Dealers OTC Bulletin Board, was $45.75 per share and (ii) the bid and asked prices of PG&W Depositary Preferred Shares, as reported on the National Association of Securities Dealers Automated Quotation System were $24.50 and $25.75, respectively, per PG&W Depositary Preferred Share. No trading market currently exists for PG&W's 1966 Cumulative Preferred Stock.

                                SPECIAL FACTORS

BACKGROUND OF AND REASONS FOR THE SALE OF THE WATER BUSINESS.

  At a special meeting of the Boards of Directors of PEI and PG&W on January 18, 1995, Kenneth L. Pollock, Chairman of PEI and PG&W, suggested that PEI and PG&W consider the sale of the Water Business. Mr. Pollock described meetings that he had initiated with George W. Johnstone, President and Chief Executive Officer of AWWC, and Joseph F. Hartnett, Jr., the Vice President and Treasurer of AWWC concerning the possible sale of the Water Business to AWWC. These discussions had taken place on several occasions during 1994 and had initially concerned a sale of the Water Business to AWWC as part of a possible purchase of PEI by Mr. Pollock. Mr. Pollock told the Boards that he determined not to pursue such a purchase in late December, 1994, because he could not arrange the purchase on terms and in a time-frame that would be acceptable to him, but that based on his earlier discussions with AWWC, he was suggesting that the Boards of Directors of PEI and PG&W consider the sale of the Water Business.

  A Special Water Asset Committee of the PEI and PG&W Boards of Directors (the "Special Committee") was appointed, consisting of Messrs. Kenneth L. Pollock (Chairman), Simms, Davis and Ross (alternate) to consider whether a sale of the Water Business was in the best interests of PEI and PG&W and their shareholders, customers and employees. Arthur Andersen LLP was asked to review the accounting treatment of a sale of the Water Business. The Boards also decided to retain Legg Mason Wood Walker, Incorporated ("Legg Mason") to act as their financial advisor in connection with a sale of the Water Business. Legg Mason was familiar with PEI and PG&W and had participated informally in Mr. Pollock's earlier discussions regarding a possible sale of the Water Business.

  On January 19, 1995, Mr. Johnstone met with the Special Committee to discuss a potential sale of the Water Business to AWWC and provided the Special Committee with information about AWWC and PAWC. The Special Committee reviewed the financial capability and the water utility operational experience (particularly in Pennsylvania) of AWWC, considered the possible benefits and disadvantages of a sale and discussed various aspects of a sale.

  At its meeting on January 31, 1995, the Special Committee discussed with representatives of AWWC a draft asset purchase agreement prepared by AWWC. Arthur Andersen LLP also discussed the accounting treatment of certain deferred regulatory assets and deferred credits related to the Water Business. The Special Committee considered various aspects of a sale, including required consents and real estate and employee issues. It was also decided to add Mr. Casaday to the Special Committee.

  From January 31 to February 22, 1995, representatives of PEI and PG&W and AWWC and PAWC continued to negotiate the terms of a possible sale of the Water Business.

  At meetings on February 22 and 23, 1995, the Boards of PEI and PG&W continued their consideration of a possible sale of the Water Business. Mr. Pollock, on behalf of the Special Committee, briefed the Boards of Directors of PEI and PG&W on the current state of negotiations with AWWC. Legg Mason delivered to the Boards a preliminary report regarding the preliminary terms of the proposed transaction with PAWC and AWWC and its preliminary valuation analyses for the Water Business based upon then current information, including financial projections, provided to it by the management of PEI and PG&W. This report is described below under "--Opinion of PEI and PG&W Financial Advisor."

  The Boards of Directors of PEI and PG&W also discussed with Legg Mason possible recapitalizations of PEI and PG&W in connection with the sale, including the repurchase of PG&W first mortgage bonds, PG&W Preferred Stock and PEI Common Stock. The Boards reviewed information about AWWC and PAWC and financial information about PEI and PG&W.

  The Boards then discussed the advantages of a sale of the Water Business, including the following. The sale would:

  . divest an underperforming asset. The Water Business earned only slightly more than a 2% return on equity during the past three years as compared with an approximate 12% average annual return for the gas operations over the past three years. Legg Mason noted that based on management's financial projections, even given the water rate increases expected over the next several years, PG&W would still not achieve a full allowable return on its water assets or reach an industry average;

  . eliminate the need to fund the large capital expenditures for the water operations (then estimated at $112.4 million through 1999);

  . eliminate the possible dilution resulting from the need to issue more PEI
    Common Stock to fund these expenditures;

  . eliminate the uncertainty of the amount and timing of water rate relief;

  . give management more time and capital to focus on the growth of the gas operations; and

  . potentially reduce operating expenses. Management of PEI and PG&W felt that the smaller gas-only entity would give management the opportunity to explore and evaluate possible efficiencies in the post-sale operations, but these efficiencies have not yet been quantified.

  The Boards of Directors of PEI and PG&W also noted the positive effect the recapitalizations being considered in connection with the sale of the Water Business would have on PEI's and PG&W's financial and capital ratios, credit rating, future equity needs, earnings per share, dividend payout and payout ratio and stock price.

  The Boards also discussed the disadvantages of a sale of the Water Business. PEI and PG&W would be giving up the long-term potential for revenues and earnings growth in the water operations following the achievement of a full allowable return on the water operations or the attainment of the industry average (although the Boards felt that such rate relief would not be achieved in the next several years). In addition, PEI and PG&W would be giving up a large part of their asset base and an offset to its seasonal gas operations.

  The Boards of Directors of PEI and PG&W considered the various advantages and disadvantages of a sale of the Water Business in their totality and did not quantify or otherwise attempt to assign relative weights to the specific factors considered in making their respective determinations.

  Legg Mason then preliminarily reviewed with the Boards a list of other entities that might have an interest in acquiring the Water Business. They were Citizens Utilities Company, Consumers Water Company, Topeka Group Incorporated, a wholly owned subsidiary of Minnesota Power & Light Company, Philadelphia Suburban Water Co., United Water Resources, Inc., Utilicorp United Inc. and Luzerne County, Pennsylvania. The point of the list was to identify any company that might have both the interest and ability to beat AWWC's offer. In the Boards' and Legg Mason's analysis, in general, as to the companies on the list, either the company was not thought to have both the interest and the ability, or the company had informally suggested to PEI and PG&W a possible purchase price substantially below the level of the negotiations with AWWC.

  At its March 10 and 13, 1995 meetings, the Special Committee continued its consideration of the advisability of a sale of the Water Business, reviewed the status of negotiations with AWWC and considered specific major issues arising in the negotiations, including the purchase price.

  During March, 1995, representatives of PEI and PG&W and AWWC and PAWC met on several occasions to continue negotiation of a sale of the Water Business.

  At the March 29, 1995 PEI and PG&W Board meetings, members of the Special Committee briefed the Boards of PEI and PG&W on the status of the negotiations with AWWC and the Boards discussed the major terms and conditions of the proposed sale and outstanding unresolved issues, including the purchase price and the liabilities to be assumed by PAWC. Also, at these meetings, Legg Mason reported on its assessment of the potential interest and ability of a number of companies, other than PAWC, and local municipalities to make a competing offer for the Water Business. Legg Mason noted the financial strength and the Pennsylvania water utility expertise of AWWC. Legg Mason further noted that PAWC served contiguous territory to that of PG&W.

  At its meetings on April 6, 11 and 24, 1995, the Special Committee reviewed the status of negotiations and discussed major unresolved issues, including the purchase price, issues relating to real estate (including the amount of land around the reservoirs, tanks, pumping stations and water treatment plants to be sold to PAWC, the process of subdividing plots that would be owned in part by PG&W and in part by PAWC, and the requirements of a title survey), and the assumption by PAWC of certain employee benefit obligations.

  On April 26, 1995, the PEI and PG&W Boards reviewed the proposed terms and conditions of the Asset Purchase Agreement and the advantages of the Sale of the Water Business. Legg Mason delivered to the Boards a report of its valuation analyses for the assets to be acquired by PAWC pursuant to the Asset Purchase Agreement. This report is described below under "--Opinion of PEI and PG&W Financial Advisor." Legg Mason summarized for the Boards the financial terms of the proposed Sale of the Water Business and discussed its valuation methodologies. The report concluded that, based upon the then projected operating performance of the Water Business as provided by the management of PEI and PG&W, the purchase price range of $400 million to $420 million was above the median and mean values implied by a comparable company methodology and a comparable acquisition transaction methodology, and was above or within substantially the entire range of values implied by a discounted cash flow analysis. (See "--Opinion of PEI and PG&W Financial Advisor" for an explanation of these analyses.) Legg Mason then rendered its oral opinion that the consideration to be received by PG&W in the Sale of the Water Business was fair to the PEI Shareholders, the PG&W Common Shareholder and the PG&W Preferred Shareholders from a financial point of view. (Subsequently, Legg Mason delivered its written opinion dated April 26, 1995 to the same effect.) See "--Opinion of PEI and PG&W Financial Advisor" and Annex B to this Joint Proxy Statement.)

  Arthur Andersen also reviewed for the Boards the accounting and financial reporting implications of the Sale of the Water Business.

  Meeting separately, the PEI Board of Directors and the PG&W Board of Directors determined that the Sale of the Water Business is fair to and in the best interests of PEI and PG&W and their respective shareholders, employees and customers and unanimously approved the terms of the Asset Purchase Agreement. The PEI Board also approved a standstill agreement between PEI and AWWC, pursuant to which AWWC agreed that, until the earlier of (a) two years following the date of the Asset Purchase Agreement, or (b) the date any person or entity other than AWWC or its affiliates publicly announces that it has acquired or has entered into a letter of intent or a definitive agreement with PEI or PG&W to acquire from PEI or PG&W a significant interest or amount of the assets of PEI or PG&W or of PG&W's water business or at least 10% of the outstanding securities of PEI or PG&W with general voting rights to elect directors of PEI or PG&W, as the case may be, or any right or option to acquire any of the foregoing, it would not (i) acquire or offer or propose to acquire from PEI or PG&W any business or assets of or securities issued by PEI or PG&W or any right or option to acquire any of the foregoing except pursuant to the Asset Purchase Agreement, (ii) solicit proxies from PEI Shareholders or seek or propose to influence or control the management or policies of PEI,
(iii) become a member of any "group" (as such term is interpreted under the Securities Exchange Act of 1934), (iv) enter into any discussions, negotiations or understandings with any other person with respect to the foregoing or (v) make any public disclosure of any kind with respect to any of the foregoing (except as it relates specifically to, and is permitted by, the Asset Purchase Agreement) or take any other action which might reasonably be expected to result in any such disclosure.

  The Boards of Directors of PEI and PG&W did not consider a spin-off of the Water Business since the Boards concluded that (i) the revenues of the Water Business alone (without the revenues and operating income of the gas operations) would be insufficient to fund the large capital expenditures and operating expenses of the

Water Business and (ii) the value to be received by the PEI Shareholders and the PG&W Preferred Shareholders in the Sale of the Water Business would be greater than the value to be received by the PEI Shareholders and the PG&W Preferred Shareholders if PG&W were to continue to operate the Water Business. In each case, the Boards reached these conclusions because the actual earned rate of return on the equity applicable to the Water Business, is significantly lower than the actual earned rate of return on the equity applicable to PEI or PG&W as a whole. Also, the Boards of Directors of PEI and PG&W did not consider a liquidation of PEI and PG&W since the Boards had determined to operate and expand the gas operations.

RECOMMENDATIONS OF THE PEI AND PG&W BOARDS OF DIRECTORS.

  THE BOARDS OF DIRECTORS OF PEI AND PG&W BELIEVE THAT THE SALE OF THE WATER BUSINESS IS FAIR TO, AND IN THE BEST INTERESTS OF, PEI, PG&W AND THEIR RESPECTIVE SHAREHOLDERS. ACCORDINGLY, THE BOARDS OF DIRECTORS OF PEI AND PG&W HAVE UNANIMOUSLY APPROVED THE TERMS OF THE ASSET PURCHASE AGREEMENT AND RECOMMEND THAT HOLDERS OF PEI COMMON STOCK AND PG&W PREFERRED STOCK VOTE FOR APPROVAL AND ADOPTION OF THE ASSET PURCHASE AGREEMENT.

  At regular meetings of the Boards of Directors of PEI and PG&W, each held on April 26, 1995, the respective Boards of Directors of PEI and PG&W approved the terms of the Asset Purchase Agreement. This approval followed and was based upon discussions at previous meetings of the Boards of Directors of PEI and PG&W and the Special Committee of such Boards to consider matters relating to the sale of PG&W's Water Business described under "--Background of and Reasons for the Sale of the Water Business."

  In reaching their respective decisions, the Boards of Directors of PEI and PG&W gave careful consideration to a number of factors. The material factors were the following: (i) the terms and conditions of the Asset Purchase Agreement, (ii) the analyses and fairness opinion of Legg Mason concerning the Sale of the Water Business, (iii) the analyses of the Boards of Directors of PEI and PG&W of the price offered by PAWC and the prospects (including the amount and timing of water rate relief) and capital and operating requirements of the Water Business, (iv) the effects of the possible recapitalizations in connection with the Sale of the Water Business, (v) the need for capital to expand the gas operations and (vi) the financial strength and water utility experience of PAWC. The Boards of Directors of PEI and PG&W considered these factors in their totality and did not quantify or otherwise attempt to assign relative weights to the specific factors considered in making their respective determinations. As the preceding list of material factors indicates, the Boards considered several additional factors at the April 26 meeting that were not considered at the February 22 and 23 meetings. At the April 26 meeting, the Boards considered the terms of the Asset Purchase Agreement (which was still being negotiated at the time of the earlier meetings); the Boards reviewed the analyses and the fairness opinion of Legg Mason (which was prepared for the April 26 meeting); and the Boards considered in greater depth the financial strength and water utility experience of PAWC.

OPINION OF PEI AND PG&W FINANCIAL ADVISOR.

  PEI retained Legg Mason on behalf of itself and PG&W to act as their financial advisor and, in such capacity, to, among other things, advise the Boards of Directors of PEI and PG&W concerning opportunities for a sale of PG&W's Water Business and to give its opinion to the Boards of Directors of PEI and PG&W regarding the fairness to the holders of PEI Common Stock, PG&W Common Stock and PG&W Preferred Stock from a financial point of view of the consideration to be received by PG&W in the Sale of the Water Business. At the April 26, 1995 meetings of the Boards of Directors of PEI and PG&W, Legg Mason rendered its oral opinion (which was followed by a written opinion), that, as of April 26, 1995, the consideration to be received by PG&W in the Sale of the Water Business was fair to the PEI Shareholders, the PG&W Common Shareholder and the PG&W Preferred Shareholders from a financial point of view. A copy of the written opinion of Legg Mason, which sets forth certain of the assumptions made and matters considered in the review undertaken, is attached to this Joint Proxy Statement as Annex B. PEI Shareholders and PG&W Shareholders are urged to read the opinion in its entirety. Legg Mason's opinion is directed only to the consideration to be received by PG&W pursuant to the Sale of the Water Business and does not constitute a recommendation to any PEI Shareholder or PG&W Preferred Shareholder as to how such shareholder should vote at the PEI Special Meeting or the PG&W Special Meeting. The summary of the opinion of Legg Mason set forth in this Joint Proxy Statement is qualified in its entirety by reference to the full text of such opinion. No limitations were imposed by the Boards of Directors of PEI and PG&W upon Legg Mason with respect to the investigation made or procedures followed in rendering its opinion, except that Legg Mason was not requested by the Board of Directors of PEI or PG&W, and therefore was not authorized to, and did not, solicit third party indications of interest for the acquisition of the Water Business, although Legg Mason expressed to the Boards of Directors of PEI and PG&W its view on the possible interest and ability of certain third parties to purchase the Water Business. See "-- Background of and Reasons for the Sale of the Water Business."

  In arriving at its opinion, Legg Mason: (1) reviewed the terms of the Asset Purchase Agreement; (2) reviewed certain publicly available audited and unaudited financial statements of PEI and PG&W; (3) reviewed certain operating and financial information, including forecasts and projections, provided by management of PEI and PG&W with respect to the operations and prospects of the Water Business; (4) met with the President and Chief Executive Officer, the Vice President--Finance, the Vice President--Human Resources, the Vice President--Administration, the Vice President--Operations and Engineering, the Vice-President--Water Resources and the Controller of PEI and PG&W to discuss the business and prospects and historical financial statements of PEI and PG&W to the extent related to the Water Business; (5) analyzed publicly available financial data and stock market performance data of publicly traded companies with water utility operations that Legg Mason deemed comparable to the Water Business; (6) reviewed the terms, to the extent available to Legg Mason, of recent acquisitions of companies with water utility operations that Legg Mason considered relevant to its inquiry; and (7) conducted an analysis of PEI's historical stock market data and a visit to certain facilities of PG&W. The items set forth in the preceding sentence include all material analyses Legg Mason conducted and deemed relevant to its opinion.

  For the purpose of the Legg Mason opinion, the consideration to be received by PG&W pursuant to the Sale of the Water Business included the purchase price to be paid in cash and the assumption by PAWC of certain liabilities associated with the Water Business. In the course of its review, Legg Mason relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information provided to it by management of PEI and PG&W or publicly available. In arriving at its opinion, Legg Mason did not perform or obtain any independent appraisal of the assets of the Water Business, nor did Legg Mason conduct a physical inspection of those assets. With respect to forecasts and projections related to the Water Business, Legg Mason assumed without independent verification that they reflected the best available estimates and judgments of the management of PEI and PG&W as to the future performance of such business. Legg Mason's opinion was based upon conditions as they existed and could be evaluated on the date of such opinion.

  Preliminary Legg Mason Report. At meetings on February 22 and February 23, 1995, at which the Boards of PEI and PG&W considered the sale of the Water Business, Legg Mason delivered to the Boards a preliminary report (the "Preliminary Legg Mason Report") regarding the preliminary terms of the proposed transaction with PAWC and AWWC and its preliminary valuation analyses for the Water Business based upon then current information, including financial projections, provided to it by the management of PEI and PG&W. In connection with its preliminary valuation analyses, Legg Mason employed three valuation methodologies: a comparison with certain comparable publicly traded companies, a comparison with certain comparable acquisition transactions and a discounted cash flow analysis. A description of each of these methodologies is included in the summary of the Legg Mason Report (as defined below). In the course of reviewing the transaction and arriving at its opinion, Legg Mason did not deliver to the Boards a valuation range for the Water Business. Legg Mason concluded that, based upon the historical and the then projected financial results of the Water Business and the methodologies used in its preliminary valuation analyses, it would be able to deliver a fairness opinion to PEI and PG&W regarding the consideration to be received by PG&W pursuant to the Sale of the Water Business based on a purchase price between $400 million and $420 million.

  Legg Mason Report. At meetings on April 26, 1995, at which the Boards of Directors of PEI and PG&W considered the Sale of the Water Business and the terms of the Asset Purchase Agreement, Legg Mason delivered to the Boards of Directors of PEI and PG&W a report (the "Legg Mason Report", and together with the Preliminary Legg Mason Report, the "Legg Mason Reports") of its valuation analyses for the Water Business. In connection with the Legg Mason Report, Legg Mason employed the same three valuation methodologies used by it in connection with the Preliminary Legg Mason Report.

  Analysis of Consideration to be Received by PG&W. In the Legg Mason Report, Legg Mason summarized for the Boards of Directors of PEI and PG&W the financial terms of the proposed Sale of the Water Business. Based on information provided by management of PEI and PG&W, including the projected assets of the Water Business at the time of Closing and the projected liabilities to be assumed by PAWC. Legg Mason estimated the purchase price would be approximately $420 million, or a $6.5 million premium to the projected book value of the assets of the Water Business at the Closing.

  Projections. In performing the analyses included in the Legg Mason Report, Legg Mason utilized the historical financial statements of the Water Business and the projections with respect to the Water Business dated February 16, 1995, provided by management of PEI and PG&W.

  The following is a brief summary of the analyses performed by Legg Mason in connection with the Legg Mason Report.

  Comparable Public Company Methodology. Legg Mason compared the historical and projected financial, operating and stock market performance of certain publicly traded companies that Legg Mason considered comparable to the Water Business with the historical and projected financial and operating performance of the Acquired Assets and the Water Business, based upon information provided by the management of PEI and PG&W. Such comparable companies included AWWC, Aquarion Company, California Water Service Company, Connecticut Water Service, Inc., Consumers Water Company, E'Town Corporation, IWC Resources Corporation, Middlesex Water Company, Philadelphia Suburban Corporation, SJW Corp., Southern California Water Company, Southwest Water Company and United Water Resources Inc.

  In performing its analysis, Legg Mason examined both the market value of the total outstanding common equity (the "Market Value") and the Market Value plus preferred equity at liquidation value, minority interests (if any) and total debt net of cash and cash equivalents (the "Market Capitalization") of the comparable public companies. Using each company's Market Capitalization, Legg Mason calculated multiples of, among other things, each company's latest twelve months' ("LTM") earnings before interest and taxes ("EBIT"), LTM earnings before interest, taxes, depreciation and amortization ("EBITDA") and LTM revenue and total assets (collectively, the "Market Capitalization Multiples").

  Using each company's Market Value and based on published security analyst estimates, Legg Mason also calculated multiples of, among other things, each company's LTM net income available to common stockholders, common stockholders' equity and projected net income available to common stockholders (the "Market Value Multiples"). However, Legg Mason concluded and advised the Boards of Directors of PEI and PG&W that it relied on Market Capitalization Multiples rather than Market Value Multiples because, in Legg Mason's view, the implied net income and common stockholders' equity of the Water Business did not reflect a capitalization consistent with debt and equity ratios customarily employed in the industry.

  Legg Mason applied the Market Capitalization Multiples to projected total assets and calculated the median and mean of imputed values for the Water Business of $285.3 million and $289.5 million, respectively. Legg Mason applied the Market Capitalization Multiples to projected revenues and calculated the median and mean of imputed values for the Water Business of $179.5 million and $170.8 million, respectively. Legg Mason applied the Market Capitalization Multiples to the projected EBITDA of the Water Business and calculated both the median and mean of implied values for the Water Business to be $263.6 million. Legg Mason applied the Market Capitalization Multiples to the projected EBIT of the Water Business and calculated the median and mean of imputed values of the Water Business of $271.9 million and $277.6 million, respectively. Legg Mason also reviewed values derived by applying Market Value Multiples to the Water Business implied net income and implied common stockholders' equity, but, as set forth above, did not rely on such derived values in its analysis.

  The Legg Mason Report concluded that, based upon the then projected operating performance of the Water Business as provided by the management of PEI and PG&W, the purchase price range of $400 million to $420 million for the Water Business was above the median and mean values implied by a comparable company methodology.

  No company utilized in the comparable public company methodology reflected in the Legg Mason Report was identical to the Water Business. Accordingly, an analysis of the results of such a comparison is not mathematical; rather, it involves complex considerations and judgments concerning differences in historical and projected financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of such companies and the Water Business.

  Comparable Acquisition Transaction Methodology. In preparing the Legg Mason Report, Legg Mason compared the publicly available financial and operating performance of certain other water utilities that Legg Mason considered comparable to the Water Business and that had been acquired in recent transactions with the historical and projected financial and operating performance of the Water Business, based upon information provided by the management of PEI and PG&W. Such transactions included: United Water Resources Inc./GWC Corp., AWWC/Ohio Suburban Water Company, AWWC/Missouri Cities Water Company, SJW Corp./Roscoe Moss Co., and GWC Corp./certain assets of AMREP Corp. In addition, Legg Mason reviewed limited available information on certain transactions including: Citizens Utilities Co./RHC Holding Corp., Inland Resources Inc./Lomax Exploration Company, Ionics Inc./Resources Conservation Co., Spring Valley Water Co., Inc./certain assets of United Water Resources Inc. and AWWC/certain divisions of Avatar Holdings, Inc.

  In performing its analysis, Legg Mason examined both the amount paid for each acquired business' common stockholders' equity (the "Purchase Price of Equity") and the Purchase Price of Equity plus the acquired business' total debt, preferred equity and minority interest (if any) less cash and cash equivalents (the "Transaction Value"). Using the Transaction Value of each such comparable acquisition transaction, Legg Mason calculated multiples of, among other things, the acquired business' LTM revenues, total assets, LTM EBITDA and LTM EBIT (collectively, the "LTM Transaction Value Multiples").

  Using the Purchase Price of Equity of each acquired business, Legg Mason calculated a multiple of, among other things, the acquired business' LTM net income and common stockholders' equity (the "Purchase Price of Equity Multiples").

  Applying the Transaction Value Multiples to the projected revenue associated with the Water Business, Legg Mason calculated the median and mean of imputed values for the Water Business of $228.1 million and $229.3 million, respectively, and, applying the Transaction Value Multiples to the Water Business' projected assets at the Closing, Legg Mason calculated the median and mean of imputed values for the Water Business of $290.7 million and $297.3 million, respectively. Applying the Transaction Value Multiples to the Water Business' projected EBITDA. Legg Mason calculated the median and mean of imputed values for the Water Business of $298.5 million and $358.5 million, respectively. Applying the Transaction Value Multiples to the Water Business' projected EBIT, Legg Mason calculated the median and mean of imputed values for the Water Business of $321.5 million and $354.3 million, respectively. Legg Mason also reviewed values derived by applying Purchase Price of Equity Multiples to the Water Business' implied net income and implied common shareholders' equity, but, as set forth under "--Comparable Public Company Methodology", did not rely on such derived values in its analysis.

  The Legg Mason Report concluded that, based upon the then projected operating performance of the Water Business as provided by the management of PEI and PG&W, the purchase price range of $400 million to $420 million for the Water Business was above the median and mean values implied by a comparable acquisition transaction methodology.

  No business utilized in the comparable acquisition transaction methodology reflected in the Legg Mason Report was identical to the Water Business. An analysis of the results of this comparison is not mathematical; rather it involves complex considerations and judgments concerning differences in historical and projected financial and operating characteristics of the comparable acquired businesses and other factors that could affect the acquisition value of such businesses and the Water Business.

  Discounted Cash Flow Methodology. For purposes of the Legg Mason Report, Legg Mason also performed a discounted cash flow analysis of the Water Business premised upon the assumptions described below. The discounted cash flow analysis was based upon the February 16, 1995, projections provided by the management of PEI and PG&W and covered fiscal years 1996 through 1999.

  Using discount rates ranging from 7.0% to 9.0%, Legg Mason calculated the present value of the projected stream of Net Unlevered Cash Flow (as defined below) for fiscal years 1996 through 1999 and the present value of the terminal value (the "Terminal Value") of the Water Business at December 31, 1999. As used in the Legg Mason Report, "Net Unlevered Cash Flow" means, for each fiscal year, projected EBIT, less taxes at an estimated rate of 40.0%, plus projected depreciation and amortization, less projected capital expenditures, plus or minus projected changes in non-cash working capital. The Terminal Value was computed by multiplying the projected EBIT with respect to the Water Business by terminal multiples of 8.0 to 12.0. Legg Mason believed the ranges of discount rates and terminal multiples were appropriate in light of the current performance of PEI and PG&W, projections, an analysis of comparable public companies' Market Capitalization Multiples to EBIT, the risks inherent in achieving required rate relief, potential capital spending requirements of the Water Business distribution infrastructure, the current allowable return on equity, the weighted average cost of capital of the Water Business and the likely cost of capital.

  Based on the range of discount rates and terminal multiples referred to above, Legg Mason calculated a range of value of $272.3 million to $424.8 million. Based on a discounted cash flow analysis that utilized an after-tax discount rate of 7.4%, and that reflected allowable returns on the equity of a water utility, the estimated cost of debt capital for the Water Business, a capital structure of 60% debt and 40% equity, and a terminal multiple of 9.7, Legg Mason calculated the net present value of the Water Business to be $343.6 million. The Legg Mason Report concluded that, in Legg Mason's judgment and based upon the historical and projected operating performance of the Water Business, a purchase price of $400 million to $420 million was above or within substantially the entire range of values for the Water Business based on a discounted cash flow analysis.

  The summary set forth above does not purport to be a complete description of Legg Mason's written opinion or the Legg Mason Report. Legg Mason believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses or of the factors considered by it, without considering all analyses and factors, could create an incomplete view of the process underlying its opinion and such analyses. The preparation of a fairness opinion is a complex process and not necessarily susceptible to partial analysis or summary description. In its analyses, Legg Mason made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of PEI and PG&W. Any estimates in the Legg Mason Reports are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth in the Legg Mason Reports. Estimates of values of companies do not purport to be appraisals or necessarily reflect the prices at which companies may actually be sold. Because such estimates are inherently subject to uncertainty, none of PEI, PG&W, Legg Mason or any other person assumes responsibility for their accuracy.

  Legg Mason is a nationally recognized investment banking firm engaged in the valuation of businesses and their securities in connection with mergers and acquisitions and for other purposes. The Board of Directors of PEI selected Legg Mason as its financial advisor and as financial advisor to PG&W because it is a nationally recognized investment banking firm with substantial experience in divestiture transactions and has substantial knowledge regarding the Water Business derived during its service to PEI and PG&W as underwriter in numerous capital financing transactions over the last few years.

  Under its engagement letter with Legg Mason, PEI agreed to pay Legg Mason for its financial advisory services in connection with the Sale of the Water Business, upon consummation of such sale, a fee of $2.5 million (the "Sale Fee"). Of this amount, $250,000 was paid upon the engagement of Legg Mason as financial advisor to PEI and PG&W. PEI has also agreed to reimburse Legg Mason for its reasonable out-of-pocket expenses (including reasonable fees and disbursements of its legal counsel). Legg Mason has agreed that the Sale Fee will be reduced by the amount of any such out-of-pocket expense reimbursement, up to a maximum reduction of $200,000. In addition, PEI has agreed to indemnify Legg Mason, its affiliates and their respective officers, directors, employees and agents and any persons controlling Legg Mason or any of its affiliates against certain liabilities relating to or arising out of the Sale of the Water Business or its engagement, including liabilities arising under federal securities laws.

  Legg Mason has provided investment banking services to PEI and PG&W from time to time in the past for which it has received customary fees. During the past two years Legg Mason has provided the following investment banking services to PEI and PG&W: (i) service as underwriter with respect to the sale of $30.0 million aggregate principal amount of Luzerne County Industrial Development Authority Exempt Facilities Revenue Refunding Bonds, 1994 Series A (the "1994 Series A Bonds"), which was consummated in November, 1994, (ii) service as underwriter with respect to the sale of $19.0 million aggregate principal amount of Luzerne County Industrial Development Authority Exempt Facilities Revenue Refunding Bonds, 1993 Series A (the "1993 Series A Bonds"), which was consummated in December, 1993, (iii) service as underwriter with respect to the sale of 1,250,000 shares of PEI Common Stock, which was consummated in October, 1993. In addition, during 1994 Legg Mason advised, without any formal engagement and without receiving any fee, Kenneth L. Pollock, Chairman of the Boards of Directors of PEI and PG&W, in his consideration of the possibility of making an offer for all or substantially all of PEI. See "--Background of and Reasons for the Sale of the Water Business." In the ordinary course of its business, Legg Mason also actively trades in securities of PEI and PG&W for its own account and for the account of its customers and makes a market in those securities and, accordingly, may at any time hold a long and/or short position in any such security.

ACCOUNTING TREATMENT.

  The Sale of the Water Business will result in the disposal of a business segment for financial reporting purposes by each of PEI and PG&W. In accordance with generally accepted accounting principles, the estimated loss of $5.8 million on the Sale of the Water Business net of the anticipated income of $6.9 million from the Water Business during the phase-out period (assuming that the Closing occurs on December 31, 1995) was recorded as of March 31, 1995, and the financial statements of both PEI and PG&W for 1994 and prior years have been restated to reflect the operations of the Water Business as "discontinued operations." See "PEI MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS--Discontinued Operations" and "PG&W MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS--Discontinued Operations."

FEDERAL INCOME TAX CONSEQUENCES.

 Federal Income Tax Consequences to PEI Shareholders and PG&W Preferred Shareholders

  The consummation of the Sale of the Water Business pursuant to the Asset Purchase Agreement will not have any federal income tax consequences to PEI Shareholders or PG&W Preferred Shareholders.

 Federal Income Tax Consequences to PEI and PG&W

  PEI, PG&W and PEI's other subsidiaries file a consolidated federal income tax return. The consummation of the Sale of the Water Business pursuant to the Asset Purchase Agreement will be a taxable transaction to PG&W. PG&W will recognize a taxable gain to the extent the amount received for the Water Business exceeds PG&W's adjusted tax basis in the assets to be acquired by PAWC pursuant to the Asset Purchase Agreement. PEI believes the Sale of the Water Business will result in an estimated federal and state income tax liability of $55.3 million, an amount for which deferred income taxes have been previously provided.

                        THE SALE OF THE WATER BUSINESS

BASIC TERMS OF THE ASSET PURCHASE AGREEMENT.

  The description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Asset Purchase Agreement attached as Annex A to this Joint Proxy Statement and incorporated herein by reference.

 Description of the Assets Sold and Liabilities Assumed.

  Under the terms of the Asset Purchase Agreement, PEI has agreed to cause PG&W to sell to PAWC all of PG&W's regulated water operations and certain related assets, including (i) 10 water treatment plants, 36 reservoirs, and approximately 7,000 acres of watershed land, for a more complete description of the properties to be sold see "DESCRIPTION OF PROPERTY TO BE SOLD," (ii) all equipment and other tangible personal property used exclusively in the Water Business, (iii) certain water appropriation and flowage rights related to the reservoirs to be sold, (iv) all accounts receivable from customers, accrued utility revenues, materials and supplies and prepayments attributable exclusively to the Water Business, (v) all unamortized debt expense related to PG&W indebtedness to be assumed by PAWC, deferred treatment plant costs and carrying costs, deferred water utility billings and other deferred charges attributable exclusively to the Water Business of which recovery in future rates is probable, (vi) all intellectual property used exclusively in connection with the Water Business and goodwill, licenses and sublicenses granted and obtained with respect thereto, (vii) to the extent any third party consents are obtained, all contracts, commitments, agreements and instruments related exclusively to the Water Business, (viii) to the extent any third party consents are obtained, all permits, franchises, approvals, authorizations, licenses, orders, registrations, certificates and variances relating exclusively to the conduct of the Water Business, (ix) all books and records relating exclusively to the Water Business, the Acquired Assets (as defined below) or the employees to whom PAWC offers employment and who accept such employment (the "Transferred Employees"), (x) all rights or choses in action which are exclusively related to any of the Acquired Assets, including third party warranties and guarantees and all related claims, credits, rights of recovery and set-off, as to third parties held by or in favor of PEI or PG&W, (xi) certain rights to insurance and condemnation proceeds relating to the damage, destruction, taking or other impairment of the Acquired Assets,
(xii) certain assets of specified PEI and PG&W employee benefit plans which shall be transferred to trusts established under employment benefit plans maintained by PAWC or AWWC, as applicable, see "--Employees" and (xiii) certain office furniture, tools and transportation, stores, shop, garage, power operated, communications and other equipment assigned to or utilized by the Transferred Employees up to a maximum value of $4,000,000. (These assets are collectively referred to herein as the "Acquired Assets.")

  At the date of the consummation of the Sale of the Water Business (the "Closing"), PAWC will assume the following obligations and liabilities (individually, an "Assumed Liability" and collectively, the "Assumed Liabilities") of PEI and PG&W: (a) obligations and liabilities arising after the Closing in respect of contracts and permits assigned or transferred to PAWC pursuant to the Asset Purchase Agreement; (b) certain specific obligations and liabilities relating to the Transferred Employees and certain former employees of PG&W (collectively, the "Employee Benefit Obligations"), see "--Employees"; (c) all obligations and liabilities of PG&W arising from and after the date of Closing with respect to (1) the Luzerne County Industrial Development Authority Exempt Facilities Revenue Refunding Bonds 1992 Series A (the "1992 Series A Bonds"), Luzerne County Industrial Development Authority Exempt Facilities Revenue Bonds 1992 Series B (the "1992 Series B Bonds"), the 1993 Series A Bonds and the 1994 Series A Bonds and the related project facilities agreements (the "IDA Financings"), and (2) a Loan Agreement between PG&W and the Pennsylvania Water Facilities Loan Board and five Loan Agreements between PG&W and the Pennsylvania Infrastructure Investment Authority (the "PENNVEST Indebtedness" and, collectively with the IDA Financings, the "Assumed Indebtedness") (subject to the receipt of consents, approvals and releases required to enable PAWC to assume PG&W's obligations under the Assumed Indebtedness); (d) certain obligations or liabilities for environmental conditions on the real estate transferred to PAWC pursuant to the Asset Purchase Agreement from and after the tenth anniversary of the date of the Closing; and (e) advances existing on the date of the Closing for construction of facilities relating to the Acquired Assets. PEI and PG&W estimate that the aggregate dollar amount of the Assumed Liabilities was $155,575,000 as of June 30, 1995.

 Purchase Price.

  The $409,143,000 purchase price for the Water Business (the "Purchase Price") will be determined, adjusted and paid by PAWC as follows: (i) PAWC will pay $254,555,000 in cash (the "Base Cash Purchase Price") which amount will be increased or decreased by the amount by which PG&W's calculation of the Adjusted Net Assets (as defined below) as of the last day of the latest calendar month prior to the Closing for which financial statements are available (the "Estimated Adjusted Net Assets") is greater than or less than $248,055,000 (the Base Cash Purchase Price as so adjusted is referred to as the "Initial Cash Payment"), and (ii) PAWC will assume the Assumed Liabilities. "Adjusted Net Assets" means (1) all assets constituting Acquired Assets, minus (2) all Assumed Liabilities (other than liabilities assumed by PAWC pursuant to PAWC's assumption of the Employee Benefit Obligations, but including accrued interest on the Assumed Indebtedness), minus (3) an amount equal to the aggregate difference between: (i) the cost of each Transferred Employee's vacation entitlement for the year in which the Closing occurs multiplied by a fraction, the numerator of which is the number of days in such year on or before the Closing and the denominator of which is 365, and (ii) the cost of the vacation days each Transferred Employee has taken on or before the Closing, minus (4) the excess of contributed property related to the Water Business over $10,104,000. The Purchase Price payable at the Closing shall also be adjusted to reflect prorations for certain expenses.

 Post-Closing Adjustment.

  Within 90 days after the Closing, PAWC shall prepare a statement of net assets (the "Closing Statement of Net Assets") which reflects the Adjusted Net Assets as of midnight immediately preceding the date of the Closing, and a calculation of PAWC's determination of the amount of increase or decrease in the amount of the Adjusted Net Assets from December 31, 1994 to the date of the Closing which is derived from the Closing Statement of Net Assets ("PAWC's Adjustment Amount").

  PG&W may dispute any amounts reflected on the Closing Statement of Net Assets or in PAWC's Adjustment Amount. In the event of a dispute, PAWC and PG&W shall submit any disputed amounts to an independent accounting firm which shall determine and resolve such remaining disputed amounts and such determination and resolution shall be binding on PAWC and PG&W. PG&W and PAWC do not anticipate choosing such a firm unless and until such a dispute arises. PAWC's Adjustment Amount, if undisputed or PAWC's Adjustment Amount, as adjusted after a resolution of all disputes with respect thereto, shall be referred to as the "Final Net Asset Adjustment." If the Base Cash Purchase Price plus (or minus) the Final Net Asset Adjustment exceeds the Initial Cash Payment, then PAWC shall pay to PG&W the amount of such excess together with interest. If the Initial Cash Payment exceeds the sum of the Base Cash Purchase Price plus (or minus) the Final Net Asset Adjustment, PG&W shall pay to PAWC the amount of such excess together with interest.

 Conditions to Sale.

  The obligations of PAWC and AWWC to consummate the transactions contemplated by the Asset Purchase Agreement are subject to the satisfaction of the following conditions (any one or more of which may be waived in writing in whole or in part by PAWC or AWWC): (i) PEI and PG&W shall have performed in all material respects all agreements to have been performed prior to the Closing and all representations and warranties of PEI and PG&W made in the Asset Purchase Agreement shall have been true and correct in all material respects; (ii) the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976 (the "HSR Act") with respect to the transactions contemplated hereby shall have expired or been terminated; (iii) the Pennsylvania Public Utility Commission (the "PPUC") shall have issued an order approving the transactions contemplated by the Asset Purchase Agreement and affirming that the same regulatory treatment with respect to the Water Business shall continue following the consummation of the transactions contemplated by the Asset Purchase Agreement and such order shall not contain any restrictions (other than those in effect on the date of the Asset Purchase Agreement) which would have a material adverse effect on the Acquired Assets or the Water Business; (iv) PG&W shall have obtained all other statutory and regulatory consents which are required under the laws or regulations of any governmental or regulatory entity in order to consummate the transactions contemplated by the Asset Purchase Agreement and to permit PAWC to conduct the Water Business in substantially the same manner it was conducted by PG&W prior to the Closing (other than those consents the failure of which to obtain would not have a material adverse effect on the Water Business); (v) PG&W shall have obtained all consents, including, without limitation, the consent of a majority of the holders of each of the 1992 Series A Bonds, the 1992 Series B Bonds, the 1993 Series A Bonds and the 1994 Series A Bonds, required to enable PAWC to assume the IDA Financings; (vi) PG&W shall have obtained all consents required pursuant to the Indenture of Mortgage and Deed of Trust dated as of March 15, 1946 from PG&W to First Trust Company of New York, as successor to Morgan Guaranty Trust Company of New York, as trustee, as supplemented (the "Mortgage Indenture") relating to, among other things, the release of the real property included in the Acquired Assets and the real property which is the subject of the Operating Easement Agreement (as defined below) from the lien of the Mortgage Indenture, including, without limitation, the consent of the holders of no less than (a) 60% of the aggregate principal amount of PG&W's First Mortgage Bonds 9.23% Series due 1999, PG&W's First Mortgage Bonds 9.34% Series due 2019 and PG&W's First Mortgage Bonds 8.375% Series due 2002 voting as one class and (b) 60% of the aggregate principal amount of PG&W's First Mortgage Bonds 7.20% Series due 2017, PG&W's First Mortgage Bonds 7.125% Series due 2022, PG&W's First Mortgage Bonds 6.05% Series due 2019 and PG&W's First Mortgage Bonds 7% Series due 2017 voting as one class; (vii) PG&W shall have obtained all other consents required to be obtained by PG&W pursuant to the Asset Purchase Agreement including, without limitation, consents to the assignment of certain software used at the water treatment plants which are included as part of the Acquired Assets to PAWC; (viii) no statute, rule, regulation or order shall be in effect which restrains or prohibits the transactions contemplated by the Asset Purchase Agreement nor shall there be any pending litigation which would be expected to materially adversely affect PAWC's ownership of the Acquired Assets; (ix) PG&W and PAWC shall have executed an operating easement agreement (the "Operating Easement Agreement"), with respect to (a) the use after the Closing by PAWC of certain real property not included as part of the Acquired Assets and (b) the use after the Closing by PG&W of certain real property included as part of the Acquired Assets, see "-Transactions Between PG&W and PAWC After the Sale of the Water Business" for a description of the Operating Easement Agreement; (x) the real estate transferred to PAWC pursuant to the Asset Purchase Agreement and the rights granted to PAWC pursuant to the Operating Easement Agreement shall be adequate to operate the Water Business consistent with past practice; and (xi) the Asset Purchase Agreement and the transactions contemplated thereby shall have been approved by (a) the holders of a majority of the votes cast by all PEI Shareholders at the PEI Special Meeting, (b) the holders of a majority of the issued and outstanding shares entitled to vote thereon of PG&W Preferred Stock, voting as a separate class and (c) the sole holder of the shares of PG&W Common Stock. PAWC and AWWC have informed PEI and PG&W that they do not intend to waive the condition that the Asset Purchase Agreement be approved by the PEI Shareholders, the PG&W Common Shareholder and the PG&W Preferred Shareholders.

  The obligations of PEI and PG&W to consummate the transactions contemplated by the Asset Purchase Agreement are subject to the satisfaction of the following conditions (any one or more of which may be waived in writing in whole or in part by PEI or PG&W): (i) PAWC and AWWC shall have performed all material respects with all agreements to have been performed prior to the Closing, and all representations and warranties of PAWC and AWWC made in the Asset Purchase Agreement shall have been true and correct in all material respects; (ii) the applicable waiting period under the HSR Act with respect to the transactions contemplated hereby shall have expired or been terminated;
(iii) the PPUC shall have issued an order approving the transactions contemplated by the Asset Purchase Agreement and such order shall not contain any conditions or restrictions that would have a material adverse effect on PG&W or PEI; (iv) PAWC shall have obtained all statutory and regulatory consents which are required under the laws or regulations of any governmental or regulatory entity in order to consummate the transactions contemplated by the Asset Purchase Agreement other than those that would not have a material adverse effect on PG&W or PEI; (v) PG&W shall have obtained all consents required to enable PAWC to assume the IDA Financings, including, without limitation, the consent of a majority of the holders of each of the 1992 Series A Bonds, the 1992 Series B Bonds, the 1993 Series A Bonds and the 1994 Series A Bonds; (vi) PG&W shall have obtained all consents required pursuant to the Mortgage Indenture relating to, among other things, the release of the real property included in the Acquired Assets from the Mortgage Indenture, including, without limitation, the consent of no less than (a) 60% of the aggregate principal amount of PG&W's First Mortgage Bonds 9.23% Series due 1999, PG&W's First Mortgage Bonds 9.34% Series due 2019 and PG&W's First Mortgage Bonds 8.375% Series due 2002 voting as one class and (b)

60% of the aggregate principal amount of PG&W's First Mortgage Bonds 7.20% Series due 2017, PG&W's First Mortgage Bonds 7.125% Series due 2022, PG&W's First Mortgage Bonds 6.05% Series due 2019 and PG&W's First Mortgage Bonds 7% Series due 2017 voting as one class; (vii) PG&W shall have obtained all other consents required to be obtained by PG&W pursuant to the Asset Purchase Agreement including, without limitation, the consents of certain PEI and PG&W lenders under (a) PG&W's revolving credit agreement and three other bank lines of credit and (b) PEI's term loan agreement, see "PEI MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS--Liquidity and Capital Resources," for a description of these agreements; (viii) no statute, rule, regulation or order shall be in effect which restrains or prohibits the transactions contemplated by the Asset Purchase Agreement or which would be expected to materially adversely affect PG&W's or PEI's ownership of any of its properties nor shall there by any pending litigation which would be expected to materially adversely affect PG&W's or PEI's ownership of any of its properties; (ix) PG&W and PAWC shall have executed the Operating Easement Agreement, see "--Transactions Between PG&W and PAWC After the Sale of the Water Business" for a description of the Operating Easement Agreement, and PAWC shall have caused the release from the lien of the Indenture of Mortgage dated as of May 1, 1968 from PAWC to the Fidelity Bank, as trustee, as supplemented (the "PAWC Mortgage") of the real property which is the subject of the Operating Easement Agreement; and (x) the Asset Purchase Agreement and the transactions contemplated thereby shall have been approved by (a) the holders of a majority of the votes cast by all PEI Shareholders at the PEI Special Meeting, (b) the holders of a majority of the issued and outstanding shares entitled to vote thereon of PG&W Preferred Stock, voting as one class and (c) the sole holder of the shares of PG&W Common Stock. Although neither PEI nor PG&W intends to waive the condition that the Asset Purchase Agreement be approved by the PEI Shareholders, the PEI Common Shareholder and the PG&W Preferred Shareholders, PEI and PG&W have the right to waive such condition to the extent permitted by law.

 Certain Covenants.

  PEI and PG&W have agreed that, except as otherwise permitted by the terms of the Asset Purchase Agreement, or approved by PAWC prior to the Closing, PG&W and/or PEI shall not (i) change in any material respect existing credit and collection policies with respect to accounts receivable, (ii) enter into any contract , waive any right or enter into any other transaction (except in the ordinary course of business) which would have a material adverse effect on the Water Business or the Acquired Assets, (iii) commit to acquire subsequent to the Closing on behalf of the Water Business any capital asset or group of capital assets costing in excess of $1,000,000 which, if so acquired, would be included in the Acquired Assets or sell or lease or dispose of any asset included in the Acquired Assets or necessary to conduct the Water Business,
(iv) subject any of the Acquired Assets to any lien, (v) change any compensation or benefits or grant any new compensation or benefits payable to or in respect of any Transferred Employee, except as required by law or a collective bargaining agreement or in the ordinary course of business, or (vi) make or issue any public announcement concerning the Asset Purchase Agreement or the transactions contemplated thereby.

  PEI and PG&W have agreed that prior to the Closing, they will not solicit or initiate or (subject to the fiduciary duties of the Board of Directors of PEI to the PEI Shareholders under applicable law as advised by counsel) participate in any discussions or negotiations with or enter into any letter of intent or definitive agreement with any person or group of persons other than AWWC or its affiliates concerning any acquisition, merger, consolidation or other similar transaction that would result in the transfer to such person or group of persons of at least 10% of the Acquired Assets or any other transaction if that transaction would be inconsistent with their respective obligations under the terms of the Asset Purchase Agreement (a "Competing Transaction").

  PEI and/or PG&W have agreed that prior to the Closing they will (i) promptly make or cause to be made all filings applicable to it as may be required to consummate the transactions contemplated by the Asset Purchase Agreement; (ii) obtain and deliver to PAWC a survey of the real property included in the Acquired Assets; and (iii) arrange for certain insurance coverage for events occurring prior to the Closing but reported within five years of the date of the Closing.

  PAWC or AWWC have agreed that prior to the Closing they will (i) promptly make or cause to be made all filings and submissions under laws, rules or regulations applicable to it or its affiliates as may be required to consummate the transactions contemplated by the Asset Purchase Agreement; (ii) use their reasonable efforts to assist PEI in obtaining full releases on certain guarantees made by PEI of PG&W's obligations with respect to the PENNVEST Indebtedness; and (iii) use their reasonable efforts to assist PG&W in obtaining all consents and taking such other actions as may be required to enable PAWC to assume at the Closing all of PG&W's obligations under the Assumed Indebtedness.

 Employees.

  As of the date of the Asset Purchase Agreement, PG&W allocated 420 employees to the Water Business. PAWC has agreed to offer employment to at least 294 of these employees. If PAWC does not offer employment to all 420 of these employees, PAWC shall reimburse PG&W for 50% of the benefits payable under PG&W's severance plan to all such employees who are not offered employment by PAWC and are terminated by PG&W within a specified period after the Closing. Subject to applicable collective bargaining obligations, PAWC will provide each Transferred Employee with compensation and employee benefits which are substantially comparable to those provided by PAWC to its other similarly situated employees and credit the service of each Transferred Employee with PEI and PG&W for all purposes under PAWC's employee benefit plans other than for benefit accrual purposes under PAWC's pension plan. For a period of two years after the Closing, PEI and PG&W shall not solicit or offer employment to any Transferred Employee then employed by PAWC or its affiliates, nor shall PAWC solicit or otherwise offer employment to any person then employed by PEI or PG&W.

  The American Water System Pension Plan (the "AWWC Pension Plan") will assume the liability for all benefits accrued by Transferred Employees under the Employees' Retirement Plan of Pennsylvania Enterprises, Inc. (the "PEI Pension Plan") as of the Closing. Within 120 days after the Closing, an amount equal to the amount of those benefit liabilities plus interest on such amount at the prime rate from the Closing will be transferred from the PEI Pension Plan to the AWWC Pension Plan. All Transferred Employees will become 100% vested in their account balances under the Pennsylvania Enterprises, Inc. Savings Plan (the "PEI Savings Plan") as of the Closing. Prior to the Closing, Transferred Employees will be permitted to elect to retain their PEI stock accounts in the PEI Savings Plan. Within 120 days after the Closing, all accounts in the PEI Savings Plan attributable to Transferred Employees, other than PEI stock accounts which Transferred Employees elect to retain in the PEI Savings Plan, will be transferred to the Savings Plan for Employees of American Water Works Company, Inc., in cash and promissory notes representing participant loans. PAWC will assume the obligation to provide post-retirement health care and life insurance benefits incurred after the Closing by certain former employees of PEI and PG&W to the extent the PPUC has authorized recovery for the expense of such benefits in PG&W's water rates as of the Closing. Within 60 days after the Closing, PG&W will cause the transfer from trusts established by PG&W to fund post-retirement health care and life insurance benefits to trusts established by PAWC of all assets attributable to the former employees and Transferred Employees. PAWC will assume the liability for accrued but unused vacation of Transferred Employees for the year in which the Closing occurs.

 Representations and Warranties.

  Each of PG&W and PEI has made representations and warranties to PAWC concerning organization and qualification to do business of PEI and PG&W, investment interests of PEI and PG&W included in the Acquired Assets, corporate power and authority of PEI and PG&W, enforceability of the Asset Purchase Agreement against PEI and PG&W, compliance with laws and agreements, financial statements, changes in conduct of business, contracts, permits, environmental matters, title to the Acquired Assets, consents required to be obtained, real estate matters, tax matters, intellectual property rights, accounts receivable, labor relations, employee benefit plans, absence of undisclosed liabilities, litigation, proceedings and judgments, adequate supply of utilities, insurance matters, WARN Act matters, operating condition of the Acquired Assets and the tangible assets of the Water Business, relationships with customers, brokerage fees and assets necessary to conduct the Water Business in substantially the same manner it was conducted prior to the Closing. Each of PAWC and AWWC has made representations and warranties to PG&W concerning organization and qualification to do business of PAWC and AWWC, corporate power and authority of PAWC and AWWC, enforceability of the Asset Purchase Agreement against PAWC and AWWC, compliance with laws and agreements, consents required to be obtained, financing to pay the Purchase Price and brokerage fees.

 Amendments and Termination.

  The Asset Purchase Agreement may be amended only by the written consent of each of PEI, PG&W, AWWC and PAWC. The Asset Purchase Agreement may be terminated, among other instances, (i) by mutual written consent of PEI, PG&W, AWWC and PAWC; (ii) by PEI and/or PG&W if PEI or PG&W receives a proposal to acquire from PEI or PG&W all or most of the assets of PEI or PG&W or the Water Business or at least a majority of the outstanding securities of PEI or PG&W with general voting rights to elect directors of PEI or PG&W, or any right or option to acquire any of the foregoing that PEI's Board of Directors determines in good faith is more favorable to the PEI Shareholders than the transactions contemplated by the Asset Purchase Agreement; (iii) by PEI, PG&W, AWWC or PAWC if (a) the vote of the PEI Shareholders or PG&W Preferred Shareholders to approve the Asset Purchase Agreement and the transactions contemplated thereby is not obtained at the PEI Special Meeting or the PG&W Special Meeting or adjournments thereof, (b) any governmental or regulatory body shall have determined not to grant its consent and all appeals of such determination have been taken and been unsuccessful, (c) a court of competent jurisdiction shall have issued an order or judgment prohibiting the transactions contemplated by the Asset Purchase Agreement and such order shall have become final and nonappealable, or (d) the Closing shall not have occurred on or prior to April 26, 1996; (iv) by PAWC or AWWC if PEI or PG&W enters into any letter of intent or definitive agreement regarding a Competing Transaction; (v) by PAWC or AWWC if the Board of Directors of PEI or PG&W withdraws its recommendation to the PEI Shareholders or the PG&W Preferred Shareholders, as the case may be, to vote in favor of approval and adoption of the Asset Purchase Agreement; or (vi) by PG&W or PAWC if they are unable to resolve disputes regarding the survey of the real property included in the Acquired Assets which is required to be performed prior to the Closing.

 Termination Payments and Expense Reimbursements.

  If (i) PEI or PG&W terminates the Asset Purchase Agreement after receiving a proposal to acquire all or most of the assets of PEI or PG&W or the Water Business or at least a majority of the outstanding securities of PEI or PG&W with general voting rights to elect directors of PEI or PG&W (or a proposal to acquire an option to acquire any of the foregoing) that PEI's Board of Directors determines in good faith to be more favorable to the PEI Shareholders than the transactions contemplated by the Asset Purchase Agreement; (ii) any party to the Asset Purchase Agreement terminates the Asset Purchase Agreement because the Asset Purchase Agreement is not approved by the PEI Shareholders or the PG&W Preferred Shareholders and within 3 months after the date of such termination PEI or PG&W enters into a letter of intent or definitive agreement with respect to a Competing Transaction or consummates a Competing Transaction or (iii) if AWWC or PAWC terminates the Asset Purchase Agreement due to PEI's or PG&W's breach of certain of its obligations with respect to this Joint Proxy Statement which is not cured, or the withdrawal of the recommendations of the Boards of Directors of PEI or PG&W in favor of the transactions contemplated by the Asset Purchase Agreement and PEI enters into a letter of intent or definitive agreement or consummates a Competing Transaction, within 6 months after the date of such termination, PG&W has agreed to pay to PAWC a breakup fee of $9,000,000 and reimburse PAWC and AWWC for all reasonable out of pocket expenses (up to a maximum of $1,500,000) incurred by PAWC and AWWC in connection with the transactions contemplated by the Asset Purchase Agreement.

REGULATORY FILINGS AND APPROVALS.

  The Water Business is regulated by the PPUC with respect to utility rates, service and facilities, accounts, issuance of certain securities, the encumbering or disposition of public utility properties, the design, installation, testing, construction and maintenance of PG&W's pipeline facilities and various other matters associated with broad regulatory authority. PEI and PG&W must obtain prior approval of the PPUC to sell the Water Business to PAWC. A Joint Application of PEI, PG&W, PAWC and AWWC was filed with the PPUC on June 30, 1995 (the "Joint Application"), pursuant to which the joint applicants requested the PPUC's approval of (i) the transfer, by sale, of substantially all of the water works and rights of PG&W to PAWC including the subdivision of transferred real estate; (ii) the commencement by PAWC of water service in the certificated territory of PG&W and; (iii) abandonment by PG&W of water service to the public and (iv) such other approvals as are necessary and appropriate to complete the proposed transactions. The Office of Consumer Advocate of the Commonwealth of Pennsylvania ("OCA") has filed a Protest and Public Statement regarding the Joint Application with the PPUC requesting among other things, that the PPUC hold public hearings on the Joint Application in certain locations in PG&W's water service area. Also, two customers of PG&W have filed interventions in the proceeding. The PPUC has not taken any formal action regarding the Joint Application.

  In addition to the PPUC, the principal agency having regulatory authority over PG&W's Water Business is the Pennsylvania Department of Environmental Protection (the "DEP") (which was formerly known as the Department of Environmental Resources) which has jurisdiction, among other matters, concerning water rights, sources of supply, the design and construction of waterworks, the physical, chemical and biological characteristics of drinking water and the safety of dams. PG&W must obtain approval from the DEP for the transfer of various permits to PAWC and to this end, PG&W, AWWC and PAWC have initiated the process to obtain the appropriate DEP approvals.

  The Sale of the Water Business is also subject to the requirements of the HSR Act and the rules and regulations thereunder, which provide that certain transactions may not be consummated until required information has been furnished to the Federal Trade Commission and Antitrust Division of the United States Department of Justice and certain waiting periods have expired or been terminated.

TRANSACTIONS BETWEEN PG&W AND PAWC AFTER THE SALE OF THE WATER BUSINESS.

  After the consummation of the Sale of the Water Business, it is anticipated that certain relationships will exist between PG&W and PAWC.

  Pursuant to the Operating Easement Agreement to be entered into at the Closing by PG&W and PAWC, (i) PG&W will provide PAWC with certain rights of way and easements, free and clear of the lien of the Mortgage Indenture, over certain of PG&W's real property not included in the Acquired Assets for use, after the Closing, by PAWC in connection with the Acquired Assets and the Water Business, and (ii) PAWC will provide PG&W with certain rights of way and easements, free and clear of the lien of the PAWC Mortgage, over certain of the real property included in the Acquired Assets for use by PG&W principally in connection with its gas business.

  At the Closing, PG&W and PAWC may enter into a 5 year lease (subject to renewal at the option of PAWC for an additional 5 year term) with respect to certain common plant assets, if any, which PG&W and PAWC determine are reasonably required for the operation by PAWC of its water utility operations after the Closing.

  Pursuant to the Asset Purchase Agreement, PG&W has agreed to allow PAWC to use for a period of 180 days after the Closing, all of the logos, trademarks and trade identification of PG&W as are located at the real property to be transferred to PAWC or on the Acquired Assets.

  In addition, pursuant to the Asset Purchase Agreement, PEI and PG&W have agreed to indemnify and hold harmless PAWC and AWWC from and against all losses, liabilities, obligations and damages in excess of $3,000,000 (the "Basket Amount") arising out of or resulting from (i) any breach of any representation, warranty, covenant or agreement made by PEI or PG&W in the Asset Purchase Agreement or in any document or certificate required to be furnished to PAWC by PEI or PG&W pursuant to the Asset Purchase Agreement,
(ii) any assets of PG&W not transferred to PAWC pursuant to the Asset Purchase Agreement or any liabilities of PG&W not assumed by PAWC pursuant to the Asset Purchase Agreement ("Retained Liabilities") and (iii) the ownership, operation or use of any of PG&W's businesses or assets (or any businesses or assets of PG&W's affiliates) other than the Water Business whether before, on or after the date of the Closing. The Asset Purchase Agreement provides that PEI's and PG&W's aggregate indemnity obligations shall not exceed $40,000,000 (the "Ceiling") and that PEI and PG&W's aggregate indemnity obligations with respect to a failure to obtain subdivision approvals shall not exceed $1,000,000. The limitations with respect to the Basket Amount and the Ceiling shall not apply, however, with respect to losses, liabilities, obligations and damages suffered by PAWC and AWWC including with respect to certain breaches by PEI and PG&W of their obligations regarding due authorization, taxes and employee benefit plans or in the case of any intentional or willful breaches by PEI and PG&W of any of their representations and warranties under the Asset Purchase Agreement. The limitations with respect to the Basket Amount shall also not apply with respect to losses, liabilities, obligations and damages suffered by PAWC and AWWC due to the failure of PG&W to obtain subdivision approvals for the transfer of the real property included as part of the Acquired Assets from all applicable governmental authorities. PAWC and AWWC have agreed to indemnify and hold harmless PEI and PG&W from and against all losses, liabilities, obligations and damages arising out of or resulting from
(i) any breach of any representation, warranty, covenant or agreement made by PAWC or AWWC in the Asset Purchase Agreement or in any document or certificate required to be furnished to PG&W by PAWC or AWWC pursuant to the Asset Purchase Agreement, (ii) any Assumed Liabilities after the date of the Closing, (iii) the ownership, operation or use of the Water Business after the date of the Closing (except to the extent resulting from Retained Liabilities or to the extent resulting from breaches by PEI or PG&W of representations, warranties, covenants or agreements made pursuant to the Asset Purchase Agreement or certain other agreements contemplated by the Asset Purchase Agreement and (iv) any claim by a Transferred Employee or certain former employees of PG&W or the beneficiaries of such employees or former employees for post-retirement health care or life insurance benefits incurred after the Closing.

  PG&W's representations and warranties, covenants and obligations under the Asset Purchase Agreement will survive for various periods ranging from termination on the date of the Closing to survival for an unlimited period of time with respect to corporate power and authority of PEI and PG&W and the related indemnity obligations.

  Pursuant to the Asset Purchase Agreement, PG&W has agreed that, except for the sale to three specified customers of untreated water taken from PG&W reservoirs which are not included in the Acquired Assets, for a period of 15 years after the Closing, neither PG&W nor any of its affiliates shall directly or indirectly own, manage, operate, control or participate in the ownership, management, operation or control of or be otherwise connected in any substantial manner with any entity engaged in the business of storing, supplying and distributing water in Pennsylvania, whether or not such business is subject to regulation by the PPUC.

           USE OF CERTAIN PROCEEDS OF THE SALE OF THE WATER BUSINESS

  At meetings of the Board of Directors of PEI and PG&W, each held on August 7, 1995, (a) the Board of Directors of PG&W determined that, following the consummation of the Sale of the Water Business and subject to a review of market conditions at that time, that PG&W utilize a portion of the net proceeds of the Sale of the Water Business to (i) repay a $50.0 million bridge loan that PG&W currently seeks to obtain, see "PEI MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS--Liquidity and Capital Resources--Interim Financing Practices," for the purpose of redeeming the $50.0 million principal amount of PG&W's First Mortgage Bonds 9.57% Series due 1996, (ii) repurchase approximately 225,000 shares of PG&W's 9% Cumulative Preferred Stock (equivalent to 900,000 PG&W Depositary Preferred Shares) at an aggregate repurchase price of $24,300,000 (equivalent to $108.00 per share),
(iii) repurchase approximately 80,000 shares of PG&W's 4.10% Cumulative Preferred Stock at an aggregate repurchase price of $4,000,000 (equivalent to $50.00 per share), (iv) repay approximately $33.2 million of PG&W's bank borrowings, (v) repurchase approximately 2,035,000 shares of PG&W Common Stock from PEI for an approximate aggregate repurchase price of $81,400,000 (equivalent to $40.00 per share) and (vi) further reduce its common shareholder's investment by $30.0 million by issuing to PEI a $30.0 million 10.125% promissory note due June 15, 1999, and (b) the Board of Directors of PEI determined that following the consummation of the Sale of the Water Business and subject to a review of market conditions at that time, that PEI utilize approximately $81,400,000 of the cash it receives from PG&W as a result of PG&W's aforementioned repurchase from PEI of PG&W Common Stock to repurchase approximately 2,200,000 shares of PEI Common Stock from the public at an aggregate repurchase price of $81,400,000 (equivalent to $37.00 per share). See "PG&W UNAUDITED PRO FORMA FINANCIAL STATEMENTS" and "PEI UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS" for a description of the effects of these transactions on PEI and PG&W. Since the foregoing transactions are subject to further review by the PEI and PG&W Boards of Directors at the time of the consummation of the Sale of the Water Business, there can be no assurance that any of the foregoing transactions will be consummated or if they are consummated that they will be consummated on the prices and/or in the amounts set forth above.

                               DISSENTERS RIGHTS

PG&W PREFERRED SHAREHOLDERS.

  The following summarizes all material terms of the provisions of Sections 1571-1580, and Section 1932 of the Pennsylvania Business Corporation Law (the "PBCL") but does not purport to be a complete statement of the provisions of Sections 1571-1580 and 1932 of the PBCL. The following summary is qualified in its entirety by reference to such Sections of the PBCL, which are set forth in full as Annex C to this Joint Proxy Statement. Such provisions must be strictly complied with or the dissenters rights may be lost.

  A record owner of shares of PG&W Preferred Stock has the rights of a dissenting shareholder under Sections 1571-1580, and Section 1932 of the PBCL to object to the approval of the Asset Purchase Agreement and demand in writing to be paid in cash the fair value of such shares as of the time immediately prior to the Closing without regard to any depreciation or appreciation of the shares in consequence of the Sale of the Water Business, provided, that in the event that the Sale of the Water Business is not consummated, no PG&W Preferred Shareholder shall be entitled to any dissenters rights.

  A person who is a record owner of shares of PG&W Preferred Stock may assert dissenters rights as to fewer than all of the shares of PG&W Preferred Stock registered in his name only if he dissents with respect to all the shares of the same class or series beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf he dissents. In that event, his rights will be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

  A person who is a beneficial owner, but not a record owner, of shares of PG&W Preferred Stock and who desires to assert the rights of a dissenting shareholder can do so in his own name but only if he submits to PG&W, no later than the time of the assertion of dissenters rights, a written consent of the record owner. A beneficial owner may not dissent with respect to some but less than all of such beneficially owned shares of the same class or series of PG&W Preferred Stock owned by the record owner, whether or not the shares so owned by him are registered in his name. A holder of PG&W Depositary Preferred Shares who desires to assert the rights of a dissenting shareholder can do so in his own name but only if he submits to PG&W, no later than the time of the assertion of dissenters rights, a written consent of the Depositary. A holder of PG&W Depositary Preferred Shares may not dissent with respect to some but less than all of the PG&W Depositary Preferred Shares owned by him.

  In the event a record or beneficial owner of PG&W Preferred Stock or an owner of PG&W Depositary Preferred Shares elects to exercise the right to dissent (and, in the case of a beneficial owner of PG&W Preferred Stock or an owner of PG&W Depositary Preferred Shares, obtains the consent of the record owner), such owner must satisfy all the following conditions in order to perfect rights as a dissenting shareholder.

    1. Such owner must file with PG&W a written notice of intention to demand that he be paid the fair value for his shares of PG&W Preferred Stock, if the Asset Purchase Agreement is approved, before commencement of voting upon approval of the Asset Purchase Agreement. Neither a vote in person or by proxy against approval of the Asset Purchase Agreement nor an abstention from voting with respect to, nor a failure to vote for approval of, the Asset Purchase Agreement will constitute such a written notice of intention to demand payment for his shares.

    2. Such owner must effect no change in the beneficial ownership of his shares of PG&W Preferred Stock between the date of filing the notice of intention to demand payment for his shares and the Closing.

    3. Such owner must not vote for approval of the Asset Purchase Agreement in person or by proxy. Neither an abstention from voting with respect to, nor failure to vote in person or by proxy against approval of, the Asset Purchase Agreement will constitute a vote for approval of the Asset Purchase Agreement. A SIGNED PROXY THAT IS PRESENTED AT THE PG&W SPECIAL MEETING BUT WHICH DOES NOT CONTAIN ANY INSTRUCTION AS TO HOW THE PROXY SHOULD BE VOTED WILL BE VOTED IN FAVOR OF APPROVAL OF THE ASSET PURCHASE AGREEMENT AND THE PG&W SHAREHOLDER ON WHOSE BEHALF SUCH PROXY IS PRESENTED WILL NOT THEREAFTER BE ENTITLED TO THE RIGHTS OF A DISSENTING SHAREHOLDER.

    4. If the Asset Purchase Agreement is approved by the required vote at the PG&W Special Meeting and by the sole holder of the PG&W Common Stock, PG&W will mail a notice to all owners of shares of PG&W Preferred Stock who gave due notice of intention to demand payment of the fair value of their shares of PG&W Preferred Stock and who refrained from voting in favor of the approval of the Asset Purchase Agreement. Such notice shall state, among other things, where and when a demand for payment must be sent and certificates for certificated shares of PG&W Preferred Stock must be deposited in order to obtain payment. Such owner must make a written demand on PG&W for payment of the fair value of the shares of PG&W Preferred Stock with respect to which the dissent is made, and must submit the certificate or certificates representing such shares to PG&W by such date specified in the notice, which date shall not be less than 30 days after the date of mailing of the notice by PG&W. If the beneficial owner is not the record owner of the shares of PG&W Preferred Stock as to which a dissent is made, the beneficial owner should insure that the record owner submits the certificates to PG&W. In the case of PG&W Depositary Preferred Shares, a holder of such PG&W Depositary Preferred Shares should notify the Depositary to submit the certificates representing the underlying shares of PG&W 9% Cumulative Preferred Stock to PG&W. The written demand must state the number of shares of PG&W Preferred Stock or PG&W Depositary Preferred Shares with respect to which the dissent is made. Upon making the written demand, a record owner will be entitled only to payment in cash of the fair value of the shares of PG&W Preferred Stock or PG&W Depositary Preferred Shares as to which dissent is made and will not be entitled to vote or to exercise any other rights of a PG&W Preferred Shareholder as to such shares of PG&W Preferred Stock or PG&W Depositary Preferred Shares.

  Unless such owner of PG&W Preferred Stock both timely files the written notice of intention to demand payment for shares and makes the timely written demand for fair value as provided above, he will be conclusively presumed to have consented to the approval of the Asset Purchase Agreement and will be bound by its terms. Each written notice of intention to demand payment for shares and written demand for fair value must be sent to Pennsylvania Gas and Water Company, Wilkes-Barre Center, 39 Public Square, Wilkes-Barre, Pennsylvania 18711-0601, Attention: Secretary. In addition, failure by a record owner to submit to PG&W the certificates representing the shares of PG&W Preferred Stock as to which the dissent is made will terminate the rights of such owner as a dissenting shareholder.

  Within 60 days after the date for demanding payment and depositing certificates, if PG&W has not effected the Sale of the Water Business it shall return any certificates that have been deposited to the record owners.

  Promptly after the Closing PG&W will pay to each holder of PG&W Preferred Stock or PG&W Depositary Preferred Shares who has made written demand and has otherwise perfected dissenters right in accordance with Sections 1571-1580 of the PBCL an amount deemed by PG&W to be the fair value of such PG&W Preferred Stock or PG&W Depositary Preferred Shares ("PG&W Dissenting Shares") or give written notice that no payment will be made. No payment will be required to be made by PG&W if PG&W deems the fair value of the PG&W Dissenting Shares to be equal to zero. The payment or written notice will be accompanied by a consolidated balance sheet of PG&W and its subsidiaries for a fiscal year ending not more than 16 months before the date of payment or notice together with the latest available interim financial statements, a statement of PG&W's estimate of the fair value of the shares, and a notice of the right of dissenters to demand payment or supplemental payment, as the case may be, for their PG&W Dissenting Shares.

  If PG&W gives notice of its estimate of the fair value of the shares of PG&W Preferred Stock without making payment to a holder of PG&W Dissenting Shares of that amount or makes a payment to a holder of PG&W Dissenting Shares of its estimate of the fair value of the PG&W Preferred Stock, and any holder if PG&W Preferred Stock disagrees with PG&W as to the fair value of the PG&W Dissenting Shares, such holder of PG&W Dissenting Shares may at any time within 30 days after the mailing of the notice of estimate or payment by PG&W, send to PG&W his own estimate of the fair value of the PG&W Preferred Stock. Such estimate shall be deemed a demand for payment of the amount of the deficiency. If the holder of PG&W Dissenting Shares fails to file such estimate with PG&W within the 30-day period, such holder of PG&W Dissenting Shares shall be entitled to no more than the amount stated in the notice or paid to him by PG&W.

Within 60 days after the last to occur of (1) the Closing, (2) the timely receipt of any notices to demand payment of fair value or (3) the timely receipt of any estimates by holders of PG&W Dissenting Shares of the fair value of PG&W Preferred Stock, if any demands for payment remain unsettled, PG&W may file a petition in the Court of Common Pleas of Luzerne County, Pennsylvania (the "Court") to secure a determination of the fair value of the shares of PG&W Preferred Stock. If PG&W has not instituted such a proceeding, any holder of PG&W Dissenting Shares may do so in the name of PG&W within 30 days after the expiration of such 60-day period. All remaining holders of PG&W Dissenting Shares whose demands have not been settled will be made parties to the proceeding. The Court may, if it elects, appoint one or more appraisers to receive evidence and recommend a decision on the question of fair value.

  All holders of PG&W Dissenting Shares who remain parties to the proceeding will be entitled to a judgment against PG&W for the amount of the fair value of their PG&W Preferred Stock as of the time immediately prior to the Closing plus interest without regard to any depreciation or appreciation of the shares in consequence of the Sale of the Water Business. The costs and expenses of the proceeding to determine the fair value of the PG&W Preferred Stock held by the holders of PG&W Dissenting Shares shall be determined by the Court and assessed against PG&W, but all or any part of such costs and expenses may be apportioned and assessed, as the court may deem equitable, against any or all of the holders of PG&W Dissenting Shares if the Court shall find that the action of the holders of PG&W Dissenting Shares, in demanding supplemental payment, was dilatory, obdurate, arbitrary, vexatious or not in good faith. The expenses of the proceeding shall include reasonable compensation and reasonable expenses of the appraisers but shall exclude the fees and expenses of counsel for, and experts employed by, any party, but if the Court determines that a lack of good faith appears on the part of any party against whom fees and expenses are assessed or that PG&W failed to comply substantially with the requirements of the PBCL, the Court in its discretion may award to PG&W or any holder of PG&W Dissenting Shares, as the case may be, such sum as the Court may deem to be reasonable compensation to such party's counsel or any expert or experts employed by such party in the proceeding. If the Court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against PG&W, the Court may award to that counsel reasonable fees to be paid out of the amounts payable to the dissenters who were benefited. PG&W SHAREHOLDERS WISHING TO DISSENT SHOULD CONSULT THEIR OWN COUNSEL.

                   PEI SELECTED CONSOLIDATED FINANCIAL DATA

  The selected consolidated financial data set forth below have been derived from PEI's unaudited consolidated financial statements as restated to reflect PG&W's water utility operations as "discontinued operations" effective March 31, 1995. Operating results for the six months ended June 30, 1995, are not indicative of the results that may be expected for the entire year ending December 31, 1995, due to the seasonal nature of PG&W's business. See Note 13 of Notes to PEI's Consolidated Financial Statements included elsewhere in this Joint Proxy Statement. The selected consolidated financial data set forth below do not purport to be complete and should be read in conjunction with "PEI MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and PEI's Consolidated Financial Statements and the notes thereto included elsewhere in this Joint Proxy Statement. IN PREPARING THIS SELECTED CONSOLIDATED FINANCIAL DATA, ALL OF PEI'S INTEREST CHARGES AND ALL OF PG&W'S PREFERRED STOCK DIVIDENDS HAVE BEEN ALLOCATED TO CONTINUING OPERATIONS (SEE NOTE 2 BELOW).

                                                                                     SIX MONTHS
                                                                                        ENDED
                                       YEAR ENDED DECEMBER 31,                        JUNE 30,
                          -----------------------------------------------------  --------------------
                          1994 (1)   1993 (1)   1992 (1)   1991 (1)   1990 (1)   1995 (1)   1994 (1)
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------
                           (UNAUDITED, AND IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
OPERATING REVENUES......  $ 167,992  $ 153,325  $ 143,227  $ 138,465  $ 135,185  $ 93,421   $ 106,801
 Cost of gas............     98,653     86,557     77,720     77,801     75,711    54,281      64,814
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
OPERATING MARGIN........     69,339     66,768     65,507     60,664     59,474    39,140      41,987
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
OTHER OPERATING
 EXPENSES:
 Operation..............     22,652     21,797     21,514     20,589     21,061    11,281      11,304
 Maintenance............      4,436      3,695      3,405      3,957      4,086     2,280       2,194
 Depreciation...........      6,667      6,388      6,087      5,545      5,325     3,576       3,340
 Income taxes...........      4,290      4,935      4,962      2,513      2,464     3,292       4,962
 Taxes other than income
  taxes.................     10,807     10,055      9,670      8,663      8,458     6,535       6,999
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
   Total other operating
    expenses............     48,852     46,870     45,638     41,267     41,394    26,964      28,799
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
OPERATING INCOME........     20,487     19,898     19,869     19,397     18,080    12,176      13,188
OTHER INCOME
 (DEDUCTIONS), NET......        258       (472)       (92)       604       (805)      412         194
INTEREST CHARGES (2)....    (13,793)   (12,888)   (13,164)   (14,722)   (12,598)   (7,669)     (6,499)
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
INCOME FROM CONTINUING
 OPERATIONS.............      6,952      6,538      6,613      5,279      4,677     4,919       6,883
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
DISCONTINUED OPERATIONS:
 Income from
  discontinued
  operations, net of
  related income taxes..     10,504      7,909      4,915      3,130        315     2,127       4,724
 Estimated loss on
  disposal of
  discontinued
  operations, net of
  anticipated income
  during the phase-out
  period................        --         --         --         --         --     (5,831)        --
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
 Income (loss) with
  respect to
  discontinued
  operations............     10,504      7,909      4,915      3,130        315    (3,704)      4,724
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
INCOME BEFORE
 SUBSIDIARY'S PREFERRED
 STOCK DIVIDENDS........     17,456     14,447     11,528      8,409      4,992     1,215      11,607
SUBSIDIARY'S PREFERRED
 STOCK DIVIDENDS (2)....      4,639      6,462      5,065      4,236      4,323     1,383       2,644
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
NET INCOME (LOSS).......  $  12,817  $   7,985  $   6,463  $   4,173  $     669  $   (168)  $   8,963
                          =========  =========  =========  =========  =========  ========   =========

- --------
See page 35 for an explanation of footnotes.

                                                                                           SIX MONTHS
                                                                                              ENDED
                                         YEAR ENDED DECEMBER 31,                            JUNE 30,
                         -----------------------------------------------------------  -----------------------
                          1994 (1)    1993 (1)    1992 (1)    1991 (1)    1990 (1)     1995 (1)    1994 (1)
                         ----------- ----------- ----------- ----------- -----------  ----------- -----------
                         (UNAUDITED, AND IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS AND RATIOS)
COMMON STOCK INFORMATION:
 Weighted average number
  of shares outstanding
  in thousands..........      5,457       4,395       4,011       2,734        2,719       5,695       5,420
                         ==========  ==========  ==========  ==========  ===========  ==========  ==========
 Earnings (loss) per
  share of common stock:
 Continuing operations
  (2)................... $      .43  $      .02  $      .39  $      .38  $       .13  $      .62  $      .78
 Discontinued opera-
  tions ................       1.92        1.80        1.22        1.15          .12        (.65)        .87
                         ----------  ----------  ----------  ----------  -----------  ----------  ----------
 Net income (loss) be-
  fore premium on re-
  demption of
  subsidiary's pre-
  ferred stock..........       2.35        1.82        1.61        1.53          .25        (.03)       1.65
 Premium on redemption
  of subsidiary's
  preferred stock.......       (.18)        --          --          --           --          --         (.10)
                         ----------  ----------  ----------  ----------  -----------  ----------  ----------
 Earnings (loss) per
  share of common
  stock................. $     2.17  $     1.82  $     1.61  $     1.53  $       .25  $     (.03) $     1.55
                         ==========  ==========  ==========  ==========  ===========  ==========  ==========
 Cash dividends per
  share of common
  stock................. $     2.20  $     2.20  $     2.20  $     2.20  $      2.20  $     1.10  $     1.10
                         ==========  ==========  ==========  ==========  ===========  ==========  ==========
CAPITALIZATION AT END OF PERIOD:
 Amounts--
 Common shareholders'
  investment............ $  172,012  $  165,775  $  135,144  $  109,965  $   111,360  $  168,455  $  168,875
 Preferred stock of
  PG&W--
  Not subject to
   mandatory
   redemption, net .....     33,615      33,615      33,615       9,916        9,916      33,615      33,615
  Subject to mandatory
   redemption ..........      1,760      31,840      41,920      42,000       42,080       1,680      16,760
 Long-term debt.........    220,705     155,388     148,866     128,267       61,286     157,893     158,191
                         ----------  ----------  ----------  ----------  -----------  ----------  ----------
   Total capitalization. $  428,092  $  386,618  $  359,545  $  290,148  $   224,642  $  361,643  $  377,441
                         ==========  ==========  ==========  ==========  ===========  ==========  ==========
 Ratios--
 Common shareholders'
  investment ...........       40.2%       42.9%       37.6%       37.9%        49.6%       46.6%       44.7%
 Preferred stock of
  PG&W--
  Not subject to
   mandatory
   redemption, net......        7.8         8.7         9.3         3.4          4.4         9.3         8.9
  Subject to mandatory
   redemption...........        0.4         8.2        11.7        14.5         18.7         0.5         4.5
 Long-term debt.........       51.6        40.2        41.4        44.2         27.3        43.6        41.9
                         ----------  ----------  ----------  ----------  -----------  ----------  ----------
   Total................      100.0%      100.0%      100.0%      100.0%       100.0%      100.0%      100.0%
                         ==========  ==========  ==========  ==========  ===========  ==========  ==========
UTILITY PLANT AT END OF PERIOD:
 Total utility plant.... $  284,080  $  269,819  $  256,663  $  246,323  $   239,036  $  288,071  $  272,047
 Accumulated deprecia-
  tion..................     74,408      70,954      65,318      61,628       57,180      75,668      70,122
                         ----------  ----------  ----------  ----------  -----------  ----------  ----------
   Net utility plant.... $  209,672  $  198,865  $  191,345  $  184,695  $   181,856  $  212,403  $  201,925
                         ==========  ==========  ==========  ==========  ===========  ==========  ==========
TOTAL ASSETS AT END OF PERIOD:
 Continuing operations.. $  321,236  $  318,057  $  257,458  $  247,538  $   247,758  $  296,126  $  291,220
 Discontinued opera-
  tions, net (3)........    203,196     193,002     183,702     144,815      124,774     197,713     201,355
                         ----------  ----------  ----------  ----------  -----------  ----------  ----------
   Total................ $  524,432  $  511,059  $  441,160  $  392,353  $   372,532  $  493,839  $  492,575
                         ==========  ==========  ==========  ==========  ===========  ==========  ==========

- --------
(1) Restated to reflect discontinued operations.
(2) None of PEI's interest charges nor any of PG&W's Preferred Stock dividends have been allocated to the discontinued operations. Interest charges relating to indebtedness of PG&W have been allocated to the discontinued operations based on the relationship of the gross water utility plant of the discontinued operations to the total of PG&W's gross gas and water utility plant. This is the same method as has been utilized by PG&W and the PPUC in establishing the revenue requirements of both PG&W's gas and water utility operations.
(3) Net of (i) liabilities being assumed by PAWC, (ii) estimated liability for income taxes on sale of discontinued operations, (iii) with respect to the six months ended June 30, 1995, the anticipated income from discontinued operations during the balance of the phase-out period, and (iv) with respect to periods ended in 1994 and earlier years, other net assets of the discontinued operations (which were written off as of March 31, 1995). See Note 2 of Notes to PEI's Consolidated Financial Statements included elsewhere in this Joint Proxy Statement.

        PEI MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

DISCONTINUED OPERATIONS

  On April 26, 1995, PEI and PG&W entered into the Asset Purchase Agreement with AWWC and PAWC which provides for the Sale of the Water Business. Until the Closing, PG&W will continue to operate the Water Business.

  The Purchase Price for the Water Business reflects a $6.5 million premium over the book value of the Acquired Assets. However, after the payment of transaction costs and the write-off of certain deferred regulatory assets and deferred credits, the Sale of the Water Business will result in an estimated after-tax loss of $5 to 8 million, net of the expected income from the water operations during the phase-out period (which, for financial reporting purposes, commenced on April 1, 1995) to the date of Closing (which has been assumed to be December 31, 1995).

  PEI and PG&W intend to use the net cash proceeds from the Sale of the Water Business of approximately $201 million, after the payment of an estimated $55 million of income taxes, to retire debt, to repurchase stock and for working capital for their continuing operations. See "PEI UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS" and "USE OF CERTAIN PROCEEDS OF THE SALE OF THE WATER BUSINESS." After the sale, the principal assets of PEI and PG&W will consist of PG&W's gas utility operations and approximately 46,000 acres of land. Until the Closing, PG&W intends to utilize its existing bank lines of credit for the external financing requirements of the Water Business, which PEI believes will be adequate for such purposes.

  Operating revenues from PG&W's water utility operations decreased by $516,000 (1.6%) from $33.0 million for the six-month period ended June 30, 1994, to $32.5 million for the six-month period ended June 30, 1995. This decrease in revenues was principally the result of a 0.3% decrease in customer consumption. Operating expenses related to the water utility operations, excluding income taxes, decreased $505,000 (2.7%) from $18.6 million for the six-month period ended June 30, 1994, to $18.1 million for the six-month period ended June 30, 1995. The major reason for this decrease was a $314,000 (3.6%) decrease in other operation expenses, primarily as a result of decreases in the provision for injuries and damages and the amortization of rate case expense, the effects of which were partially offset by an increase in payroll costs. Income taxes with respect to the water utility operations decreased by $134,000 (4.0%) from $3.4 million in the first six months of 1994 to $3.2 million in the first six months of 1995 due to a lower level of income before income taxes (for this purpose, operating income net of interest charges) and a decrease in the Pennsylvania Corporate Net Income Tax rate. As a result of the foregoing, operating income of the water utility operations increased $123,000 (1.1%) from $10.9 million for the six-month period ended June 30, 1994, to $11.1 million for the six-month period ended June 30, 1995. After interest charges, the income from the water utility operations increased $61,000 (1.3%) from 4.7 million for the six-month period ended June 30, 1994, to $4.8 million for the six-month period ended June 30, 1995.

  Operating revenues from PG&W's water utility operations increased by $13.4 million (25.1%) from $53.4 million in 1993 to $66.7 million in 1994. This increase in revenues was principally the result of various rate increases allowed by the PPUC during 1993. Operating expenses related to the water utility operations, excluding income taxes, increased $3.6 million (11.0%) from $33.1 million in 1993 to $36.7 million in 1994. The major reasons for this increase were a $1.8 million (29.8%) increase in depreciation expense (primarily because of capital additions and the change in December, 1993, from a 4% compound interest to a straight-line method of depreciation with respect to certain water plant) and a $1.9 million increase in other operating expenses, largely as a result of increased payroll and other postemployment benefit costs, the effects of which were partially offset by a decrease in the amortization of rate case expense. Income taxes with respect to the water utility operations increased by $3.9 million from $2.9 million in 1993 to $6.9 million in 1994 due to a higher level of income before income taxes (for this purpose, operating income net of interest charges). As a result of the foregoing, operating income of the water utility operations increased $5.8 million (33.6%) from $17.4 million in 1993 to $23.2 million in 1994. After allocated interest charges (see Note 2 to PEI's Consolidated Financial Statements included elsewhere in this Joint Proxy Statement), the income from the water utility operations increased $2.6 million (32.8%) from $7.9 million in 1993 to $10.5 million in 1994.

  Operating revenues from PG&W's water utility operations increased by $4.7 million (9.7%) from $48.7 million in 1992 to $53.4 million in 1993. This increase in revenues was principally the result of various rate increases allowed by the PPUC during 1993. Operating expenses related to the water utility operations, excluding income taxes, increased $1.8 million (5.7%) from $31.3 million in 1992 to $33.1 million in 1993. The major reasons for this increase were a $1.1 million increase in depreciation expense (primarily as a result of capital additions and the change from a 4% compound interest to a straight-line method of depreciation with respect to certain water plant) and a $645,000 increase in other operating expenses, largely as a result of increased provisions for sludge removal and the amortization of rate case expense. Income taxes with respect to the water utility operations increased by $537,000 (22.3%) from $2.4 million in 1992 to $2.9 million in 1993 due to a higher level of income before income taxes (for this purpose, operating income net of interest charges). As a result of the foregoing, operating income of the water utility operations increased $2.4 million (15.9%) from $15.0 million in 1992 to $17.4 million in 1993. After allocated interest charges (see Note 2 to PEI's Consolidated Financial Statements included elsewhere in this Joint Proxy Statement), the income from the water utility operations increased $3.0 million (60.9%) from $4.9 million in 1992 to $7.9 million in 1993.

  IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, PEI'S CONSOLIDATED FINANCIAL STATEMENTS HAVE BEEN RESTATED TO REFLECT PG&W'S WATER UTILITY OPERATIONS AS "DISCONTINUED OPERATIONS EFFECTIVE MARCH 31, 1995," AND THE FOLLOWING SECTIONS OF PEI MANAGEMENT'S DISCUSSION AND ANALYSIS GENERALLY RELATE ONLY TO PEI'S CONTINUING OPERATIONS, WHICH CONSIST PRIMARILY OF PG&W'S GAS UTILITY OPERATIONS. FOR ADDITIONAL INFORMATION REGARDING THE DISCONTINUED OPERATIONS, SEE NOTE 2 OF THE NOTES TO PEI'S CONSOLIDATED FINANCIAL STATEMENTS INCLUDED ELSEWHERE IN THIS JOINT PROXY STATEMENT.

RESULTS OF CONTINUING OPERATIONS

  The following table expresses certain items in PEI's consolidated statements of income as percentages of total operating revenues for each of the six-month periods ended June 30, 1995, and June 30, 1994, and each of the calendar years ended December 31, 1994, 1993 and 1992. See PEI's Consolidated Financial Statements and the notes thereto included elsewhere in this Joint Proxy Statement. ALL OF PEI'S INTEREST CHARGES AND ALL OF PG&W'S PREFERRED STOCK DIVIDENDS HAVE BEEN ALLOCATED TO CONTINUING OPERATIONS. SEE NOTE (1)

                                        PERCENTAGE OF OPERATING REVENUES
                                      -----------------------------------------
                                           YEAR ENDED           SIX MONTHS
                                          DECEMBER 31,        ENDED JUNE 30,
                                      ----------------------  -----------------
                                       1994    1993    1992    1995      1994
                                      ------  ------  ------  -------   -------
OPERATING REVENUES..................   100.0%  100.0%  100.0%   100.0%    100.0%
  Cost of gas.......................    58.7    56.5    54.2     58.1      60.7
                                      ------  ------  ------  -------   -------
OPERATING MARGIN....................    41.3    43.5    45.8     41.9      39.3
                                      ------  ------  ------  -------   -------
OTHER OPERATING EXPENSES:
  Operation.........................    13.5    14.2    15.0     12.1      10.6
  Maintenance.......................     2.6     2.4     2.4      2.4       2.0
  Depreciation......................     4.0     4.2     4.2      3.8       3.1
  Income taxes......................     2.6     3.2     3.5      3.5       4.6
  Taxes other than income taxes.....     6.4     6.5     6.8      7.0       6.6
                                      ------  ------  ------  -------   -------
  Total other operating expenses....    29.1    30.5    31.9     28.8      26.9
                                      ------  ------  ------  -------   -------
OPERATING INCOME....................    12.2    13.0    13.9     13.1      12.4
OTHER INCOME (DEDUCTIONS), NET......     0.1    (0.3)   (0.1)     0.4       0.2
INTEREST CHARGES(1).................    (8.2)   (8.4)   (9.2)    (8.2)     (6.1)
                                      ------  ------  ------  -------   -------
INCOME FROM CONTINUING OPERATIONS...     4.1     4.3     4.6      5.3       6.5
INCOME (LOSS) WITH RESPECT TO
 DISCONTINUED OPERATIONS............     6.3     5.1     3.4     (4.0)      4.4
                                      ------  ------  ------  -------   -------
INCOME BEFORE SUBSIDIARY'S PREFERRED
 STOCK DIVIDENDS....................    10.4     9.4     8.0      1.3      10.9
SUBSIDIARY'S PREFERRED STOCK DIVI-
 DENDS(1)...........................     2.8     4.2     3.5      1.5       2.5
                                      ------  ------  ------  -------   -------
NET INCOME..........................     7.6%    5.2%    4.5%    (0.2)%     8.4%
                                      ======  ======  ======  =======   =======

- --------
(1) None of PEI's interest charges and none of PG&W's Preferred Stock dividends have been allocated to the discontinued operations. Interest charges relating to indebtedness of PG&W have been allocated to the discontinued operations based on the relationship of the gross water utility plant of the discontinued operations to the total of PG&W's gross gas and water utility plant. This is the same method as has been utilized by PG&W and the PPUC in establishing the revenue requirements of both PG&W's gas and water utility operations.

 Six Months Ended June 30, 1995, Compared With Six Months Ended June 30, 1994

  Operating Revenues. Operating revenues decreased $13.4 million (12.5%) from $106.8 million for the six-month period ended June 30, 1994, to $93.4 million for the six-month period ended June 30, 1995. This decrease was primarily the result of a 1.6 billion cubic feet (10.8%) decrease in sales to residential and commercial heating customers, caused by a 590 degree (14.2%) decrease in heating degree days*. There were 3,570 heating degree days (90.3% of normal) during the first six months of 1995 compared to 4,160 (105.2% of normal) during the first six months of 1994.
- --------

* A heating degree day ("degree day") represents each degree by which the average of the high and low temperatures for a given day is below 65(degrees) Fahrenheit. Actual degree days represent the sum of the degree days for the period.

  Cost of Gas. The cost of gas decreased $10.5 million (16.3%) from $64.8 million for the six-month period ended June 30, 1994, to $54.3 million for the six-month period ended June 30, 1995, primarily because of the reduced consumption by residential and commercial heating customers.

  Operating Margin. The operating margin decreased $2.8 million (6.8%) from $42.0 million in the six-month period ended June 30, 1994 to $39.1 million in the six-month period ended June 30, 1995. However, as a percentage of operating revenues, the margin increased from 39.3% in the first six months of 1994 to 41.9% in the first six months of 1995 primarily as a result of the higher average charge per cubic foot to residential and commercial heating customers because of their lower consumption due to the warmer weather.

  Other Operating Expenses. Other operating expenses decreased $1.8 million (6.4%) from $28.8 million for the six-month period ended June 30, 1994, to $27.0 million for the six-month period ended June 30, 1995. This decrease was primarily the result of a $1.7 million (33.7%) decrease in income taxes from $5.0 million in the first six months of 1994 to $3.3 million in the first six months of 1995 due to a decrease in income before income taxes (for this purpose, operating income net of interest charges) and a reduction in the Pennsylvania corporate net income tax rate. Also contributing to the decrease in other operating expenses was a $464,000 (6.6%) decrease in taxes other than income taxes, primarily because of a decrease in gross receipts tax as a result of the lower level of operating revenues. The effect of the decreases in taxes was partially offset by a $236,000 (7.1%) increase in depreciation expense, as a result of additions to utility plant, and a $63,000 (0.5%) increase in operating and maintenance expenses. Notwithstanding the decrease in other operating expenses, such expenses increased as a percentage of operating revenues from 26.9% during the first six months of 1994 to 28.8% during the first six months of 1995 because of the relatively greater decrease in revenues.

  Operating Income. As a result of the above, total operating income decreased by $1.0 million (7.7%) from $13.2 million for the six-month period ended June 30, 1994, to $12.2 million for the six-month period ended June 30, 1995. Nonetheless, operating income increased as a percentage of total operating revenues for such periods from 12.4% in 1994 to 13.1% in 1995, primarily because of the decrease in the cost of gas as a percentage of operating revenues, the effect of which was partially offset by the lower levels of taxes.

  Interest Charges. Interest charges increased by $1.2 million (18.0%) from $6.5 million for the six-month period ended June 30, 1994, to $7.7 million for the six-month period ended June 30, 1995. This increase was largely attributable to interest on overcollections of purchased gas costs and increased borrowings primarily under the Loan Agreement dated May 31, 1994, among PEI, the banks parties thereto and PNC Bank, National Association, as agent (the "Term Loan Agreement"). None of the interest expense on borrowings under PEI's Term Loan Agreement or PEI's 10.125% Senior Notes have been allocated to the discontinued operations.

  Income From Continuing Operations. Income from continuing operations decreased $2.0 million (28.5%) from $6.9 million for the six months ended June 30, 1994, to $4.9 million for the six months ended June 30, 1995. This decrease was largely the result of the matters discussed above, principally the decrease in operating margin resulting from the lower level of sales to residential and commercial heating customers. The effect of the decreased operating margin was partially offset by the lower levels of taxes.

  Subsidiary's Preferred Stock Dividends. Dividends on PG&W's preferred stock decreased $1.3 million (47.7%) from $2.6 million for the six-month period ended June 30, 1994, to $1.4 million for the six-month period ended June 30, 1995, as a result of the redemption by PG&W on May 31, 1994, of 150,000 shares ($15.0 million) of its 9.50% Cumulative Preferred Stock, $100 par value, and on December 16, 1994, of 150,000 shares ($15.0 million) of its 8.90% Cumulative Preferred Stock, $100 par value. No dividends on PG&W's Preferred Stock have been allocated to the discontinued operations.

  Net Income. The decrease in net income of $9.1 million (101.9%) from income of $9.0 million for the six-month period ended June 30, 1994, to a loss of $168,000 for the six-month period ended June 30, 1995, as well as the decrease in earnings per share of PEI Common Stock of $1.58 from earnings of $1.55 per share for the six months ended June 30, 1994 (after a $.10 per share charge for the premium on redemption of PG&W's Preferred Stock), to a loss of ($.03) per share for the six months ended June 30, 1995, were largely the result of the estimated loss (equivalent to $1.02 per share) on the disposal of discontinued operations, as discussed above.

Also contributing to the decreases in net income and earnings per share for the six months ended June 30, 1995, was the lower income from continuing operations. The effects of these factors were partially offset by the reduced dividends on PG&W Preferred Stock and, in the case of earnings per share, the absence of any premium on the redemption of PG&W Preferred Stock.


 Year Ended December 31, 1994, Compared With Year Ended December 31, 1993

  Operating Revenues. Operating revenues increased by $14.7 million (9.6%) from $153.3 million for 1993 to $168.0 million for 1994, primarily as a result of a price increase averaging 19.0% (designed to total $28.8 million on an annual basis) effective December 1, 1993, due to increased costs of purchased gas. See "--Rate Matters--Rate Filings." Also contributing to the increase in operating revenues in 1994 was a 224 million cubic feet (1.0%) increase in sales to residential and commercial heating customers. This increase was attributable to the addition of approximately 2,200 new customers and occurred despite heating degree days that were 2.1% lower than normal and 0.3% less than in 1993. Additionally, the implementation of surcharges to recover Federal Energy Regulatory Commission ("FERC") Order 636 transition costs (as more fully discussed below under "--Rate Matters--Rate Filings") acted to increase gas operating revenues by $1.8 million in 1994. The effects of the price increase and the surcharges on operating revenues were partially offset by the switching of certain commercial and industrial customers from sales to transportation service and a price decrease averaging 1.1%, designed to total $1.8 million on an annual basis effective December 1, 1994, due to decreased costs of purchased gas, see "--Rate Matters--Rate Filings."

  Cost of Gas. The cost of gas increased $12.1 million (14.0%) from $86.6 million for 1993 to $98.7 million for 1994. The effect of this increase, which was the result of higher costs for purchased gas and the implementation of surcharges to recover FERC Order 636 transition costs, see "--Rate Matters-- Rate Filings", was partially offset by a 9.0% (2.6 billion cubic feet) decrease in the volume of gas sold during 1994 compared to 1993. This decreased volume was largely attributable to the aforementioned switching of certain customers from sales to transportation service.

  Operating Margin. The operating margin increased $2.6 million or 3.9% from $66.8 million in 1993 to $69.3 million in 1994, primarily as a result of the increased sales to residential and commercial heating customers. However, as a percentage of operating revenues, the margin decreased from 43.5% in 1993 to 41.3% in 1994 primarily because of the increased cost of purchased gas.

  Other Operating Expenses. Other operating expenses increased $2.0 million (4.2%) from $46.9 million for 1993 to $48.9 million for 1994. This increase was largely attributable to a $729,000 increase in gross receipts tax as a result of the higher level of gas revenues, an $855,000 increase in operation expenses (primarily because of a $285,000 increase in payroll costs and increased provisions for uncollectible accounts of $603,000) and a $741,000 increase in maintenance expenses (principally as a result of a $319,000 increase in payroll costs and a $146,000 increase in maintenance of gas mains and services attributable to the extremely cold weather experienced in January and February, 1994). Income taxes decreased by $645,000 (13.1%) from $4.9 million in 1993 to $4.3 million in 1994 due to a lower level of income before income taxes (for this purpose, operating income net of interest charges). Notwithstanding the increase in other operating expenses, such expenses decreased as a percentage of operating revenues, from 30.5% during 1993 to 29.1% during 1994 because of the relatively greater increase in operating revenues.

  Operating Income. As a result of the above, total operating income increased by $589,000 (3.0%) from $19.9 million for 1993 to $20.5 million for 1994.
However, as a percentage of operating revenues, operating income decreased from 13.0% in 1993 to 12.2% in 1994 primarily as a result of the increase in the cost of gas as a percentage of operating revenues.

  Other Income (Deductions), Net. Other income (deductions), net increased $730,000 from a deduction of $472,000 in 1993 to income of $258,000 in 1994, primarily as a result of a $409,000 gain ($268,000 net of related income taxes) on the sale of PG&W's interest in an oil and gas joint venture, a $254,000 increase ($145,000 net of related income taxes) in gains on the sale of land and other property and a $239,000 decrease in the net interest expense associated with the unexpended portion of the proceeds from the issuance of certain debt held in a construction fund.

  Interest Charges. Interest charges increased by $905,000 (7.0%) from $12.9 million for 1993 to $13.8 million for 1994, primarily as a result of borrowings under PEI's Term Loan Agreement, see "--Liquidity and Capital Resources--Long-Term Debt and Capital Stock Financings." None of the interest expense on borrowings under PEI's Term Loan Agreement or PEI's 10.125% Senior Notes due 1999 (the "PEI Senior Notes") has been allocated to the discontinued operations.

  Income from Continuing Operations. Income from continuing operations increased $414,000 (6.3%) from $6.5 million for 1993 to $7.0 million for 1994. This increase was the result of the matters discussed above, principally the increase in operating margin resulting from the higher level of sales to residential and commercial heating customers, the effect of which was partially offset by increases in other operating expenses and interest charges.

  Subsidiary's Preferred Stock Dividends. Dividends on PG&W Preferred Stock decreased $1.8 million (28.2%) from $6.5 million for 1993 to $4.6 million for 1994, primarily as a result of the redemption by PG&W on December 23, 1993, of 100,000 shares ($10.0 million), and on May 31, 1994, of 150,000 shares ($15.0 million), of its 9.50% Cumulative Preferred Stock, $100 par value. No dividends on PG&W Preferred Stock have been allocated to the discontinued operations.

  Net Income. Net income increased $4.8 million (60.5%) from $8.0 million for 1993 to $12.8 million for 1994. The increased earnings in 1994 were the result of a $2.6 million increase in income from the discontinued operations and the matters discussed above relating to the continuing operations, principally the increase in operating margin resulting primarily from the higher level of sales to residential and commercial heating customers, increases in other income (deductions), net and the decrease in PG&W's Preferred Stock dividends. The effects of these factors were partially offset by increases in other operating expenses and interest charges.

  Before the $534,000 premium paid on the redemption of 150,000 shares of PG&W's 9.50% Cumulative Preferred Stock on May 31, 1994, and the $446,000 premium paid on the redemption of 150,000 shares of PG&W's 8.90% Cumulative Preferred Stock on December 16, 1994, the earnings per share of PEI Common Stock increased $.53 (29.1%) from $1.82 per share for 1993 to $2.35 per share for 1994. This improvement was the result of the 60.5% increase in net income and occurred despite a 24.2% increase in the weighted average number of shares outstanding in 1994 that was caused primarily by PEI's offering of 1,250,000 shares of PEI Common Stock in October, 1993. While premiums on the redemption of PG&W Preferred Stock are charged to retained earnings and are not a determinant of net income, the premiums associated with any redemptions occurring subsequent to January 20, 1994, must be taken into account in calculating the earnings per share of PEI Common Stock. As a consequence, the premiums on the redemption of the 150,000 shares of PG&W's 9.50% Cumulative Preferred Stock and the 150,000 shares of PG&W's 8.90% Cumulative Preferred Stock acted to reduce PEI's earnings per share for 1994 by $.18 per share, resulting in earnings of $2.17 per share of PEI Common Stock for the year, an increase of $.35 per share (19.2%) over the earnings of $1.82 per share for the year ended December 31, 1993.

 Year Ended December 31, 1993, Compared With Year Ended December 31, 1992

  Operating Revenues. Operating revenues increased by $10.1 million (7.1%) from $143.2 million for 1992 to $153.3 million for 1993, primarily as a result of price increases averaging 6.8% (designed to total $9.5 million on an annual basis) effective December 1, 1992, and 19.0% (designed to total $28.8 million on an annual basis) effective December 1, 1993, due to increased costs of purchased gas. Also contributing to the increase in operating revenues in 1993 was an 840 million cubic feet (3.9%) increase in sales to residential and commercial heating customers. Although heating degree days were 1.8% lower than normal during 1993, they were 0.7% higher than in 1992. The effect of the price increases and colder weather on operating revenues were partially offset by the switching of certain commercial and industrial customers from sales to transportation service.

  Cost of Gas. The cost of gas increased $8.8 million (11.4%) from $77.7 million for 1992 to $86.6 million for 1993. The effect of this increase, which was the result of higher costs for purchased gas, was partially offset by a 2.7% (797 thousand cubic feet) decrease in the volume of gas sold during 1993 compared to 1992. This decreased volume was largely attributable to the aforementioned switching of customers from sales to transportation service.

  Operating Margin. The operating margin increased $1.3 million (1.9%) from $65.5 million in 1992 to $66.8 million in 1993, primarily as a result of the increased sales to residential and commercial heating customers due to the colder weather experienced in 1993. However, as a percentage of operating revenues, the margin decreased from 45.8% in 1992 to 43.5% in 1993 largely because of the increased cost of gas.

  Other Operating Expenses. Other operating expenses increased $1.2 million (2.7%) from $45.6 million for 1992 to $46.9 million for 1993, primarily as a result of increased payroll charges, depreciation (as a result of property additions) and taxes other than income taxes (principally gross receipts tax as a result of the higher level of revenues). Notwithstanding the increase in other operating expenses, such expenses decreased as a percentage of operating revenues from 31.9% during 1992 to 30.5% during 1993 because of the relatively greater increase in operating revenues.

  Operating Income. As a result of the above, total operating income remained relatively unchanged in 1993 from 1992, increasing by $29,000 (0.1%). However as a percentage of operating revenues, operating income decreased from 13.9% in 1992 to 13.0% in 1993, primarily as a result of the increase in cost of gas as a percentage of operating revenues.

  Other Income (Deductions), Net. Other income (deductions), net decreased $380,000 from a deduction of $92,000 in 1992 to a deduction of $472,000 in 1993, primarily as a result of a $320,000 increase in the net interest expense associated with the unexpended portion of the proceeds from the issuance of certain debt held in a construction fund.

  Interest Charges. Interest charges decreased by $276,000 (2.1%) from $13.2 million for 1992 to $12.9 million for 1993, largely as a result of a lower level of interest expense incurred during 1993 in connection with overcollections from PG&W's customers with respect to the cost of purchased gas. None of the interest expense on PEI's Senior Notes has been allocated to the discontinued operations.

  Income from Continuing Operations. Income from continuing operations decreased $133,000 (2.0%) from $6.6 million in 1992 to $6.5 million in 1993. This decrease was the result of the matters discussed above, primarily the increase in other operating expenses and the decrease in other income (deductions), net. The effect of these factors was partially offset by the increase in operating margin resulting from the higher levels of sales to residential and commercial heating customers and the decrease in interest charges.

  Subsidiary's Preferred Stock Dividends. Dividends on PG&W Preferred Stock increased $1.4 million (27.6%) from $5.1 million in 1992, to $6.5 million in 1993, as a result of the issuance by PG&W of 250,000 shares of its 9% Cumulative Preferred Stock, on August 18, 1992. No dividends on PG&W Preferred Stock have been allocated to the discontinued operations.

  Net Income. Net income increased $1.5 million (23.5%) from $6.5 million ($1.61 per share) for the year ended December 31, 1992, to $8.0 million ($1.82 per share) for the year ended December 31, 1993. The increased earnings in 1993 were the result of a $3.0 million increase in income from the discontinued operations and the matters discussed above relating to the continuing operations, primarily the increase in operating margin resulting from the higher levels of sales to residential and commercial heating customers. The effect of the higher sales was partially offset by increases in other operating expenses and dividends on PG&W's Preferred Stock and the decrease in other income (deductions), net.

  The earnings per share for the year ended December 31, 1993, increased 13.0%, compared to the similar period in 1992, as a result of the 23.5% increase in net income and despite the 9.6% increase in the weighted average number of shares outstanding during 1993, primarily because of PEI's offering of 1,250,000 shares of PEI Common Stock in October, 1993.

RATE MATTERS

  Rate Filings. Pursuant to the provisions of the Pennsylvania Public Utility Code (the "Code"), which require that the tariffs of larger gas distribution companies, such as PG&W, be adjusted on an annual basis to reflect changes in their purchased gas costs, the PPUC ordered PG&W to make the following changes during 1994, 1993 and 1992 to the gas costs contained in its gas tariff rates:

                                                CHANGE IN
                                              RATE PER MCF      CALCULATED
      EFFECTIVE                               ------------- INCREASE (DECREASE)
         DATE                                  FROM    TO    IN ANNUAL REVENUE
      ---------                               ------------- -------------------
      December 1, 1994....................... $ 3.74 $ 3.68     $(1,800,000)
      December 1, 1993.......................   2.79   3.74      28,800,000
      December 1, 1992.......................   2.46   2.79       9,500,000

  In accordance with the same provisions of the Code, the PPUC allowed PG&W to implement a purchased gas cost rate of $2.42 per thousand cubic feet effective May 16, 1995, in order to refund overcollections from customers caused by lower than anticipated purchased gas costs and the receipt of supplier refunds during the first quarter of 1995. The changes in gas rates on account of purchased gas costs have no effect on PEI's earnings since the changes in revenue are offset by corresponding changes in the cost of gas.

  The PPUC has adopted regulations effective June 14, 1995, that provide for the quarterly adjustment of the purchased gas cost rate of larger local gas distribution companies, including PG&W. Except for reducing the amount of any over or undercollections of gas costs, the adoption of these regulations will not have any material effect on PG&W's financial position or results of operations, and PG&W will still be required to file an annual purchased gas cost rate.

  On October 15, 1993, the PPUC adopted an annual purchased gas cost ("PGC") order (the "PGC Order") regarding recovery of FERC Order 636 transition costs. The PGC Order stated that Account 191 and New Facility Costs (the "Gas Transition Costs") are subject to recovery through the annual PGC rate filings made with the PPUC by PG&W and other larger local gas distribution companies. The PGC Order also indicated that while Gas Supply Realignment and Stranded Costs (the "Non-Gas Transition Costs") are not natural gas costs eligible for recovery under the PGC rate filing mechanism, such costs are subject to full recovery by local distribution companies through the filing of a tariff pursuant to either the existing surcharge or base rate provisions of the Code. The PGC Order further stated that all such filings would be evaluated on a case-by-case basis.

  PG&W was billed a total of $1.1 million of Gas Transition Costs by its interstate pipelines over a nineteen-month period extending through March 31, 1995. Of this amount, $858,000 was recovered by PG&W over a twelve-month period ended January 31, 1995, through an increase in its PGC rate. PG&W will seek recovery of the remaining $252,000 of Gas Transition Costs in its annual PGC rate that is effective December 1, 1995.

  By Order of the PPUC entered August 26, 1994, PG&W began recovering the Non-Gas Transition Costs that it estimates it will ultimately be billed pursuant to FERC Order 636 through the billing of a surcharge to its customers effective September 12, 1994. It is currently estimated that $9.4 million of Non-Gas Transition Costs will be billed to PG&W, generally over a four-year period extending through the fourth quarter of 1997, of which $5.0 million had been billed to PG&W and $3.0 million had been recovered from its customers as of June 30, 1995. PG&W has recorded the estimated Non-Gas Transition Costs that remain to be billed to it and the amounts remaining to be recovered from its customers.

  Effects of Inflation. When utility property reaches the end of its useful life and must be replaced, PG&W will incur replacement costs in amounts that due to the effects of inflation would materially exceed either the original cost or the accrued depreciation of such property as reflected on its books of account. However, the cost of such replacement property would be includable in PG&W's rate base, and PG&W would be entitled to recover depreciation expense and earn a return thereon, to the extent that its investment in such property was prudently incurred and the property is used and useful in furnishing public utility service.

LIQUIDITY AND CAPITAL RESOURCES

 Liquidity

  The primary capital needs of PEI are the funding of PG&W's construction program and the seasonal funding of PG&W's gas purchases and increases in its customer accounts receivable. PG&W's revenues are highly seasonal and weather-sensitive, with approximately 75% of its revenues being realized in the first and fourth quarters of the calendar year when the temperatures in its service area are the coldest.

  The cash flow from PG&W's operations is generally sufficient to fund a portion of its construction expenditures. However, to the extent external financing is required, it is the practice of PG&W to use bank borrowings to fund such expenditures, pending the periodic issuance of stock and long-term debt. Bank borrowings are also used by PG&W for the seasonal funding of its gas purchases and increases in customer accounts receivable.

  PEI relies on a number of sources, primarily cash dividends from PG&W, to provide the funds necessary to pay dividends on PEI Common Stock, to pay interest on its outstanding debt, and to meet all of its other obligations (other than the repayment of debt for which PEI principally relies upon periodic refinancings or sales of securities).

  Because of limitations imposed by the terms of PG&W's Restated Articles of Incorporation, as amended, PG&W is prohibited, without the consent of the holders of a majority of the outstanding shares of PG&W Preferred Stock, from issuing more than $12.0 million of unsecured debt due on demand or within one year from issuance. PG&W had $2.0 million of unsecured debt due on demand or within one year from issuance outstanding as of June 30, 1995.

  PEI believes that PG&W will be able to raise in a timely manner such funds as are required for its future construction expenditures, refinancings and other working capital requirements.

 Interim Financing Practices

  In order to finance certain of its construction expenditures and to meet its seasonal borrowing requirements, and also to provide funding required for its discontinued operations, PG&W has made arrangements for a total of $75.5 million of unsecured revolving bank credit. Specifically, PG&W has entered into a revolving bank credit agreement (the "Credit Agreement") with a group of six banks under the terms of which $60.0 million is available for borrowing by PG&W. The Credit Agreement terminates on May 31, 1996, at which time any borrowings outstanding thereunder are due and payable. The interest rate on borrowings under the Credit Agreement is generally less than prime. The Credit Agreement also requires the payment of a commitment fee of 0.195% per annum on the average daily amount of the unused portion of the available funds. As of August 30, 1995, $39 million of borrowings were outstanding under the Credit Agreement.

  PG&W currently has five additional bank lines of credit with an aggregate borrowing capacity of $15.5 million which provide for borrowings at interest rates generally less than prime. Borrowings outstanding under these bank lines of credit are due and payable at various rates during 1996, the earliest of which is March 31, 1996. As of August 30, 1995, PG&W had $10.5 million of borrowings outstanding under these additional bank lines of credit.

  PG&W is currently negotiating the terms of a $50.0 million bank loan, the proceeds of which would be used to redeem the $50.0 million principal amount of its First Mortgage Bonds 9.57% Series due 1996 (the "9.57% Series First Mortgage Bonds"). PG&W has not reached any definitive agreement regarding this proposed loan nor has it obtained the required approval of the PPUC. Accordingly, there can be no assurance that such loan and the related refunding of the 9.57% Series First Mortgage Bonds will necessarily occur.

CURRENT MATURITIES OF LONG-TERM DEBT AND PREFERRED STOCK

  As of June 30, 1995, $36.7 million of PG&W Preferred Stock and long-term debt was required to be repaid within twelve months. Such amount included borrowings of $29.0 million under the Credit Agreement and $2.5 million under an additional bank line of credit, both of which expire on May 31, 1996, and $1.8 million under another bank line of credit which expires on June 30, 1996. Prior to their respective expirations, PG&W intends to renew the Credit Agreement and its other bank lines of credit to the extent the related borrowing capacity is required. Also included in current maturities of long-term debt and preferred stock as of June 30, 1995, was $3.3 million of PG&W's First Mortgage Bonds 8% Series due 1997 (the "8% Series First Mortgage Bonds"). These bonds, representing all of the 8% Series First Mortgage Bonds still outstanding, were redeemed by PG&W on July 10, 1995, at a price of 100.34% of principal (plus accrued interest to the redemption date), which included a voluntary redemption premium aggregating $11,305, with funds from bank borrowings.

 Long-Term Debt and Capital Stock Financings

  Both PEI and PG&W periodically engage in long-term debt and capital stock financings in order to obtain funds required for construction expenditures, the refinancing of existing debt and various working capital purposes. Set forth below is a summary of such financings, exclusive of interim bank borrowings and debt issuances that are being assumed by PAWC in connection with its purchase of PG&W's water utility operations, consummated by PEI and PG&W since the beginning of 1993.

  On October 20, 1993, PEI issued 1,250,000 shares of PEI Common Stock for aggregate net proceeds of $31.9 million. The net proceeds from the issuance of these shares of PEI Common Stock were used by PEI to purchase PG&W Common Stock. PG&W utilized the $31.9 million so received from PEI to repay bank borrowings. These borrowings had been incurred primarily to finance construction expenditures with respect to both the continuing and discontinued operations.

  On May 31, 1994, PEI borrowed $20.0 million pursuant to the Term Loan Agreement, which matures on May 31, 1999. Borrowings under the Term Loan Agreement bear interest at LIBOR ("London Interbank Offered Rates") plus one-half of one percent (6.5625% as of June 19, 1995). Under the provisions of the Term Loan Agreement, PEI can choose interest rate periods of one, two, three or six months. PEI utilized the proceeds from such loan to purchase $20.0 million of PG&W Common Stock. PG&W used a portion of the proceeds it so received to redeem $15.0 million of its 9.50% Cumulative Preferred Stock and to fund the $534,375 premium in connection with such redemption. The remaining $4.5 million of proceeds were used by PG&W to repay a portion of its bank borrowings and for working capital purposes.

  On July 28, 1994, PEI implemented a Customer Stock Purchase Plan (the "Customer Plan") which provided the residential customers of PG&W with a method of purchasing newly-issued shares of PEI Common Stock at a 5% discount from the market price. Under the terms of the Customer Plan, 88,231 shares ($2.4 million) and 59,537 shares ($1.7 million) of PEI Common Stock were issued in 1995 (through May 8) and 1994, respectively. The proceeds from the issuance of shares through the Customer Plan were used by PEI to purchase PG&W Common Stock. Effective May 9, 1995, PEI suspended the Customer Plan because of the significant reduction in its capital requirements that will result from the Sale of the Water Business.

  Through PEI's Dividend Reinvestment and Stock Purchase Plan (the "DRIP"), PEI Shareholders may reinvest cash dividends and/or make cash investments in PEI Common Stock. Under the DRIP, 62,271 shares ($1.8 million), 15,988 shares ($465,000) and 14,129 shares ($385,000) of PEI Common Stock were issued during 1994, 1993 and 1992, respectively. Additionally, during the six-month period ended June 30, 1995, PEI issued 97,589 shares of PEI Common Stock for an aggregate consideration of $2.7 million pursuant to the DRIP. PEI uses the proceeds from the DRIP to purchase PG&W Common Stock. The DRIP was amended on May 5, 1994, to provide PEI Shareholders with a method of reinvesting cash dividends and making cash investments to purchase newly-issued shares of PEI Common Stock at a 5% discount from the market price. Prior to such amendment, cash dividends were reinvested at 100% of the market price in newly-issued shares and cash investments were used to purchase shares of PEI's Common Stock on the open market. Effective May 9, 1995, PEI suspended the cash investment feature of the DRIP and the 5% discount from the market price on the reinvestment of dividends under the DRIP because of the significant reduction in its capital requirements that will result from the Sale of the Water Business.

  Under PEI's Employees' Savings Plan (a section 401(k) plan) which became effective January 1, 1992, PEI issued an additional 10,408 shares ($312,000) of PEI Common Stock in 1995 (through June 30, 1995), 18,100 shares of PEI Common Stock ($540,000) in 1994, 16,478 shares of PEI Common Stock ($481,000) in 1993 and 4,871 shares of PEI Common Stock ($136,000) in 1992.

 Construction Expenditures and Related Financing

  Expenditures for the construction of utility plant totaled $8.8 million, $19.6 million, $15.1 million and $14.1 million during the first six months of 1995 and in 1994, 1993 and 1992, respectively. PG&W's construction expenditures during the period 1992 through June 30, 1995, were financed with internally-generated funds and bank borrowings, pending the periodic issuance of stock and long-term debt.

  PEI currently estimates that PG&W's capital expenditures will be $16.0 million during the remainder of 1995, and will total $30.4 million and $26.5 million, respectively, for 1996 and 1997. It is anticipated that such expenditures will be financed with internally generated funds and bank borrowings, pending the periodic issuance of stock and long-term debt.

 Long-Lived Assets

  In March 1995, Financial Accounting Standards Board ("FASB") Statement 121, "Accounting for the Impairment of Long-Lived Assets", was issued. The provisions of this statement, which are effective for fiscal years beginning after June 15, 1995, require that long-lived assets, identifiable intangibles, capital leases and goodwill be reviewed for impairment whenever events occur or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. In addition, FASB Statement 121 requires that regulatory assets meet the recovery criteria of FASB Statement 71, "Accounting for the Effects of Certain Types of Regulation", on an ongoing basis in order to avoid a writedown. The implementation of FASB Statement 121 in 1996 is not expected to have any significant impact on PEI or PG&W since the carrying amount of all assets, including regulatory assets, is considered recoverable.

           PEI UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

  The following PEI unaudited pro forma consolidated financial statements have been prepared based on PEI's consolidated statement of income for the twelve months ended December 31, 1994, and PEI's unaudited consolidated balance sheet as of June 30, 1995, and unaudited consolidated statement of income for the six months then ended, each as adjusted to reflect the Sale of the Water Business and, based on the Initial Cash Payment as of June 30, 1995, of $255.8 million, PEI's use of the proceeds from the Sale of the Water Business of $200.5 million (after the payment of an estimated $55.3 million of federal and state income taxes on the sale). PEI and PG&W intend to use such proceeds together with $780,000 of net tax benefits resulting from an estimated $8.3 million of transaction costs (which transaction costs include an $800,000 premium on the redemption of PG&W's 9.57% Series First Mortgage Bonds, as described below), and a $6.5 million premium over book value on the Sale of the Water Business, to (i) repay a $50.0 million bridge loan which PG&W is attempting to obtain (the "Bridge Loan"), the proceeds of which will be used to redeem the $50.0 million principal amount of PG&W's 9.57% Series First Mortgage Bonds, (ii) repurchase approximately 225,000 shares of PG&W's 9% Cumulative Preferred Stock at an aggregate repurchase price of $24,300,000 (equivalent to $108.00 per share), which includes an aggregate repurchase premium of $1,800,000 (equivalent to $8.00 per share), (iii) repurchase 80,000 shares of PG&W's 4.10% Cumulative Preferred Stock at an aggregate repurchase price of $4,000,000 (equivalent to $50.00 per share), (iv) repay $33.2 million of PG&W's bank borrowings, (v) repurchase 2,200,000 shares of PEI Common Stock at an aggregate repurchase price of $81,400,000 (equivalent to $37.00 per share), and (vi) pay an estimated $8.3 million of transaction costs (including an $800,000 premium on the redemption of PG&W's 9.57% Series First Mortgage Bonds). Pursuant to the terms of the applicable debt instruments of PG&W and PEI, PEI and PG&W will be able to consummate the transactions referred to in items (i) and (iv) above either prior to or concurrently with the Closing. However, the repurchases referred to in items (ii), (iii) and (v), which PEI and PG&W intend to consummate within the first three months after the Closing, involve voluntary sales to PEI and PG&W by the holders of these securities. Therefore, the number and price of the securities purchased may vary depending on market conditions at the time of the repurchases.

  The unaudited pro forma consolidated financial statements also reflect the redemption, primarily utilizing bank borrowings, of PG&W's 8% Series First Mortgage Bonds, of which (a) $3,325,000 principal amount of the 8% Series First Mortgage Bonds were redeemed on July 10, 1995, in connection with the Sale of the Water Business, at an aggregate redemption price of $3,336,305 which included an aggregate redemption premium of $11,305, and (b) $210,000 principal amount of the 8% Series First Mortgage Bonds were redeemed on each of June 1, 1994, and June 1, 1995, pursuant to annual sinking fund requirements of such bonds, as if such redemption had occurred at the beginning of the period of the respective financial statements.

  Additionally, the unaudited pro forma consolidated statement of income for the twelve months ended December 31, 1994, reflects (i) the redemption of 150,000 shares of PG&W's 8.90% Cumulative Preferred Stock at an aggregate redemption price of $15,445,500 (equivalent to $102.97 per share), which includes an aggregate redemption premium of $445,500 (equivalent to $2.97 per share), as if it had occurred at the beginning of the period (such shares, the proceeds from the issuance of which were used to provide capital for the Water Business, were redeemed on December 16, 1994, utilizing bank borrowings and would have been redeemed in connection with the Sale of the Water Business had such shares not been redeemed on December 16, 1994), and (ii) the redemption of 150,000 shares of PG&W's 9.50% Cumulative Preferred Stock at an aggregate redemption price of $15,534,375 (equivalent to $103.5625 per share), which includes an aggregate redemption premium of $534,375 (equivalent to $3.5625 per share), as if it had occurred at the beginning of the period (such shares were redeemed on May 31, 1994, utilizing proceeds from a $20 million term loan to PEI).

  The following PEI unaudited pro forma consolidated statements of income reflect the results of PEI's continuing operations as if the transactions described herein had occurred at the beginning of the respective periods. The PEI unaudited pro forma consolidated balance sheet as of June 30, 1995, reflects the financial position of PEI as if the transactions described herein had occurred on such date. Each of the PEI unaudited pro forma consolidated statements of income and consolidated balance sheet include estimates of transaction costs which may differ from the costs ultimately incurred.

  These PEI unaudited pro forma consolidated financial statements should be read in conjunction with PEI's consolidated financial statements and the notes thereto included elsewhere in this Joint Proxy Statement.

  The PEI unaudited pro forma financial statements have been included herein as required by the rules of the SEC and are provided for comparative purposes only. The PEI unaudited pro forma financial statements do not purport to be indicative of the results which would have been obtained if the Sale of the Water Business had been effected on the date or dates indicated or which may be obtained in the future. No pro forma adjustment has been made to reflect any interest income that may be earned on the Initial Cash Payment.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                              ADJUSTMENTS TO      PRO FORMA
                               BEFORE SALE OF REFLECT SALE OF   AFTER SALE OF
                                   WATER           WATER            WATER
                                  BUSINESS     BUSINESS (1)       BUSINESS
                               -------------- ---------------   -------------
                                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE
                                                 AMOUNTS)
OPERATING REVENUES............   $  167,992     $      --         $ 167,992
  Cost of gas.................       98,653            --            98,653
                                 ----------     ----------        ---------
OPERATING MARGIN..............       69,339            --            69,339
                                 ----------     ----------        ---------
OTHER OPERATING EXPENSES:
  Operation...................       22,652            --            22,652
  Maintenance.................        4,436            --             4,436
  Depreciation................        6,667            --             6,667
  Income taxes................        4,290          1,089 (2)        5,379
  Taxes other than income
   taxes......................       10,807            --            10,807
                                 ----------     ----------        ---------
      Total other operating
       expenses...............       48,852          1,089           49,941
                                 ----------     ----------        ---------
OPERATING INCOME..............       20,487         (1,089)          19,398
OTHER INCOME, NET.............          258            226 (3)          484
                                 ----------     ----------        ---------
INCOME BEFORE INTEREST
 CHARGES......................       20,745           (863)          19,882
                                 ----------     ----------        ---------
INTEREST CHARGES:
  Interest on long-term debt..       12,591         (2,553)(2)       10,038
  Other interest..............        1,223              8 (2)        1,231
  Allowance for borrowed funds
   used during construction...          (21)           --               (21)
                                 ----------     ----------        ---------
      Total interest charges..       13,793         (2,545)          11,248
                                 ----------     ----------        ---------
INCOME FROM CONTINUING
 OPERATIONS BEFORE
 SUBSIDIARY'S PREFERRED STOCK
 DIVIDENDS....................        6,952          1,682            8,634
SUBSIDIARY'S PREFERRED STOCK
 DIVIDENDS....................        4,639         (4,224)(4)          415
                                 ----------     ----------        ---------
INCOME FROM CONTINUING
 OPERATIONS APPLICABLE TO
 COMMON STOCK.................   $    2,313     $    5,906        $   8,219
                                 ==========     ==========        =========
COMMON STOCK
  Earnings per share of common
   stock from continuing
   operations:
    Before premium on
     redemption of
     subsidiary's preferred
     stock....................   $      .43                       $    2.52
    Premium on redemption of
     subsidiary's preferred
     stock....................         (.18)                            -- (5)
                                 ----------                       ---------
    Earnings per share of
     common stock from
     continuing operations....   $      .25                       $    2.52
                                 ==========                       =========
  Weighted average number of
   shares outstanding.........    5,456,568     (2,200,000)(6)    3,256,568
                                 ==========     ==========        =========

- --------
See page 49 for an explanation of footnotes.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

(1) Adjustments reflect the Sale of the Water Business as if it had taken place at the beginning of the period.
(2) Represents the adjustments to interest on long-term debt and amortization of debt expense, and the related income tax effect, necessary to reflect the annual interest on indebtedness, including $15.4 million of bank borrowings utilized to redeem the $15.0 million principal amount of PG&W's 8.90% Cumulative Preferred Stock and $15.5 million of bank borrowings utilized to redeem the $15.0 million principal amount of PG&W's 9.50% Cumulative Preferred Stock, outstanding after (a) the application of proceeds from the Sale of the Water Business to (i) repay the Bridge Loan, the proceeds of which will be used to redeem the $50.0 million principal amount of PG&W's 9.57% Series First Mortgage Bonds and (ii) repay $33.2 million of PG&W's bank borrowings and (b) the redemption in connection with the Sale of the Water Business and pursuant to annual sinking fund requirements of the $3.7 million principal amount of PG&W's 8% Series First Mortgage Bonds outstanding as of January 1, 1994. The adjustments to interest on long-term debt may be summarized as follows:

                                                         THOUSANDS OF DOLLARS
                                                         --------------------
   Interest on long-term debt for the twelve months
    ended December 31, 1994:
     Allocated to continuing operations, as per
      accompanying consolidated statement of income.....           $   12,591
     Allocated to discontinued operations...............               12,309
                                                                   ----------
                                                                       24,900
   Deduct:
     Interest on debt to be assumed by PAWC............. $   9,347
     Interest on debt to be redeemed or repaid in
      connection with Sale of the Water Business
       9.57% Series First Mortgage Bonds*...............     4,785
       Bank borrowings..................................     1,752
       8% Series First Mortgage Bonds...................       290    (16,174)
                                                         ---------
   Add:
     Interest on bank borrowings to reflect the
      redemption of $15.0 million principal of PG&W's
      8.90% Cumulative Preferred Stock and the payment
      of a $445,500 premium in connection therewith as
      if it occurred at the beginning of the period
      instead of December 16, 1994......................       780
     Interest on bank borrowings to reflect the
      redemption of $15.0 million principal of PG&W's
      9.50% Cumulative Preferred Stock and the payment
      of a $534,375 premium in connection therewith as
      if it occurred at the beginning of the period
      instead of May 31, 1994...........................       341
     Interest on bank borrowings to reflect the
      redemption of PG&W's 8% Series First Mortgage
      Bonds as if it occurred at the beginning of the
      period............................................       191      1,312
                                                         --------- ----------
   Pro forma interest on long-term debt, as per
    accompanying consolidated statement of income.......           $   10,038
                                                                   ==========

    * The Bridge Loan that PG&W intends to utilize for redemption of the 9.57% Series First Mortgage Bonds has not been reflected in this summary since it would have no effect on the net adjustment to interest on long-term debt.
(3) Represents elimination of the amortization of capital stock expense, net of the related tax effect, relative to PG&W's 9.50% Cumulative Preferred Stock ($90,000) and PG&W's 8.90% Cumulative Preferred Stock ($136,000).
(4) Represents elimination of preferred stock dividends of (i) $2.0 million to reflect the repurchase of 225,000 shares of PG&W's 9% Cumulative Preferred Stock, (ii) $328,000 to reflect the repurchase of 80,000 shares of PG&W's 4.10% Cumulative Preferred Stock, (iii) $591,000 on the $15.0 million principal amount of PG&W's 9.50% Cumulative Preferred Stock from January 1, 1994 to May 31, 1994, the date of redemption of such stock and (iv) $1.3 million on the $15.0 million principal amount of PG&W's 8.90% Cumulative Preferred Stock from January 1, 1994 to December 16, 1994, the date of redemption of such stock.
(5) Reflects elimination of the premiums on the redemption of PG&W's 8.90% Cumulative Preferred Stock ($445,500) and 9.50% Cumulative Preferred Stock ($534,375) from the calculation of the earnings per share of PEI Common Stock.
(6) Represents the reduction in the number of shares of PEI Common Stock outstanding resulting from the application of $81.4 million of the proceeds from the Sale of the Water Business to repurchase 2,200,000 shares of PEI Common Stock at an average price of $37.00 per share.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1995

                                                ADJUSTMENTS TO      PRO FORMA
                                 BEFORE SALE OF REFLECT SALE OF   AFTER SALE OF
                                     WATER           WATER            WATER
                                    BUSINESS     BUSINESS (1)       BUSINESS
                                 -------------- ---------------   -------------
                                  (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE
                                                   AMOUNTS)
OPERATING REVENUES.............    $   93,421     $       --       $   93,421
  Cost of gas..................        54,281             --           54,281
                                   ----------     -----------      ----------
OPERATING MARGIN...............        39,140             --           39,140
                                   ----------     -----------      ----------
OTHER OPERATING EXPENSES:
  Operation....................        11,281             --           11,281
  Maintenance..................         2,280             --            2,280
  Depreciation.................         3,576             --            3,576
  Income taxes.................         3,292             770 (2)       4,062
  Taxes other than income
   taxes.......................         6,535             --            6,535
                                   ----------     -----------      ----------
      Total other operating
       expenses................        26,964             770          27,734
                                   ----------     -----------      ----------
OPERATING INCOME...............        12,176            (770)         11,406
OTHER INCOME, NET..............           412             --              412
                                   ----------     -----------      ----------
INCOME BEFORE INTEREST CHARGES.        12,588            (770)         11,818
                                   ----------     -----------      ----------
INTEREST CHARGES:
  Interest on long-term debt...         6,848          (1,842)(2)       5,006
  Other interest...............           843             (13)(2)         830
  Allowance for borrowed funds
   used during construction....           (22)            --              (22)
                                   ----------     -----------      ----------
      Total interest charges...         7,669          (1,855)          5,814
                                   ----------     -----------      ----------
INCOME FROM CONTINUING
 OPERATIONS BEFORE SUBSIDIARY'S
 PREFERRED STOCK DIVIDENDS.....         4,919           1,085           6,004
SUBSIDIARY'S PREFERRED STOCK
 DIVIDENDS.....................         1,383          (1,177)(3)         206
                                   ----------     -----------      ----------
INCOME FROM CONTINUING
 OPERATIONS APPLICABLE TO
 COMMON STOCK..................    $    3,536     $     2,262      $    5,798
                                   ==========     ===========      ==========
COMMON STOCK
  Earnings per share of common
   stock from continuing
   operations..................    $      .62                      $     1.66
                                   ==========                      ==========
  Weighted average number of
   shares outstanding..........     5,695,312      (2,200,000)(4)   3,495,312
                                   ==========     ===========      ==========

- --------
See page 51 for an explanation of footnotes.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE SIX
                          MONTHS ENDED JUNE 30, 1995

(1) Adjustments reflect the Sale of the Water Business as if it had taken place at the beginning of the period.
(2) Represents the adjustments to interest on long-term debt and amortization of debt expense, and the related income tax effect, necessary to reflect the interest on indebtedness outstanding during the period after (a) application of proceeds from the Sale of the Water Business to (i) repay the Bridge Loan, the proceeds of which will be used to redeem the $50.0 million principal amount of PG&W's 9.57% Series First Mortgage Bonds and
    (ii) repay $33.2 million of PG&W's bank borrowings and (b) the redemption in connection with the Sale of the Water Business and pursuant to annual sinking fund requirements of the $3.5 million principal amount of PG&W's 8% Series First Mortgage Bonds outstanding as of January 1, 1995. The adjustments to interest on long-term debt may be summarized as follows:

                                                          THOUSANDS OF DOLLARS
                                                          --------------------
   Interest on long-term debt for the six months ended
    June 30, 1995:
     Allocated to continuing operations, as per
      accompanying consolidated statement of income......           $    6,848
     Allocated to discontinued operations................                6,434
                                                                    ----------
                                                                        13,282
   Deduct:
     Interest on debt to be assumed by PAWC.............. $   4,751
     Interest on debt to be redeemed or repaid in
      connection with Sale of the Water Business
       9.57% Series First Mortgage Bonds*................     2,393
       Bank borrowings...................................     1,109
       8% Series First Mortgage Bonds....................       140     (8,393)
                                                          ---------
   Add:
     Interest on bank borrowings to reflect the
      redemption of
      PG&W's 8% Series First Mortgage Bonds as if it
      occurred at the beginning of the period............                  117
                                                                    ----------
   Pro forma interest on long-term debt, as per
    accompanying consolidated statement of income........           $    5,006
                                                                    ==========

  * The Bridge Loan that PG&W intends to utilize for redemption of the 9.57% Series First Mortgage Bonds has not been reflected in this summary since it would have no effect on the net adjustment to interest on long-term debt.
(3) Represents elimination of preferred stock dividends of (i) $1,013,000 to reflect the repurchase of 225,000 shares of PG&W's 9% Cumulative Preferred Stock and (ii) $164,000 to reflect the repurchase of 80,000 shares of PG&W's 4.10% Cumulative Preferred Stock.
(4) Represents the reduction in the number of shares of PEI Common Stock outstanding resulting from the application of $81.4 million of the proceeds from the Sale of the Water Business to repurchase 2,200,000 shares of PEI Common Stock at an average price of $37.00 per share.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 1995

                                                 ADJUSTMENTS TO      PRO FORMA
                                  BEFORE SALE OF REFLECT SALE OF   AFTER SALE OF
                                      WATER           WATER            WATER
                                     BUSINESS     BUSINESS (1)       BUSINESS
                                  -------------- ---------------   -------------
                                           (IN THOUSANDS OF DOLLARS)
ASSETS
- ------
UTILITY PLANT:
  At original cost, less
   acquisition adjustments of
   $386,000.....................     $288,071       $     --         $288,071
  Accumulated depreciation......      (75,668)            --          (75,668)
                                     --------       ---------        --------
                                      212,403             --          212,403
                                     --------       ---------        --------
OTHER PROPERTY AND INVESTMENTS..        3,989             --            3,989
                                     --------       ---------        --------
CURRENT ASSETS:
  Cash..........................          368         255,845 (2a)
                                                      (55,315)(2c)
                                                     (200,530)(3)
                                                           60 (3h)
                                                          (36)(4)         392
  Accounts receivable--
    Customers...................       11,341             --           11,341
    Others......................          645             --              645
    Reserve for uncollectible
     accounts...................       (1,339)            --           (1,339)
  Accrued utility revenues......        1,390             --            1,390
  Materials and supplies, at
   average cost.................        2,758             --            2,758
  Gas held by suppliers, at
   average cost.................       12,838             --           12,838
  Natural gas transition costs
   collectible..................        4,342             --            4,342
  Prepaid expenses and other....        6,265             --            6,265
                                     --------       ---------        --------
                                       38,608              24          38,632
                                     --------       ---------        --------
DEFERRED CHARGES:
  Regulatory assets
   Deferred taxes collectible...       29,942             --           29,942
   Natural gas transition costs
    collectible.................        1,991             --            1,991
   Other........................        2,825             --            2,825
  Unamortized debt expense......        3,150            (215)(6)
                                                           (5)(6)       2,930
  Other.........................        3,218             --            3,218
                                     --------       ---------        --------
                                       41,126            (220)         40,906
                                     --------       ---------        --------
NET ASSETS OF DISCONTINUED OPER-
 ATIONS.........................      197,713        (197,713)(2e)        --
                                     --------       ---------        --------
TOTAL ASSETS....................     $493,839       $(197,909)       $295,930
                                     ========       =========        ========

- --------
See page 54 for an explanation of footnotes.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 1995

                                                ADJUSTMENTS TO      PRO FORMA
                                 BEFORE SALE OF REFLECT SALE OF   AFTER SALE OF
                                     WATER           WATER            WATER
                                    BUSINESS     BUSINESS (1)       BUSINESS
                                 -------------- ---------------   -------------
                                          (IN THOUSANDS OF DOLLARS)
CAPITALIZATION AND LIABILITIES
- ------------------------------
CAPITALIZATION:
  Common shareholders'
   investment...................    $168,455       $  (3,683)(2b)   $
                                                     (81,400)(3a)
                                                      (1,800)(3b)
                                                       4,000 (3c)
                                                          (6)(4)
                                                        (722)(5)
                                                        (126)(6)
                                                          (3)(6)      84,715
  Preferred stock--
    Not subject to mandatory
     redemption, net............      33,615         (22,500)(3b)
                                                      (8,000)(3c)
                                                       1,247 (5)       4,362
    Subject to mandatory
     redemption.................       1,680             --            1,680
  Long-term debt................     157,893         (50,000)(3d)    107,893
                                    --------       ---------        --------
                                     361,643        (162,993)        198,650
                                    --------       ---------        --------
CURRENT LIABILITIES:
  Current portion of long-term
   debt and preferred stock
   subject to mandatory
   redemption...................      36,670         (33,200)(3e)
                                                       3,300 (4)
                                                      (3,325)(4)       3,445
  Note payable to bank..........       2,000             --            2,000
  Accounts payable..............      14,770             --           14,770
  Deferred cost of gas and
   supplier refunds, net........       9,056             --            9,056
  Accrued general business and
   realty taxes.................         668             --              668
  Accrued income taxes..........         969              (5)(4)
                                                        (525)(5)
                                                         (89)(6)
                                                          (2)(6)         348
  Accrued interest..............       3,105             --            3,105
  Accrued natural gas transition
   costs........................       2,158             --            2,158
  Other.........................       2,862           6,500 (2d)
                                                      (8,350)(3f)      1,012
                                    --------       ---------        --------
                                      72,258         (35,696)         36,562
                                    --------       ---------        --------
DEFERRED CREDITS:
  Deferred income taxes.........      46,726             780 (3g)     47,506
  Accrued natural gas transition
   costs........................       2,170             --            2,170
  Unamortized investment tax
   credits......................       5,024             --            5,024
  Operating reserves............       2,191             --            2,191
  Other.........................       3,827             --            3,827
                                    --------       ---------        --------
                                      59,938             780          60,718
                                    --------       ---------        --------
TOTAL CAPITALIZATION AND
 LIABILITIES....................    $493,839       $(197,909)       $295,930
                                    ========       =========        ========

- --------
See page 54 for an explanation of footnotes.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1995

(1) Adjustments reflect the Sale of the Water Business as if it had taken place as of the date of the balance sheet.
(2) Represents (a) receipt of cash proceeds of $255.8 million from the Sale of the Water Business, (b) elimination from common shareholders' investment of the $3.7 million of estimated income from PG&W's Water Business during the balance of the phase-out period (from July 1 to the estimated closing date of December 31, 1995) that was reflected as of June 30, 1995, as an offset against the estimated loss on the Sale of the Water Business, (c) payment of the estimated federal and state income tax liability of $55.3 million on the Sale of the Water Business, (d) recording of the $6.5 million premium of the Purchase Price over the book value of the assets to be acquired by PAWC as a credit to other current liabilities, the account to which it was charged as of June 30, 1995, as an offset against the liability for the estimated expenses on the Sale of the Water Business and
    (e) elimination of the $197.7 million of net assets of the Water Business.
(3) Reflects the application of the proceeds from the Sale of the Water Business of $200.5 million, after the payment of the estimated federal and state income tax liability of $55.3 million on the Sale of the Water Business, in the following manner: (a) the repurchase (for an aggregate consideration of $81.4 million) of 2,200,000 shares of PEI Common Stock at an average price of $37.00 per share, (b) the repurchase (for an aggregate consideration of $24.3 million) of 225,000 shares of PG&W's 9% Cumulative Preferred Stock (having an aggregate book value of $22.5 million) at a price of $108.00 per share, which includes a premium of $8.00 per share ($1,800,000 in the aggregate), (c) the repurchase (for an aggregate consideration of $4.0 million) of 80,000 shares of PG&W's 4.10% Cumulative Preferred Stock (having an aggregate book value of $8.0 million) at a price of $50.00 per share, which reflects a $4.0 million aggregate ($50.00 per share) discount from book value, (d) the repayment of the Bridge Loan, the proceeds of which will be used to redeem the $50.0 million principal amount of PG&W's 9.57% Series First Mortgage Bonds, (e) repayment of $33.2 million of PG&W's bank borrowings, (f) payment of transaction costs of $8.3 million, which include an $800,000 premium on the redemption of the 9.57% Series First Mortgage Bonds, (g) recording of the $780,000 net tax benefit resulting from transaction costs and the premium over book value on the Sale of the Water Business and (h) the addition of the remaining proceeds of $60,000 to PG&W's cash accounts.
(4) Reflects the redemption, utilizing $3,300,000 of bank borrowings and $36,305 of PG&W's cash, of $3,325,000 aggregate principal amount of PG&W's 8% Series First Mortgage Bonds which were redeemed on July 10, 1995, in connection with the Sale of the Water Business, at an aggregate redemption price of $3,336,305, which includes an aggregate redemption premium of $11,305 ($6,541 after related income tax benefits of $4,764).
(5) Reflects the write-off of $1.2 million ($722,000 after related income tax benefits of $525,000) of issuance costs relative to the 225,000 shares of PG&W's 9% Cumulative Preferred Stock which PG&W intends to repurchase with proceeds from the Sale of the Water Business.
(6) Reflects the write-off of $215,000 ($126,000 after related income tax benefits of $89,000) of issuance costs relating to PG&W's 9.57% Series First Mortgage Bonds which PG&W intends to redeem in connection with the Sale of the Water Business, and $5,000 ($3,000 after related income tax benefits of $2,000) of issuance costs relating to PG&W's 8% Series First Mortgage Bonds which PG&W redeemed in connection with the Sale of the Water Business.

                         PG&W SELECTED FINANCIAL DATA

  The selected financial data set forth below have been derived from PG&W's unaudited financial statements as restated to reflect PG&W's water utility operations as "discontinued operations" effective March 31, 1995. Operating results for the six months ended June 30, 1995, are not indicative of the results that may be expected for the entire year ending December 31, 1995, due to the seasonal nature of PG&W's business. See Note 13 of Notes to PG&W's Financial Statements included elsewhere in this Joint Proxy Statement. The selected financial data set forth below do not purport to be complete and should be read in conjunction with "PG&W MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and PG&W's Financial Statements and the notes thereto included elsewhere in this Joint Proxy Statement. IN PREPARING THIS SELECTED FINANCIAL DATA, ALL OF PG&W'S PREFERRED STOCK DIVIDENDS HAVE BEEN ALLOCATED TO CONTINUING OPERATIONS (SEE NOTE 2 BELOW).

                                                                                     SIX MONTHS
                                                                                        ENDED
                                       YEAR ENDED DECEMBER 31,                        JUNE 30,
                          -----------------------------------------------------  --------------------
                          1994 (1)   1993 (1)   1992 (1)   1991 (1)   1990 (1)   1995 (1)   1994 (1)
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------
                           (UNAUDITED, AND IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
OPERATING REVENUES......  $ 167,992  $ 153,325  $ 143,227  $ 138,465  $ 135,185   $93,421   $106,801
Cost of gas.............     98,653     86,557     77,720     77,801     75,711    54,281      64,814
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
OPERATING MARGIN........     69,339     66,768     65,507     60,664     59,474    39,140      41,987
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
OTHER OPERATING
 EXPENSES:
Operation...............     22,652     21,797     21,514     20,589     21,061    11,281      11,304
Maintenance.............      4,436      3,695      3,405      3,957      4,086     2,280       2,194
Depreciation............      6,667      6,388      6,087      5,545      5,325     3,576       3,340
Income taxes............      5,649      6,041      5,894      3,731      3,749     4,101       5,551
Taxes other than income
 taxes..................     10,807     10,055      9,670      8,663      8,458     6,535       6,999
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
Total other operating
 expenses...............     50,211     47,976     46,570     42,485     42,679    27,773      29,388
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
OPERATING INCOME........     19,128     18,792     18,937     18,179     16,795    11,367      12,599
OTHER INCOME
 (DEDUCTIONS), NET......         72       (585)       (88)     1,082         50       172          81
INTEREST CHARGES (2)....     (9,898)    (9,815)   (10,808)   (11,261)    (8,924)   (5,324)     (4,841)
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
INCOME FROM CONTINUING
 OPERATIONS.............      9,302      8,392      8,041      8,000      7,921     6,215       7,839
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
DISCONTINUED OPERATIONS:
Income from discontinued
 operations, net of
 related income taxes...     10,504      7,909      4,915      3,130        315     2,127       4,724
Estimated loss on
 disposal of
 discontinued
 operations, net of
 anticipated income
 during the phase-out
 period.................        --         --         --         --         --     (5,831)        --
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
Income (loss) with
 respect to discontinued
 operations.............     10,504      7,909      4,915      3,130        315    (3,704)      4,724
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
NET INCOME..............     19,806     16,301     12,956     11,130      8,236     2,511      12,563
DIVIDENDS ON PREFERRED
 STOCK (2)..............      4,639      6,462      5,065      4,236      4,323     1,383       2,644
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
EARNINGS APPLICABLE TO
 COMMON STOCK...........  $  15,167  $   9,839  $   7,891  $   6,894  $   3,913  $  1,128   $   9,919
                          =========  =========  =========  =========  =========  ========   =========
COMMON STOCK
 INFORMATION:
Weighted average number
 of shares outstanding
 in thousands...........      5,189      4,176      3,908      3,688      3,656     5,549       4,957
                          =========  =========  =========  =========  =========  ========   =========
Earnings (loss) per
 share of common stock:
Continuing operations...  $     .90  $     .46  $     .76  $    1.02  $     .98  $    .87   $    1.05
Discontinued operations.       2.02       1.90       1.26        .85        .09      (.67)        .95
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
Total before premium on
 redemption of preferred
 stock..................       2.92       2.36       2.02       1.87       1.07       .20        2.00
Premium on redemption of
 preferred stock........       (.19)       --         --         --         --        --         (.11)
                          ---------  ---------  ---------  ---------  ---------  --------   ---------
Earnings per share of
 common stock...........  $    2.73  $    2.36  $    2.02  $    1.87  $    1.07  $    .20   $    1.89
                          =========  =========  =========  =========  =========  ========   =========
Cash dividends per share
 of common stock........  $    1.81  $    2.82  $    2.54  $    2.40  $    2.54  $   1.41   $     .71
                          =========  =========  =========  =========  =========  ========   =========

- --------
See page 56 for an explanation of footnotes.

                                                                                                 SIX MONTHS
                                                                                                    ENDED
                                            YEAR ENDED DECEMBER 31,                               JUNE 30,
                          ---------------------------------------------------------------  ------------------------
                           1994 (1)     1993 (1)     1992 (1)     1991 (1)     1990 (1)     1995 (1)     1994 (1)
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
                             (UNAUDITED, AND IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS AND RATIOS)
CAPITALIZATION AT END OF
 PERIOD:
 Amounts--
 Common shareholder's
  investment............  $   216,032  $   188,011     $158,098  $   147,678  $   149,188     $214,369  $   214,175
 Preferred stock--
  Not subject to
   mandatory
   redemption, net......       33,615       33,615       33,615        9,916        9,916       33,615       33,615
  Subject to mandatory
   redemption...........        1,760       31,840       41,920       42,000       42,080        1,680       16,760
 Long-term debt.........      170,825      125,535      119,040      128,267       46,286      108,000      108,325
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Total capitalization.  $   422,232  $   379,001     $352,673     $327,861  $   247,470     $357,664  $   372,875
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
 Ratios--
 Common shareholder's
  investment............         51.2%        49.6%        44.8%        45.1%        60.3%        59.9%        57.4%
 Preferred stock--
  Not subject to
   mandatory
   redemption, net......          8.0          8.9          9.5          3.0          4.0          9.4          9.0
  Subject to mandatory
   redemption...........          0.4          8.4         11.9         12.8         17.0          0.5          4.5
 Long-term debt.........         40.4         33.1         33.8         39.1         18.7         30.2         29.1
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Total................        100.0%       100.0%       100.0%       100.0%       100.0%       100.0%       100.0%
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
UTILITY PLANT AT END OF
 PERIOD:
 Total utility plant....  $   284,080  $   269,819     $256,663  $   246,323  $   239,036     $288,071  $   272,047
 Accumulated
  depreciation..........       74,408       70,954       65,318       61,628       57,180       75,668       70,122
                                                                                                        -----------
                          -----------  -----------  -----------  -----------  -----------  -----------
   Net utility plant....  $   209,672  $   198,865     $191,345  $   184,695  $   181,856     $212,403  $   201,925
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
TOTAL ASSETS AT END OF
 PERIOD:
 Continuing operations..  $   315,139  $   315,069     $254,425  $   260,954  $   246,942     $293,196  $   287,970
 Discontinued
  operations, net (3)...      203,196      193,002      183,702      144,815      124,774      197,713      201,355
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Total................  $   518,335  $   508,071     $438,127  $   405,769  $   371,716     $490,909  $   489,325
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========

- --------
(1) Restated to reflect discontinued operations.
(2) None of the dividends on PG&W Preferred Stock has been allocated to the discontinued operations. Interest charges relating to indebtedness of PG&W have been allocated to the discontinued operations based on the relationship of the gross water utility plant of the discontinued operations to the total of PG&W's gross gas and water utility plant. This is the same method as has been utilized by PG&W and the PPUC in establishing the revenue requirements of both PG&W's gas and water utility operations.
(3) Net of (i) liabilities being assumed by PAWC, (ii) estimated liability for income taxes on sale of discontinued operations, (iii) with respect to the six months ended June 30, 1995, the anticipated income from discontinued operations during the balance of the phase-out period, and (iv) with respect to periods ended in 1994 and earlier years, other net assets of the discontinued operations (which were written off as of March 31, 1995). See Note 2 of Notes to PG&W's Financial Statements included elsewhere in this Joint Proxy Statement.

            PG&W MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS

DISCONTINUED OPERATIONS

  On April 26, 1995, PEI and PG&W entered into the Asset Purchase Agreement with AWWC and PAWC which provides for the Sale of the Water Business. Until the Closing, PG&W will continue to operate the Water Business.

  The Purchase Price for the Water Business reflects a $6.5 million premium over the book value of the Acquired Assets. However, after the payment of transaction costs and the write-off of certain deferred regulatory assets and deferred credits, the Sale of the Water Business will result in an estimated after-tax loss of $5 to 8 million, net of the expected income from the water operations during the phase-out period (which, for financial reporting purposes commenced on April 1, 1995) to the date of Closing (which has been assumed to be December 31, 1995).

  PEI and PG&W intend to use the net cash proceeds from the Sale of the Water Business of approximately $201 million, after the payment of an estimated $55 million of income taxes, to retire debt, to repurchase stock and for working capital for its continuing operations. See "PG&W UNAUDITED PRO FORMA FINANCIAL STATEMENTS" and "USE OF CERTAIN PROCEEDS OF THE SALE OF THE WATER BUSINESS." After the sale, the principal assets of PEI and PG&W will consist of PG&W's gas utility operations and approximately 46,000 acres of land. Until the Closing, PG&W intends to utilize its existing bank lines of credit for the external financing requirements of the water utility operations, which PG&W believes will be adequate for such purposes.

  Operating revenues from PG&W's water utility operations decreased by $516,000 (1.6%) from $33.0 million for the six-month period ended June 30, 1994, to $32.5 million for the six-month period ended June 30, 1995. This decrease in revenues was principally the result of a 0.3% decrease in customer consumption. Operating expenses related to the water utility operations, excluding income taxes, decreased $505,000 (2.7%) from $18.6 million for the six-month period ended June 30, 1994, to $18.1 million for the six-month period ended June 30, 1995. The major reason for this decrease was a $314,000 (3.6%) decrease in other operation expenses, primarily as a result of decreases in the provision for injuries and damages and the amortization of rate case expense, the effects of which were partially offset by an increase in payroll costs. Income taxes with respect to the water utility operations decreased by $134,000 (4.0%) from $3.4 million in the first six months of 1994 to $3.2 million in the first six months of 1995 due to a lower level of income before income taxes (for this purpose, operating income net of interest charges) and a decrease in the Pennsylvania Corporate Net Income Tax rate. As a result of the foregoing, operating income of the water utility operations increased $123,000 (1.1%) from $10.9 million for the six-month period ended June 30, 1994, to $11.1 million for the six-month period ended June 30, 1995. After interest charges, the income from the water utility operations increased $61,000 (1.3%) from $4.7 million for the six-month period ended June 30, 1994, to $4.8 million for the six-month period ended June 30, 1995.

  Operating revenues from PG&W's water utility operations increased by $13.4 million (25.1%) from $53.4 million in 1993 to $66.7 million in 1994. This increase in revenues was principally the result of various rate increases allowed by the PPUC during 1993. Operating expenses related to the water utility operations, excluding income taxes, increased $3.6 million (11.0%) from $33.1 million in 1993 to $36.7 million in 1994. The major reasons for this increase were a $1.8 million (29.8%) increase in depreciation expense (primarily because of capital additions and the change in December, 1993, from a 4% compound interest to a straight-line method of depreciation with respect to certain water plant) and a $1.9 million increase in other operating expenses, largely as a result of increased payroll and other postemployment benefit costs, the effects of which were partially offset by a decrease in the amortization of rate case expense. Income taxes with respect to the water utility operations increased by $3.9 million from $2.9 million in 1993 to $6.8 million in 1994 due to a higher level of income before income taxes (for this purpose, operating income net of interest charges). As a result of the foregoing, operating income of the water utility operations increased $5.8 million (33.6%) from $17.4 million in 1993 to

$23.2 million in 1994. After allocated interest charges (see Note 2 to PG&W's Financial Statements included elsewhere in this Joint Proxy Statement), the income from the water utility operations increased $2.6 million (32.8%) from $7.9 million in 1993 to $10.5 million in 1994.

  Operating revenues from PG&W's water utility operations increased by $4.7 million (9.7%) from $48.7 million in 1992 to $53.4 million in 1993. This increase in revenues was principally the result of various rate increases allowed by the PPUC during 1993. Operating expenses related to the water utility operations, excluding income taxes, increased $1.8 million (5.7%) from $31.3 million in 1992 to $33.1 million in 1993. The major reasons for this increase were a $1.1 million increase in depreciation expense (primarily as a result of capital additions and the change from a 4% compound interest to a straight-line method of depreciation with respect to certain water plant) and a $645,000 increase in other operating expenses, largely as a result of increased provisions for sludge removal and the amortization of rate case expense. Income taxes with respect to the water utility operations increased by $537,000 (22.3%) from $2.4 million in 1992 to $2.9 million in 1993 due to a higher level of income before income taxes (for this purpose, operating income net of interest charges). As a result of the foregoing, operating income of the water utility operations increased $2.4 million (15.9%) from $15.0 million in 1992 to $17.4 million in 1993. After allocated interest charges (see Note 2 to PG&W's Financial Statements included elsewhere in this Joint Proxy Statement), the income from the water utility operations increased $3.0 million (60.9%) from $4.9 million in 1992 to $7.9 million in 1993.

  IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, PG&W'S FINANCIAL STATEMENTS HAVE BEEN RESTATED TO REFLECT ITS WATER UTILITY OPERATIONS AS "DISCONTINUED OPERATIONS EFFECTIVE MARCH 31, 1995," AND THE FOLLOWING SECTIONS OF PG&W MANAGEMENT'S DISCUSSION AND ANALYSIS GENERALLY RELATE ONLY TO PG&W'S CONTINUING OPERATIONS, WHICH CONSIST PRIMARILY OF ITS GAS UTILITY OPERATIONS. FOR ADDITIONAL INFORMATION REGARDING THE DISCONTINUED OPERATIONS, SEE NOTE 2 OF THE NOTES TO PG&W'S FINANCIAL STATEMENTS INCLUDED ELSEWHERE IN THIS JOINT PROXY STATEMENT.

RESULTS OF CONTINUING OPERATIONS

  The following table expresses certain items in PG&W's statements of income as percentages of total operating revenues for each of the six-month periods ended June 30, 1995, and June 30, 1994, and each of the calendar years ended December 31, 1994, 1993 and 1992. See PG&W's Financial Statements and the notes thereto included elsewhere in this Joint Proxy Statement. ALL OF PG&W'S PREFERRED STOCK DIVIDENDS HAVE BEEN ALLOCATED TO CONTINUING OPERATIONS. SEE NOTE (1)

                                        PERCENTAGE OF OPERATING REVENUES
                                      ----------------------------------------
                                           YEAR ENDED           SIX MONTHS
                                          DECEMBER 31,        ENDED JUNE 30,
                                      ----------------------  ----------------
                                       1994    1993    1992    1995     1994
                                      ------  ------  ------  -------  -------
OPERATING REVENUES...................  100.0%  100.0%  100.0%   100.0%   100.0%
  Cost of gas........................   58.7    56.5    54.2     58.1     60.7
                                      ------  ------  ------  -------  -------
OPERATING MARGIN.....................   41.3    43.5    45.8     41.9     39.3
                                      ------  ------  ------  -------  -------
OTHER OPERATING EXPENSES:
  Operation..........................   13.5    14.2    15.0     12.1     10.6
  Maintenance........................    2.6     2.4     2.4      2.4      2.0
  Depreciation.......................    4.0     4.2     4.2      3.8      3.1
  Income taxes.......................    3.4     3.9     4.1      4.4      5.2
  Taxes other than income taxes......    6.4     6.5     6.8      7.0      6.6
                                      ------  ------  ------  -------  -------
    Total other operating expenses...   29.9    31.2    32.5     29.7     27.5
                                      ------  ------  ------  -------  -------
OPERATING INCOME.....................   11.4    12.3    13.3     12.2     11.8
OTHER INCOME (DEDUCTIONS), NET.......    --     (0.4)   (0.1)      .2       .1
INTEREST CHARGES(1)..................   (5.9)   (6.4)   (7.6)    (5.7)    (4.5)
                                      ------  ------  ------  -------  -------
INCOME FROM CONTINUING OPERATIONS....    5.5     5.5     5.6      6.7      7.4
INCOME (LOSS) WITH RESPECT TO
 DISCONTINUED OPERATIONS.............    6.3     5.1     3.4     (4.0)     4.4
                                      ------  ------  ------  -------  -------
NET INCOME...........................   11.8    10.6     9.0      2.7     11.8
DIVIDENDS ON PREFERRED STOCK(1)......    2.8     4.2     3.5      1.5      2.5
                                      ------  ------  ------  -------  -------
EARNINGS APPLICABLE TO COMMON STOCK..    9.0%    6.4%    5.5%     1.2%     9.3%
                                      ======  ======  ======  =======  =======

- --------
(1) None of the dividends on PG&W Preferred Stock has been allocated to the discontinued operations. Interest charges relating to indebtedness of PG&W have been allocated to the discontinued operations based on the relationship of the gross water utility plant of the discontinued operations to the total of PG&W's gross gas and water utility plant. This is the same method as has been utilized by PG&W and the PPUC in establishing the revenue requirements of both PG&W's gas and water utility operations.

 Six Months Ended June 30, 1995, Compared With Six Months Ended June 30, 1994

  Operating Revenues. Operating revenues decreased $13.4 million (12.5%) from $106.8 million for the six-month period ended June 30, 1994, to $93.4 million for the six-month period ended June 30, 1995. This decrease was primarily the result of a 1.6 billion cubic feet (10.8%) decrease in sales to residential and commercial heating customers, caused by a 590 degree (14.2%) decrease in heating degree days. There were 3,570 heating degree days (90.3% of normal) during the first six months of 1995 compared to 4,160 (105.2% of normal) during the first six months of 1994.

  Cost of Gas. The cost of gas decreased $10.5 million (16.3%) from $64.8 million for the six-month period ended June 30, 1994, to $54.3 million for the six-month period ended June 30, 1995, primarily because of the reduced consumption by residential and commercial heating customers.

  Operating Margin. The operating margin decreased $2.8 million (6.8%) from $42.0 million in the six-month period ended June 30, 1994 to $39.1 million in the six-month period ended June 30, 1995. However, as a percentage of operating revenues, the margin increased from 39.3% in the first six months of 1994 to 41.9% in the first six months of 1995 primarily as a result of the higher average charge per cubic foot to residential and commercial heating customers because of their lower consumption due to the warmer weather.

  Other Operating Expenses. Other operating expenses decreased $1.6 million (5.5%) from $29.4 million for the six-month period ended June 30, 1994, to $27.8 million for the six-month period ended June 30, 1995. This decrease was primarily the result of a $1.5 million (26.1%) decrease in income taxes from $5.6 million in the first six months of 1994 to $4.1 million in the first six months of 1995 due to a decrease in income before income taxes (for this purpose, operating income net of interest charges) and a reduction in the Pennsylvania corporate net income tax rate. Also contributing to the decrease in other operating expenses was a $464,000 (6.6%) decrease in taxes other than income taxes, primarily because of a decrease in gross receipts tax as a result of the lower level of operating revenues. The effect of the decreases in taxes was partially offset by a $236,000 (7.1%) increase in depreciation expense, as a result of additions to utility plant, and a $63,000 (0.5%) increase in operation and maintenance expenses. Notwithstanding the decrease in other operating expenses, such expenses increased as a percentage of operating revenues from 27.5% during the first six months of 1994 to 29.7% during the first six months of 1995 because of the relatively greater decrease in revenues.

  Operating Income. As a result of the above, total operating income decreased by $1.2 million (9.8%) from $12.6 million for the six-month period ended June 30, 1994, to $11.4 million for the six-month period ended June 30, 1995. Nonetheless, operating income increased as a percentage of total operating revenues for such periods from 11.8% in 1994 to 12.2% in 1995, primarily because of the decrease in the cost of gas as a percentage of operating revenues, the effect of which was partially offset by the lower levels of taxes.

  Interest Charges. Interest charges increased by $483,000 (10.0%) from $4.8 million for the six-month period ended June 30, 1994, to $5.3 million for the six-month period ended June 30, 1995, as a result of a $359,000 (8.3%) increase in interest on long-term debt from $4.3 million during the six-month period ended June 30, 1994, to $4.7 million during the six-month period ended June 30, 1995, and a $243,000 increase in interest on overcollections of purchased gas costs.

  Income From Continuing Operations. Income from continuing operations decreased $1.6 million (20.7%) from $7.8 million for the six months ended June 30, 1994, to $6.2 million for the six months ended June 30, 1995. This decrease was largely the result of the matters discussed above, principally the decrease in operating margin resulting from the lower level of sales to residential and commercial heating customers. The effect of the decreased operating margin was partially offset by the lower levels of taxes.

  Net Income. The decrease in net income of $10.1 million (80.0%) from $12.6 million for the six-month period ended June 30, 1994, to $2.5 million for the six-month period ended June 30, 1995, was largely the result of the estimated loss on the disposal of discontinued operations, as discussed above. Also contributing to the decrease in net income was the lower income from continuing operations.

  Dividends on Preferred Stock. Dividends on PG&W's preferred stock decreased $1.3 million (47.7%) from $2.6 million for the six-month period ended June 30, 1994, to $1.4 million for the six-month period ended June 30, 1995, as a result of the redemption by PG&W on May 31, 1994, of 150,000 shares ($15.0 million) of its 9.50% Cumulative Preferred Stock, $100 par value, and on December 16, 1994, of 150,000 shares ($15.0 million) of its 8.90% Cumulative Preferred Stock, $100 par value. No dividends on PG&W Preferred Stock have been allocated to the discontinued operations.

  Earnings Applicable to PG&W Common Stock. The decrease in earnings applicable to PG&W Common Stock of $8.8 million (88.6%) from $9.9 million for the six-month period ended June 30, 1994, to $1.1 million for the six-month period ended June 30, 1995, as well as the decrease in earnings per share of PG&W Common Stock of $1.69 from $1.89 per share for the six months ended June 30, 1994 (after an $.11 per share charge for the premium on redemption of PG&W's preferred stock), to $.20 per share for the six months ended June 30, 1995, were largely the result of the estimated loss (equivalent to $1.05 per share) on the disposal of discontinued operations, as discussed above. Also contributing to the decreases in earnings applicable to PG&W Common Stock and earnings per share for the six months ended June 30, 1995, was the lower income from continuing operations. The effects of these factors were partially offset by the reduced dividends on PG&W Preferred Stock and, in the case of earnings per share, the absence of any premium on the redemption of PG&W Preferred Stock.

 Year Ended December 31, 1994, Compared With Year Ended December 31, 1993

  Operating Revenues. Operating revenues increased by $14.7 million (9.6%) from $153.3 million for 1993 to $168.0 million for 1994, primarily as a result of a price increase averaging 19.0% (designed to total $28.8 million on an annual basis) effective December 1, 1993, due to increased costs of purchased gas. See "--Rate Matters--Rate Filings." Also contributing to the increase in operating revenues in 1994 was a 224 million cubic feet (1.0%) increase in sales to residential and commercial heating customers. This increase was attributable to the addition of approximately 2,200 new customers and occurred despite heating degree days that were 2.1% lower than normal and 0.3% less than in 1993. Additionally, the implementation of surcharges to recover FERC Order 636 transition costs (as more fully discussed below under "--Rate Matters--Rate Filings") acted to increase gas operating revenues by $1.8 million in 1994. The effects of the price increase and the surcharges on operating revenues were partially offset by the switching of certain commercial and industrial customers from sales to transportation service and a price decrease averaging 1.1% designed to total $1.8 million on an annual basis effective December 1, 1994, due to decreased costs of purchased gas, see "--Rate Matters--Rate Filings."

  Cost of Gas. The cost of gas increased $12.1 million (14.0%) from $86.6 million for 1993 to $98.7 million for 1994. The effect of this increase, which was the result of higher costs for purchased gas and the implementation of surcharges to recover FERC Order 636 transition costs, see "--Rate Matters-- Rate Filings", was partially offset by a 9.0% (2.6 billion cubic feet) decrease in the volume of gas sold during 1994 compared to 1993. This decreased volume was largely attributable to the aforementioned switching of certain customers from sales to transportation service.

  Operating Margin. The operating margin increased $2.6 million or 3.9% from $66.8 million in 1993 to $69.3 million in 1994, primarily as a result of the increased sales to residential and commercial heating customers. However, as a percentage of operating revenues, the margin decreased from 43.5% in 1993 to 41.3% in 1994 primarily because of the increased cost of purchased gas.

  Other Operating Expenses. Other operating expenses increased $2.2 million (4.7%) from $48.0 million for 1993 to $50.2 million for 1994. This increase was largely attributable to a $729,000 increase in gross receipts tax as a result of the higher level of gas revenues, an $855,000 increase in operation expenses (primarily because of a $285,000 increase in payroll costs and increased provisions for uncollectible accounts of $603,000) and a $741,000 increase in maintenance expenses (principally as a result of a $319,000 increase in payroll costs and a $146,000 increase in maintenance of gas mains and services attributable to the extremely cold weather experienced in January and February, 1994). Income taxes decreased by $392,000 (6.5%) from $6.0 million in 1993 to $5.6 million in 1994 due to a lower level of income before income taxes (for this purpose, operating income net of interest charges). Notwithstanding the increase in other operating expenses, such expenses decreased as a percentage of operating revenues, from 31.2% during 1993 to 29.9% during 1994 because of the relatively greater increase in operating revenues.

  Operating Income. As a result of the above, total operating income increased by $336,000 (1.8%) from $18.8 million for 1993 to $19.1 million for 1994.
However, as a percentage of operating revenues, operating income decreased from 12.3% in 1993 to 11.4% in 1994 primarily as a result of the increase in the cost of gas as a percentage of operating revenues.

  Other Income (Deductions), Net. Other income (deductions), net increased $657,000 from a deduction of $585,000 in 1993 to income of $72,000 in 1994, primarily as a result of a $409,000 gain ($268,000 net of related income taxes) on the sale of PG&W's interest in an oil and gas joint venture, a $254,000 increase ($145,000 net of related income taxes) in gains on the sale of land and other property and a $239,000 decrease in the net interest expense associated with the unexpended portion of the proceeds from the issuance of certain debt held in a construction fund.

  Income from Continuing Operations. Income from continuing operations increased $910,000 (10.8%) from $8.4 million for 1993 to $9.3 million for 1994. This increase was the result of the matters discussed above, principally the increase in operating margin resulting from the higher level of sales to residential and commercial heating customers, the effect of which was partially offset by the increase in other operating expenses.

  Net Income. Net income increased $3.5 million (21.5%) from $16.3 million for 1993 to $19.8 million for 1994. The increased earnings in 1994 were the result of a $2.6 million increase in income from discontinued operations and the matters discussed above relating to the continuing operations, principally the increase in operating margin resulting primarily from the higher level of sales to residential and commercial heating customers and the increase in other income (deductions), net. The effects of these factors were partially offset by the increase in other operating expenses.

  Dividends on PG&W Preferred Stock. Dividends on PG&W Preferred Stock decreased $1.8 million (28.2%) from $6.5 million for 1993 to $4.6 million for 1994, primarily as a result of the redemption by PG&W on December 23, 1993, of 100,000 shares ($10.0 million), and on May 31, 1994, of 150,000 shares ($15.0 million), of its 9.50% Cumulative Preferred Stock, $100 par value. No dividends on PG&W Preferred Stock have been allocated to the discontinued operations.

  Earnings Applicable to PG&W Common Stock. Earnings applicable to PG&W Common Stock increased $5.3 million (54.2%) from $9.8 million for 1993 to $15.2 million for 1994. The increased earnings in 1994 were the result of a $2.6 million increase in income from discontinued operations and the matters discussed above relating to continuing operations, principally the increase in operating margin resulting primarily from the higher level of sales to residential and commercial heating customers, the increase in other income (deductions), net, and the decrease in dividends on preferred stock. The effects of these factors were partially offset by the increase in other operating expenses.

  Before the $534,000 premium paid on the redemption of 150,000 shares of PG&W's 9.50% Cumulative Preferred Stock on May 31, 1994, and the $446,000 premium paid on the redemption of 150,000 shares of PG&W's 8.90% Cumulative Preferred Stock on December 16, 1994, the earnings per share of PG&W Common Stock increased $.56 (23.7%) from $2.36 per share for 1993 to $2.92 per share for 1994. This improvement was the result of the 54.2% increase in earnings applicable to PG&W Common Stock and occurred despite a 24.3% increase in the weighted average number of shares outstanding during 1994 primarily as a result of PG&W's sale of 834,000 shares of PG&W Common Stock to PEI on October 27, 1993. While premiums on the redemption of preferred stock are charged to retained earnings and are not a determinant of earnings applicable to PG&W Common Stock, the premiums associated with any redemptions occurring subsequent to January 20, 1994, must be taken into account in calculating the earnings per share of PG&W Common Stock. As a consequence, the premiums on the redemption of the 150,000 shares of PG&W's 9.50% Cumulative Preferred Stock and the 150,000 shares of PG&W's 8.90% Cumulative Preferred Stock acted to reduce PG&W's earnings per share for 1994 by $.19 per share, resulting in earnings of $2.73 per share of PG&W Common Stock for the year, an increase of $.37 per share (15.7%) over the earnings of $2.36 per share for the year ended December 31, 1993.

 Year Ended December 31, 1993, Compared With Year Ended December 31, 1992

  Operating Revenues. Operating revenues increased by $10.1 million (7.1%) from $143.2 million for 1992 to $153.3 million for 1993, primarily as a result of price increases averaging 6.8% (designed to total $9.5 million on an annual basis) effective December 1, 1992, and 19.0% (designed to total $28.8 million on an annual basis) effective December 1, 1993, due to increased costs of purchased gas. Also contributing to the increase in operating revenues in 1993 was an 840 million cubic feet (3.9%) increase in sales to residential and commercial heating customers. Although heating degree days were 1.8% lower than normal during 1993, they were 0.7% higher than in 1992. The effect of the price increases and colder weather on operating revenues were partially offset by the switching of certain commercial and industrial customers from sales to transportation service.

  Cost of Gas. The cost of gas increased $8.8 million (11.4%) from $77.7 million for 1992 to $86.6 million for 1993. The effect of this increase, which was the result of higher costs for purchased gas, was partially offset by a 2.7% (797 thousand cubic feet) decrease in the volume of gas sold during 1993 compared to 1992. This decreased volume was largely attributable to the aforementioned switching of customers from sales to transportation service.

  Operating Margin. The operating margin increased $1.3 million (1.9%) from $65.5 million in 1992 to $66.8 million in 1993, primarily as a result of the increased sales to residential and commercial heating customers due to the colder weather experienced in 1993. However, as a percentage of operating revenues, the margin decreased from 45.8% in 1992 to 43.5% in 1993 largely because of the increased cost of gas.

  Other Operating Expenses. Other operating expenses increased $1.4 million (3.0%) from $46.6 million for 1992 to $48.0 million for 1993, primarily as a result of increased payroll charges, depreciation (as a result of property additions) and taxes other than income taxes (principally gross receipts tax resulting from the higher level of operating revenues). Notwithstanding the increase in other operating expenses, such expenses decreased as a percentage of operating revenues from 32.5% during 1992 to 31.2% during 1993 because of the relatively greater increase in operating revenues.

  Operating Income. As a result of the above, total operating income decreased $145,000 (0.8%) from $18.9 million in 1992 to $18.8 million in 1993. As a percentage of operating revenues, operating income decreased from 13.3% in 1992 to 12.3% in 1993, primarily as a result of the increase in cost of gas as a percentage of operating revenues.

  Other Income (Deductions), Net. Other income (deductions), net decreased $497,000 from a deduction of $88,000 in 1992 to a deduction of $585,000 in 1993, primarily as a result of a $320,000 increase in the net interest expense associated with the unexpended portion of the proceeds from the issuance of certain debt held in a construction fund, and a $144,000 decrease ($82,000 net of related income taxes) in gains on the sale of land and other property.

  Interest Charges. Interest charges decreased by $993,000 (9.2%) from $10.8 million for 1992 to $9.8 million for 1993, largely as a result of a lower level of interest expense incurred during 1993 in connection with overcollections from customers with respect to the cost of purchased gas.

  Income from Continuing Operations. Income from continuing operations increased $351,000 (4.4%) from $8.0 million in 1992 to $8.4 million in 1993. This increase was the result of the matters discussed above, primarily an increase in operating margin resulting from the higher levels of sales to residential and commercial heating customers and the decrease in interest charges. The effects of these factors were partially offset by the increase in other operating expenses and the decrease in other income (deductions), net.

  Net Income. Net income increased $3.3 million (25.8%) from $13.0 million for the year ended December 31, 1992, to $16.3 million for the year ended December 31, 1993. The increase in 1993 was the result of a $3.1 million increase in income from discontinued operations and the matters discussed above relating to continuing operations, primarily the increase in operating margin resulting from higher levels of sales to residential and commercial heating customers and the decrease in interest charges. The effects of these factors were partially offset by increases in other operating expenses and the decrease in other income (deductions), net.

  Dividends on PG&W Preferred Stock. Dividends on PG&W Preferred Stock increased $1.4 million (27.6%) from $5.1 million in 1992, to $6.5 million in 1993, as a result of the issuance by PG&W of 250,000 shares of its 9% Cumulative Preferred Stock, on August 18, 1992. No dividends on PG&W Preferred Stock have been allocated to the discontinued operations.

  Earnings Applicable to PG&W Common Stock. Earnings applicable to PG&W Common Stock increased $1.9 million (24.7%) from $7.9 million ($2.02 per share) for the year ended December 31, 1992, to $9.8 million ($2.36 per share) for the year ended December 31, 1993. The increased earnings in 1993 were the result of a $3.1 million increase in income from discontinued operations and the matters discussed above, primarily the increase in operating margin resulting from the higher levels of sales to residential and commercial heating customers, and the decrease in interest charges. The effects of these factors were partially offset by increases in other operating expenses and dividends on PG&W Preferred Stock and the decrease in other income (deductions), net.

  The earnings per share for the year ended December 31, 1993, increased 16.8%, compared to the similar period in 1992, as a result of the 24.7% increase in earnings applicable to common stock and despite the 6.9% increase in the weighted average number of shares outstanding during 1993, primarily because of PG&W's sale of 834,000 shares of PG&W Common Stock to PEI on October 27, 1993.

RATE MATTERS

  Rate Filings. See "PEI MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION--Rate Matters--Rate Filings."

  Effects of Inflation. See "PEI MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION--Rate Matters--Effects of Inflation."

LIQUIDITY AND CAPITAL RESOURCES

 Liquidity

  The primary capital needs of PG&W are its construction program and the seasonal funding of its gas purchases and increases in customer accounts receivable. PG&W's revenues are highly seasonal and weather-sensitive, with approximately 75% of its revenues being realized in the first and fourth quarters of the calendar year when the temperatures in its service area are the coldest.

  The cash flow from PG&W's operations is generally sufficient to fund a portion of its construction expenditures. However, to the extent external financing is required, it is the practice of PG&W to use bank borrowings to fund such expenditures, pending the periodic issuance of stock and long-term debt. Bank borrowings are also used by PG&W for the seasonal funding of its gas purchases and increases in customer accounts receivable.

  Because of limitations imposed by the terms of PG&W's Restated Articles of Incorporation, as amended, PG&W is prohibited, without the consent of the holders of a majority of the outstanding shares of its Preferred Stock, from issuing more than $12.0 million of unsecured debt due on demand or within one year from issuance. PG&W had $2.0 million of unsecured debt due on demand or within one year from issuance outstanding as of June 30, 1995.

  PG&W believes that it will be able to raise in a timely manner such funds as are required for its future construction expenditures, refinancings and other working capital requirements.

  Interim Financing Practices. See "PEI MANAGEMENT'S DISCUSSION AND ANALYSIS OF PEI'S RESULTS OF OPERATIONS AND FINANCIAL CONDITION--Liquidity and Capital Resources--Interim Financing Practices."

  Current Maturities of Long-Term Debt and Preferred Stock. See "PEI MANAGEMENT'S DISCUSSION AND ANALYSIS OF PEI'S RESULTS OF OPERATIONS AND FINANCIAL CONDITION--Liquidity and Capital Resources--Current Maturities of Long-Term Debt and Preferred Stock."

 Long-Term Debt and Capital Stock Financings

  PG&W periodically engages in long-term debt and capital stock financings in order to obtain funds required for construction expenditures, the refinancing of existing debt and various working capital purposes. Set forth below is a summary of such financings, exclusive of interim bank borrowings and debt issuances that are being assumed by PAWC in connection with the Sale of the Water Business, consummated by PG&W since the beginning of 1993.

  On October 27, 1993, PG&W issued to PEI 834,000 shares of PG&W Common Stock for aggregate net proceeds of $31.9 million. PG&W utilized such funds to repay bank borrowings. These borrowings had been incurred primarily to finance construction expenditures with respect to both the continuing and discontinued operations.

  On May 31, 1994, PG&W issued 500,000 shares of PG&W Common Stock to PEI for aggregate net proceeds of $20.0 million. PG&W used a portion of the proceeds it so received to redeem $15.0 million of its 9.50% Cumulative Preferred Stock and to fund the $534,375 premium in connection with such redemption. The remaining $4.5 million of proceeds were used by PG&W to repay a portion of its bank borrowings and for working capital purposes.

  On July 28, 1994, PEI implemented the Customer Plan, which provided the residential customers of PG&W with a method of purchasing newly-issued shares of PEI Common Stock at a 5% discount from the market price. PEI used proceeds from the issuance of shares through the Customer Plan to purchase PG&W Common Stock. During 1995 (through May 8) and 1994, PG&W realized $2.4 million and $1.7 million, respectively, from the issuance of PG&W Common Stock to PEI in connection with the Customer Plan. Effective May 9, 1995, PEI suspended the Customer Plan because of the significant reduction in capital requirements that will result from the Sale of the Water Business.

  Through PEI's DRIP, PEI Shareholders may reinvest cash dividends paid with respect to PEI Common Stock and/or make cash investments in PEI Common Stock. The DRIP was amended on May 5, 1994, to provide PEI Shareholders with a method of reinvesting cash dividends and making cash investments to purchase newly-issued shares of PEI Common Stock at a 5% discount from the market price. Prior to such amendment, cash dividends were reinvested at 100% of the market price in newly-issued shares and cash investments were used to purchase shares of PEI Common Stock on the open market. PEI uses the proceeds from the DRIP to purchase PG&W Common Stock. During the six-month period ended June 30, 1995, and during 1994, 1993 and 1992, PG&W realized $2.7 million, $1.8 million, $465,000 and $385,000, respectively, from the issuance of PG&W Common Stock to PEI in connection with the DRIP. Effective May 9, 1995, PEI suspended the cash investment feature of the DRIP and the 5% discount from the market price on the reinvestment of dividends under the DRIP because of the significant reduction in capital requirements that will result from the Sale of the Water Business.

  Construction Expenditures and Related Financing. See "PEI MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION-- Liquidity and Capital Resources--Construction Expenditures and Related Financing."

  Long-Lived Assets. See "PEI MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION--Liquidity and Capital Resources--Long-Lived Assets."

                 PG&W UNAUDITED PRO FORMA FINANCIAL STATEMENTS

  The following PG&W unaudited pro forma financial statements have been prepared based on PG&W's statements of income for the twelve months ended December 31, 1994, and PG&W's unaudited balance sheet as of June 30, 1995, and unaudited statement of income for the six months then ended, each as adjusted to reflect the Sale of the Water Business and, based on the Initial Cash Payment (as defined under "The Sale of the Water Business--Basic Terms of the Asset Purchase Agreement--Purchase Price") as of June 30, 1995, of $255.8 million, PG&W's use of the proceeds from the Sale of the Water Business of $200.5 million (after the payment of an estimated $55.3 million of federal and state income taxes on the sale). PG&W intends to use such proceeds, together with $780,000 of net tax benefits resulting from an estimated $8.3 million of transaction costs (which transaction costs include an $800,000 premium on the redemption of PG&W's 9.57% Series First Mortgage Bonds, as described below), and the $6.5 million premium over book value on the Sale of the Water Business, to (i) repay the Bridge Loan, for the purpose of redeeming the $50.0 million principal amount of PG&W's 9.57% Series First Mortgage Bonds, (ii) repurchase 225,000 shares of PG&W's 9% Cumulative Preferred Stock at an aggregate repurchase price of $24,300,000 (equivalent to $108.00 per share), which includes an aggregate repurchase premium of $1,800,000 (equivalent to $8.00 per share), (iii) repurchase 80,000 shares of PG&W's 4.10% Cumulative Preferred Stock at an aggregate repurchase price of $4,000,000 (equivalent to $50.00 per share), (iv) repay $33.2 million of PG&W's bank borrowings, (v) repurchase 2,035,000 shares of PG&W Common Stock from PEI at an aggregate repurchase price of $81,400,000 (equivalent to $40.00 per share), and (vi) pay an estimated $8.3 million of transaction costs (including an $800,000 premium on the redemption of PG&W's 9.57% Series First Mortgage Bonds). Pursuant to the terms of the applicable debt instruments of PG&W, PG&W will be able to consummate the transactions referred to in items (i), (iv) and (v) above either prior to or concurrently with the Closing. However, the repurchases referred to in items (ii) and (iii), which PG&W intends to consummate within the first three months after the Closing, involve voluntary sales to PG&W by the holders of these securities. Therefore, the number and price of securities purchased may vary depending on market conditions at the time of the repurchases.

  The unaudited pro forma financial statements also reflect (i) the redemption, primarily utilizing bank borrowings, of PG&W's 8% Series First Mortgage Bonds, of which (a) $3,325,000 principal amount of the 8% Series First Mortgage Bonds were redeemed on July 10, 1995, in connection with the Sale of the Water Business, at an aggregate redemption price of $3,336,305, which included an aggregate redemption premium of $11,305, and (b) $210,000 principal amount of the 8% Series First Mortgage Bonds were redeemed on each of June 1, 1994, and June 1, 1995, pursuant to annual sinking fund requirements of such bonds and (ii) the issuance, in connection with the Sale of the Water Business, of a $30.0 million common stock dividend by PG&W to PEI in the form of a $30.0 million 10.125% promissory note due June 15, 1999, as if such transactions had occurred at the beginning of the period of the respective financial statements.

  Additionally, the unaudited pro forma statement of income for the twelve months ended December 31, 1994, reflects (i) the redemption of 150,000 shares of PG&W's 8.90% Cumulative Preferred Stock at an aggregate redemption price of $15,445,500 (equivalent to $102.97 per share), which includes an aggregate redemption premium of $445,500 (equivalent to $2.97 per share), as if it had occurred at the beginning of the period (such shares, the proceeds from the issuance of which were used to provide capital for the Water Business, were redeemed on December 16, 1994, utilizing bank borrowings and would have been redeemed in connection with the Sale of the Water Business had such shares not been redeemed on December 16, 1994), and (ii) the redemption of 150,000 shares of PG&W's 9.50% Cumulative Preferred Stock at an aggregate redemption price of $15,534,375 (equivalent to $103.5625 per share), which includes an aggregate redemption premium of $534,375 (equivalent to $3.5625 per share), as if it had occurred at the beginning of the period (such shares were redeemed on May 31, 1994, utilizing proceeds from a $20 million term loan to PEI).

  The following PG&W unaudited pro forma statements of income reflect the results of PG&W's continuing operations as if the transactions described herein had occurred at the beginning of the respective periods. The PG&W unaudited pro forma balance sheet as of June 30, 1995, reflects the financial position of PG&W as if the transactions described herein had occurred on such date. Each of the PG&W unaudited pro forma statements of income and balance sheet include estimates of transaction costs which may differ from the costs ultimately incurred.

  These PG&W unaudited pro forma financial statements should be read in conjunction with PG&W's financial statements and the notes thereto included elsewhere in this Joint Proxy Statement.

  The PG&W unaudited pro forma financial statements have been included herein as required by the rules of the SEC and are provided for comparative purposes only. The PG&W unaudited pro forma financial statements do not purport to be indicative of the results which would have been obtained if the Sale of the Water Business had been effected on the date or dates indicated or which may be obtained in the future. No pro forma adjustment has been made to reflect any interest income that may be earned on the Initial Cash Payment.

                       PENNSYLVANIA GAS AND WATER COMPANY

                   UNAUDITED PRO FORMA STATEMENT OF INCOME
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                ADJUSTMENTS TO      PRO FORMA
                                    BEFORE SALE REFLECT SALE OF   AFTER SALE OF
                                     OF WATER        WATER            WATER
                                     BUSINESS    BUSINESS (1)       BUSINESS
                                    ----------- ---------------   -------------
                                      (IN THOUSANDS OF DOLLARS, EXCEPT PER
                                                 SHARE AMOUNTS)
OPERATING REVENUES.................  $ 167,992    $      --         $ 167,992
  Cost of gas......................     98,653           --            98,653
                                     ---------    ----------        ---------
OPERATING MARGIN...................     69,339           --            69,339
                                     ---------    ----------        ---------
OTHER OPERATING EXPENSES:
  Operation........................     22,652           --            22,652
  Maintenance......................      4,436           --             4,436
  Depreciation.....................      6,667           --             6,667
  Income taxes.....................      5,649          (211)(2)        5,438
  Taxes other than income taxes....     10,807           --            10,807
                                     ---------    ----------        ---------
      Total other operating
       expenses....................     50,211          (211)          50,000
                                     ---------    ----------        ---------
OPERATING INCOME...................     19,128           211           19,339
OTHER INCOME, NET..................         72           226 (3)          298
                                     ---------    ----------        ---------
INCOME BEFORE INTEREST CHARGES.....     19,200           437           19,637
                                     ---------    ----------        ---------
INTEREST CHARGES:
  Interest on long-term debt.......      8,914           485 (2)        9,399
  Other interest...................      1,005             8 (2)        1,013
  Allowance for borrowed funds used
   during construction.............        (21)          --               (21)
                                     ---------    ----------        ---------
      Total interest charges.......      9,898           493           10,391
                                     ---------    ----------        ---------
INCOME FROM CONTINUING OPERATIONS..      9,302           (56)           9,246
DIVIDENDS ON PREFERRED STOCK.......      4,639        (4,224)(4)          415
                                     ---------    ----------        ---------
INCOME FROM CONTINUING OPERATIONS
 APPLICABLE TO COMMON STOCK........  $   4,663    $    4,168        $   8,831
                                     =========    ==========        =========
COMMON STOCK
  Earnings per share of common
   stock from continuing
   operations:
    Before premium on redemption of
     preferred stock...............  $     .90                      $    2.80
    Premium on redemption of pre-
     ferred stock..................       (.19)                           -- (5)
                                     ---------                      ---------
    Earnings per share of common
     stock from continuing opera-
     tions.........................  $     .71                      $    2.80
                                     =========                      =========
  Weighted average number of shares
   outstanding.....................  5,189,108    (2,035,000)(6)    3,154,108
                                     =========    ==========        =========

- --------
See page 68 for an explanation of footnotes.

                      PENNSYLVANIA GAS AND WATER COMPANY

 NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME FOR THE TWELVE MONTHS ENDED
                               DECEMBER 31, 1994

(1) Adjustments reflect the Sale of the Water Business as if it had taken place at the beginning of the period.
(2) Represents the adjustments to interest on long-term debt and amortization of debt expense, and the related income tax effect, necessary to reflect the annual interest on indebtedness, including $15.4 million of bank borrowings utilized to redeem the $15.0 million principal amount of PG&W's 8.90% Cumulative Preferred Stock and $15.5 million of bank borrowings utilized to redeem the $15.0 million principal amount of PG&W's 9.50% Cumulative Preferred Stock, outstanding after (a) the application of proceeds from the Sale of the Water Business to (i) repay the Bridge Loan, the proceeds of which will be used to redeem the $50.0 million principal amount of PG&W's 9.57% Series First Mortgage Bonds and (ii) repay $33.2 million of PG&W's bank borrowings, (b) the redemption in connection with the Sale of the Water Business and pursuant to annual sinking fund requirements of the $3.7 million principal amount of PG&W's 8% Series First Mortgage Bonds outstanding as of January 1, 1994, and (c) the issuance of a $30.0 million common stock dividend by PG&W to PEI in the form of a $30.0 million 10.125% promissory note. The adjustments to interest on long-term debt may be summarized as follows:

                                                                 THOUSANDS OF
                                                                   DOLLARS
                                                                --------------
   Interest on long-term debt for the twelve months ended
    December 31, 1994:
     Allocated to continuing operations, as per accompanying
      statement of income.....................................         $ 8,914
     Allocated to discontinued operations.....................          12,309
                                                                       -------
                                                                        21,223
   Deduct:
     Interest on debt to be assumed by PAWC...................  $9,347
     Interest on debt to be redeemed or repaid in connection
      with Sale of the Water Business
       9.57% Series First Mortgage Bonds*.....................   4,785
       Bank borrowings........................................   1,752
       8% Series First Mortgage Bonds.........................     290 (16,174)
                                                                ------
   Add:
     Interest on PG&W's $30.0 million 10.125% promissory note.   3,038
     Interest on bank borrowings to reflect the redemption of
      $15.0 million principal of PG&W's 8.90% Cumulative
      Preferred Stock and the payment of a $445,500 premium in
      connection therewith as if it occurred at the beginning
      of the period instead of December 16, 1994..............     780
     Interest on bank borrowings to reflect the redemption of
      $15.0 million principal of PG&W's 9.50% Cumulative
      Preferred Stock and the payment of a $534,375 premium in
      connection therewith as if it occurred at the beginning
      of the period instead of May 31, 1994...................     341
     Interest on bank borrowings to reflect the redemption of
      PG&W's 8% Series First Mortgage Bonds as if it occurred
      at the beginning of the period..........................     191   4,350
                                                                ------ -------
   Pro forma interest on long-term debt, as per accompanying
    statement of income.......................................         $ 9,399
                                                                       =======

  * The Bridge Loan that PG&W intends to utilize for redemption of the 9.57% Series First Mortgage Bonds has not been reflected in this summary since it would have no effect on the net adjustment to interest on long-term debt.
(3) Represents elimination of the amortization of capital stock expense, net of the related tax effect, relative to PG&W's 9.50% Cumulative Preferred Stock ($90,000) and 8.90% Cumulative Preferred Stock ($136,000).
(4) Represents elimination of preferred stock dividends of (i) $2.0 million to reflect the repurchase of 225,000 shares of PG&W's 9% Cumulative Preferred Stock, (ii) $328,000 to reflect the repurchase of 80,000 shares of PG&W's 4.10% Cumulative Preferred Stock, (iii) $591,000 on the $15.0 million principal amount of PG&W's 9.50% Cumulative Preferred Stock from January 1, 1994 to May 31, 1994, the date of redemption of such stock and (iv) $1.3 million on the $15.0 million principal amount of PG&W's 8.90% Cumulative Preferred Stock from January 1, 1994 to December 16, 1994, the date of redemption of such stock.
(5) Reflects elimination of the premiums on the redemption of PG&W's 8.90% Cumulative Preferred Stock ($445,500) and PG&W's 9.50% Cumulative Preferred Stock ($534,375) from the calculation of the earnings per share of PG&W Common Stock.
(6) Represents the reduction in the number of shares of PG&W Common Stock outstanding resulting from the application of $81.4 million of proceeds from the Sale of the Water Business to repurchase 2,035,000 shares of PG&W Common Stock from PEI at an average price of $40.00 per share.

                       PENNSYLVANIA GAS AND WATER COMPANY

                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1995

                                                   ADJUSTMENTS TO    PRO FORMA
                                    BEFORE SALE OF REFLECT SALE OF AFTER SALE OF
                                        WATER           WATER          WATER
                                       BUSINESS     BUSINESS (1)     BUSINESS
                                    -------------- --------------- -------------
                                             (IN THOUSANDS OF DOLLARS,
                                              EXCEPT PER SHARE AMOUNTS)
OPERATING REVENUES................     $93,421         $  --          $93,421
  Cost of gas.....................      54,281            --           54,281
                                       -------         ------         -------
OPERATING MARGIN..................      39,140            --           39,140
                                       -------         ------         -------
OTHER OPERATING EXPENSES:
  Operation.......................      11,281            --           11,281
  Maintenance.....................       2,280            --            2,280
  Depreciation....................       3,576            --            3,576
  Income taxes....................       4,101            139(2)        4,240
  Taxes other than income taxes...       6,535            --            6,535
                                       -------         ------         -------
      Total other operating ex-
       penses.....................      27,773            139          27,912
                                       -------         ------         -------
OPERATING INCOME..................      11,367           (139)         11,228
OTHER INCOME, NET.................         172            --              172
                                       -------         ------         -------
INCOME BEFORE INTEREST CHARGES....      11,539           (139)         11,400
                                       -------         ------         -------
INTEREST CHARGES:
  Interest on long-term debt......       4,659           (323)(2)       4,336
  Other interest..................         687            (13)(2)         674
  Allowance for borrowed funds
   used during construction.......         (22)           --              (22)
                                       -------         ------         -------
      Total interest charges......       5,324           (336)          4,988
                                       -------         ------         -------
INCOME FROM CONTINUING OPERATIONS.       6,215            197           6,412
DIVIDENDS ON PREFERRED STOCK......       1,383         (1,177)(3)         206
                                       -------         ------         -------
INCOME FROM CONTINUING OPERATIONS
 APPLICABLE TO COMMON STOCK.......     $ 4,832         $1,374         $ 6,206
                                       =======         ======         =======

- --------
See page 70 for an explanation of footnotes.

                      PENNSYLVANIA GAS AND WATER COMPANY

               NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME
                    FOR THE SIX MONTHS ENDED JUNE 30, 1995

(1) Adjustments reflect the Sale of the Water Business as if it had taken place at the beginning of the period.
(2) Represents the adjustments to interest on long-term debt and amortization of debt expense, and the related income tax effect, necessary to reflect the interest on indebtedness outstanding during the period after (a) the application of proceeds from the Sale of Water Business to (i) repay the Bridge Loan, the proceeds of which will be used to redeem the $50.0 million principal amount of PG&W's 9.57% Series First Mortgage Bonds and
    (ii) repay $33.2 million of PG&W's bank borrowings, (b) the redemption in connection with the Sale of the Water Business and pursuant to annual sinking fund requirements of the $3.5 million principal amount of PG&W's 8% Series First Mortgage Bonds outstanding as of January 1, 1995, and (c) the issuance of a $30.0 million common stock dividend by PG&W to PEI in the form of a $30.0 million 10.125% promissory note. The adjustments to interest on long-term debt may be summarized as follows:

                                                          THOUSANDS OF DOLLARS
                                                          --------------------
   Interest on long-term debt for the six months ended
    June 30, 1995:
     Allocated to continuing operations, as per
      accompanying statement of income...................           $    4,659
     Allocated to discontinued operations................                6,434
                                                                    ----------
                                                                        11,093
   Deduct:
     Interest on debt to be assumed by PAWC.............. $   4,751
     Interest on debt to be redeemed or repaid in
      connection with Sale of the Water Business
       9.57% Series First Mortgage Bonds*................     2,393
       Bank borrowings...................................     1,109
       8% Series First Mortgage Bonds....................       140     (8,393)
                                                          ---------
   Add:
     Interest on PG&W's $30.0 million 10.125% promissory
      note...............................................     1,519
     Interest on bank borrowings to reflect the
      redemption of
      PG&W's 8% Series First Mortgage Bonds as if it
      occurred at the beginning of the period............       117      1,636
                                                          --------- ----------
   Pro forma interest on long-term debt, as per
    accompanying statement of income.....................           $    4,336
                                                                    ==========

 * The Bridge Loan that PG&W intends to utilize for redemption of the 9.57% Series First Mortgage Bonds has not been reflected in this summary since it would have no effect on the net adjustment to interest on long-term debt.
(3) Represents elimination of preferred stock dividends of (i) $1,013,000 to reflect the repurchase of 225,000 shares of PG&W's 9% Cumulative Preferred Stock and (ii) $164,000 to reflect the repurchase of 80,000 shares of PG&W's 4.10% Cumulative Preferred Stock.
(4) Represents the reduction in the number of shares of PG&W Common Stock outstanding resulting from the application of $81.4 million of the proceeds from the Sale of the Water Business to repurchase 2,035,000 shares of PG&W Common Stock from PEI at an average price of $40.00 per share.

                       PENNSYLVANIA GAS AND WATER COMPANY

             UNAUDITED PRO FORMA BALANCE SHEET AS OF JUNE 30, 1995

                                                 ADJUSTMENTS TO      PRO FORMA
                                  BEFORE SALE OF REFLECT SALE OF   AFTER SALE OF
                                      WATER           WATER            WATER
                                     BUSINESS     BUSINESS (1)       BUSINESS
                                  -------------- ---------------   -------------
                                           (IN THOUSANDS OF DOLLARS)
ASSETS
- ------
UTILITY PLANT:
  At original cost, less acqui-
   sition adjustments of
   $386,000.....................     $288,071       $     --         $288,071
  Accumulated depreciation......      (75,668)            --          (75,668)
                                     --------       ---------        --------
                                      212,403             --          212,403
                                     --------       ---------        --------
OTHER PROPERTY AND INVESTMENTS..        3,289             --            3,289
                                     --------       ---------        --------
CURRENT ASSETS:
  Cash..........................          234         255,845 (2a)
                                                      (55,315)(2c)
                                                     (200,530)(3)
                                                           60 (3h)
                                                          (36)(4)         258
  Accounts receivable--
    Customers...................       10,787             --           10,787
    Others......................          645             --              645
    Reserve for uncollectible
     accounts...................       (1,322)            --           (1,322)
  Accrued utility revenues......        1,390             --            1,390
  Materials and supplies, at av-
   erage cost...................        2,713             --            2,713
  Gas held by suppliers, at av-
   erage cost...................       12,838             --           12,838
  Natural gas transition costs
   collectible..................        4,342             --            4,342
  Prepaid expenses and other....        6,232             --            6,232
                                     --------       ---------        --------
                                       37,859              24          37,883
                                     --------       ---------        --------
DEFERRED CHARGES:
  Regulatory assets
   Deferred taxes collectible...       29,942             --           29,942
   Natural gas transition costs
    collectible.................        1,991             --            1,991
   Other........................        2,825             --            2,825
  Unamortized debt expense......        1,669            (215)(7)
                                                           (5)(7)       1,449
  Other.........................        3,218             --            3,218
                                     --------       ---------        --------
                                       39,645            (220)         39,425
                                     --------       ---------        --------
NET ASSETS OF DISCONTINUED OPER-
 ATIONS.........................      197,713        (197,713)(2e)        --
                                     --------       ---------        --------
TOTAL ASSETS....................     $490,909       $(197,909)       $293,000
                                     ========       =========        ========

- --------
See page 73 for an explanation of footnotes.

                       PENNSYLVANIA GAS AND WATER COMPANY

             UNAUDITED PRO FORMA BALANCE SHEET AS OF JUNE 30, 1995

                                                 ADJUSTMENTS TO      PRO FORMA
                                  BEFORE SALE OF REFLECT SALE OF   AFTER SALE OF
                                      WATER           WATER            WATER
                                     BUSINESS     BUSINESS (1)       BUSINESS
                                  -------------- ---------------   -------------
                                           (IN THOUSANDS OF DOLLARS)
CAPITALIZATION AND LIABILITIES
- ------------------------------
CAPITALIZATION:
  Common shareholder's invest-
   ment.........................     $214,369       $  (3,683)(2b)   $
                                                      (81,400)(3a)
                                                       (1,800)(3b)
                                                        4,000 (3c)
                                                           (6)(4)
                                                      (30,000)(5)
                                                         (722)(6)
                                                         (126)(7)
                                                           (3)(7)     100,629
  Preferred stock--
    Not subject to mandatory
     redemption, net............       33,615         (22,500)(3b)
                                                       (8,000)(3c)
                                                        1,247 (6)       4,362
    Subject to mandatory redemp-
     tion ......................        1,680              --           1,680
  Long-term debt................      108,000         (50,000)(3d)
                                                       30,000 (5)      88,000
                                     --------       ---------        --------
                                      357,664        (162,993)        194,671
                                     --------       ---------        --------
CURRENT LIABILITIES:
  Current portion of long-term
   debt and preferred stock
   subject to mandatory
   redemption...................       36,670         (33,200)(3e)
                                                       (3,325)(4)
                                                        3,300 (4)       3,445
  Note payable to bank..........        2,000             --            2,000
  Accounts payable--
    Suppliers...................       14,483             --           14,483
    Affiliates, net ............        1,541             --            1,541
  Deferred cost of gas and sup-
   plier refunds, net...........        9,056             --            9,056
  Accrued general business and
   realty taxes.................          779             --              779
  Accrued income taxes..........          946              (5)(4)
                                                         (525)(6)
                                                          (89)(7)
                                                           (2)(7)         325
  Accrued interest..............        2,974             --            2,974
  Accrued natural gas transition
   costs........................        2,158             --            2,158
  Other.........................        2,860           6,500 (2d)
                                                       (8,350)(3f)      1,010
                                     --------       ---------        --------
                                       73,467         (35,696)         37,771
                                     --------       ---------        --------
DEFERRED CREDITS:
  Deferred income taxes.........       46,747             780 (3g)     47,527
  Accrued natural gas transition
   costs........................        2,170             --            2,170
  Unamortized investment tax
   credits......................        5,024             --            5,024
  Operating reserves............        2,191             --            2,191
  Other.........................        3,646             --            3,646
                                     --------       ---------        --------
                                       59,778             780          60,558
                                     --------       ---------        --------
TOTAL CAPITALIZATION AND LIABIL-
 ITIES..........................     $490,909       $(197,909)       $293,000
                                     ========       =========        ========

- --------
See page 73 for an explanation of footnotes.

                      PENNSYLVANIA GAS AND WATER COMPANY

                  NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
                              AS OF JUNE 30, 1995

(1) Adjustments reflect the Sale of the Water Business as if it had taken place as of the date of the balance sheet.
(2) Represents (a) receipt of cash proceeds of $255.8 million from the Sale of the Water Business, (b) elimination from common shareholder's investment of the $3.7 million of estimated income from the Water Business during the balance of the phase-out period (from July 1 to the estimated closing date of December 31, 1995) that was reflected as of June 30, 1995, as an offset against the estimated loss on the Sale of the Water Business, (c) payment of the estimated federal and state income tax liability of $55.3 million on the Sale of the Water Business, (d) recording of the $6.5 million premium of the Purchase Price over the book value of the assets to be acquired by PAWC as a credit to other current liabilities, the account to which it was charged as of June 30, 1995, as an offset against the liability for the estimated expenses on the Sale of the Water Business and
    (e) elimination of the $197.7 million of net assets of the Water Business.
(3) Reflects the application of the proceeds from the Sale of the Water Business of $200.5 million, after the payment of the estimated federal and state income tax liability of $55.3 million on the sale, in the following manner: (a) the repurchase from PEI (for an aggregate consideration of $81.4 million) of 2,035,000 shares of PG&W Common Stock at an average price of $40.00 per share, (b) the repurchase (for an aggregate consideration of $24.3 million) of 225,000 shares of PG&W's 9% Cumulative Preferred Stock (having an aggregate book value of $22.5 million) at a price of $108.00 per share, which includes a premium of $8.00 per share ($1,800,000 in the aggregate), (c) the repurchase (for an aggregate consideration of $4.0 million) of 80,000 shares of PG&W's 4.10% Cumulative Preferred Stock (having an aggregate book value of $8.0 million) at a price of $50.00 per share, which reflects a $4.0 million aggregate ($50.00 per share) discount from book value, (d) the repayment of the Bridge Loan, the proceeds of which will be used to redeem the $50.0 million principal amount of PG&W's 9.57% Series First Mortgage Bonds, (e) repayment of $33.2 million of PG&W's bank borrowings, (f) payment of transaction costs of $8.3 million, which include an $800,000 premium on the redemption of the 9.57% Series First Mortgage Bonds, (g) recording of the $780,000 net tax benefit relative to transaction costs and the premium over book value on the Sale of the Water Business and (h) the addition of the remaining proceeds of $60,000 to PG&W's cash accounts.
(4) Reflects the redemption, utilizing $3,300,000 of bank borrowings and $36,305 of PG&W's cash, of $3,325,000 aggregate principal amount of PG&W's 8% Series First Mortgage Bonds which were redeemed on July 10, 1995, in connection with the Sale of the Water Business, at an aggregate redemption price of $3,336,305, which includes an aggregate redemption premium of $11,305 ($6,541 after related income tax benefits of $4,764).
(5) Reflects the issuance of a $30.0 million common stock dividend by PG&W to PEI in the form of a $30.0 million 10.125% promissory note in order to further reduce PG&W's common equity and thereby provide a more appropriate capital structure.
(6) Reflects the write-off of $1.2 million ($722,000 after related income tax benefits of $525,000) of issuance costs relative to the 225,000 shares of PG&W's 9% Cumulative Preferred Stock which PG&W intends to repurchase with proceeds from the Sale of the Water Business.
(7) Reflects the write-off of $215,000 ($126,000 after related income tax benefits of $89,000) of issuance costs relating to PG&W's 9.57% Series First Mortgage Bonds which PG&W intends to redeem with proceeds from the Sale of the Water Business, and $5,000 ($3,000 after related income tax benefits of $2,000) of issuance costs relating to PG&W's 8% Series First Mortgage Bonds which PG&W redeemed in connection with the Sale of the Water Business.

                      DESCRIPTION OF PROPERTY TO BE SOLD

  Pursuant to the Asset Purchase Agreement, PG&W will sell to PAWC (i) 36 active and standby reservoirs located in the counties of Luzerne, Lackawanna, Wayne and Susquehanna, Pennsylvania, together with certain buffer zones surrounding such reservoirs, (ii) 10 water treatment plants of which five (the Scranton Area, Chinchilla, Fallbrook, Brownell and Forest City Water Treatment Plants) are located in PG&W's Scranton Division, which comprises portions of the counties of Wayne, Susquehanna and Lackawanna, Pennsylvania and five (the Ceasetown, Watres, Hillside, Crystal Lake and Nesbitt Water Treatment Plants) are located in PG&W's Spring Brook Division, which comprises portions of the counties of Luzerne and Lackawanna, Pennsylvania, together with certain buffer zones surrounding such water treatment plants and (iii) 47 pumping stations, 45 storage tanks and 9 wells utilized in the Water Business, together, in the case of such facilities not located within the lands surrounding a reservoir or water treatment plant, a buffer zone of 50 feet from the perimeter of each pumping station, 100 feet from the perimeter of each tank and 500 feet from the perimeter of each well. In the aggregate, approximately 7,000 acres of watershed land is included in the foregoing.

                PRINCIPAL HOLDERS OF PEI AND PG&W COMMON STOCK
                           AND PG&W PREFERRED STOCK

  As of August 30, 1995, no person known to PEI owned beneficially more than 5% of the outstanding shares of PEI Common Stock. As of August 30, 1995, no person known to PG&W owned beneficially more than 5% of the outstanding shares of PG&W Preferred Stock. PEI is the owner of all of the outstanding shares of PG&W Common Stock.

                 SECURITY OWNERSHIP OF PEI AND PG&W MANAGEMENT

  The following table shows, as of August 30, 1995, the number and percent of the shares of PEI Common Stock and PG&W Preferred Stock owned directly or indirectly by each director and certain officers of PEI and PG&W required to be named in PEI's and PG&W's Annual Reports on Form 10-K and by all directors and officers of PG&W and PEI as a group, including those shares which persons have the right to acquire within 60 days of that date by the exercise of stock options (the members of the Board of Directors and officers of PG&W are the same as the members of the Board of Directors and officers of PEI):

                                       NAME OF            NUMBER        PERCENT
TITLE OF CLASS                     BENEFICIAL OWNER      OF SHARES      OF CLASS
- --------------                -------------------------- ---------      --------
PEI Common Stock............  Dean T. Casaday              16,403(1)         *
                              William D. Davis              3,271            *
                              Robert J. Keating             3,027(2)         *
                              John D. McCarthy              1,305(3)         *
                              Kenneth L. Pollock          160,454(4)(5)   2.79
                              Kenneth M. Pollock          112,711(5)(6)   1.96
                              James A. Ross                 1,250(7)         *
                              Ronald W. Simms              54,910(8)         *
                              John F. Kell, Jr.             7,678(9)         *
                              All directors and officers
                               as a group (17 persons)    274,919(10)     4.78
PG&W 9% Cumulative Preferred
 Stock......................  William D. Davis                500(11)      --
                              Robert J. Keating               100(12)      --
                              All directors and officers
                               as a group (17 persons)        715(13)      --

- --------
 *  Less than 1.0%.

 (1) Includes 9,000 shares that could be purchased within 60 days by Mr. Casaday under the Pennsylvania Enterprises Inc., 1992 Stock Option Plan.
 (2) Does not include 194 shares of Common Stock owned by Mr. Keating's wife. Mr. Keating disclaims beneficial ownership of this stock.
 (3) Includes 105 shares owned by Mrs. J. J. McCarthy, mother of Mr. McCarthy, for whom Mr. McCarthy has a power of attorney.
 (4) Includes 8,202 shares that Mr. Pollock owns jointly with his wife, 83,183 shares jointly with his son, Kenneth M. Pollock, 7,076 shares jointly with his daughter, 23,085 shares jointly with his son and daughter, and 8,441 as custodian for his grandchildren, 6,243 of which are for the children of Kenneth M. Pollock.
 (5) Shares held jointly by Mr. Kenneth L. Pollock and Mr. Kenneth M. Pollock, and by Mr. Kenneth L. Pollock for Mr. Kenneth M. Pollock's children are reported in the total shares for each of them but are reported one time, on an unduplicated basis, in the total shares owned by all directors and officers as a group. 160,654 shares are beneficially owned by Mr. Kenneth
     L. Pollock and Mr. Kenneth M. Pollock on an unduplicated basis.
 (6) Includes 83,183 shares held jointly with his father, Mr. Kenneth L. Pollock, 23,085 shares held jointly with his father and sister, and 6,243 shares held by his father as custodian for his children.
 (7) Does not include 300 shares owned by Mr. Ross' wife. Mr. Ross disclaims beneficial ownership of this stock. Includes 300 shares owned by a charitable foundation of which Mr. Ross is a trustee. Mr. Ross shares voting and investment power and disclaims beneficial ownership of such shares.
 (8) Includes 19,416 shares owned by Mr. Simms' wife.
 (9) Includes 3,500 shares that could be purchased within 60 days by Mr. Kell under the Pennsylvania Enterprises Inc., 1992 Stock Option Plan.
(10) Includes 30,000 shares that could be purchased within 60 days by officers under the Pennsylvania Enterprises Inc., 1992 Stock Option Plan. Also included are 8,906 shares which were allocated to the accounts of all officers under the Employees' Savings Plan at June 30, 1995 (including 1,174 shares in those shown for Mr. Casaday, 1,476 for Mr. Kell, and 646 for Kenneth L. Pollock). Does not include 52,081 shares of PEI Common Stock held by the Pennsylvania Enterprises Inc., Employees' Retirement Plan, as to which investment power is exercised by the Investment Committee (composed of Messrs. McCarthy and Ross) under the Plan. Messrs. McCarthy and Ross disclaim beneficial ownership of these shares.
(11) Mr. Davis is the owner of 2,000 PG&W Depositary Preferred Shares which represent 500 shares of PG&W's 9% Cumulative Preferred Stock.
(12) Mr. Keating is the owner of 400 PG&W Depositary Preferred Shares which represent 100 shares of PG&W's 9% Cumulative Preferred Stock. Does not include 100 PG&W Depositary Preferred Shares which represent 25 shares of PG&W's 9% Cumulative Preferred Stock owned by Mr. Keating's wife. Mr. Keating disclaims beneficial ownership of this stock.
(13) Does not include 100 shares of PG&W's 4.10% Cumulative Preferred Stock held by the Pennsylvania Enterprises Inc., Employees' Retirement Plan, as to which investment power is exercised by the Investment Committee under the Plan. Messrs. McCarthy and Ross disclaim beneficial ownership of these shares.

                INDEPENDENT PUBLIC ACCOUNTANTS OF PEI AND PG&W

  Representatives of Arthur Andersen LLP are expected to be present at the PEI Special Meeting and at the PG&W Special Meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by PEI Shareholders and PG&W Preferred Shareholders.

                          INCORPORATION BY REFERENCE

  This Joint Proxy Statement incorporates documents by reference which are not presented herein or delivered herewith. Incorporated by reference in this Joint Proxy Statement as of the date of filing, and subject in each case to information contained in this Joint Proxy Statement, are the following documents filed by PEI and PG&W with the SEC pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"):

    (i) PEI Annual Report on Form 10-K for the fiscal year ended December 31, 1994;

    (ii) PEI Quarterly Report on Form 10-Q for the quarter ended March 31,
  1995;

    (iii) PEI Quarterly Report on Form 10-Q for the quarter ended June 30,
  1995;

    (iv) PEI Current Report on Form 8-K dated May 10, 1995;

    (v) PEI Proxy Statement dated March 29, 1995 with respect to the 1995 Annual Meeting of PEI Shareholders;

    (vi) Registration Statement on Form 8-A dated May 10, 1995 with respect to PEI Common Stock Purchase Rights;

    (vii) PG&W Annual Report on Form 10-K for the fiscal year ended December 31, 1994;

    (viii) PG&W Quarterly Report on Form 10-Q for the quarter ended March 31, 1995; and

    (ix) PG&W Quarterly Report on Form 10-Q for the quarter ended June 30,
  1995.

  PEI will provide without charge to each person to whom this Joint Proxy Statement is delivered, upon the written or oral request of such person, a copy of any and all of the documents incorporated by reference herein (other than exhibits and schedules to such documents unless such exhibits or schedules are specifically incorporated by reference in such documents). Such request should be directed to Secretary, Pennsylvania Enterprises, Inc., Wilkes-Barre Center, 39 Public Square, Wilkes-Barre, Pennsylvania 18711-0601 (telephone (717) 829-8843). In order to ensure timely delivery of the
documents, requests should be made by       , 1995.

  All documents filed by PEI or PG&W pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Joint Proxy Statement and prior to October 11, 1995, shall be deemed to be incorporated by reference in this Joint Proxy Statement and to be a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be modified or superseded, for purposes of this Joint Proxy Statement, to the extent that a statement contained herein or in any subsequently filed document which is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Joint Proxy Statement.

                         INDEX TO FINANCIAL STATEMENTS

CONSOLIDATED FINANCIAL STATEMENTS OF PEI
  Report of Independent Public Accountants................................ F- 2
  Consolidated Financial Statements as of December 31, 1994 and 1993 and
   for Each of the Three Years in the Period Ended December 31, 1994...... F- 3
  Unaudited Consolidated Balance Sheet as of June 30, 1995, and Unaudited
   Statements of Consolidated Income and of Consolidated Cash Flows for
   Each of the Six-Month Periods Ended June 30, 1995 and 1994............. F-26
FINANCIAL STATEMENTS OF PG&W
  Report of Independent Public Accountants................................ F-36
  Financial Statements as of December 31, 1994 and 1993 and for Each of
   the Three Years in the Period Ended December 31, 1994.................. F-37
  Unaudited Balance Sheet as of June 30, 1995, and Unaudited Statements of
   Income and Cash Flows for Each of the Six-Month Periods Ended June 30,
   1995 and 1994.......................................................... F-59

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Pennsylvania Enterprises, Inc.:

  We have audited the accompanying consolidated balance sheets and consolidated statements of capitalization of Pennsylvania Enterprises, Inc. (a Pennsylvania corporation) and subsidiaries (the "Company") as of December 31, 1994 and 1993, and the related consolidated statements of income, common shareholders' investment, and cash flows for each of the three years in the period ended December 31, 1994. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pennsylvania Enterprises, Inc. and subsidiaries as of December 31, 1994 and 1993, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1994 in conformity with generally accepted accounting principles.

  As discussed in Notes 1 and 10, effective January 1, 1993, the Company changed its method of accounting for income taxes and postretirement benefits other than pensions pursuant to standards promulgated by the Financial Accounting Standards Board.

                                          ARTHUR ANDERSEN LLP

New York, N.Y.
April 26, 1995

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

                                                  YEAR ENDED DECEMBER 31,
                                               -------------------------------
                                                 1994*      1993*      1992*
                                               ---------  ---------  ---------
                                                  (THOUSANDS OF DOLLARS)
OPERATING REVENUES............................ $ 167,992  $ 153,325  $ 143,227
  Cost of gas.................................    98,653     86,557     77,720
                                               ---------  ---------  ---------
OPERATING MARGIN..............................    69,339     66,768     65,507
                                               ---------  ---------  ---------
OTHER OPERATING EXPENSES:
  Operation...................................    22,652     21,797     21,514
  Maintenance.................................     4,436      3,695      3,405
  Depreciation................................     6,667      6,388      6,087
  Income taxes................................     4,290      4,935      4,962
  Taxes other than income taxes...............    10,807     10,055      9,670
                                               ---------  ---------  ---------
    Total other operating expenses............    48,852     46,870     45,638
                                               ---------  ---------  ---------
OPERATING INCOME..............................    20,487     19,898     19,869
OTHER INCOME (DEDUCTIONS), NET (Note 4).......       258       (472)       (92)
                                               ---------  ---------  ---------
INCOME BEFORE INTEREST CHARGES................    20,745     19,426     19,777
                                               ---------  ---------  ---------
INTEREST CHARGES:
  Interest on long-term debt..................    12,591     11,636     10,481
  Other interest..............................     1,223      1,299      2,766
  Allowance for borrowed funds used during
   construction...............................       (21)       (47)       (83)
                                               ---------  ---------  ---------
    Total interest charges....................    13,793     12,888     13,164
                                               ---------  ---------  ---------
INCOME FROM CONTINUING OPERATIONS.............     6,952      6,538      6,613
INCOME FROM DISCONTINUED OPERATIONS
 (net of related income taxes of $6,850,000,
 $2,948,000 and $2,411,000, respectively).....    10,504      7,909      4,915
                                               ---------  ---------  ---------
INCOME BEFORE SUBSIDIARY'S PREFERRED STOCK
 DIVIDENDS....................................    17,456     14,447     11,528
SUBSIDIARY'S PREFERRED STOCK DIVIDENDS........     4,639      6,462      5,065
                                               ---------  ---------  ---------
NET INCOME.................................... $  12,817  $   7,985  $   6,463
                                               =========  =========  =========
COMMON STOCK:
  Earnings per share of common stock (Note 5):
   Continuing operations...................... $     .43  $     .02  $     .39
   Discontinued operations....................      1.92       1.80       1.22
                                               ---------  ---------  ---------
   Net income before premium on redemption of
    subsidiary's preferred stock..............      2.35       1.82       1.61
   Premium on redemption of subsidiary's pre-
    ferred stock..............................      (.18)       --         --
                                               ---------  ---------  ---------
   Earnings per share of common stock......... $    2.17  $    1.82  $    1.61
                                               =========  =========  =========
  Weighted average number of shares outstand-
   ing........................................ 5,456,568  4,394,953  4,011,098
                                               =========  =========  =========

- --------
* See Note 2 regarding discontinued operations and restatement of consolidated financial statements.

   The accompanying notes are an integral part of the consolidated financial statements.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                           DECEMBER 31,
                                                      ------------------------
                                                         1994*        1993*
                                                      -----------  -----------
                                                      (THOUSANDS OF DOLLARS)
ASSETS
UTILITY PLANT:
  At original cost less acquisition adjustments of
   $386,000.......................................... $   284,080  $   269,819
  Accumulated depreciation...........................     (74,408)     (70,954)
                                                      -----------  -----------
                                                          209,672      198,865
                                                      -----------  -----------
OTHER PROPERTY AND INVESTMENTS.......................       3,481        3,841
                                                      -----------  -----------
CURRENT ASSETS:
  Cash and cash equivalents..........................         330        2,749
  Restricted cash--common stock subscribed (Note 5)..       2,532          --
  Accounts receivable--
   Customers.........................................      16,883       15,773
   Others............................................       1,474        1,325
   Reserve for uncollectible accounts................        (937)        (817)
  Accrued utility revenues...........................       9,004       11,571
  Materials and supplies, at average cost............       2,797        2,379
  Gas held by suppliers, at average cost.............      20,025       26,650
  Deferred cost of gas and supplier refunds, net.....       8,475       12,752
  Prepaid expenses and other.........................       1,483        1,306
                                                      -----------  -----------
                                                           62,066       73,688
                                                      -----------  -----------
DEFERRED CHARGES:
  Regulatory Assets:
   Deferred taxes collectible........................      31,696       31,277
   Natural gas transition costs collectible (Note 3).       4,099          --
   Other.............................................       3,131        2,853
  Unamortized debt expense...........................       3,539        3,588
  Other..............................................       3,552        3,945
                                                      -----------  -----------
                                                           46,017       41,663
                                                      -----------  -----------
NET ASSETS OF DISCONTINUED OPERATIONS................     203,196      193,002
                                                      -----------  -----------
                                                      -----------  -----------
TOTAL ASSETS......................................... $   524,432  $   511,059
                                                      ===========  ===========

- --------
* See Note 2 regarding discontinued operations and restatement of consolidated financial statements.

   The accompanying notes are an integral part of the consolidated financial statements.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                             DECEMBER 31,
                                                        -----------------------
                                                           1994*       1993*
                                                        ----------- -----------
                                                        (THOUSANDS OF DOLLARS)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION (see accompanying statements):
  Common shareholders' investment (Notes 5 and 8)...... $   172,012 $   165,775
  Preferred stock of PG&W (Note 6)--
   Not subject to mandatory redemption, net............      33,615      33,615
   Subject to mandatory redemption.....................       1,760      31,840
  Long-term debt (Note 7)..............................     220,705     155,388
                                                        ----------- -----------
                                                            428,092     386,618
                                                        ----------- -----------
CURRENT LIABILITIES:
  Current portion of long-term debt and preferred stock
   subject to mandatory redemption (Notes 6, 7 and 9)..       3,290      31,135
  Notes payable to bank (Note 9).......................         --        2,000
  Accounts payable.....................................      17,781      23,286
  Accrued general business and realty taxes............       3,315       2,599
  Accrued income taxes.................................       3,136       4,954
  Accrued interest.....................................       2,850       2,790
  Accrued natural gas transition costs (Note 3)........       2,356         --
  Other................................................       2,398       1,528
                                                        ----------- -----------
                                                             35,126      68,292
                                                        ----------- -----------
DEFERRED CREDITS:
  Deferred income taxes................................      46,600      45,394
  Accrued natural gas transition costs (Note 3)........       3,250         --
  Unamortized investment tax credits...................       5,110       5,283
  Operating reserves...................................       2,383       1,863
  Other................................................       3,871       3,609
                                                        ----------- -----------
                                                             61,214      56,149
                                                        ----------- -----------
COMMITMENTS AND CONTINGENCIES (Notes 11 and 12)
TOTAL CAPITALIZATION AND LIABILITIES................... $   524,432 $   511,059
                                                        =========== ===========

- --------
* See Note 2 regarding discontinued operations and restatement of consolidated financial statements.

   The accompanying notes are an integral part of the consolidated financial statements.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                   YEAR ENDED DECEMBER 31,
                                                  ----------------------------
                                                   1994*     1993*     1992*
                                                  --------  --------  --------
                                                    (THOUSANDS OF DOLLARS)
CASH FLOW FROM OPERATING ACTIVITIES:
  Income from continuing operations, net of
   subsidiary's preferred stock dividends........ $  2,313  $     76  $  1,548
  Effects of noncash charges to income--
    Depreciation.................................    6,693     6,413     6,106
    Deferred income taxes, net...................      752    (2,472)      (43)
    Provisions for self insurance................    1,030     1,510       776
    Other, net...................................    3,074     2,418     2,702
  Changes in working capital, exclusive of cash
   and current portion of long-term debt--
    Receivables and accrued utility revenues.....    1,435    (2,099)   (1,633)
    Gas held by suppliers........................    6,625    (5,038)   (1,586)
    Accounts payable.............................   (4,375)   (1,233)    2,687
    Deferred cost of gas and supplier refunds,
     net.........................................    5,784   (13,307)  (11,429)
    Other current assets and liabilities, net....     (763)    1,187     2,095
  Other operating items, net.....................   (6,588)   (4,014)   (3,394)
                                                  --------  --------  --------
      Net cash provided (used) by continuing
       operations................................   15,980   (16,559)   (2,171)
  Net cash provided (used) by discontinued
   operations (Note 2)...........................      552      (837)  (34,264)
                                                  --------  --------  --------
      Net cash provided (used) by operating
       activities................................   16,532   (17,396)  (36,435)
                                                  --------  --------  --------
CASH FLOW FROM INVESTING ACTIVITIES:
  Additions to utility plant ....................  (16,960)  (14,011)  (12,391)
  Other, net.....................................    1,098       201       595
                                                  --------  --------  --------
      Net cash used for investing activities.....  (15,862)  (13,810)  (11,796)
                                                  --------  --------  --------
CASH FLOW FROM FINANCING ACTIVITIES:
  Issuance of common stock.......................    3,887    32,807    29,284
  Issuance of preferred stock of PG&W............      --        --     23,615
  Common stock subscribed, net (Note 5)..........    2,515       --        --
  Redemption of preferred stock of PG&W..........  (30,080)  (10,080)      (80)
  Dividends on common stock......................  (12,002)   (9,805)   (9,063)
  Issuance of long-term debt.....................   50,027    19,027    59,826
  Repayment of long-term debt....................  (31,055)  (30,678)   (6,664)
  Net increase (decrease) in bank borrowings.....   15,370    32,247   (45,167)
  Other, net.....................................   (1,751)     (626)   (3,184)
                                                  --------  --------  --------
      Net cash provided (used) for financing
       activities................................   (3,089)   32,892    48,567
                                                  --------  --------  --------
NET INCREASE (DECREASE) IN CASH AND CASH
 EQUIVALENTS.....................................   (2,419)    1,686       336
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR...    2,749     1,063       727
                                                  --------  --------  --------
CASH AND CASH EQUIVALENTS AT END OF YEAR......... $    330  $  2,749  $  1,063
                                                  ========  ========  ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION:
  Cash paid during the year for:
    Interest (net of amount capitalized)......... $ 24,622  $ 23,992  $ 19,180
                                                  ========  ========  ========
    Income taxes................................. $  7,460  $  6,931  $  3,815
                                                  ========  ========  ========

- --------
* See Note 2 regarding discontinued operations and restatement of consolidated financial statements.

   The accompanying notes are an integral part of the consolidated financial statements.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

                   CONSOLIDATED STATEMENTS OF CAPITALIZATION

                                                      DECEMBER 31,
                                              --------------------------------
                                                  1994*            1993*
                                              ---------------  ---------------
                                                 (THOUSANDS OF DOLLARS)
COMMON SHAREHOLDERS' INVESTMENT (Notes 5 and
 8):
Common stock, no par value (stated value $10
 per share)
  Authorized--15,000,000 shares
  Outstanding--5,553,915 shares and 5,414,007
   shares, respectively...................... $ 55,539         $ 54,140
Common stock subscribed......................    2,515              --
Additional paid-in capital...................   45,493           43,005
Retained earnings............................   68,465           68,630
                                              --------         --------
      Total common shareholders' investment..  172,012   40.2%  165,775   42.9%
                                              --------         --------
PREFERRED STOCK of PG&W, par value $100 per
 share
Authorized--997,500 shares (Note 6):
  Not subject to mandatory redemption, net--
    4.10% cumulative preferred, 100,000
     shares issued...........................   10,000           10,000
    9% cumulative preferred, 250,000 shares
     outstanding, net of issuance costs......   23,615           23,615
                                              --------         --------
      Total preferred stock not subject to
       mandatory redemption, net.............   33,615    7.8%   33,615   8.7%
                                              --------         --------
  Subject to mandatory redemption--
    5.75% cumulative preferred, 18,400 and
     19,200 shares outstanding, respectively.    1,840            1,920
    8.90% cumulative preferred, 150,000
     shares outstanding in 1993..............      --            15,000
    9.50% 1988 series cumulative preferred,
     150,000 shares outstanding in 1993......      --            15,000
    Less current redemption requirements.....      (80)             (80)
                                              --------         --------
      Total preferred stock subject to
       mandatory redemption..................    1,760    0.4%   31,840    8.2%
                                              --------         --------
LONG-TERM DEBT (Note 7):
First mortgage bonds.........................  108,535          108,745
Notes........................................  115,380           77,698
Less current maturities and sinking fund
 requirements................................   (3,210)         (31,055)
                                              --------         --------
      Total long-term debt...................  220,705   51.6%  155,388   40.2%
                                              --------  -----  --------  -----
TOTAL CAPITALIZATION......................... $428,092  100.0% $386,618  100.0%
                                              ========  =====  ========  =====

- --------
*See Note 2 regarding discontinued operations and restatement of consolidated financial statements.

   The accompanying notes are an integral part of the consolidated financial statements.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF COMMON SHAREHOLDERS' INVESTMENT

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                         COMMON   ADDITIONAL
                               COMMON    STOCK     PAID-IN   RETAINED
                                STOCK  SUBSCRIBED  CAPITAL   EARNINGS   TOTAL
                               ------- ---------- ---------- --------  --------
                                           (THOUSANDS OF DOLLARS)
Balance at December 31, 1991.  $27,417   $  --     $ 9,127   $ 73,421  $109,965
Net income for 1992..........      --       --         --       6,463     6,463
Issuance of common stock.....   13,898      --      13,914        --     27,812
Loss on sale of preferred
 stock of PG&W held in
 treasury....................      --       --         (18)       (15)      (33)
Cash dividends on common
 stock ($2.20 per share).....      --       --         --      (9,063)   (9,063)
                               -------   ------    -------   --------  --------
Balance at December 31, 1992.   41,315      --      23,023     70,806   135,144
Net income for 1993..........      --       --         --       7,985     7,985
Issuance of common stock.....   12,825      --      19,982        --     32,807
Premium on redemption of pre-
 ferred stock of PG&W........      --       --         --        (356)     (356)
Cash dividends on common
 stock ($2.20 per share).....      --       --         --      (9,805)   (9,805)
                               -------   ------    -------   --------  --------
Balance at December 31, 1993.   54,140      --      43,005     68,630   165,775
Net income for 1994..........      --       --         --      12,817    12,817
Issuance of common stock.....    1,399      --       2,488        --      3,887
Common stock subscribed, net
 (Note 5)....................      --     2,515        --         --      2,515
Premium on redemption of pre-
 ferred stock of PG&W........      --       --         --        (980)     (980)
Cash dividends on common
 stock ($2.20 per share).....      --       --         --     (12,002)  (12,002)
                               -------   ------    -------   --------  --------
Balance at December 31, 1994.  $55,539   $2,515    $45,493   $ 68,465  $172,012
                               =======   ======    =======   ========  ========


   The accompanying notes are an integral part of the consolidated financial statements.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Principles of Consolidation. The consolidated financial statements include the accounts of the Company and its subsidiaries: Pennsylvania Gas and Water Company, Pennsylvania Energy Resources, Inc. ("PERI"), Pennsylvania Energy Marketing Company ("PEM") and Theta Land Corporation. All material intercompany accounts have been eliminated in consolidation.

  Pennsylvania Gas and Water Company ("PG&W"), a wholly-owned subsidiary of Pennsylvania Enterprises, Inc., is a regulated public utility subject to the jurisdiction of the Pennsylvania Public Utility Commission ("PPUC") for rate and accounting purposes. The financial statements of PG&W that are incorporated in these consolidated financial statements have been prepared in accordance with generally accepted accounting principles, including the provisions of Financial Accounting Standards Board ("FASB") Statement 71, "Accounting for the Effects of Certain Types of Regulation," which give recognition to the rate and accounting practices of regulatory agencies such as the PPUC.

  The operations of PERI, PEM and Theta, which are summarized in Note 4 to these consolidated financial statements, are not significant to the operations of the Company and are reflected in the consolidated financial statements in "Other Income (deductions), Net."

  Utility Plant and Depreciation. Utility plant is stated at cost, which represents the original cost of construction, including payroll, administrative and general costs, an allowance for funds used during construction, and the plant acquisition adjustments. The plant acquisition adjustments represent the difference between the cost to PG&W of plant acquired as a system and the cost of such plant when first devoted to public service.

  The allowance for funds used during construction ("AFUDC") is defined as the net cost during the period of construction of borrowed funds used and a reasonable rate upon other funds when so used. Such allowance is charged to utility plant and reported as a reduction of interest expense (with respect to the cost of borrowed funds) in the accompanying consolidated statements of income. AFUDC varies according to changes in the level of construction work in progress and in the sources and costs of capital. The weighted average rate for such allowance was approximately 7% in 1994, 8% in 1993 and 7% in 1992.

  PG&W provides for depreciation on a straight-line basis. Exclusive of transportation and work equipment, the annual provision for depreciation, as related to the average depreciable original cost of utility plant, was 2.77% in 1994, 2.81% in 1993 and 2.77% in 1992, respectively.

  When depreciable property is retired, the original cost of such property is removed from the utility plant accounts and is charged, together with the cost of removal less salvage, to accumulated depreciation. No gain or loss is recognized in connection with retirements of depreciable property, other than in the case of significant involuntary conversions or extraordinary retirements.

  Revenues and Cost of Gas. PG&W bills its customers monthly based on estimated or actual meter readings on cycles that extend throughout the month. The estimated unbilled amounts from the most recent meter reading dates through the end of the period being reported on are recorded as accrued revenues.

  PG&W generally passes on to its customers increases or decreases in gas costs from those reflected in its tariff charges. In accordance with this procedure, PG&W defers any current under or over-recoveries of gas costs and collects or refunds such amounts in subsequent periods.

  Deferred Charges/Regulatory Assets. PG&W generally accounts for and reports its costs in accordance with the economic effect of rate actions by the PPUC. To this extent, certain costs are recorded as deferred

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES charges pending their recovery in rates. These amounts relate to previously-issued orders of the PPUC and are of a nature which, in the opinion of the Company, will be recoverable in future rates, based on such rate orders. In addition to deferred taxes collectible and natural gas transition costs collectible, the following deferred charges are included as "Other" regulatory assets:

                                                                  DECEMBER 31,
                                                                  -------------
                                                                   1994   1993
                                                                  ------ ------
   Computer software costs....................................... $1,006 $  325
   Early retirement plan charges.................................    756    802
   Corrosion control cost........................................    489    637
   Low income usage reduction program............................    441    494
   Other.........................................................    439    595
                                                                  ------ ------
     Total....................................................... $3,131 $2,853
                                                                  ====== ======

  The Company also records, as deferred charges, the direct financing costs incurred in connection with the issuance of long-term debt and redeemable preferred stock and equitably amortizes such amounts over the life of such securities.

  Cash and Cash Equivalents. For the purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments purchased, which generally have a maturity of three months or less, to be cash equivalents. Such instruments are carried at cost, which approximates market value.

  Income Taxes. Effective January 1, 1993, the Company adopted the provisions of FASB Statement 109, "Accounting for Income Taxes," which superseded previously issued income tax accounting standards. The adoption of FASB Statement 109 did not have a significant effect on PG&W's results of operations. In accordance with the provisions of FASB Statement 109, the Company recorded as of January 1, 1993, an additional deferred tax liability and an asset, representing the probable future rate recovery of the previously unrecorded deferred taxes, primarily relating to certain temporary differences in the basis of utility plant which had not previously been recorded because of the regulatory rate practices of the PPUC.

  The components of the Company's net deferred income tax liability as of December 31, 1994 and 1993, are shown below:

                                                          1994         1993
                                                       -----------  -----------
                                                       (THOUSANDS OF DOLLARS)
   Utility plant basis differences.................... $    49,638  $    48,171
   FERC Order 636 transition costs....................       1,371          --
   Alternative minimum tax............................      (2,213)      (2,176)
   Operating reserves.................................      (1,020)        (816)
   Other..............................................      (1,176)         215
                                                       -----------  -----------
     Net deferred income tax liability................ $    46,600  $    45,394
                                                       ===========  ===========

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

  The provision for income taxes consists of the following components:

                                                       1994     1993     1992
                                                      -------  -------  -------
                                                      (THOUSANDS OF DOLLARS)
   Included in operating expenses:
    Currently payable--
     Federal......................................... $ 1,654   $4,535  $ 3,197
     State...........................................   1,128    2,021    1,817
                                                      -------  -------  -------
       Total currently payable.......................   2,782    6,556    5,014
                                                      -------  -------  -------
    Deferred, net--
     Federal.........................................   1,785     (515)     592
     State...........................................    (105)    (934)    (472)
                                                      -------  -------  -------
       Total deferred, net...........................   1,680   (1,449)     120
                                                      -------  -------  -------
    Amortization of investment tax credits...........    (172)    (172)    (172)
                                                      -------  -------  -------
       Total included in operating expenses..........   4,290    4,935    4,962
                                                      -------  -------  -------
   Included in other income, net:
    Currently payable--
     Federal.........................................     345       93      153
     State...........................................     170       35       99
                                                      -------  -------  -------
       Total currently payable.......................     515      128      252
                                                      -------  -------  -------
    Deferred, net--
     Federal.........................................      10        7       53
     State...........................................      12        6        6
                                                      -------  -------  -------
       Total deferred, net...........................      22       13       59
                                                      -------  -------  -------
       Total included in other income, net...........     537      141      311
                                                      -------  -------  -------
       Total provision for income taxes.............. $ 4,827   $5,076  $ 5,273
                                                      =======  =======  =======

  The components of deferred income taxes, which are recorded consistent with the treatment allowed by the PPUC for ratemaking purposes, are as follows:

                                                      1994      1993     1992
                                                     -------  --------  -------
                                                     (THOUSANDS OF DOLLARS)
   Excess of tax depreciation over depreciation for
    accounting purposes............................  $ 1,197  $  1,023  $  913
   FERC Order 636 transition costs.................    1,371       --      --
   Take-or-pay costs, net..........................     (652)   (1,126)   (446)
   Other, net......................................     (214)   (1,333)   (288)
                                                     -------  --------  ------
       Total deferred taxes, net...................  $ 1,702  $ (1,436) $  179
                                                     =======  ========  ======
   Included in:
     Operating expenses............................  $ 1,680  $ (1,449) $  120
     Other income, net.............................       22        13      59
                                                     -------  --------  ------
       Total deferred taxes, net...................  $ 1,702  $ (1,436) $  179
                                                     =======  ========  ======

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

  The total provision for income taxes shown in the accompanying consolidated statements of income differs from the amount which would be computed by applying the statutory federal income tax rate to income before income taxes. The following table summarizes the major reasons for this difference:

                                                       1994     1993     1992
                                                      -------  -------  -------
                                                      (THOUSANDS OF DOLLARS)
   Income before income taxes.......................  $11,828  $11,687  $12,017
                                                      =======  =======  =======
   Tax expense at statutory federal income tax rate.  $ 4,140  $ 4,090  $ 4,086
   Increases (reductions) in taxes resulting from--
     State income taxes, net of federal income tax
      benefit.......................................      942      924    1,151
     Amortization of investment tax credits.........     (172)    (172)    (172)
     Other, net.....................................      (83)     234      208
                                                      -------  -------  -------
   Total provision for income taxes.................  $ 4,827  $ 5,076  $ 5,273
                                                      =======  =======  =======

(2) DISCONTINUED OPERATIONS

  On April 26, 1995, the Company and PG&W signed a definitive agreement (the "Agreement") with American Water Works Company, Inc. ("American") and Pennsylvania-American Water Company ("Pennsylvania-American"), a wholly-owned subsidiary of American, providing for the sale to Pennsylvania-American of substantially all of the assets, properties and rights of PG&W's water utility operations.

  Under the terms of the Agreement, Pennsylvania-American will pay approximately $409 million consisting of $254 million in cash and the assumption of $155 million of PG&W's liabilities, including $141 million of its long-term debt. This price is subject to adjustment for changes in the assets of PG&W's water utility operations and the liabilities to be assumed by Pennsylvania-American between December 31, 1994, and the date of closing, which currently is expected to take place in December, 1995. Until the closing, PG&W will continue to operate its water utility business.

  The sale price reflects a $6.5 million premium over the book value of the assets being sold. However, after transaction costs and the write-off of certain deferred regulatory assets and deferred credits, the sale will result in an estimated after tax loss of $5 to 8 million, net of the expected income from the water operations during the phase-out period to the date of closing (which has been assumed to be December 31, 1995). The sale will involve a gain for income tax purposes, primarily because of the accelerated depreciation that has been claimed by PG&W with respect to the water utility plant that is being sold. It is currently estimated that the income taxes payable on the sale, for which deferred income taxes have previously been provided, will be approximately $55 million.

  The net cash proceeds from the sale of approximately $201 million, after the payment of income taxes, will be used by the Company and PG&W to retire debt, to repurchase stock and for working capital for their continuing operations. After the sale, the principal assets of the Company and PG&W will consist of PG&W's gas utility operations and approximately 46,000 acres of land.

  The sale of PG&W's water utility operations to Pennsylvania-American is subject to approval by the PPUC, approval of the stockholders and certain debt holders of both the Company and PG&W, termination of the waiting period under federal antitrust laws, and various other regulatory approvals and certain other conditions.

  The accompanying consolidated financial statements reflect PG&W's water utility operations as "discontinued operations." Interest charges relating to indebtedness of PG&W have been allocated to the discontinued operations based on the relationship of the gross water utility plant that is being sold to the total of

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

PG&W's gross gas and water utility plant. This is the same method as has been utilized by PG&W and the PPUC in establishing the revenue requirements of both PG&W's gas and water utility operations. None of the dividends on PG&W's preferred stock nor any of the Company's interest expense has been allocated to the discontinued operations.

  Selected financial information with respect to the discontinued operations as of December 31, 1994 and 1993, and for the years ended December 31, 1994, 1993 and 1992 is set forth below:

                     NET ASSETS OF DISCONTINUED OPERATIONS

                                                         AS OF DECEMBER 31,
                                                       ------------------------
                                                          1994         1993
                                                       -----------  -----------
                                                       (THOUSANDS OF DOLLARS)
   Net utility plant.................................  $   359,399  $   348,025
   Current assets (primarily accounts receivable and
    accrued revenues)................................       12,141       11,865
   Deferred charges and other assets.................       31,103       33,460
                                                       -----------  -----------
   Total assets being acquired by Pennsylvania-Ameri-
    can..............................................      402,643      393,350
                                                       -----------  -----------
   Liabilities being assumed by Pennsylvania-American
     Long-term debt..................................      141,420      148,254
     Other...........................................       13,168       12,175
                                                       -----------  -----------
                                                           154,588      160,429
                                                       -----------  -----------
   Net assets being acquired by Pennsylvania-Ameri-
    can..............................................      248,055      232,921
   Estimated liability for income taxes on sale of
    discontinued operations..........................      (55,542)     (49,947)
   Other net assets of discontinued operations
    (written off as of March 31, 1995)...............       10,683       10,028
                                                       -----------  -----------
   Total net assets of discontinued operations.......  $   203,196  $   193,002
                                                       ===========  ===========

                      INCOME FROM DISCONTINUED OPERATIONS

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      1994     1993      1992
                                                     -------  -------  --------
                                                      (THOUSANDS OF DOLLARS)
   Operating revenues............................... $66,731  $53,363  $ 48,651
                                                     -------  -------  --------
   Operating expenses, excluding income taxes
     Depreciation...................................   7,672    5,911     4,769
     Other operating expenses.......................  29,005   27,140    26,495
                                                     -------  -------  --------
                                                      36,677   33,051    31,264
                                                     -------  -------  --------
   Operating income before income taxes.............  30,054   20,312    17,387
     Income taxes...................................   6,850    2,948     2,411
                                                     -------  -------  --------
   Operating income.................................  23,204   17,364    14,976
     Other income...................................      49       71       131
     Allocated interest charges..................... (12,749)  (9,526)  (10,192)
                                                     -------  -------  --------
   Income from discontinued operations.............. $10,504  $ 7,909  $  4,915
                                                     =======  =======  ========

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

              NET CASH PROVIDED (USED) BY DISCONTINUED OPERATIONS

                                                   YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                    1994      1993      1992
                                                   -------  --------  --------
                                                    (THOUSANDS OF DOLLARS)
   Income from discontinued operations............ $10,504  $  7,909  $  4,915
   Noncash charges (credits) to income:
     Depreciation.................................   7,672     5,911     4,774
     Deferred treatment plant costs, net..........     581    (3,560)     (756)
     Deferred income taxes........................   5,146     4,170     2,111
     Deferred water utility billings..............  (5,574)     (582)     (969)
    Changes in working capital, exclusive of cash
     and current portion of long-term debt........     353    (2,041)   (1,359)
    Additions to utility plant.................... (20,980)  (32,515)  (45,933)
    (Receipt) utilization of restricted funds.....   9,753    15,868   (27,994)
    Net increase (decrease) in long-term debt.....  (6,834)    1,640    29,292
    Other, net....................................     (69)    2,363     1,655
                                                   -------  --------  --------
   Net cash provided (used) for discontinued
    operations.................................... $   552  $   (837) $(34,264)
                                                   =======  ========  ========

(3) RATE MATTERS

  Annual Gas Cost Adjustment. Pursuant to the provisions of the Pennsylvania Public Utility Code, which require that the tariffs of gas distribution companies, such as PG&W, be adjusted on an annual basis to reflect changes in their purchased gas costs, the PPUC ordered PG&W to make the following changes during 1994, 1993 and 1992 to the gas costs contained in its gas tariff rates:

                                                 CHANGE IN
                                               RATE PER MCF      CALCULATED
                                               ------------- INCREASE (DECREASE)
   EFFECTIVE DATE                               FROM    TO    IN ANNUAL REVENUE
   --------------                              ------------- -------------------
   December 1, 1994...........................  $3.74  $3.68     $(1,800,000)
   December 1, 1993...........................   2.79   3.74      28,800,000
   December 1, 1992...........................   2.46   2.79       9,500,000

  The annual changes in gas rates on account of purchased gas costs have no effect on PG&W's earnings since the change in revenue is offset by a corresponding change in the cost of gas.

  Recovery of FERC Order 636 Transition Costs. On October 15, 1993, the PPUC adopted an annual purchased gas cost ("PGC") order (the "PGC Order") regarding recovery of Federal Energy Regulatory Commission ("FERC") Order 636 transition costs. The PGC Order stated that Gas Transition Costs are subject to recovery through the annual PGC rate filing. PG&W was billed a total of $1.1 million of Gas Transition Costs by its interstate pipelines over a nineteen-month period extending through March 31, 1995. Of this amount, $858,000 was recovered by PG&W over a twelve-month period ended January 31, 1995, through an increase in its PGC rate. PG&W will seek recovery of the remaining $252,000 of Gas Transition Costs in its annual PGC rate that is effective December 1, 1995.

  The PGC Order also indicated that while Non-Gas Transition Costs are not natural gas costs eligible for recovery under the PGC rate filing mechanism, such costs are subject to full recovery by local distribution companies through the filing of a tariff pursuant to either the existing surcharge or base rate provisions of the

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

Pennsylvania Public Utility Code. By Order of the PPUC entered August 26, 1994, PG&W began recovering the Non-Gas Transition Costs that it estimates it will ultimately be billed pursuant to FERC Order 636 through the billing of a surcharge to its customers effective September 12, 1994. It is currently estimated that $9.4 million of Non-Gas Transition Costs will be billed to PG&W, generally over a four-year period extending through the fourth quarter of 1997, of which $4.5 million had been billed to PG&W and $2.4 million had been recovered from its customers as of March 31, 1995. PG&W has recorded the estimated Non-Gas Transition Costs that remain to be billed to it and the amounts remaining to be recovered from its customers.

(4) OTHER INCOME (DEDUCTIONS), NET

  Other income (deductions), net was comprised of the following elements:

                                                       1994     1993     1992
                                                      -------  -------  -------
                                                      (THOUSANDS OF DOLLARS)
   Earnings of non-regulated subsidiaries...........  $   395  $   316  $   598
   Gain on sale of investment in joint venture, net
    of related income taxes.........................      268      --       --
   Gain on sale of land and other property, net of
    related income taxes............................      165       20      102
   Amortization of preferred stock issuance costs,
    net of related income tax benefits..............     (227)    (126)     (66)
   Holding company expenses, net of related income
    tax benefits....................................     (209)    (203)    (469)
   Premium on retirement/defeasance of debt.........      (40)     (81)    (127)
   Net interest expense with respect to proceeds
    from the issuance of debt held in a construction
    fund............................................      (91)    (330)     (10)
   Other............................................       (3)     (68)    (120)
                                                      -------  -------  -------
       Total........................................  $   258  $  (472) $   (92)
                                                      =======  =======  =======
   Summary financial data for non-regulated subsidi-
    aries:
     Revenues.......................................  $ 9,127  $ 6,574  $ 6,291
     Expenses.......................................    8,732    6,258    5,693
                                                      -------  -------  -------
     Net income.....................................  $   395  $   316  $   598
                                                      =======  =======  =======
       Total assets (including, $294,000, $817,000
        and $2.3 million, respectively, eliminated
        in consolidation)...........................  $ 1,753  $ 2,534  $ 4,370
                                                      =======  =======  =======

(5) COMMON STOCK

  Public Offerings. On January 30, 1992, the Company issued 1,370,847 shares of its common stock, without nominal or par value, with a stated value of $10 per share, for aggregate net proceeds of approximately $28.1 million. Additionally, on October 20, 1993, the Company issued 1,250,000 shares of its common stock, without nominal or par value, with a stated value of $10 per share, for aggregate net proceeds of $31.9 million.

  Customer Stock Purchase Plan. On July 28, 1994, the Company implemented a Customer Stock Purchase Plan (the "Customer Plan") which provides the residential customers of PG&W with a method of purchasing newly-issued shares of the Company's common stock at a 5% discount from the market price. On October 3, 1994, the Company issued 59,537 shares of its common stock for an aggregate consideration of $1.7 million with respect to payments received pursuant to the Customer Plan during the September, 1994, subscription period. Additionally, on January 3, 1995, the Company issued 45,360 shares of its common stock for an aggregate consideration of $1.2 million with respect to payments received pursuant to the Customer Plan during the December, 1994, subscription period. The payments so received during December are reflected under the captions "Restricted cash--common stock subscribed" and "Common shareholders' investment--Common stock subscribed" in these consolidated financial statements as of December 31, 1994.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

  Dividend Reinvestment and Stock Purchase Plan. Through the Company's Dividend Reinvestment and Stock Purchase Plan ("DRP"), holders of shares of the Company's common stock may reinvest cash dividends and/or make cash investments in the common stock of the Company. Under the DRP, 62,271 shares ($1.8 million), 15,988 shares ($465,000) and 14,129 shares ($385,000) of common stock were issued during 1994, 1993 and 1992, respectively. Additionally, on January 3, 1995, the Company issued 51,565 shares of its common stock for an aggregate consideration of $1.3 million with respect to cash investments made pursuant to the DRP during the fourth quarter of 1994. The investments made during the fourth quarter are reflected under the captions "Restricted cash--common stock subscribed" and "Common shareholders' investment--Common stock subscribed" in these consolidated financial statements as of December 31, 1994. The DRP was amended on May 5, 1994, to provide the Company's shareholders with a method of reinvesting cash dividends and making cash investments to purchase newly-issued shares of the Company's common stock at a 5% discount from the market price. Prior to such amendment, cash dividends were reinvested at 100% of the market price in newly-issued shares and cash investments were used to purchase shares of the Company's common stock on the open market.

  Employees' Savings Plan. Under the Company's Employees' Savings Plan (a section 401(k) plan) which became effective January 1, 1992, the Company issued an additional 18,100 shares ($540,000) in 1994, 16,478 shares ($481,000) in 1993 and 4,871 shares ($136,000) of common stock in 1992.

  Stock Option Plan. On June 3, 1992, the Company's shareholders approved the Pennsylvania Enterprises, Inc. 1992 Stock Option Plan (the "Plan"). Under the terms of the Plan, a total of 200,000 shares of authorized but unissued common stock are reserved and available for distribution to eligible employees. Stock options awarded under the Plan may be either Incentive Stock Options or Non-qualified Stock Options. On April 7, 1993, Non-qualified Stock Options to purchase 45,000 shares of common stock were issued to eligible employees at an exercise price of $30 per share (the fair market value of the common stock on such date). These options, which expire on April 6, 2003, could not be exercised prior to April 7, 1994. As of December 31, 1994, the options for 400 such shares had expired and the remaining 44,600 options remain outstanding. In addition, 155,000 additional shares of authorized but unissued common stock were reserved for distribution to eligible employees under the terms of the Plan as of such date.

  Shareholder Rights Plan. On April 26, 1995, the Company adopted a Shareholder Rights Plan under the terms of which each shareholder of record at the close of business on May 16, 1995, will receive a dividend distribution of one right ("Right" or "Rights") for each share of common stock held.

  Each Right will entitle shareholders to purchase from the Company one-half of a share of common stock. No less than two Rights, and only integral multiples of two Rights, may be exercised by holders of Rights at an exercise price of $100 per share of common stock (equivalent to $50 for each one-half share of common stock), subject to certain adjustments. The Rights will become exercisable only if a person or group acquires 15% or more of the Company's common stock, or commences a tender or exchange offer which, if consummated, would result in that person or group owning at least 15% of the common stock. Prior to that time, the Rights will not trade separately from the common stock.

  If a person or group acquires 15% or more of the Company's common stock, all other holders of Rights will then be entitled to purchase, by payment of the $100 exercise price upon the exercise of two Rights, the Company's common stock (or a common stock equivalent) with a value of twice the exercise price. In addition, at any time after a 15% position is acquired and prior to the acquisition by any person or group of 50% or more of the outstanding common stock, the Company's Board of Directors may, at its option, require each outstanding Right (other than Rights held by the acquiring person or group) to be exchanged for one share of common stock (or one common stock equivalent).

  If, following an acquisition of 15% or more of the Company's common stock, the Company is acquired by any person in a merger or other business combination transaction or sells more than 50% of its assets or earning

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES power to any person (other than the currently-pending sale of PG&W's water utility operations to Pennsylvania-American or, if such sale is not consummated, any other sale of PG&W's water utility operations, if and as approved by the Company's Board of Directors), all other holders of Rights will then be entitled to purchase, by payment of the $100 exercise price upon the exercise of two Rights, common stock of the acquiring company with a value of twice the exercise price.

  The Company may redeem the Rights at $.005 per Right at any time prior to the time that a person or group has acquired 15% or more of its common stock. The Rights, which expire on May 16, 2005, do not have voting or dividend rights and, until they become exercisable, have no dilutive effect on the earnings per share of the Company.

(6) PREFERRED STOCK

 Preferred Stock of PG&W Subject to Mandatory Redemption

  On December 23, 1993, PG&W redeemed 100,000 shares of its 9.50% 1988 series cumulative preferred stock at a price of $103.5625 per share (plus accrued dividends to the redemption date), which included a voluntary redemption premium of $3.5625 per share ($356,250 in the aggregate). On May 31, 1994, PG&W redeemed the remaining 150,000 outstanding shares of its 9.50% 1988 series cumulative preferred stock, $100 par value, at a price of $103.5625 per share, which included a voluntary redemption premium of $3.5625 per share ($534,375 in the aggregate), plus accrued dividends.

  On December 16, 1994, PG&W redeemed all 150,000 shares of its 8.90% cumulative preferred stock at a price of $102.97 per share, which included a voluntary redemption premium of $2.97 per share ($445,500 in the aggregate).

  The holders of the 5.75% cumulative preferred stock have a noncumulative right each year to tender to PG&W and to require it to purchase at a per share price not exceeding $100, up to (a) that number of shares of the 5.75% cumulative preferred stock which can be acquired for an aggregate purchase price of $80,000 less (b) the number of such shares which PG&W may already have purchased during the year at a per share price of not more than $100. Eight hundred such shares were acquired and cancelled by PG&W in each of the three years in the period ended December 31, 1994, for an aggregate purchase price in each year of $80,000.

  As of December 31, 1994, the sinking fund requirements relative to PG&W's 5.75% cumulative preferred stock (the only series of preferred stock subject to mandatory redemption that was outstanding as of such date) were $80,000 for each of the years 1995 through 1999.

  At PG&W's option, the 5.75% cumulative preferred stock may currently be redeemed at a price of $102.00 per share ($1,876,800 in the aggregate.)

 Preferred Stock of PG&W Not Subject to Mandatory Redemption

  On August 18, 1992, PG&W issued 250,000 shares of its 9% cumulative preferred stock, par value $100 per share, for aggregate net proceeds of approximately $23.6 million. The 9% cumulative preferred stock is not redeemable by PG&W prior to September 15, 1997. Thereafter, it is redeemable at the option of PG&W, in whole or in part, upon not less than 30 days' notice, at $100 per share plus accrued dividends to the date of redemption and at a premium of $8 per share if redeemed from September 15, 1997, to September 14, 1998, and a premium of $4 per share if redeemed from September 15, 1998, to September 14, 1999.

  At PG&W's option, the 4.10% cumulative preferred stock may currently be redeemed at a redemption price of $105.50 per share or for an aggregate redemption price of $10,550,000.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

 Dividend Information

  The dividends on the preferred stock of PG&W in each of the three years in the period ended December 31, 1994, were as follows:

   SERIES                                                 1994    1993    1992
   ------                                                ------- ------- -------
                                                         (THOUSANDS OF DOLLARS)
   4.10%................................................ $   410 $   410 $   409
   5.75%................................................     108     113     117
   8.90%................................................   1,280   1,335   1,335
   9.00%................................................   2,250   2,250     829
   9.50% 1988 series....................................     591   2,354   2,375
                                                         ------- ------- -------
     Total.............................................. $ 4,639 $ 6,462 $ 5,065
                                                         ======= ======= =======

  Dividends on all series of PG&W's preferred stock are cumulative, and if dividends in an amount equivalent to four full quarterly dividends on all shares of preferred stock then outstanding are in default and until all such dividends have been paid, the holders of the preferred stock, voting separately as one class, shall be entitled to elect a majority of the Board of Directors of PG&W. Additionally, PG&W may not declare dividends on its common stock if any dividends on shares of preferred stock then outstanding are in default.

(7) LONG-TERM DEBT

  Long-term debt consisted of the following components at December 31, 1994 and 1993:

                                                         1994         1993
                                                      -----------  -----------
                                                      (THOUSANDS OF DOLLARS)
   Indebtedness of the Company:
     10.125% senior notes, due 1999, net of
      unamortized discount........................... $    29,880  $    29,853
     Term loan, due 1999.............................      20,000          --
                                                      -----------  -----------
                                                           49,880       29,853
                                                      -----------  -----------
   Indebtedness of PG&W:
     First mortgage bonds--
      8    % Series, due 1997........................       3,535        3,745
      8.375% Series, due 2002........................      30,000       30,000
      9.23 % Series, due 1999........................      10,000       10,000
      9.34 % Series, due 2019........................      15,000       15,000
      9.57 % Series, due 1996........................      50,000       50,000
                                                      -----------  -----------
                                                          108,535      108,745
                                                      -----------  -----------
     Notes--
      1%, due 1994 (Small Business Administration)...         --           845
      Bank borrowings, at weighted average interest
       rates of 5.28% and 4.31%, respectively (Note
       9)............................................      65,500       47,000
                                                      -----------  -----------
                                                           65,500       47,845
                                                      -----------  -----------
   Less current maturities and sinking fund
    requirements.....................................      (3,210)     (31,055)
                                                      -----------  -----------
     Total long-term debt of PG&W....................     170,825      125,535
                                                      -----------  -----------
     Total consolidated long-term debt............... $   220,705  $   155,388
                                                      ===========  ===========

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

  Term Loan Agreement. On May 31, 1994, the Company borrowed $20.0 million pursuant to a five-year term loan agreement (the "Term Loan Agreement"), which loan matures on May 31, 1999. Borrowings under the Term Loan Agreement bear interest at LIBOR ("London Interbank Offered Rates") plus one-half of one percent (6.5625% as of April 26, 1995). Under the terms of the Term Loan Agreement, the Company can choose interest rate periods of one, two, three or six months. The Company utilized the proceeds from such loan to purchase $20.0 million of PG&W common stock. PG&W used a portion of the proceeds it so received to redeem $15.0 million of its 9.50% cumulative preferred stock and to fund the $534,375 premium in connection with such redemption. The remaining $4.5 million of proceeds were used by PG&W to repay a portion of its bank borrowings and for working capital purposes.

 Maturities and Sinking Fund Requirements. As of December 31, 1994, the aggregate annual maturities and sinking fund requirements of long-term debt for each of the next five years ending December 31, were:

        YEAR                                                        AMOUNT
        ----                                                     ------------
        1995.................................................... $  3,210,000
        1996.................................................... $112,710,000(a)
        1997.................................................... $  3,115,000
        1998.................................................... $        --
        1999.................................................... $ 60,000,000(b)

- --------
(a) Includes $62.5 million of PG&W bank borrowings outstanding as of December 31, 1994, due May 31, 1996, and PG&W's 9.57% Series First Mortgage Bonds in the principal amount of $50.0 million due September 1, 1996.
(b) Includes the $20.0 million of borrowings outstanding as of December 31, 1994 under the Company's Term Loan Agreement due May 31, 1999, the Company's 10.125% Senior Notes in the principal amount of $30.0 million due June 15, 1999, and PG&W's 9.23% Series First Mortgage Bonds in the principal amount of $10.0 million due September 1, 1999.

(8) DIVIDEND RESTRICTIONS

  There are no dividend restrictions in the Restated Articles of Incorporation of the Company. However, the preferred stock provisions of PG&W's Restated Articles of Incorporation and certain of the agreements under which the Company and PG&W have issued long-term debt provide for certain dividend restrictions. As of December 31, 1994, $37,357,000 of the consolidated retained earnings of the Company were restricted against the payment of cash dividends on common stock under the most restrictive of these covenants.

(9) BANK NOTES PAYABLE

  PG&W has entered into a revolving bank credit agreement (the "Credit Agreement") with a group of six banks under the terms of which $60.0 million is available for borrowing by PG&W. The Credit Agreement terminates on May 31, 1996, at which time any borrowings outstanding thereunder are due and payable. The interest rate on borrowings under the Credit Agreement is generally less than prime. The Credit Agreement also requires the payment of a commitment fee of .195% per annum on the average daily amount of the unused portion of the available funds. As of April 26, 1995, $29.0 million of borrowings were outstanding under the Credit Agreement. PG&W currently has three additional bank lines of credit with an aggregate borrowing capacity of $7.5 million which provide for borrowings at interest rates generally less than prime. Borrowings outstanding under two of these bank lines of credit with borrowing capacities of $2.0 million and $3.0 million mature on May 31, 1995, and June 30, 1995, respectively. Borrowings outstanding under the third bank line of credit with a borrowing capacity of $2.5 million mature on May 31, 1996. As of April 26, 1995, PG&W had $5.2 million of borrowings outstanding under these additional bank lines of credit. The commitment fees paid by

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

PG&W with respect to its revolving bank credit agreements totaled $97,000 in 1994, $113,000 in 1993 and $152,000 in 1992.

  Because of limitations imposed by the terms of PG&W's preferred stock, PG&W is prohibited, without the consent of the holders of a majority of the outstanding shares of its preferred stock, from issuing more than $12.0 million of unsecured debt due on demand or within one year from issuance. PG&W had no unsecured debt due on demand or within one year from issuance outstanding as of December 31, 1994.

  Information relating to PG&W's bank lines of credit and borrowings under those lines of credit is set forth below:

                                                        AS OF DECEMBER 31,
                                                      -------------------------
                                                       1994     1993     1992
                                                      -------  -------  -------
                                                      (THOUSANDS OF DOLLARS)
   Borrowings under lines of credit
     Short-term...................................... $   --   $ 2,000  $   --
     Long-term.......................................  65,500   47,000   17,000
                                                      -------  -------  -------
                                                      $65,500  $49,000  $17,000
                                                      =======  =======  =======
   Unused lines of credit
     Short-term...................................... $   --   $ 5,000  $   --
     Long-term.......................................   2,000   13,000   28,000
                                                      -------  -------  -------
                                                      $ 2,000  $18,000  $28,000
                                                      =======  =======  =======
   Total lines of credit
     Prime rate...................................... $   --   $ 2,000  $45,000
     Other than prime rate...........................  67,500   65,000      --
                                                      -------  -------  -------
                                                      $67,500  $67,000  $45,000
                                                      =======  =======  =======
   Short-term bank borrowings (a)
     Maximum amount outstanding...................... $ 5,692  $ 5,666  $   --
     Daily average amount outstanding................ $   441  $   637  $   --
     Weighted daily average interest rate............   3.984%   4.046%     --
     Weighted average interest rate at year-end......     --     4.208%     --
     Range of interest rates.........................   3.700-   3.750-     --
                                                        6.000%   6.000%     --

- --------
(a) PG&W did not incur any short-term bank borrowings during the year ended December 31, 1992, and had no short-term bank borrowings outstanding as of December 31, 1992, or December 31, 1994.

(10) POSTEMPLOYMENT BENEFITS

 Pension Benefits

  The Company's retirement plan is a trusteed, noncontributory, defined benefit pension plan which covers substantially all employees. Pension benefits are based on years of service and average final salary. The Company's funding policy is to contribute an amount necessary to provide for benefits based on service to date, as well as for benefits expected to be earned in the future by current participants. To the extent that the present value of these obligations is fully covered by assets in the trust, a contribution may not be made for a particular year.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

  Under the terms of the Agreement regarding the sale of PG&W's water utility operations, Pennsylvania-American will assume the accumulated benefit obligations relating to employees of PG&W who accept employment with Pennsylvania-American (the "Transferred Employees") and plan assets in an amount equal to the actuarial present value of accumulated plan benefits relative to the Transferred Employees will be transferred to the American pension plan. Since the Transferred Employees have not yet been specifically identified, it is not currently possible to calculate either the accumulated benefit obligations or the amount of plan assets relating to the discontinued operations. The Company will recognize both a settlement gain and a gain on curtailment of the pension plan, which are currently estimated to total $3.2 million ($1.9 million net of related income taxes), primarily because of the elimination of projected salary increases relative to the Transferred Employees.

  Net pension costs, including amounts capitalized and related to discontinued operations, were $562,000, $443,000 and $333,000 in 1994, 1993 and 1992, respectively. The following items were the components of such net pension costs:

                                                     1994     1993     1992
                                                    -------  -------  -------
                                                    (THOUSANDS OF DOLLARS)
   Present value of benefits earned during the
    year........................................... $   999  $   854  $   789
   Interest cost on projected benefit obligations..   2,545    2,402    2,262
   Return on plan assets...........................     973   (3,127)  (2,646)
   Net amortization and deferral...................    (101)     (97)     (93)
   Deferral of investment (loss) gain..............  (3,854)     411       21
                                                    -------  -------  -------
     Net pension cost.............................. $   562  $   443  $   333
                                                    =======  =======  =======

  The funded status of the plan as of December 31, 1994 and 1993, was as follows:

                                                          1994         1993
                                                     -----------  -----------
                                                     (THOUSANDS OF DOLLARS)
   Actuarial present value of the projected benefit
    obligations:
    Accumulated benefit obligations:
     Vested........................................  $    21,592  $    24,265
     Nonvested.....................................           77          125
                                                     -----------  -----------
       Total.......................................       21,669       24,390
    Provision for future salary increases..........        7,565        9,769
                                                     -----------  -----------
    Projected benefit obligations..................       29,234       34,159
   Market value of plan assets, primarily invested
    in equities and bonds..........................       30,457       32,471
                                                     -----------  -----------
   Plan assets in excess of (less than) projected
    benefit obligations............................        1,223       (1,688)
   Unrecognized net transition asset as of January
    1, 1986, being amortized over 20 years.........       (2,528)      (2,758)
   Unrecognized prior service costs................        2,150        2,279
   Unrecognized net (gain) loss....................       (1,644)       1,710
                                                     -----------  -----------
   Accrued pension cost at year-end................  $      (799) $      (457)
                                                       ===========  ===========

  The discount rate used to determine the actuarial present value of the projected benefit obligations was 8 3/4% in 1994 and 8% in both 1993 and 1992. An expected long-term rate of return on plan assets of 9% and a 5 1/2% projected increase in future compensation levels were assumed in determining the net pension cost for 1994, 1993 and 1992.

 Other Postretirement Benefits

  In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all of the Company's employees may become eligible for those benefits if they

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES reach retirement age while working for the Company. Prior to January 1, 1993, the cost of retiree health care and life insurance, which totaled $870,000 in 1992, was expensed as the premiums were paid under insurance contracts.

  Effective January 1, 1993, the Company adopted the provisions of FASB Statement 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The provisions of FASB Statement 106 require that the Company record the cost of retiree health care and life insurance benefits as a liability over the employees' active service periods instead of on a benefits-paid basis, as was the Company's prior practice.

  Under the terms of the Agreement regarding the sale of PG&W's water utility operations, Pennsylvania-American will assume the accumulated benefit obligation relating to employees of PG&W who accept employment with Pennsylvania-American (the "Transferred Employees") and also certain retired employees, and the plan assets will be transferred to trusts established by Pennsylvania-American since such assets relate solely to the discontinued operations. Because the Transferred Employees and retirees for whom Pennsylvania-American will assume the obligation for postretirement benefits other than pensions have not yet been specifically identified, it is not currently possible to calculate the accumulated benefit obligation relative to the discontinued operations. However, the Company does not expect to recognize either a gain or a loss relative to the transfer of such obligations.

  The following items were the components of the net cost of postretirement benefits other than pensions for the years 1994 and 1993:

                                                          1994         1993
                                                       -----------  -----------
                                                       (THOUSANDS OF DOLLARS)
   Present value of benefits earned during the year..  $       269  $       226
   Interest cost on accumulated benefit obligation...          967          967
   Return on plan assets.............................           (6)         --
   Net amortization and deferral.....................          654          617
                                                       -----------  -----------
   Net cost of postretirement benefits other than
    pensions.........................................        1,884        1,810
   Less disbursements for benefits...................         (987)        (983)
                                                       -----------  -----------
   Increase in liability for postretirement benefits
    other than pensions..............................  $       897  $       827
                                                       ===========  ===========

  Reconciliations of the accumulated benefit obligation to the accrued liability for postretirement benefits other than pensions as of December 31, 1994 and 1993, follow:

                                                          1994         1993
                                                       -----------  -----------
                                                       (THOUSANDS OF DOLLARS)
   Accumulated benefit obligation:
     Retirees........................................  $     9,021  $    10,149
     Fully eligible active employees.................        1,628        1,735
     Other active employees..........................        1,305        1,222
                                                       -----------  -----------
                                                            11,954       13,106
   Plan assets at fair value.........................          839          --
                                                       -----------  -----------
   Accumulated benefit obligation in excess of plan
    assets...........................................       11,115       13,106
   Unrecognized transition obligation being amortized
    over 20 years....................................      (11,108)     (11,725)
   Unrecognized net gain (loss)......................          885         (554)
                                                       -----------  -----------
   Accrued liability for postretirement benefits
    other than pensions..............................  $       892  $       827
                                                       ===========  ===========

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

  The assumptions used to calculate the costs to be accrued by the Company under FASB Statement 106 included discount rates of 8 3/4% and 8% in 1994 and 1993, respectively, and a 5 1/2% projected annual increase in future compensation levels. It was also assumed that the per capita cost of covered health care benefits would increase at an annual rate of 10 1/2% in 1994 and that this rate would decrease gradually to 5 1/2% for the year 2003 and remain at that level thereafter. The health care cost trend rate assumption had a significant effect on the amounts accrued. To illustrate, increasing the assumed health care cost trend rate by 1 percentage point in each year would increase the transition obligation as of January 1, 1994, by approximately $778,000 and the aggregate of the service and interest cost components of the net cost of postretirement benefits other than pensions for the year 1994 by approximately $64,000.

  Because PG&W has not sought to increase its base gas rates since January 1, 1993, it has not recorded a regulatory asset relative to the costs incurred pursuant to FASB Statement 106. The $447,000 ($256,000 net of related income taxes) and $407,000 ($232,000 net of related income taxes) of additional cost incurred in 1994 and 1993, respectively, as a result of the adoption of the provisions of FASB Statement 106 were expensed without any adjustment in its gas rates.

 Other Postemployment Benefits

  In December, 1992, FASB Statement 112, "Employers' Accounting for Postemployment Benefits," was issued. The provisions of this statement require the recording of a liability for postemployment benefits (such as disability benefits, including workers' compensation, salary continuation and the continuation of benefits such as health care and life insurance) provided to former or inactive employees, their beneficiaries and covered dependents. The Company consistently recorded liabilities for benefits of this nature prior to the effectiveness of FASB Statement 112 and, as a result, the provisions of FASB Statement 112, which the Company adopted effective January 1, 1994, did not have a material impact on its financial position or results of operations.

(11) CONSTRUCTION EXPENDITURES

  PG&W estimates the cost of its 1995 construction program will be $24.8 million. It is anticipated that such expenditures will be financed with internally generated funds and bank borrowings, pending the periodic issuance of stock and long-term debt.

(12) COMMITMENTS AND CONTINGENCIES

 Valve Maintenance

  On November 16, 1993, the PPUC staff issued an Emergency Order, subsequently ratified by the PPUC (the "Emergency Order"), requiring PG&W to survey its gas distribution system to verify the location and spacing of its gas shut off valves, to add or repair valves where needed and to establish programs for the periodic inspection and maintenance of all such valves and the verification of all gas service line information. On March 31, 1995, the PPUC adopted an Order approving a plan submitted by PG&W for complying with the Emergency Order. PG&W does not believe that compliance with the terms of such Order will have a material adverse effect on its financial position or results of operations.

 Environmental Matters

  PG&W, like many gas distribution companies, once utilized manufactured gas plants in connection with providing gas service to its customers. None of these plants has been in operation since 1960, and several of the plant sites are no longer owned by PG&W. Pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), PG&W filed notices with the United States Environmental Protection Agency (the "EPA") with respect to the former plant sites. None of the sites is or

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES was formerly on the proposed or final National Priorities List. The EPA has conducted site inspections and made preliminary assessments of each site and has concluded that no further remedial action is planned. While this conclusion does not constitute a legal prohibition against further regulatory action under CERCLA or other applicable federal or state law, the Company does not believe that additional costs, if any, related to these manufactured gas plant sites would be material to its financial position or results of operations since environmental remediation costs generally are recoverable through rates over a period of time.

(13) QUARTERLY FINANCIAL DATA (UNAUDITED)

                                              QUARTER ENDED
                            -----------------------------------------------------------
                            MARCH 31,     JUNE 30,       SEPTEMBER 30,    DECEMBER 31,
                               1994         1994              1994            1994
                            ------------  ------------   --------------   -------------
                            (THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
Operating revenues........        $80,233      $26,568           $14,356         $46,835
Operating income..........         10,884        2,047               339           7,217
Income (loss) from contin-
 uing operations..........          6,469       (2,260)           (4,108)          2,212
Income from discontinued
 operations...............          2,079        2,675             2,985           2,765
Net income (loss).........          8,548          415            (1,123)          4,977
Earnings (loss) per share
 of common stock:
  Continuing operations...           1.20         (.41)             (.76)            .40
  Discontinued operations.            .38          .49               .55             .50
  Net income (loss) before
   premium on redemption
   of subsidiary's
   preferred stock........           1.58          .08              (.21)            .90
  Premium on redemption of
   subsidiary's preferred
   stock..................            --          (.10)              --             (.08)
  Earnings (loss) per
   share of common stock..           1.58         (.02)             (.21)            .82
                                              QUARTER ENDED
                            -----------------------------------------------------------
                            MARCH 31,     JUNE 30,       SEPTEMBER 30,    DECEMBER 31,
                               1993         1993              1993            1993
                            ------------  ------------   --------------   -------------
                            (THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
Operating revenues........        $66,931      $24,060           $13,015    $     49,319
Operating income (loss)...         10,152        1,634              (127)          8,239
Income (loss) from contin-
 uing operations..........          5,306       (3,068)           (4,761)          2,599
Income from discontinued
 operations...............          1,012        1,617             2,806           2,474
Net income (loss).........          6,318       (1,451)           (1,955)          5,073
Earnings (loss) per share
 of common stock: (a)
  Continuing operations...           1.29         (.74)            (1.15)            .55
  Discontinued operations.            .24          .39               .68             .44
  Earnings (loss) per
   share of common stock
   (a)....................           1.53         (.35)             (.47)            .99

- --------
(a) The total of the earnings per share for the quarters does not equal the earnings per share for the year, as shown elsewhere in the consolidated financial statements and supplementary data of this report, as a result of the Company's issuance of additional shares of common stock at various dates during the year.

  Because of the seasonal nature of PG&W's gas heating business, there are substantial variations in operations reported on a quarterly basis.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONCLUDED)

(14) DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

    . Long-term debt. The fair value of both the Company's and PG&W's long-term debt has been estimated based on the quoted market price as of the respective dates for the portion of such debt which is publicly traded and, with respect to the portion of such debt which is not publicly traded, on the estimated borrowing rate as of the respective dates for long-term debt of comparable credit quality with similar terms and maturities.

    . Preferred stock subject to mandatory redemption. The fair value of PG&W's preferred stock subject to mandatory redemption has been estimated based on the market value as of the respective dates for preferred stock of comparable credit quality with similar terms and maturities.

  The carrying amounts and estimated fair values of the Company's and PG&W's financial instruments at December 31, 1994 and 1993, were as follows:

                                               1994                1993
                                        ------------------- -------------------
                                        CARRYING ESTIMATED  CARRYING ESTIMATED
                                         AMOUNT  FAIR VALUE  AMOUNT  FAIR VALUE
                                        -------- ---------- -------- ----------
                                                (THOUSANDS OF DOLLARS)
   Long-term debt (including current
    portion):
     Company........................... $49,880   $50,000   $29,853   $30,300
     PG&W.............................. 174,035   177,027   156,590   167,803
   Preferred stock of PG&W subject to
    mandatory redemption (including
    current portion)...................   1,840     1,877    31,920    33,087

  The Company believes that the regulatory treatment of any excess or deficiency of fair value relative to the carrying amounts of these items, if such items were settled at amounts approximating those above, would dictate that these amounts be used to increase or reduce PG&W's rates over a prescribed amortization period. Accordingly, any settlement would not result in a material impact on PG&W's financial position or the results of operations of either the Company or PG&W.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                                                             SIX MONTHS
                                                                ENDED
                                                              JUNE 30,
                                                       ------------------------
                                                          1995*        1994*
                                                       -----------  -----------
                                                       (THOUSANDS OF DOLLARS)
OPERATING REVENUES...................................  $    93,421  $   106,801
 Cost of gas.........................................       54,281       64,814
                                                       -----------  -----------
OPERATING MARGIN.....................................       39,140       41,987
                                                       -----------  -----------
OTHER OPERATING EXPENSES:
 Operation...........................................       11,281       11,304
 Maintenance.........................................        2,280        2,194
 Depreciation........................................        3,576        3,340
 Income taxes........................................        3,292        4,962
 Taxes other than income taxes.......................        6,535        6,999
                                                       -----------  -----------
 Total other operating expenses......................       26,964       28,799
                                                       -----------  -----------
OPERATING INCOME.....................................       12,176       13,188
OTHER INCOME, NET....................................          412          194
                                                       -----------  -----------
INCOME BEFORE INTEREST CHARGES.......................       12,588       13,382
                                                       -----------  -----------
INTEREST CHARGES:
 Interest on long-term debt..........................        6,848        5,903
 Other interest......................................          843          606
 Allowance for borrowed funds used during
  construction.......................................          (22)         (10)
                                                       -----------  -----------
 Total interest charges..............................        7,669        6,499
                                                       -----------  -----------
INCOME FROM CONTINUING OPERATIONS....................        4,919        6,883
                                                       -----------  -----------
DISCONTINUED OPERATIONS (Note 2):
 Income from discontinued operations ................        2,127        4,724
 Estimated loss on disposal of discontinued
  operations, net of anticipated income during phase-
  out period of 6,855,000 (net of related income
  taxes of $5,316,000)...............................       (5,831)         --
                                                       -----------  -----------
 Income (loss) with respect to discontinued
  operations.........................................       (3,704)       4,724
                                                       -----------  -----------
INCOME BEFORE SUBSIDIARY'S PREFERRED STOCK DIVIDENDS.        1,215       11,607
SUBSIDIARY'S PREFERRED STOCK DIVIDENDS...............        1,383        2,644
                                                       -----------  -----------
NET INCOME (LOSS)....................................  $     (168)  $     8,963
                                                       ===========  ===========
COMMON STOCK:
 Earnings (loss) per share of common stock:
 Continuing operations...............................  $       .62  $       .78
 Discontinued operations.............................         (.65)         .87
                                                       -----------  -----------
 Net income (loss) before premium on redemption of
  subsidiary's preferred stock.......................         (.03)        1.65
 Premium on redemption of subsidiary's preferred
  stock..............................................          --          (.10)
                                                       -----------  -----------
 Earnings (loss) per share of common stock...........  $      (.03) $      1.55
                                                       ===========  ===========
 Weighted average shares outstanding.................    5,695,312    5,420,288
                                                       ===========  ===========
 Cash dividends per share............................  $      1.10  $      1.10
                                                       ===========  ===========

- --------
* See Note 2 regarding discontinued operations and restatement of prior period consolidated financial statements.

   The accompanying notes are an integral part of the consolidated financial statements.

                        (PAGE INTENTIONALLY LEFT BLANK)

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                    JUNE 30,     DECEMBER 31,
                                                      1995*          1994*
                                                    -----------  -------------
                                                          (UNAUDITED)
                                                    (THOUSANDS OF DOLLARS)
ASSETS
- ------
UTILITY PLANT:
  At original cost, less acquisition adjustments of
   $386,000........................................    $288,071       $284,080
  Accumulated depreciation.........................     (75,668)       (74,408)
                                                    -----------    -----------
                                                        212,403        209,672
                                                    -----------    -----------
OTHER PROPERTY AND INVESTMENTS.....................       3,989          3,481
                                                    -----------    -----------
CURRENT ASSETS:
  Cash.............................................         368            330
  Restricted cash--common stock subscribed (Note
   4)..............................................         --           2,532
  Accounts receivable--
   Customers.......................................      11,341         16,883
   Others..........................................         645          1,474
   Reserve for uncollectible accounts..............      (1,339)          (937)
  Accrued utility revenues.........................       1,390          9,004
  Materials and supplies, at average cost..........       2,758          2,797
  Gas held by suppliers, at average cost...........      12,838         20,025
  Natural gas transition costs collectible.........       4,342          4,708
  Deferred cost of gas and supplier refunds, net...         --           3,767
  Prepaid expenses and other.......................       6,265          1,483
                                                    -----------    -----------
                                                         38,608         62,066
                                                    -----------    -----------
DEFERRED CHARGES:
  Regulatory assets
   Deferred taxes collectible......................      29,942         31,696
   Natural gas transition costs collectible........       1,991          4,099
   Other...........................................       2,825          3,131
  Unamortized debt expense.........................       3,150          3,539
  Other............................................       3,218          3,552
                                                    -----------    -----------
                                                         41,126         46,017
                                                    -----------    -----------
NET ASSETS OF DISCONTINUED OPERATIONS..............     197,713        203,196
                                                    -----------    -----------
TOTAL ASSETS.......................................    $493,839       $524,432
                                                    ===========    ===========

- --------
* See Note 2 regarding discontinued operations and restatement of prior period consolidated financial statements.

   The accompanying notes are an integral part of the consolidated financial statements.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                      JUNE 30,    DECEMBER 31,
                                                        1995*         1994*
                                                      ----------- -------------
                                                            (UNAUDITED)
                                                      (THOUSANDS OF DOLLARS)
CAPITALIZATION AND LIABILITIES
- ------------------------------
CAPITALIZATION:
  Common shareholders' investment (Notes 4 and 5).... $   168,455   $   172,012
  Preferred stock--
   Not subject to mandatory redemption, net..........      33,615        33,615
   Subject to mandatory redemption...................       1,680         1,760
  Long-term debt.....................................     157,893       220,705
                                                      -----------   -----------
                                                          361,643       428,092
                                                      -----------   -----------
CURRENT LIABILITIES:
  Current portion of long-term debt and preferred
   stock subject to mandatory redemption.............      36,670         3,290
  Note payable to bank...............................       2,000           --
  Accounts payable...................................      14,770        17,781
  Deferred cost of gas and supplier refunds, net.....       9,056           --
  Accrued general business and realty taxes..........         668         3,315
  Accrued income taxes...............................         969         3,136
  Accrued interest...................................       3,105         2,850
  Accrued natural gas transition costs...............       2,158         2,356
  Other..............................................       2,862         2,398
                                                      -----------   -----------
                                                           72,258        35,126
                                                      -----------   -----------
DEFERRED CREDITS:
  Deferred income taxes..............................      46,726        46,600
  Accrued natural gas transition costs...............       2,170         3,250
  Unamortized investment tax credits.................       5,024         5,110
  Operating reserves.................................       2,191         2,383
  Other..............................................       3,827         3,871
                                                      -----------   -----------
                                                           59,938        61,214
                                                      -----------   -----------
COMMITMENTS AND CONTINGENCIES (Note 6)
TOTAL CAPITALIZATION AND LIABILITIES................. $   493,839   $   524,432
                                                      ===========   ===========

- --------
*See Note 2 regarding discontinued operations and restatement of prior period consolidated financial statements.

   The accompanying notes are an integral part of the consolidated financial statements.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                          SIX MONTHS ENDED
                                                               JUNE 30
                                                       ------------------------
                                                          1995*        1994*
                                                       -----------  -----------
                                                       (THOUSANDS OF DOLLARS)
CASH FLOW FROM OPERATING ACTIVITIES:
 Income from continuing operations, net of
  subsidiary's preferred stock dividends.............  $     3,536  $     4,239
 Effects of noncash charges to income--
  Depreciation.......................................        3,596        3,353
  Deferred income taxes, net.........................         (121)         757
  Provisions for self insurance......................          526          735
  Other, net.........................................        1,410        1,701
 Changes in working capital, exclusive of cash and
  current portion of long-term debt--
  Receivables and accrued utility revenues...........       16,919       12,644
  Gas held by suppliers..............................        7,187       14,642
  Accounts payable...................................       (4,176)      (4,591)
  Deferred cost of gas and supplier refunds, net.....       14,019        5,492
  Other current assets and liabilities, net..........       (8,838)      (3,094)
  Other operating items, net.........................          520         (735)
                                                       -----------  -----------
  Net cash provided by continuing operations.........       34,578       35,143
 Net cash provided (used) by discontinued operations
  (Note 2)...........................................        3,764       (3,308)
                                                       -----------  -----------
  Net cash provided by operating activities..........       38,342       31,835
                                                       -----------  -----------
CASH FLOW FROM INVESTING ACTIVITIES:
 Additions to utility plant (net of allowance for
  equity funds used during construction).............       (8,304)      (7,777)
 Other, net..........................................         (246)          35
                                                       -----------  -----------
  Net cash used for investing activities.............       (8,550)      (7,742)
                                                       -----------  -----------
CASH FLOW FROM FINANCING ACTIVITIES:
 Issuance of common stock............................        2,876          632
 Redemption of preferred stock of PG&W...............          (80)     (15,080)
 Dividends on common stock...........................       (6,265)      (5,961)
 Issuance of long-term debt..........................           13       20,013
 Repayment of long-term debt.........................         (210)      (1,054)
 Net decrease in bank borrowings.....................      (26,070)     (23,014)
 Other, net..........................................          (18)      (1,264)
                                                       -----------  -----------
  Net cash used for financing activities.............      (29,754)     (25,728)
                                                       -----------  -----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS.           38       (1,635)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD.....          330        2,749
                                                       -----------  -----------
CASH AND CASH EQUIVALENTS AT END OF PERIOD...........  $       368  $     1,114
                                                       ===========  ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
 Cash paid during the period for:
  Interest (net of amount capitalized)...............  $    13,461  $    11,586
                                                       ===========  ===========
  Income taxes.......................................  $     8,175  $     4,369
                                                       ===========  ===========

- --------
* See Note 2 regarding discontinued operations and restatement of prior period consolidated financial statements.

   The accompanying notes are an integral part of the consolidated financial statements.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) GENERAL

  The interim consolidated financial statements included herein for Pennsylvania Enterprises, Inc. (the "Company") and its subsidiaries:
Pennsylvania Gas and Water Company, Pennsylvania Energy Marketing Company, Pennsylvania Energy Resources, Inc. and Theta Land Corporation, have been prepared by the Company without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

  The results for the interim periods are not indicative of the results to be expected for the year, primarily due to the effect of seasonal variations in weather on the Company's operating utility, Pennsylvania Gas and Water Company ("PG&W"). However, in the opinion of management, all adjustments, consisting of only normal recurring accruals, necessary to present fairly the results for the interim periods have been reflected in the consolidated financial statements. It is suggested that these consolidated financial statements be read in conjunction with the consolidated financial statements and the notes thereto included in the Company's latest annual report on Form 10-K.

(2) DISCONTINUED OPERATIONS

  On April 26, 1995, the Company and PG&W signed a definitive agreement (the "Agreement") with American Water Works Company, Inc. ("American") and Pennsylvania-American Water Company ("Pennsylvania-American"), a wholly-owned subsidiary of American, providing for the sale to Pennsylvania-American of substantially all of the assets, properties and rights of PG&W's water utility operations.

  Under the terms of the Agreement, Pennsylvania-American will pay approximately $409 million consisting of $254 million in cash and the assumption of $155 million of PG&W's liabilities, including $141 million of its long-term debt. This price is subject to adjustment for changes in the assets of PG&W's water utility operations and the liabilities to be assumed by Pennsylvania-American between December 31, 1994, and the date of closing, which currently is expected to take place in December, 1995. Until the closing, PG&W will continue to operate its water utility business.

  The sale price reflects a $6.5 million premium over the book value of the assets being sold. However, after transaction costs and the write-off of certain deferred regulatory assets and deferred credits, the sale will result in an estimated after tax loss of $5 to 8 million, net of the expected income from the water operations during the phase-out period to the date of closing (which has been assumed to be December 31, 1995). The sale will involve a gain for income tax purposes, primarily because of the accelerated depreciation that has been claimed by PG&W with respect to the water utility plant that is being sold. It is currently estimated that the income taxes payable on the sale, for which deferred income taxes have previously been provided, will be approximately $55 million.

  The net cash proceeds from the sale of approximately $201 million, after the payment of income taxes, will be used by the Company and PG&W to retire debt, to repurchase stock and for working capital for their continuing operations. After the sale, the principal assets of the Company and PG&W will consist of PG&W's gas utility operations and approximately 46,000 acres of land.

  The sale of PG&W's water utility operations to Pennsylvania-American is subject to approval by the Pennsylvania Public Utility Commission ("PPUC"), approval of the stockholders and certain debt holders of both the Company and PG&W, termination of the waiting period under federal antitrust laws, and various other regulatory approvals and certain other conditions.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

  The accompanying consolidated financial statements reflect PG&W's water utility operations as "discontinued operations" effective March 31, 1995. Interest charges of PG&W have been allocated to the discontinued operations based on the relationship of the gross water utility plant that is being sold to the total of PG&W's gross gas and water utility plant. This is the same method as has been utilized by PG&W and the PPUC in establishing the revenue requirements of both PG&W's gas and water utility operations. None of the dividends on PG&W's preferred stock nor any of the Company's interest expense has been allocated to the discontinued operations.

  Selected financial information with respect to the discontinued operations is set forth below:

               NET ASSETS OF DISCONTINUED OPERATIONS (UNAUDITED)

                                                       AS OF          AS OF
                                                     JUNE 30,     DECEMBER 31,
                                                       1995           1994
                                                     -----------  -------------
                                                     (THOUSANDS OF DOLLARS)
   Net utility plant...............................  $   364,518    $   359,399
   Current assets (primarily accounts receivable
    and accrued revenues)..........................       13,291         12,141
   Deferred charges and other assets...............       27,111         31,103
                                                     -----------    -----------
   Total assets being acquired by Pennsylvania-
    American.......................................      404,920        402,643
                                                     -----------    -----------
   Liabilities being assumed by Pennsylvania-Ameri-
    can
     Long-term debt................................      141,295        141,420
     Other.........................................       14,280         13,168
                                                     -----------    -----------
                                                         155,575        154,588
                                                     -----------    -----------
   Net assets being acquired by Pennsylvania-Ameri-
    can............................................      249,345        248,055
   Estimated liability for income taxes on sale of
    discontinued operations........................      (55,315)       (55,542)
   Anticipated income from discontinued operations
    during balance of phase-out period.............        3,683            --
   Other net assets of discontinued operations
    (written off as of March 31, 1995).............          --          10,683
                                                     -----------    -----------
   Total net assets of discontinued operations.....  $   197,713    $   203,196
                                                     ===========    ===========

                INCOME FROM DISCONTINUED OPERATIONS (UNAUDITED)

                                                              SIX MONTHS
                                                                 ENDED
                                                               JUNE 30,
                                                        -----------------------
                                                           1995*       1994
                                                        ----------- -----------
                                                        (THOUSANDS OF DOLLARS)
   Operating revenues.................................. $    15,640 $    32,966
                                                        ----------- -----------
   Operating expenses, excluding income taxes
     Depreciation......................................       1,946       3,964
     Other operating expenses..........................       6,929      14,685
                                                        ----------- -----------
                                                              8,875      18,649
                                                        ----------- -----------
   Operating income before income taxes................       6,765      14,317
     Income taxes......................................       1,403       3,370
                                                        ----------- -----------
   Operating income....................................       5,362      10,947
     Allocated interest and other charges..............       3,235       6,223
                                                        ----------- -----------
   Income from discontinued operations................. $     2,127 $     4,724
                                                        =========== ===========

- --------
* Reflects amounts only through March 31, 1995, the effective date of the discontinuance of PG&W's water utility operations for financial statement purposes.

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

        NET CASH PROVIDED (USED) BY DISCONTINUED OPERATIONS (UNAUDITED)

                                                          SIX MONTHS ENDED
                                                               JUNE 30
                                                       ------------------------
                                                          1995*        1994
                                                       -----------  -----------
                                                       (THOUSANDS OF DOLLARS)
   Income from discontinued operations...............  $     2,127  $     4,724
   Noncash charges (credits) to income:
     Depreciation....................................        1,946        3,964
     Deferred treatment plant costs..................          145          291
     Deferred income taxes...........................          447        2,152
     Deferred water utility billings.................          --        (2,909)
   Changes in working capital, exclusive of cash and
    current portion of long-term debt................        1,648          485
   Additions to utility plant........................       (2,276)      (8,676)
   Utilization of proceeds from issuance of long-term
    debt to be assumed by Pennsylvania-American......        1,137        4,240
   Repayment of water facility loans.................         (127)      (7,279)
   Other, net........................................       (1,283)        (300)
                                                       -----------  -----------
   Net cash provided (used) by discontinued
    operations.......................................  $     3,764  $    (3,308)
                                                       ===========  ===========

- --------
* Reflects amounts only through March 31, 1995, the effective date of the discontinuance of PG&W's water utility operations for financial statement purposes.

(3) RECOVERY OF ORDER 636 TRANSITION COSTS

  On October 15, 1993, the PPUC adopted an annual purchased gas cost ("PGC") order (the "PGC Order") regarding recovery of Federal Energy Regulatory Commission ("FERC") Order 636 transition costs. The PGC Order stated that Gas Transition Costs are subject to recovery through the annual PGC rate filing. PG&W was billed a total of $1.1 million of Gas Transition Costs by its interstate pipelines over a nineteen-month period extending through March 31, 1995. Of this amount, $858,000 was recovered by PG&W over a twelve-month period ended January 31, 1995, through an increase in its PGC rate. PG&W will seek recovery of the remaining $252,000 of Gas Transition Costs in its annual PGC rate that is effective December 1, 1995.

  The PGC Order also indicated that while Non-Gas Transition Costs are not natural gas costs eligible for recovery under the PGC rate filing mechanism, such costs are subject to full recovery by local distribution companies through the filing of a tariff pursuant to either the existing surcharge or base rate provisions of the Code. By Order of the PPUC entered August 26, 1994, PG&W began recovering the Non-Gas Transition Costs that it estimates it will ultimately be billed pursuant to FERC Order 636 through the billing of a surcharge to its customers effective September 12, 1994. It is currently estimated that $9.4 million of Non-Gas Transition Costs will be billed to PG&W, generally over a four-year period extending through the fourth quarter of 1997, of which $5.0 million had been billed to PG&W and $3.0 million had been recovered from its customers as of June 30, 1995. PG&W has recorded the estimated Non-Gas Transition Costs that remain to be billed to it and the amounts remaining to be recovered from its customers.

(4) RESTRICTED CASH--COMMON STOCK SUBSCRIBED

  On July 28, 1994, the Company implemented a Customer Stock Purchase Plan (the "Customer Plan") which provides the residential customers of PG&W with a method of purchasing newly-issued shares of the Company's common stock at a 5% discount from the market price. On January 3, 1995, the Company issued

                PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONCLUDED)
45,360 shares of its common stock for an aggregate consideration of $1.2 million with respect to payments received pursuant to the Customer Plan during the December, 1994, subscription period. The payments so received during December, 1994, are reflected under captions "Restricted cash--common stock subscribed" and "Common shareholders' investment" in these consolidated financial statements as of December 31, 1994. Effective May 9, 1995, the Company suspended the Customer Plan because of the significant reduction in its capital requirements that will result from the currently-pending sale of PG&W's water utility operations to Pennsylvania-American.

  Through the Company's Dividend Reinvestment and Stock Purchase Plan (the "DRP"), holders of shares of the Company's common stock may reinvest cash dividends and/or make cash investments in the common stock of the Company. On January 3, 1995, the Company issued 51,565 shares of its common stock for an aggregate consideration of $1.3 million with respect to cash investments made pursuant to the DRP during the fourth quarter of 1994. The investments so received during December, 1994, are reflected under the captions "Restricted cash--common stock subscribed" and "Common shareholders' investment" in these consolidated financial statements as of December 31, 1994. Effective May 9, 1995, the Company suspended the cash investment feature of the DRP because of the significant reduction in capital requirements that will result from the currently-pending sale of PG&W's water utility operations to Pennsylvania-American.

(5) COMMON STOCK

  On April 26, 1995, the Company adopted a Shareholder Rights Plan under the terms of which each shareholder of record at the close of business on May 16, 1995, received a dividend distribution of one right ("Right" or "Rights") for each share of common stock held.

  Each Right entitles shareholders to purchase from the Company one-half of a share of common stock. No less than two Rights, and only integral multiples of two Rights, may be exercised by holders of Rights at an exercise price of $100 per share of common stock (equivalent to $50 for each one-half share of common stock), subject to certain adjustments. The Rights will become exercisable only if a person or group acquires 15% or more of the Company's common stock, or commences a tender or exchange offer which, if consummated, would result in that person or group owning at least 15% of the common stock. Prior to that time, the Rights will not trade separately from the common stock.

  If a person or group acquires 15% or more of the Company's common stock, all other holders of Rights will then be entitled to purchase, by payment of the $100 exercise price upon the exercise of two Rights, the Company's common stock (or a common stock equivalent) with a value of twice the exercise price. In addition, at any time after a 15% position is acquired and prior to the acquisition by any person or group of 50% or more of the outstanding common stock, the Company's Board of Directors may, at its option, require each outstanding Right (other than Rights held by the acquiring person or group) to be exchanged for one share of common stock (or one common stock equivalent).

  If, following an acquisition of 15% or more of the Company's common stock, the Company is acquired by any person in a merger or other business combination transaction or sells more than 50% of its assets or earning power to any person (other than the currently-pending sale of PG&W's water utility operations to Pennsylvania-American or, if such sale is not consummated, any other sale of PG&W's water utility operations, if and as approved by the Company's Board of Directors), all other holders of Rights will then be entitled to purchase, by payment of the $100 exercise price upon the exercise of two Rights, common stock of the acquiring company with a value of twice the exercise price.

  The Company may redeem the Rights at $.005 per Right at any time prior to the time that a person or group has acquired 15% or more of its common stock. The Rights, which expire on May 16, 2005, do not have voting or dividend rights and, until they become exercisable, have no dilutive effect on the earnings per share of the Company.

(6) COMMITMENTS AND CONTINGENCIES

 Valve Maintenance

  On November 16, 1993, the PPUC staff issued an Emergency Order, subsequently ratified by the PPUC (the "Emergency Order"), requiring PG&W to survey its gas distribution system to verify the location and spacing of its gas shut off valves, to add or repair valves where needed and to establish programs for the periodic inspection and maintenance of all such valves and the verification of all gas service line information. On March 31, 1995, the PPUC adopted an Order approving a plan submitted by PG&W for complying with the Emergency Order. PG&W does not believe that compliance with the terms of such Order will have a material adverse effect on its financial position or results of operations.

 Environmental Matters

  PG&W, like many gas distribution companies, once utilized manufactured gas plants in connection with providing gas service to its customers. None of these plants has been in operation since 1960, and several of the plant sites are no longer owned by PG&W. Pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), PG&W filed notices with the United States Environmental Protection Agency (the "EPA") with respect to the former plant sites. None of the sites is or was formerly on the proposed or final National Priorities List. The EPA has conducted site inspections and made preliminary assessments of each site and has concluded that no further remedial action is planned. While this conclusion does not constitute a legal prohibition against further regulatory action under CERCLA or other applicable federal or state law, the Company does not believe that additional costs, if any, related to these manufactured gas plant sites would be material to its financial position or results of operations since environmental remediation costs generally are recoverable through rates over a period of time.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Pennsylvania Gas and Water Company:

  We have audited the accompanying balance sheets and statements of capitalization of Pennsylvania Gas and Water Company (the "Company") (a Pennsylvania corporation and a wholly-owned subsidiary of Pennsylvania Enterprises, Inc.) as of December 31, 1994 and 1993, and the related statements of income, common shareholder's investment, and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pennsylvania Gas and Water Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994 in conformity with generally accepted accounting principles.

  As discussed in Notes 1 and 10, effective January 1, 1993, the Company changed its method of accounting for income taxes and postretirement benefits other than pensions pursuant to standards promulgated by the Financial Accounting Standards Board.

                                          ARTHUR ANDERSEN LLP

New York, N.Y.
April 26, 1995

                       PENNSYLVANIA GAS AND WATER COMPANY

                              STATEMENTS OF INCOME

                                                   YEAR ENDED DECEMBER 31,
                                                -------------------------------
                                                  1994*      1993*      1992*
                                                ---------  ---------  ---------
                                                   (THOUSANDS OF DOLLARS)
OPERATING REVENUES............................  $ 167,992  $ 153,325  $ 143,227
  Cost of gas.................................     98,653     86,557     77,720
                                                ---------  ---------  ---------
OPERATING MARGIN..............................     69,339     66,768     65,507
                                                ---------  ---------  ---------
OTHER OPERATING EXPENSES:
  Operation...................................     22,652     21,797     21,514
  Maintenance.................................      4,436      3,695      3,405
  Depreciation................................      6,667      6,388      6,087
  Income taxes................................      5,649      6,041      5,894
  Taxes other than income taxes...............     10,807     10,055      9,670
                                                ---------  ---------  ---------
    Total other operating expenses............     50,211     47,976     46,570
                                                ---------  ---------  ---------
OPERATING INCOME..............................     19,128     18,792     18,937
OTHER INCOME (DEDUCTIONS), NET (Note 4).......         72       (585)       (88)
                                                ---------  ---------  ---------
INCOME BEFORE INTEREST CHARGES................     19,200     18,207     18,849
                                                ---------  ---------  ---------
INTEREST CHARGES:
  Interest on long-term debt..................      8,914      8,615      8,140
  Other interest..............................      1,005      1,247      2,751
  Allowance for borrowed funds used during
   construction...............................        (21)       (47)       (83)
                                                ---------  ---------  ---------
    Total interest charges....................      9,898      9,815     10,808
                                                ---------  ---------  ---------
INCOME FROM CONTINUING OPERATIONS.............      9,302      8,392      8,041
INCOME FROM DISCONTINUED OPERATIONS
 (net of related income taxes of $6,850,000,
 $2,948,000 and $2,411,000 respectively)......     10,504      7,909      4,915
                                                ---------  ---------  ---------
NET INCOME....................................     19,806     16,301     12,956
DIVIDENDS ON PREFERRED STOCK..................      4,639      6,462      5,065
                                                ---------  ---------  ---------
EARNINGS APPLICABLE TO COMMON STOCK...........  $  15,167  $   9,839  $   7,891
                                                =========  =========  =========
COMMON STOCK:
  Earnings per share of common stock (Note 5):
   Continuing operations......................  $     .90  $     .46  $     .76
   Discontinued operations....................       2.02       1.90       1.26
                                                ---------  ---------  ---------
   Income before premium on redemption of pre-
    ferred stock..............................       2.92       2.36       2.02
   Premium on redemption of preferred stock...       (.19)       --         --
                                                ---------  ---------  ---------
  Earnings per share of common stock..........  $    2.73  $    2.36  $    2.02
                                                =========  =========  =========
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING.  5,189,108  4,176,087  3,908,351
                                                =========  =========  =========

- --------
* See Note 2 regarding discontinued operations and restatement of financial statements.

    The accompanying notes are an integral part of the financial statements.

                       PENNSYLVANIA GAS AND WATER COMPANY

                                 BALANCE SHEETS

                                                           DECEMBER 31,
                                                      ------------------------
                                                         1994*        1993*
                                                      -----------  -----------
                                                      (THOUSANDS OF DOLLARS)
ASSETS
- ------
UTILITY PLANT:
  At original cost less acquisition adjustments of
   $386,000.......................................... $   284,080  $   269,819
  Accumulated depreciation...........................     (74,408)     (70,954)
                                                      -----------  -----------
                                                          209,672      198,865
                                                      -----------  -----------
OTHER PROPERTY AND INVESTMENTS.......................       2,872        3,291
                                                      -----------  -----------
CURRENT ASSETS:
  Cash and cash equivalents..........................         304        2,714
  Accounts receivable--
   Customers.........................................      15,676       14,754
   Others............................................       1,474        1,258
   Reserve for uncollectible accounts................        (921)        (811)
  Accrued utility revenues...........................       9,004       11,571
  Materials and supplies, at average cost............       2,743        2,335
  Gas held by suppliers, at average cost.............      20,025       26,650
  Deferred cost of gas and supplier refunds, net.....       8,475       12,752
  Prepaid expenses and other.........................       1,470        1,294
                                                      -----------  -----------
                                                           58,250       72,517
                                                      -----------  -----------
DEFERRED CHARGES:
  Regulatory assets
    Deferred taxes collectible.......................      31,696       31,277
    Natural gas transition costs collectible (Note
     3)..............................................       4,099          --
    Other............................................       3,131        2,853
  Unamortized debt expense...........................       1,867        2,324
  Other..............................................       3,552        3,942
                                                      -----------  -----------
                                                           44,345       40,396
                                                      -----------  -----------
NET ASSETS OF DISCONTINUED OPERATIONS................     203,196      193,002
                                                      -----------  -----------
TOTAL ASSETS......................................... $   518,335  $   508,071
                                                      ===========  ===========

- --------
* See Note 2 regarding discontinued operations and restatement of financial statements.

    The accompanying notes are an integral part of the financial statements.

                       PENNSYLVANIA GAS AND WATER COMPANY

                                 BALANCE SHEETS

                                                             DECEMBER 31,
                                                        -----------------------
                                                           1994*       1993*
                                                        ----------- -----------
                                                        (THOUSANDS OF DOLLARS)
CAPITALIZATION AND LIABILITIES
- ------------------------------
CAPITALIZATION (see accompanying statements):
  Common shareholders' investment (Notes 5 and 8)...... $   216,032 $   188,011
  Preferred stock of PG&W (Note 6)--
   Not subject to mandatory redemption, net............      33,615      33,615
   Subject to mandatory redemption.....................       1,760      31,840
  Long-term debt (Note 7)..............................     170,825     125,535
                                                        ----------- -----------
                                                            422,232     379,001
                                                        ----------- -----------
CURRENT LIABILITIES:
  Current portion of long-term debt and preferred stock
   subject to mandatory redemption (Notes 6, 7 and 9)..       3,290      31,135
  Notes payable--
   Bank................................................         --        2,000
   Parent..............................................         --        3,680
  Accounts payable--
   Suppliers...........................................      16,762      22,401
   Affiliates, net.....................................         788       1,888
  Accrued general business and realty taxes............       3,381       2,574
  Accrued income taxes.................................       3,185       4,984
  Accrued interest.....................................       2,713       2,668
  Accrued natural gas transition costs (Note 3)........       2,356         --
  Other................................................       2,395       1,526
                                                        ----------- -----------
                                                             34,870      72,856
                                                        ----------- -----------
DEFERRED CREDITS:
  Deferred income taxes................................      46,627      45,448
  Accrued natural gas transition costs (Note 3)........       3,250         --
  Unamortized investment tax credits...................       5,110       5,283
  Operating reserves...................................       2,383       1,863
  Other................................................       3,863       3,620
                                                        ----------- -----------
                                                             61,233      56,214
                                                        ----------- -----------
COMMITMENTS AND CONTINGENCIES (Notes 11 and 12)
TOTAL CAPITALIZATION AND LIABILITIES................... $   518,335 $   508,071
                                                        =========== ===========

- --------
* See Note 2 regarding discontinued operations and restatement of financial statements.

    The accompanying notes are an integral part of the financial statements.

                       PENNSYLVANIA GAS AND WATER COMPANY

                            STATEMENTS OF CASH FLOWS

                                                   YEAR ENDED DECEMBER 31,
                                                  ----------------------------
                                                   1994*     1993*     1992*
                                                  --------  --------  --------
                                                    (THOUSANDS OF DOLLARS)
CASH FLOW FROM OPERATING ACTIVITIES:
 Income from continuing operations............... $  9,302  $  8,392  $  8,041
 Effects of noncash charges to income--
  Depreciation...................................    6,693     6,413     6,106
  Deferred income taxes, net.....................      725    (2,492)      (63)
  Provisions for self insurance..................    1,030     1,510       776
  Other, net.....................................    2,755     2,185     2,467
 Changes in working capital, exclusive of cash
  and current portion of long-term debt--
  Receivables and accrued utility revenues.......    1,546    (1,495)   (1,486)
  Gas held by suppliers..........................    6,625    (5,038)   (1,586)
  Accounts payable...............................   (5,609)     (515)    2,377
  Deferred cost of gas and supplier refunds, net.    5,784   (13,307)  (11,429)
  Other current assets and liabilities, net......     (658)    1,293     2,331
 Other operating items, net......................   (4,020)   (3,988)   (3,558)
                                                  --------  --------  --------
  Net cash provided (used) by continuing
   operations....................................   24,173    (7,042)    3,976
  Net cash provided (used) by discontinued
   operations (Note 2)...........................      552      (837)  (34,264)
                                                  --------  --------  --------
  Net cash provided (used) by operating
   activities....................................   24,725    (7,879)  (30,288)
                                                  --------  --------  --------
CASH FLOW FROM INVESTING ACTIVITIES:
 Additions to utility plant .....................  (16,960)  (14,011)  (12,391)
 Other, net......................................    1,098       201       595
                                                  --------  --------  --------
  Net cash used for investing activities.........  (15,862)  (13,810)  (11,796)
                                                  --------  --------  --------
CASH FLOW FROM FINANCING ACTIVITIES:
 Issuance of common stock........................   23,439    32,366    12,905
 Issuance of preferred stock.....................      --        --     23,615
 Redemption of preferred stock...................  (30,080)  (10,080)      (80)
 Dividends on common and preferred stock.........  (14,244)  (18,398)  (14,940)
 Issuance of long-term debt......................   30,000    19,000    30,000
 Repayment of long-term debt.....................  (31,055)  (30,678)   (6,664)
 (Repayment) issuance of note payable to parent..   (3,680)      --      3,680
 Intercompany advance............................      --        --     15,000
 Net increase (decrease) in bank borrowings......   15,370    32,247   (20,167)
 Other, net......................................   (1,023)     (624)   (1,353)
                                                  --------  --------  --------
  Net cash provided (used) for financing
   activities....................................  (11,273)   23,833    41,996
                                                  --------  --------  --------
NET INCREASE (DECREASE) IN CASH AND CASH
 EQUIVALENTS.....................................   (2,410)    2,144       (88)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR...    2,714       570       658
                                                  --------  --------  --------
CASH AND CASH EQUIVALENTS AT END OF YEAR......... $    304  $  2,714  $    570
                                                  ========  ========  ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION:
 Cash paid during the year for:
  Interest (net of amount capitalized)........... $ 21,001  $ 21,092  $ 16,972
                                                  ========  ========  ========
  Income taxes................................... $  7,353  $  6,790  $  3,667
                                                  ========  ========  ========

- --------
* See Note 2 regarding discontinued operations and restatement of financial statements.

    The accompanying notes are an integral part of the financial statements.

                       PENNSYLVANIA GAS AND WATER COMPANY

                          STATEMENTS OF CAPITALIZATION

                                                      DECEMBER 31,
                                              --------------------------------
                                                  1994*            1993*
                                              ---------------  ---------------
                                                 (THOUSANDS OF DOLLARS)
COMMON SHAREHOLDER'S INVESTMENT (Notes 5 and
 8):
 Common stock, no par value (stated value
  $10 per share)
  Authorized--15,000,000 shares
  Outstanding--5,456,665 shares and
  4,868,718 shares, respectively............  $ 54,567         $ 48,687
 Additional paid-in capital.................    90,201           72,642
 Retained earnings..........................    71,264           66,682
                                              --------         --------
  Total common shareholder's investment.....   216,032   51.2%  188,011   49.6%
                                              --------         --------
PREFERRED STOCK of PG&W, par value $100 per
 share Authorized--997,500 shares (Note 6):
  Not subject to mandatory redemption, net--
   4.10% cumulative preferred, 100,000
   shares issued............................    10,000           10,000
   9% cumulative preferred, 250,000 shares
    outstanding, net of issuance costs......    23,615           23,615
                                              --------         --------
  Total preferred stock not subject to man-
   datory redemption, net...................    33,615    8.0%   33,615    8.9%
                                              --------         --------
  Subject to mandatory redemption--
   5.75% cumulative preferred, 18,400 and
    19,200 shares outstanding, respectively.     1,840            1,920
   8.90% cumulative preferred, 150,000
    shares outstanding in 1993..............       --            15,000
   9.50% 1988 series cumulative preferred,
    150,000 shares outstanding in 1993......       --            15,000
   Less current redemption requirements.....       (80)             (80)
                                              --------         --------
  Total preferred stock subject to mandatory
   redemption...............................     1,760    0.4%   31,840    8.4%
                                              --------         --------
LONG-TERM DEBT (Note 7):
 First mortgage bonds.......................   108,535          108,745
 Notes......................................    65,500           47,845
 Other......................................
 Less current maturities and sinking fund
  requirements..............................    (3,210)         (31,055)
                                              --------         --------
  Total long-term debt......................   170,825   40.4%  125,535   33.1%
                                              --------  -----  --------  -----
TOTAL CAPITALIZATION........................  $422,232  100.0% $379,001  100.0%
                                              ========  =====  ========  =====

- --------
* See Note 2 regarding discontinued operations and restatement of financial statements.

    The accompanying notes are an integral part of the financial statements.

                       PENNSYLVANIA GAS AND WATER COMPANY

                 STATEMENTS OF COMMON SHAREHOLDER'S INVESTMENT

              FOR THE YEARS ENDED DECEMBER 31, 1992, 1993 AND 1994

                                                 ADDITIONAL
                                         COMMON   PAID-IN   RETAINED
                                          STOCK   CAPITAL   EARNINGS   TOTAL
                                         ------- ---------- --------  --------
                                                (THOUSANDS OF DOLLARS)
Balance at December 31, 1991............ $36,957  $39,587   $ 71,134  $147,678
Net income for 1992.....................     --       --      12,956    12,956
Issuance of common stock................   3,230    9,207        --     12,437
Loss on sale of preferred stock held in
 treasury...............................     --       (18)       (15)      (33)
Dividends on:
  Preferred stock (Note 6)..............     --       --      (5,065)   (5,065)
  Common stock ($2.54 per share)........     --       --      (9,875)   (9,875)
                                         -------  -------   --------  --------
Balance at December 31, 1992............  40,187   48,776     69,135   158,098
Net income for 1993.....................     --       --      16,301    16,301
Issuance of common stock................   8,500   23,866        --     32,366
Premium on redemption of preferred
 stock..................................     --       --        (356)     (356)
Dividends on:
  Preferred stock (Note 6)..............     --       --      (6,462)   (6,462)
  Common stock ($2.8225 per share)......     --       --     (11,936)  (11,936)
                                         -------  -------   --------  --------
Balance at December 31, 1993............  48,687   72,642     66,682   188,011
Net income for 1994.....................     --       --      19,806    19,806
Issuance of common stock................   5,880   17,559        --     23,439
Premium on redemption of preferred
 stock..................................     --       --        (980)     (980)
Dividends on:
  Preferred stock (Note 6)..............     --       --      (4,639)   (4,639)
  Common stock ($1.81 per share)........     --       --      (9,605)   (9,605)
                                         -------  -------   --------  --------
Balance at December 31, 1994............ $54,567  $90,201   $ 71,264  $216,032
                                         =======  =======   ========  ========


    The accompanying notes are an integral part of the financial statements.

                      PENNSYLVANIA GAS AND WATER COMPANY

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Pennsylvania Gas and Water Company ("PG&W"), a wholly-owned subsidiary of Pennsylvania Enterprises, Inc. ("PEI"), is a regulated public utility subject to the jurisdiction of the Pennsylvania Public Utility Commission ("PPUC") for rate and accounting purposes. The financial statements of PG&W have been prepared in accordance with generally accepted accounting principles, including the provisions of Financial Accounting Standards Board ("FASB") Statement 71, "Accounting for the Effects of Certain Types of Regulation," which give recognition to the rate and accounting practices of regulatory agencies such as the PPUC.

  Utility Plant and Depreciation. Utility plant is stated at cost, which represents the original cost of construction, including payroll, administrative and general costs, an allowance for funds used during construction, and the plant acquisition adjustments. The plant acquisition adjustments represent the difference between the cost to PG&W of plant acquired as a system and the cost of such plant when first devoted to public service.

  The allowance for funds used during construction ("AFUDC") is defined as the net cost during the period of construction of borrowed funds used and a reasonable rate upon other funds when so used. Such allowance is charged to utility plant and reported as a reduction of interest expense (with respect to the cost of borrowed funds) in the accompanying statements of income. AFUDC varies according to changes in the level of construction work in progress and in the sources and costs of capital. The weighted average rate for such allowance was approximately 7% in 1994, 8% in 1993 and 7% in 1992.

  PG&W provides for depreciation on a straight-line basis. Exclusive of transportation and work equipment, the annual provision for depreciation, as related to the average depreciable original cost of utility plant, was 2.77% in 1994, 2.81% in 1993 and 2.77% in 1992, respectively.

  When depreciable property is retired, the original cost of such property is removed from the utility plant accounts and is charged, together with the cost of removal less salvage, to accumulated depreciation. No gain or loss is recognized in connection with retirements of depreciable property, other than in the case of significant involuntary conversions or extraordinary retirements.

  Revenues and Cost of Gas. PG&W bills its customers monthly based on estimated or actual meter readings on cycles that extend throughout the month. The estimated unbilled amounts from the most recent meter reading dates through the end of the period being reported on are recorded as accrued revenues.

  PG&W generally passes on to its customers increases or decreases in gas costs from those reflected in its tariff charges. In accordance with this procedure, PG&W defers any current under or over-recoveries of gas costs and collects or refunds such amounts in subsequent periods.

  Deferred Charges/Regulatory Assets. PG&W generally accounts for and reports its costs in accordance with the economic effect of rate actions by the PPUC. To this extent, certain costs are recorded as deferred charges pending their recovery in rates. These amounts relate to previously-issued orders of the PPUC and are of a nature which, in the opinion of PG&W, will be recoverable in future rates, based on such orders. In addition to deferred taxes collectible and natural gas transition costs collectible, the following deferred charges are included as "Other" regulatory assets.

                                                                  DECEMBER 31,
                                                                  -------------
                                                                   1994   1993
                                                                  ------ ------
   Computer software costs....................................... $1,006 $  325
   Early retirement plan charges.................................    756    802
   Corrosion control costs.......................................    489    637
   Low income usage reduction program............................    441    494
   Other.........................................................    439    595
                                                                  ------ ------
     Total....................................................... $3,131 $2,853
                                                                  ====== ======

                      PENNSYLVANIA GAS AND WATER COMPANY

  PG&W also records, as deferred charges, the direct financing costs incurred in connection with the issuance of long-term debt and redeemable preferred stock and equitably amortizes such amounts over the life of such securities.

  Cash and Cash Equivalents. For the purposes of the statements of cash flows, PG&W considers all highly liquid debt instruments purchased, which generally have a maturity of three months or less, to be cash equivalents. Such instruments are carried at cost, which approximates market value.

  Income Taxes. Effective January 1, 1993, PG&W adopted the provisions of FASB Statement 109, "Accounting for Income Taxes," which superseded previously issued income tax accounting standards. The adoption of FASB Statement 109 did not have a significant effect on PG&W's results of operations. In accordance with the provisions of FASB Statement 109, PG&W recorded as of January 1, 1993, an additional deferred tax liability and an asset, representing the probable future rate recovery of the previously unrecorded deferred taxes, primarily relating to certain temporary differences in the basis of utility plant which had not previously been recorded because of the regulatory rate practices of the PPUC.

  The components of PG&W's net deferred income tax liability as of December 31, 1994 and 1993, are shown below:

                                                          1994         1993
                                                       -----------  -----------
                                                       (THOUSANDS OF DOLLARS)
   Utility plant basis differences.................... $    49,638  $    48,171
   FERC Order 636 transition costs....................       1,371          --
   Alternative minimum tax............................      (2,213)      (2,176)
   Operating reserves.................................      (1,020)        (816)
   Other..............................................      (1,149)         269
                                                       -----------  -----------
     Net deferred income tax liability................ $    46,627  $    45,448
                                                       ===========  ===========

                       PENNSYLVANIA GAS AND WATER COMPANY

  The provision for income taxes consists of the following components:

                                                      1994      1993     1992
                                                     -------  --------  -------
                                                      (THOUSANDS OF DOLLARS)
   Included in operating expenses:
    Currently payable--
     Federal........................................  $3,013  $  5,641   $4,129
     State..........................................   1,128     2,021    1,817
                                                     -------  --------  -------
       Total currently payable......................   4,141     7,662    5,946
                                                     -------  --------  -------
    Deferred, net--
     Federal........................................   1,785      (515)     592
     State..........................................    (105)     (934)    (472)
                                                     -------  --------  -------
       Total deferred, net..........................   1,680    (1,449)     120
                                                     -------  --------  -------
    Amortization of investment tax credits..........    (172)     (172)    (172)
                                                     -------  --------  -------
       Total included in operating expenses.........   5,649     6,041    5,894
                                                     -------  --------  -------
   Included in other income, net:
    Currently payable--
     Federal........................................     213       (44)     (29)
     State..........................................      85       (28)     (26)
                                                     -------  --------  -------
       Total currently payable......................     298       (72)     (55)
                                                     -------  --------  -------
    Deferred, net--
     Federal........................................      (5)       (6)      39
     State..........................................     --        --       --
                                                     -------  --------  -------
       Total deferred, net..........................      (5)       (6)      39
                                                     -------  --------  -------
       Total included in other income, net..........     293       (78)     (16)
                                                     -------  --------  -------
       Total provision for income taxes.............  $5,942  $  5,963   $5,878
                                                     =======  ========  =======

  The components of deferred income taxes, which are recorded consistent with the treatment allowed by the PPUC for ratemaking purposes, are as follows:

                                                      1994      1993     1992
                                                     -------  --------  -------
                                                     (THOUSANDS OF DOLLARS)
   Excess of tax depreciation over depreciation for
    accounting purposes............................   $1,197  $  1,023  $  913
   FERC Order 636 transition costs.................    1,371       --      --
   Take-or-pay costs, net..........................     (652)   (1,126)   (446)
   Other, net......................................     (241)   (1,352)   (308)
                                                     -------  --------  ------
       Total deferred taxes, net...................   $1,675  $ (1,455) $  159
                                                     =======  ========  ======
   Included in:
     Operating expenses............................   $1,680  $ (1,449) $  120
     Other income, net.............................       (5)       (6)     39
                                                     -------  --------  ------
       Total deferred taxes, net...................   $1,675  $ (1,455) $  159
                                                     =======  ========  ======

                      PENNSYLVANIA GAS AND WATER COMPANY

  The total provision for income taxes shown in the accompanying statements of income differs from the amount which would be computed by applying the statutory federal income tax rate to income before income taxes. The following table summarizes the major reasons for this difference:

                                                       1994     1993     1992
                                                      -------  -------  -------
                                                      (THOUSANDS OF DOLLARS)
   Income before income taxes.......................  $15,293  $14,428  $14,050
                                                      =======  =======  =======
   Tax expense at statutory federal income tax rate.  $ 5,353  $ 5,050  $ 4,777
   Increases (reductions) in taxes resulting from--
     State income taxes, net of federal income tax
      benefit.......................................      879      878    1,065
     Amortization of investment tax credits.........     (172)    (172)    (172)
     Other, net.....................................     (118)     207      208
                                                      -------  -------  -------
   Total provision for income taxes.................  $ 5,942  $ 5,963  $ 5,878
                                                      =======  =======  =======

(2) DISCONTINUED OPERATIONS

  On April 26, 1995, PEI and PG&W signed a definitive agreement (the "Agreement") with American Water Works Company, Inc. ("American") and Pennsylvania-American Water Company ("Pennsylvania-American"), a wholly-owned subsidiary of American, providing for the sale to Pennsylvania-American of substantially all of the assets, properties and rights of PG&W's water utility operations.

  Under the terms of the Agreement, Pennsylvania-American will pay approximately $409 million consisting of $254 million in cash and the assumption of $155 million of PG&W's liabilities, including $141 million of its long-term debt. This price is subject to adjustment for changes in the assets of PG&W's water utility operations and the liabilities to be assumed by Pennsylvania-American between December 31, 1994, and the date of closing, which currently is expected to take place in December, 1995. Until the closing, PG&W will continue to operate its water utility business.

  The sale price reflects a $6.5 million premium over the book value of the assets being sold. However, after transaction costs and the write-off of certain deferred regulatory assets and deferred credits, the sale will result in an estimated after tax loss of $5 to 8 million, net of the expected income from the water operations during the phase-out period to the date of closing (which has been assumed to be December 31, 1995). The sale will involve a gain for income tax purposes, primarily because of the accelerated depreciation that has been claimed by PG&W with respect to the water utility plant that is being sold. It is currently estimated that the income taxes payable on the sale, for which deferred income taxes have previously been provided, will be approximately $55 million.

  The net cash proceeds from the sale of approximately $201 million, after the payment of income taxes, will be used by PEI and PG&W to retire debt, to repurchase stock and for working capital for their continuing operations. After the sale, the principal assets of PG&W will consist of PG&W's gas utility operations and approximately 46,000 acres of land.

  The sale of PG&W's water utility operations to Pennsylvania-American is subject to approval by the PPUC, approval of the stockholders and certain debt holders of both PEI and PG&W, termination of the waiting period under federal antitrust laws, and various other regulatory approvals and certain other conditions.

  The accompanying financial statements reflect PG&W's water utility operations as "discontinued operations." Interest charges relating to indebtedness of PG&W have been allocated to the discontinued

                      PENNSYLVANIA GAS AND WATER COMPANY
operations based on the relationship of the gross water utility plant that is being sold to the total of PG&W's gross gas and water utility plant. This is the same method as has been utilized by PG&W and the PPUC in establishing the revenue requirements of both PG&W's gas and water utility operations. None of the dividends on PG&W's preferred stock has been allocated to the discontinued operations.

  Selected financial information with respect to the discontinued operations as of December 31, 1994 and 1993, and for the years ended December 31, 1994, 1993 and 1992 is set forth below:

                     NET ASSETS OF DISCONTINUED OPERATIONS

                                                         AS OF DECEMBER 31,
                                                       ------------------------
                                                          1994         1993
                                                       -----------  -----------
                                                       (THOUSANDS OF DOLLARS)
   Net utility plant.................................  $   359,399  $   348,025
   Current assets (primarily accounts receivable and
    accrued revenues)................................       12,141       11,865
   Deferred charges and other assets.................       31,103       33,460
                                                       -----------  -----------
   Total assets being acquired by Pennsylvania-Ameri-
    can..............................................      402,643      393,350
                                                       -----------  -----------
   Liabilities being assumed by Pennsylvania-American
     Long-term debt..................................      141,420      148,254
     Other...........................................       13,168       12,175
                                                       -----------  -----------
                                                           154,588      160,429
                                                       -----------  -----------
   Net assets being acquired by Pennsylvania-Ameri-
    can..............................................      248,055      232,921
   Estimated liability for income taxes on sale of
    discontinued operations..........................      (55,542)     (49,947)
   Other net assets of discontinued operations (writ-
    ten off as of March 31, 1995)....................       10,683       10,028
                                                       -----------  -----------
   Total net assets of discontinued operations.......  $   203,196  $   193,002
                                                       ===========  ===========

                      INCOME FROM DISCONTINUED OPERATIONS

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      1994     1993      1992
                                                     -------  -------  --------
                                                      (THOUSANDS OF DOLLARS)
   Operating revenues............................... $66,731  $53,363  $ 48,651
                                                     -------  -------  --------
   Operating expenses, excluding income taxes
     Depreciation...................................   7,672    5,911     4,769
     Other operating expenses.......................  29,005   27,140    26,495
                                                     -------  -------  --------
                                                      36,677   33,051    31,264
                                                     -------  -------  --------
   Operating income before income taxes.............  30,054   20,312    17,387
     Income taxes...................................   6,850    2,948     2,411
                                                     -------  -------  --------
   Operating income.................................  23,204   17,364    14,976
     Other income...................................      49       71       131
     Allocated interest charges..................... (12,749)  (9,526)  (10,192)
                                                     -------  -------  --------
   Income from discontinued operations.............. $10,504  $ 7,909  $  4,915
                                                     =======  =======  ========

                      PENNSYLVANIA GAS AND WATER COMPANY

              NET CASH PROVIDED (USED) BY DISCONTINUED OPERATIONS

                                                   YEARS ENDED DECEMBER 31,
                                                  ----------------------------
                                                    1994      1993      1992
                                                  --------  --------  --------
                                                    (THOUSANDS OF DOLLARS)
   Income from discontinued operations........... $ 10,504  $  7,909  $  4,915
   Noncash charges (credits) to income:
     Depreciation................................    7,672     5,911     4,774
     Deferred treatment plant costs, net.........      581    (3,560)     (756)
     Deferred income taxes.......................    5,146     4,170     2,111
     Deferred water utility billings.............   (5,574)     (582)     (969)
   Changes in working capital, exclusive of cash
    and current portion of long-term debt........      353    (2,041)   (1,359)
   Additions to utility plant....................  (20,980)  (32,515)  (45,933)
   (Receipt) utilization of restricted funds.....    9,753    15,868   (27,994)
   Net increase (decrease) in long-term debt.....   (6,834)    1,640    29,292
   Other, net....................................      (69)    2,363     1,655
                                                  --------  --------  --------
   Net cash provided (used) for discontinued
    operations................................... $    552  $   (837) $(34,264)
                                                  ========  ========  ========

(3) RATE MATTERS

  Annual Gas Cost Adjustment. Pursuant to the provisions of the Pennsylvania Public Utility Code, which require that the tariffs of gas distribution companies, such as PG&W, be adjusted on an annual basis to reflect changes in their purchased gas costs, the PPUC ordered PG&W to make the following changes during 1994, 1993 and 1992 to the gas costs contained in its gas tariff rates:

                                                CHANGE IN
                                              RATE PER MCF      CALCULATED
                                              ------------- INCREASE (DECREASE)
   EFFECTIVE DATE                              FROM    TO    IN ANNUAL REVENUE
   --------------                             ------------- -------------------
   December 1, 1994.......................... $ 3.74 $ 3.68     $(1,800,000)
   December 1, 1993..........................   2.79   3.74      28,800,000
   December 1, 1992..........................   2.46   2.79       9,500,000

  The annual changes in gas rates on account of purchased gas costs have no effect on PG&W's earnings since the change in revenue is offset by a corresponding change in the cost of gas.

  On October 15, 1993, the PPUC adopted an annual purchased gas cost ("PGC") order (the "PGC Order") regarding recovery of Federal Energy Regulatory Commission ("FERC") Order 636 transition costs. The PGC Order stated that Gas Transition Costs are subject to recovery through the annual PGC rate filing. PG&W was billed a total of $1.1 million of Gas Transition Costs by its interstate pipelines over a nineteen-month period extending through March 31, 1995. Of this amount, $858,000 was recovered by PG&W over a twelve-month period ended January 31, 1995, through an increase in its PGC rate. PG&W will seek recovery of the remaining $252,000 of Gas Transition Costs in its annual PGC rate that is effective December 1, 1995.

  This PGC Order also indicated that while Non-Gas Transition Costs are not natural gas costs eligible for recovery under the PGC rate filing mechanism, such costs are subject to full recovery by local distribution companies through the filing of a tariff pursuant to either the existing surcharge or base rate provisions of the

                      PENNSYLVANIA GAS AND WATER COMPANY

Pennsylvania Public Utility Code. By Order of the PPUC entered August 26, 1994, PG&W began recovering the Non-Gas Transition Costs that it estimates it will ultimately be billed pursuant to FERC Order 636 through the billing of a surcharge to its customers effective September 12, 1994. It is currently estimated that $9.4 million of Non-Gas Transition Costs will be billed to PG&W, generally over a four-year period extending through the fourth quarter of 1997, of which $4.5 million had been billed to PG&W and $2.4 million had been recovered from its customers as of March 31, 1995. PG&W has recorded the estimated Non-Gas Transition Costs that remain to be billed to it and the amounts remaining to be recovered from its customers.

(4) OTHER INCOME (DEDUCTIONS), NET

  Other income (deductions), net was comprised of the following elements:

                                                      1994     1993     1992
                                                     -------  -------  -------
                                                     (THOUSANDS OF DOLLARS)
   Gain on sale of investment in joint venture, net
    of related income taxes........................  $   268  $   --   $   --
   Gain on sale of land and other property, net of
    related income taxes...........................      165       20      102
   Amortization of preferred stock issuance costs,
    net of related income tax benefits.............     (227)    (126)     (66)
   Premium on retirement/defeasance of debt........      (40)     (81)    (127)
   Net interest expense with respect to proceeds
    from the issuance of debt held in a
    construction fund..............................      (91)    (330)     (10)
   Other...........................................       (3)     (68)      13
                                                     -------  -------  -------
     Total.........................................  $    72  $  (585) $   (88)
                                                     =======  =======  =======

(5) COMMON STOCK

  Since January 1, 1992, PG&W has issued the following amounts of common stock to PEI, its parent company, in addition to shares issued in connection with PEI's Dividend Reinvestment and Stock Purchase Plan and Customer Stock Purchase Plan:

                                                             ISSUANCE PRICE
                                                        ------------------------
   DATE ISSUED                         NUMBER OF SHARES PER SHARE*   AGGREGATE
   -----------                         ---------------- ---------- -------------
   March 23, 1992.....................      171,779       $40.75   $ 7.0 million
   June 19, 1992......................      137,143       $40.25   $ 5.5
   October 27, 1993...................      834,000       $38.25   $31.9
   May 31, 1994.......................      500,000       $40.00   $20.0
                                          ---------                -------------
     Total............................    1,642,922                $64.4 million
                                          =========                =============

- --------
* Approximately equal to the book value of PG&W's common stock at the date of issuance.

  The proceeds from the shares issued on June 19, 1992, and October 27, 1993, were used to repay bank borrowings which had been incurred primarily to finance construction expenditures. The shares issued on March 23, 1992, represented capitalization of the $7.0 million contribution made by PEI to PG&W on January 30, 1992, which had been temporarily treated as an intercompany advance pending approval by the PPUC of the issuance of shares of common stock relative to such contribution. Upon its receipt, the $7.0 million contribution was utilized to repay bank borrowings incurred primarily to finance construction expenditures. The proceeds from the shares issued on May 31, 1994, were used by PG&W to redeem $15.0 million of its 9.50% 1988 series cumulative preferred stock, to fund the $534,375 premium in connection with such redemption, to repay a portion of its bank borrowings and for working capital purposes.

                      PENNSYLVANIA GAS AND WATER COMPANY

  On July 28, 1994, PEI implemented a Customer Stock Purchase Plan (the "Customer Plan") which provides the residential customers of PG&W with a method of purchasing newly-issued shares of PEI common stock at a 5% discount from the market price. PEI uses proceeds from the issuance of shares through the Customer Plan to purchase common stock of PG&W. During 1994, PG&W realized $1.7 million from the issuance of common stock to PEI in connection with the Customer Plan. Additionally, on January 3, 1995, PG&W realized $1.2 million from the issuance of common stock to PEI in connection with the Customer Plan.

  Through PEI's Dividend Reinvestment and Stock Purchase Plan ("DRP"), holders of shares of PEI common stock may reinvest cash dividends and/or make cash investments in the common stock of PEI. The DRP was amended on May 5, 1994, to provide PEI's shareholders with a method of reinvesting cash dividends and making cash investments to purchase newly-issued shares of PEI's common stock at a 5% discount from the market price. Prior to such amendment, cash dividends were reinvested at 100% of the market price in newly-issued shares and cash investments were used to purchase shares of PEI common stock on the open market. PEI uses the proceeds from the DRP to purchase common stock of PG&W. During 1994, 1993 and 1992, PG&W realized $1.8 million, $465,000 and $385,000, respectively, from the issuance of common stock to PEI in connection with the DRP. Additionally, on January 3, 1995, PG&W realized $1.3 million from the issuance of common stock to PEI in connection with the DRP.

(6) PREFERRED STOCK

 Preferred Stock of PG&W Subject to Mandatory Redemption

  On December 23, 1993, PG&W redeemed 100,000 shares of its 9.50% 1988 series cumulative preferred stock at a price of $103.5625 per share (plus accrued dividends to the redemption date), which included a voluntary redemption premium of $3.5625 per share ($356,250 in the aggregate). On May 31, 1994, PG&W redeemed the remaining 150,000 outstanding shares of its 9.50% 1988 series cumulative preferred stock, $100 par value, at a price of $103.5625 per share, which included a voluntary redemption premium of $3.5625 per share ($534,375 in the aggregate), plus accrued dividends.

  On December 16, 1994, PG&W redeemed all 150,000 shares of its 8.90% cumulative preferred stock at a price of $102.97 per share, which included a voluntary redemption premium of $2.97 per share ($445,500 in the aggregate).

  The holders of the 5.75% cumulative preferred stock have a noncumulative right each year to tender to PG&W and to require it to purchase at a per share price not exceeding $100, up to (a) that number of shares of the 5.75% cumulative preferred stock which can be acquired for an aggregate purchase price of $80,000 less (b) the number of such shares which PG&W may already have purchased during the year at a per share price of not more than $100. Eight hundred such shares were acquired and cancelled by PG&W in each of the three years in the period ended December 31, 1994, for an aggregate purchase price in each year of $80,000.

  As of December 31, 1994, the sinking fund requirements relative to PG&W's 5.75% cumulative preferred stock (the only series of preferred stock subject to mandatory redemption that was outstanding as of such date) were $80,000 for each of the years 1995 through 1999.

  At PG&W's option, the 5.75% cumulative preferred stock may currently be redeemed at a price of $102.00 per share ($1,876,800 in the aggregate).

 Preferred Stock of PG&W Not Subject to Mandatory Redemption

  On August 18, 1992, PG&W issued 250,000 shares of its 9% cumulative preferred stock, par value $100 per share, for aggregate net proceeds of approximately $23.6 million. The 9% cumulative preferred stock is not

                      PENNSYLVANIA GAS AND WATER COMPANY
redeemable by PG&W prior to September 15, 1997. Thereafter, it is redeemable at the option of PG&W, in whole or in part, upon not less than 30 days' notice, at $100 per share plus accrued dividends to the date of redemption and at a premium of $8 per share if redeemed from September 15, 1997, to September 14, 1998, and a premium of $4 per share if redeemed from September 15, 1998, to September 14, 1999.

  At PG&W's option, the 4.10% cumulative preferred stock may currently be redeemed at a redemption price of $105.50 per share or for an aggregate redemption price of $10,550,000.

 Dividend Information

  The dividends on the preferred stock of PG&W in each of the three years in the period ended December 31, 1994, were as follows:

   SERIES                                                 1994    1993    1992
   ------                                                ------- ------- -------
                                                         (THOUSANDS OF DOLLARS)
   4.10%................................................ $   410 $   410 $   409
   5.75%................................................     108     113     117
   8.90%................................................   1,280   1,335   1,335
   9.00%................................................   2,250   2,250     829
   9.50% 1988 series....................................     591   2,354   2,375
                                                         ------- ------- -------
   Total................................................ $ 4,639 $ 6,462 $ 5,065
                                                         ======= ======= =======

  Dividends on all series of PG&W's preferred stock are cumulative, and if dividends in an amount equivalent to four full quarterly dividends on all shares of preferred stock then outstanding are in default and until all such dividends have been paid, the holders of the preferred stock, voting separately as one class, shall be entitled to elect a majority of the Board of Directors of PG&W. Additionally, PG&W may not declare dividends on its common stock if any dividends on shares of preferred stock then outstanding are in default.

(7) LONG-TERM DEBT

  Long-term debt consisted of the following components at December 31, 1994 and 1993:

                                                         1994         1993
                                                      -----------  -----------
                                                      (THOUSANDS OF DOLLARS)
   First mortgage bonds--
     8    % Series, due 1997......................... $     3,535  $     3,745
     8.375% Series, due 2002.........................      30,000       30,000
     9.23 % Series, due 1999.........................      10,000       10,000
     9.34 % Series, due 2019.........................      15,000       15,000
     9.57 % Series, due 1996.........................      50,000       50,000
                                                      -----------  -----------
                                                          108,535      108,745
                                                      -----------  -----------
   Notes--
     1%, due 1994 (Small Business Administration)....         --           845
     Bank borrowings, at weighted average interest
      rates of 5.28% and 4.31%, respectively (Note
      9).............................................      65,500       47,000
                                                      -----------  -----------
                                                           65,500       47,845
                                                      -----------  -----------
   Less current maturities and sinking fund
    requirements.....................................      (3,210)     (31,055)
                                                      -----------  -----------
     Total long-term debt of PG&W.................... $   170,825  $   125,535
                                                      ===========  ===========

                      PENNSYLVANIA GAS AND WATER COMPANY

  Maturities and Sinking Fund Requirements. As of December 31, 1994, the aggregate annual maturities and sinking fund requirements of long-term debt for each of the next five years ending December 31, were:

        YEAR                                                        AMOUNT
        ----                                                     ------------
        1995.................................................... $  3,210,000
        1996.................................................... $112,710,000(a)
        1997.................................................... $  3,115,000
        1998.................................................... $        --
        1999.................................................... $ 10,000,000

            --------
            (a) Includes $62.5 million of bank borrowings outstanding as of
                December 31, 1994, due May 31, 1996, and the 9.57% Series First Mortgage Bonds in the principal amount of $50.0 million due September 1, 1996.

(8) DIVIDEND RESTRICTIONS

  The preferred stock provisions of PG&W's Restated Articles of Incorporation and certain of the agreements under which PG&W has issued long-term debt provide for certain dividend restrictions. As of December 31, 1994, $37,357,000 of the retained earnings of PG&W were restricted against the payment of cash dividends on common stock under the most restrictive of these covenants.

(9) BANK NOTES PAYABLE

  PG&W has entered into a revolving bank credit agreement (the "Credit Agreement") with a group of six banks under the terms of which $60.0 million is available for borrowing by PG&W. The Credit Agreement terminates on May 31, 1996, at which time any borrowings outstanding thereunder are due and payable. The interest rate on borrowings under the Credit Agreement is generally less than prime. The Credit Agreement also requires the payment of a commitment fee of .195% per annum on the average daily amount of the unused portion of the available funds. As of April 26, 1995, $29.0 million of borrowings were outstanding under the Credit Agreement. PG&W currently has three additional bank lines of credit with an aggregate borrowing capacity of $7.5 million which provide for borrowings at interest rates generally less than prime. Borrowings outstanding under two of these bank lines of credit with borrowing capacities of $2.0 million and $3.0 million mature on May 31, 1995, and June 30, 1995, respectively. Borrowings outstanding under the third bank line of credit with a borrowing capacity of $2.5 million mature on May 31, 1996. As of April 26, 1995, PG&W had $5.2 million of borrowings outstanding under these additional bank lines of credit. The commitment fees paid by PG&W with respect to its revolving bank credit agreements totaled $97,000 in 1994, $113,000 in 1993 and $152,000 in 1992.

  Because of limitations imposed by the terms of PG&W's preferred stock, PG&W is prohibited, without the consent of the holders of a majority of the outstanding shares of its preferred stock, from issuing more than $12.0 million of unsecured debt due on demand or within one year from issuance. PG&W had no unsecured debt due on demand or within one year from issuance outstanding as of December 31, 1994.

                      PENNSYLVANIA GAS AND WATER COMPANY

  Information relating to PG&W's bank lines of credit and borrowings under those lines of credit is set forth below:

                                                        AS OF DECEMBER 31,
                                                      -------------------------
                                                       1994     1993     1992
                                                      -------  -------  -------
                                                      (THOUSANDS OF DOLLARS)
   Borrowings under lines of credit
     Short-term...................................... $   --   $ 2,000  $   --
     Long-term.......................................  65,500   47,000   17,000
                                                      -------  -------  -------
                                                      $65,500  $49,000  $17,000
                                                      =======  =======  =======
   Unused lines of credit
     Short-term...................................... $   --   $ 5,000  $   --
     Long-term.......................................   2,000   13,000   28,000
                                                      -------  -------  -------
                                                      $ 2,000  $18,000  $28,000
                                                      =======  =======  =======
   Total lines of credit
     Prime rate...................................... $   --   $ 2,000  $45,000
     Other than prime rate...........................  67,500   65,000      --
                                                      -------  -------  -------
                                                      $67,500  $67,000  $45,000
                                                      =======  =======  =======
   Short-term bank borrowings (a)
     Maximum amount outstanding...................... $ 5,692  $ 5,666  $   --
     Daily average amount outstanding................ $   441  $   637  $   --
     Weighted daily average interest rate............   3.984%   4.046%     --
     Weighted average interest rate at year-end......     --     4.208%     --
     Range of interest rates.........................   3.700-   3.750-     --
                                                        6.000%   6.000%     --

- --------
(a) PG&W did not incur any short-term bank borrowings during the year ended December 31, 1992, and had no short-term bank borrowings outstanding as of December 31, 1992, or December 31, 1994.

(10) POSTEMPLOYMENT BENEFITS

 Pension Benefits

  Substantially all employees of PG&W are covered by PEI's trusteed, noncontributory, defined benefit pension plan. Pension benefits are based on years of service and average final salary. PG&W's funding policy is to contribute an amount necessary to provide for benefits based on service to date, as well as for benefits expected to be earned in the future by current participants. To the extent that the present value of these obligations is fully covered by assets in the trust, a contribution may not be made for a particular year.

  Under the terms of the Agreement regarding the sale of PG&W's water operations, Pennsylvania-American will assume the accumulated benefit obligations relating to employees of PG&W who accept employment with Pennsylvania-American (the "Transferred Employees") and plan assets in an amount equal to the actuarial present value of accumulated plan benefits relative to the Transferred Employees will be transferred to the American pension plan. Since the Transferred Employees have not yet been specifically identified, it is not currently possible to calculate either the accumulated benefit obligations or the amount of plan assets relating to the discontinued operations. PG&W will recognize both a settlement gain and a gain on curtailment of the pension plan, which are currently estimated to total $3.2 million ($1.9 million net of related income taxes), primarily because of the elimination of projected salary increases relative to the Transferred Employees.

                      PENNSYLVANIA GAS AND WATER COMPANY

  Net pension costs, including amounts capitalized and related to discontinued operations, were $562,000, $443,000 and $333,000 in 1994, 1993 and 1992, respectively. The following items were the components of such net pension costs:

                                                     1994     1993     1992
                                                    -------  -------  -------
                                                    (THOUSANDS OF DOLLARS)
   Present value of benefits earned during the
    year........................................... $   999  $   854  $   789
   Interest cost on projected benefit obligations..   2,545    2,402    2,262
   Return on plan assets...........................     973   (3,127)  (2,646)
   Net amortization and deferral...................    (101)     (97)     (93)
   Deferral of investment (loss) gain..............  (3,854)     411       21
                                                    -------  -------  -------
     Net pension cost.............................. $   562  $   443  $   333
                                                    =======  =======  =======

  The funded status of the plan as of December 31, 1994 and 1993, was as follows:

                                                          1994         1993
                                                       -----------  -----------
                                                       (THOUSANDS OF DOLLARS)
   Actuarial present value of the projected benefit
    obligations:
    Accumulated benefit obligations
     Vested..........................................  $    21,592  $    24,265
     Nonvested.......................................           77          125
                                                       -----------  -----------
       Total.........................................       21,669       24,390
    Provision for future salary increases............        7,565        9,769
                                                       -----------  -----------
    Projected benefit obligations....................       29,234       34,159
   Market value of plan assets, primarily invested in
    equities and bonds...............................       30,457       32,471
                                                       -----------  -----------
   Plan assets in excess of (less than) projected
    benefit obligations..............................        1,223       (1,688)
   Unrecognized net transition asset as of January 1,
    1986, being amortized over 20 years..............       (2,528)      (2,758)
   Unrecognized prior service costs..................        2,150        2,279
   Unrecognized net (gain) loss......................       (1,644)       1,710
                                                       -----------  -----------
   Accrued pension cost at year-end..................  $      (799) $      (457)
                                                       ===========  ===========

  The discount rate used to determine the actuarial present value of the projected benefit obligations was 8 3/4% in 1994 and 8% in both 1993 and 1992. An expected long-term rate of return on plan assets of 9% and a 5 1/2% projected increase in future compensation levels were assumed in determining the net pension cost for 1994, 1993 and 1992.

 Other Postretirement Benefits

  In addition to pension benefits, PG&W provides certain health care and life insurance benefits for retired employees. Substantially all of PG&W's employees may become eligible for those benefits if they reach retirement age while working for PG&W. Prior to January 1, 1993, the cost of retiree health care and life insurance, which totaled $870,000 in 1992, was expensed as the premiums were paid under insurance contracts.

  Effective January 1, 1993, PG&W adopted the provisions of FASB Statement 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The provisions of FASB Statement 106 require that PG&W record the cost of retiree health care and life insurance benefits as a liability over the employees' active service periods instead of on a benefits-paid basis, as was PG&W's prior practice.

                      PENNSYLVANIA GAS AND WATER COMPANY

  Under the terms of the Agreement regarding the sale of PG&W's water utility operations, Pennsylvania-American will assume the accumulated benefit obligation relating to employees of PG&W who accept employment with Pennsylvania-American (the "Transferred Employees") and also certain retired employees, and the plan assets will be transferred to trusts established by Pennsylvania-American since such assets relate solely to the discontinued operations. Because the Transferred Employees and retirees for whom Pennsylvania-American will assume the obligation for postretirement benefits other than pensions have not yet been specifically identified, it is not currently possible to calculate the accumulated benefit obligation relative to the discontinued operations. However, PG&W does not expect to recognize either a gain or a loss relative to the transfer of such obligations.

  The following items were the components of the net cost of postretirement benefits other than pensions for the years 1994 and 1993:

                                                         1994         1993
                                                      -----------  -----------
                                                      (THOUSANDS OF DOLLARS)
   Present value of benefits earned during the year.. $       269  $       226
   Interest cost on accumulated benefit obligation...         967          967
   Return on plan assets.............................          (6)         --
   Net amortization and deferral.....................         654          617
                                                      -----------  -----------
   Net cost of postretirement benefits other than
    pensions.........................................       1,884        1,810
   Less disbursements for benefits...................        (987)        (983)
                                                      -----------  -----------
   Increase in liability for postretirement benefits
    other than pensions.............................. $       897  $       827
                                                      ===========  ===========

  Reconciliations of the accumulated benefit obligation to the accrued liability for postretirement benefits other than pensions as of December 31, 1994 and 1993, follow:

                                                          1994         1993
                                                       -----------  -----------
                                                       (THOUSANDS OF DOLLARS)
   Accumulated benefit obligation:
     Retirees........................................  $     9,021  $    10,149
     Fully eligible active employees.................        1,628        1,735
     Other active employees..........................        1,305        1,222
                                                       -----------  -----------
                                                            11,954       13,106
   Plan assets at fair value.........................          839          --
                                                       -----------  -----------
   Accumulated benefit obligation in excess of plan
    assets...........................................       11,115       13,106
   Unrecognized transition obligation being amortized
    over 20 years....................................      (11,108)     (11,725)
   Unrecognized net gain (loss)......................          885         (554)
                                                       -----------  -----------
   Accrued liability for postretirement benefits
    other than pensions..............................  $       892  $       827
                                                       ===========  ===========

  The assumptions used to calculate the costs to be accrued by PG&W under FASB Statement 106 included discount rates of 8 3/4% and 8% in 1994 and 1993, respectively, and a 5 1/2% projected annual increase in future compensation levels. It was also assumed that the per capita cost of covered health care benefits would increase at an annual rate of 10 1/2% in 1994 and that this rate would decrease gradually to 5 1/2% for the year 2003 and remain at that level thereafter. The health care cost trend rate assumption had a significant effect on the amounts accrued. To illustrate, increasing the assumed health care cost trend rate by 1 percentage point in each year would increase the transition obligation as of January 1, 1994, by approximately $778,000 and the aggregate of the service and interest cost components of the net cost of postretirement benefits other than pensions for the year 1994 by approximately $64,000.

                      PENNSYLVANIA GAS AND WATER COMPANY

  Because PG&W has not sought to increase its base gas rates since January 1, 1993, it has not recorded a regulatory asset relative to the costs incurred pursuant to FASB Statement 106. The $447,000 ($256,000 net of related income taxes) and $407,000 ($232,000 net of related income taxes) of additional cost incurred in 1994 and 1993, respectively, as a result of the adoption of the provisions of FASB Statement 106 were expensed without any adjustment in its gas rates.

 Other Postemployment Benefits

  In December, 1992, FASB Statement 112, "Employers' Accounting for Postemployment Benefits," was issued. The provisions of this statement require the recording of a liability for postemployment benefits (such as disability benefits, including workers' compensation, salary continuation and the continuation of benefits such as health care and life insurance) provided to former or inactive employees, their beneficiaries and covered dependents. PG&W consistently recorded liabilities for benefits of this nature prior to the effectiveness of FASB Statement 112 and, as a result, the provisions of FASB Statement 112, which PG&W adopted effective January 1, 1994, did not have a material impact on its financial position or results of operations.

(11) CONSTRUCTION EXPENDITURES

  PG&W estimates the cost of its 1995 construction program will be $24.8 million. It is anticipated that such expenditures will be financed with internally generated funds and bank borrowings, pending the periodic issuance of stock and long-term debt.

(12) COMMITMENTS AND CONTINGENCIES

 Valve Maintenance

  On November 16, 1993, the PPUC staff issued an Emergency Order, subsequently ratified by the PPUC (the "Emergency Order"), requiring PG&W to survey its gas distribution system to verify the location and spacing of its gas shut off valves, to add or repair valves where needed and to establish programs for the periodic inspection and maintenance of all such valves and the verification of all gas service line information. On March 31, 1995, the PPUC adopted an Order approving a plan submitted by PG&W for complying with the Emergency Order. PG&W does not believe that compliance with the terms of such Order will have a material adverse effect on its financial position or results of operations.

 Environmental Matters

  PG&W, like many gas distribution companies, once utilized manufactured gas plants in connection with providing gas service to its customers. None of these plants has been in operation since 1960, and several of the plant sites are no longer owned by PG&W. Pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), PG&W filed notices with the United States Environmental Protection Agency (the "EPA") with respect to the former plant sites. None of the sites is or was formerly on the proposed or final National Priorities List. The EPA has conducted site inspections and made preliminary assessments of each site and has concluded that no further remedial action is planned. While this conclusion does not constitute a legal prohibition against further regulatory action under CERCLA or other applicable federal or state law, PG&W does not believe that additional costs, if any, related to these manufactured gas plant sites would be material to its financial position or results of operations since environmental remediation costs generally are recoverable through rates over a period of time.

                      PENNSYLVANIA GAS AND WATER COMPANY

                  NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

(13) QUARTERLY FINANCIAL DATA (UNAUDITED)

                                            QUARTER ENDED
                          -----------------------------------------------------------
                          MARCH 31,     JUNE 30,       SEPTEMBER 30,    DECEMBER 31,
                             1994         1994              1994            1994
                          ------------  ------------   --------------   -------------
                          (THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
Operating revenues......   $     80,233 $     26,568      $     14,356    $     46,835
Operating income........         10,606        1,916               180           6,426
Income (loss) from con-
 tinuing operations.....          6,958       (1,793)           (3,505)          3,003
Income from discontinued
 operations.............          2,079        2,675             2,985           2,765
Net income (loss).......          9,037          882              (520)          5,768
Earnings (loss) per
 share of common stock:
  Continuing operations.           1.43         (.36)             (.65)            .55
  Discontinued opera-
   tions................            .43          .53               .55             .51
  Net income (loss) be-
   fore premium on re-
   demption of preferred
   stock................           1.86          .17              (.10)           1.06
  Premium on redemption
   of preferred stock...            --          (.11)              --             (.08)
  Earnings (loss) per
   share of common
   stock................           1.86          .06              (.10)            .98
                                            QUARTER ENDED
                          -----------------------------------------------------------
                          MARCH 31,     JUNE 30,       SEPTEMBER 30,    DECEMBER 31,
                             1993         1993              1993            1993
                          ------------  ------------   --------------   -------------
                          (THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
Operating revenues......   $     66,931 $     24,060      $     13,015    $     49,319
Operating income (loss).         10,038        1,517              (245)          7,482
Income (loss) from con-
 tinuing operations.....          5,815       (2,654)           (4,312)          3,081
Income from discontinued
 operations.............          1,012        1,617             2,806           2,474
Net income (loss).......          6,827       (1,037)           (1,506)          5,555
Earnings (loss) per
 share of common stock:
 (a)
  Continuing operations.           1.45         (.66)             (.33)            .67
  Discontinued opera-
   tions................            .25          .40               .70             .53
  Earnings (loss) per
   share of common stock
   (a)..................           1.70         (.26)              .37            1.20

- --------
(a) The total of the earnings per share for the quarters does not equal the earnings per share for the year, as shown elsewhere in the financial statements and supplementary data of this report, as a result of PG&W's issuance of additional shares of common stock at various dates during the year.

  Because of the seasonal nature of PG&W's gas heating business, there are substantial variations in operations reported on a quarterly basis.

(14) DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

    . Long-term debt. The fair value of PG&W's long-term debt has been estimated based on the quoted market price as of the respective dates for the portion of such debt which is publicly traded and, with respect to the portion of such debt which is not publicly traded, on the estimated borrowing rate as of the respective dates for long-term debt of comparable credit quality with similar terms and maturities.

    . Preferred stock subject to mandatory redemption. The fair value of PG&W's preferred stock subject to mandatory redemption has been estimated based on the market value as of the respective dates for preferred stock of comparable credit quality with similar terms and maturities.

  The carrying amounts and estimated fair values of PG&W's financial instruments at December 31, 1994 and 1993, were as follows:

                                                1994                1993
                                         ------------------- -------------------
                                         CARRYING ESTIMATED  CARRYING ESTIMATED
                                          AMOUNT  FAIR VALUE  AMOUNT  FAIR VALUE
                                         -------- ---------- -------- ----------
                                                 (THOUSANDS OF DOLLARS)
   Long-term debt (including current
    portion)...........................  $174,035  $177,027  $156,590  $167,803
   Preferred stock subject to mandatory
    redemption (including current
    portion)...........................     1,840     1,877    31,920    33,087

  PG&W believes that the regulatory treatment of any excess or deficiency of fair value relative to the carrying amounts of these items, if such items were settled at amounts approximating those above, would dictate that these amounts be used to increase or reduce PG&W's rates over a prescribed amortization period. Accordingly, any settlement would not result in a material impact on PG&W's financial position or the results of operations of either PEI or PG&W.

                       PENNSYLVANIA GAS AND WATER COMPANY

                              STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                         SIX MONTHS ENDED
                                                             JUNE 30,
                                                      ------------------------
                                                         1995*        1994*
                                                      -----------  -----------
                                                      (THOUSANDS OF DOLLARS)
OPERATING REVENUES................................... $    93,421  $   106,801
  Cost of gas........................................      54,281       64,814
                                                      -----------  -----------
OPERATING MARGIN.....................................      39,140       41,987
                                                      -----------  -----------
OTHER OPERATING EXPENSES:
  Operation..........................................      11,281       11,304
  Maintenance........................................       2,280        2,194
  Depreciation.......................................       3,576        3,340
  Income taxes.......................................       4,101        5,551
  Taxes other than income taxes......................       6,535        6,999
                                                      -----------  -----------
    Total other operating expenses...................      27,773       29,388
                                                      -----------  -----------
OPERATING INCOME.....................................      11,367       12,599
OTHER INCOME (DEDUCTIONS), NET.......................         172           81
                                                      -----------  -----------
INCOME BEFORE INTEREST CHARGES.......................      11,539       12,680
                                                      -----------  -----------
INTEREST CHARGES:
  Interest on long-term debt.........................       4,659        4,300
  Other interest.....................................         687          551
  Allowance for borrowed funds used during
   construction......................................         (22)         (10)
                                                      -----------  -----------
    Total interest charges...........................       5,324        4,841
                                                      -----------  -----------
INCOME FROM CONTINUING OPERATIONS....................       6,215        7,839
                                                      -----------  -----------
DISCONTINUED OPERATIONS (Note 2):
  Income from discontinued operations................       2,127        4,724
  Estimated loss on disposal of discontinued
   operations, net of anticipated income during
   phase-out period of $6,855,000 (net of related
   income taxes of $5,316,000).......................      (5,831)         --
                                                      -----------  -----------
  Income (loss) with respect to discontinued
   operations........................................      (3,704)       4,724
                                                      -----------  -----------
NET INCOME...........................................       2,511       12,563
DIVIDENDS ON PREFERRED STOCK.........................       1,383        2,644
                                                      -----------  -----------
EARNINGS APPLICABLE TO COMMON STOCK.................. $     1,128  $     9,919
                                                      ===========  ===========
COMMON STOCK:
  Earnings (loss) per share of common stock:
   Continuing operations............................. $       .87  $      1.05
   Discontinued operations...........................        (.67)         .95
                                                      -----------  -----------
  Net income before premium on redemption of
   preferred stock...................................         .20         2.00
  Premium on redemption of preferred stock...........         --          (.11)
                                                      -----------  -----------
  Total.............................................. $       .20  $      1.89
                                                      ===========  ===========
  Weighted average shares outstanding................   5,548,741    4,957,277
                                                      ===========  ===========
  Cash dividends per share........................... $    1.4125  $      .705
                                                      ===========  ===========

- --------
*See Note 2 regarding discontinued operations and restatement of prior period financial statements.

    The accompanying notes are an integral part of the financial statements.

                       PENNSYLVANIA GAS AND WATER COMPANY

                                 BALANCE SHEETS

                                                        JUNE 30,   DECEMBER 31,
                                                          1995*       1994*
                                                       ----------- ------------
                                                       (UNAUDITED)
                                                        (THOUSANDS OF DOLLARS)
ASSETS
- ------
UTILITY PLANT:
  At original cost, less acquisition adjustments of
   $386,000...........................................  $ 288,071   $ 284,080
  Accumulated depreciation............................    (75,668)    (74,408)
                                                        ---------   ---------
                                                          212,403     209,672
                                                        ---------   ---------
OTHER PROPERTY AND INVESTMENTS........................      3,289       2,872
                                                        ---------   ---------
CURRENT ASSETS:
  Cash................................................        234         304
  Accounts receivable--
   Customers..........................................     10,787      15,676
   Others.............................................        645       1,474
   Reserve for uncollectible accounts.................     (1,322)       (921)
  Accrued utility revenues............................      1,390       9,004
  Materials and supplies, at average cost.............      2,713       2,743
  Gas held by suppliers, at average cost..............     12,838      20,025
  Natural gas transition costs collectible............      4,342       4,708
  Deferred cost of gas and supplier refunds, net......        --        3,767
  Prepaid expenses and other..........................      6,232       1,470
                                                        ---------   ---------
                                                           37,859      58,250
                                                        ---------   ---------
DEFERRED CHARGES:
  Regulatory assets
   Deferred taxes collectible.........................     29,942      31,696
   Natural gas transition costs collectible...........      1,991       4,099
   Other..............................................      2,825       3,131
  Unamortized debt expense............................      1,669       1,867
  Other...............................................      3,218       3,552
                                                        ---------   ---------
                                                           39,645      44,345
                                                        ---------   ---------
NET ASSETS OF DISCONTINUED OPERATIONS.................    197,713     203,196
                                                        ---------   ---------
TOTAL ASSETS..........................................  $ 490,909   $ 518,335
                                                        =========   =========

- --------
* See Note 2 regarding discontinued operations and restatement of prior period financial statements.

    The accompanying notes are an integral part of the financial statements.

                       PENNSYLVANIA GAS AND WATER COMPANY

                                 BALANCE SHEETS

                                                        JUNE 30,   DECEMBER 31,
                                                          1995*       1994*
                                                       ----------- ------------
                                                       (UNAUDITED)
                                                        (THOUSANDS OF DOLLARS)
CAPITALIZATION AND LIABILITIES
- ------------------------------
CAPITALIZATION:
  Common shareholder's investment.....................  $214,369     $216,032
  Preferred stock--
   Not subject to mandatory redemption, net...........    33,615       33,615
   Subject to mandatory redemption....................     1,680        1,760
  Long-term debt......................................   108,000      170,825
                                                        --------     --------
                                                         357,664      422,232
                                                        --------     --------
CURRENT LIABILITIES:
  Current portion of long-term debt and preferred
   stock subject to mandatory redemption..............    36,670        3,290
  Note payable to bank................................     2,000          --
  Accounts payable--
   Suppliers..........................................    14,483       16,762
   Affiliates, net....................................     1,541          788
  Deferred cost of gas and supplier refunds, net......     9,056          --
  Accrued general business and realty taxes...........       779        3,381
  Accrued income taxes................................       946        3,185
  Accrued interest....................................     2,974        2,713
  Accrued natural gas transition costs................     2,158        2,356
  Other...............................................     2,860        2,395
                                                        --------     --------
                                                          73,467       34,870
                                                        --------     --------
DEFERRED CREDITS:
  Deferred income taxes...............................    46,747       46,627
  Accrued natural gas transition costs................     2,170        3,250
  Unamortized investment tax credits..................     5,024        5,110
  Operating reserves..................................     2,191        2,383
  Other...............................................     3,646        3,863
                                                        --------     --------
                                                          59,778       61,233
                                                        --------     --------
COMMITMENTS AND CONTINGENCIES (Note 4)
TOTAL CAPITALIZATION AND LIABILITIES..................  $490,909     $518,335
                                                        ========     ========

- --------
* See Note 2 regarding discontinued operations and restatement of prior period financial statements.

    The accompanying notes are an integral part of the financial statements.

                       PENNSYLVANIA GAS AND WATER COMPANY

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                         SIX MONTHS ENDED
                                                             JUNE 30,
                                                      ------------------------
                                                         1995*        1994*
                                                      -----------  -----------
                                                      (THOUSANDS OF DOLLARS)
CASH FLOW FROM OPERATING ACTIVITIES:
  Income from continuing operations.................. $     6,215  $     7,839
  Effects of noncash charges to income--
    Depreciation.....................................       3,596        3,353
    Deferred income taxes, net.......................        (127)         744
    Provisions for self insurance....................         526          735
    Other, net.......................................       1,219        1,572
  Changes in working capital, exclusive of cash and
   current portion of long-term debt--Receivables and
   accrued utility revenues..........................      13,733       12,137
    Gas held by suppliers............................       7,187       14,642
    Accounts payable.................................      (2,691)      (4,165)
    Deferred cost of gas and supplier refunds, net...      14,019        5,492
    Other current assets and liabilities, net........      (8,847)      (2,998)
  Other operating items, net.........................         438         (827)
                                                      -----------  -----------
      Net cash provided by continuing operations.....      35,268       38,524
  Net cash provided (used) by discontinued operations
   (Note 2)..........................................       3,764       (3,308)
                                                      -----------  -----------
      Net cash provided by operating activities......      39,032       35,216
                                                      -----------  -----------
CASH FLOW FROM INVESTING ACTIVITIES:
  Additions to utility plant (net of allowance for
   equity funds used during construction)............      (8,304)      (7,777)
  Other, net.........................................        (246)          35
                                                      -----------  -----------
      Net cash used for investing activities.........      (8,550)      (7,742)
                                                      -----------  -----------
CASH FLOW FROM FINANCING ACTIVITIES:
  Issuance of common stock...........................       5,046       20,390
  Redemption of preferred stock......................         (80)     (15,080)
  Dividends on common and preferred stock............      (9,220)      (6,255)
  Repayment of long-term debt........................        (210)      (1,054)
  Repayment of note payable to parent................         --        (3,680)
  Net decrease in bank borrowings....................     (26,070)     (23,014)
  Other, net.........................................         (18)        (540)
                                                      -----------  -----------
      Net cash used for financing activities.........     (30,552)     (29,233)
                                                      -----------  -----------
NET DECREASE IN CASH AND CASH EQUIVALENTS............         (70)      (1,759)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD.....         304        2,714
                                                      -----------  -----------
CASH AND CASH EQUIVALENTS AT END OF PERIOD........... $       234  $       955
                                                      ===========  ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the period for:
    Interest (net of amount capitalized)............. $    11,266  $    10,031
                                                      ===========  ===========
    Income taxes..................................... $     8,143  $     4,314
                                                      ===========  ===========

- --------
*See Note 2 regarding discontinued operations and restatement of prior period financial statements.

    The accompanying notes are an integral part of the financial statements.

                      PENNSYLVANIA GAS AND WATER COMPANY

                         NOTES TO FINANCIAL STATEMENTS

(1) GENERAL

  The interim financial statements included herein have been prepared by Pennsylvania Gas and Water Company ("PG&W"), without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although PG&W believes that the disclosures are adequate to make the information presented not misleading.

  The results for the interim periods are not indicative of the results to be expected for the year, primarily due to the effect of seasonal variations in weather. However, in the opinion of management, all adjustments, consisting of only normal recurring accruals, necessary to present fairly the results for the interim periods have been reflected in the financial statements. It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in PG&W's latest annual report on Form 10-K.

(2) DISCONTINUED OPERATIONS

  On April 26, 1995, Pennsylvania Enterprises, Inc. ("PEI"), the parent company of PG&W, and PG&W signed a definitive agreement (the "Agreement") with American Water Works Company, Inc. ("American") and Pennsylvania-American Water Company ("Pennsylvania-American"), a wholly-owned subsidiary of American, providing for the sale to Pennsylvania-American of substantially all of the assets, properties and rights of PG&W's water utility operations.

  Under the terms of the Agreement, Pennsylvania-American will pay approximately $409 million consisting of $254 million in cash and the assumption of $155 million of PG&W's liabilities, including $141 million of its long-term debt. This price is subject to adjustment for changes in the assets of PG&W's water utility operations and the liabilities to be assumed by Pennsylvania-American between December 31, 1994, and the date of closing, which currently is expected to take place in December, 1995. Until the closing, PG&W will continue to operate its water utility business.

  The sale price reflects a $6.5 million premium over the book value of the assets being sold. However, after transaction costs and the write-off of certain deferred regulatory assets and deferred credits, the sale will result in an estimated after tax loss of $5 to 8 million, net of the expected income from the water operations during the phase-out period to the date of closing (which has been assumed to be December 31, 1995). The sale will involve a gain for income tax purposes, primarily because of the accelerated depreciation that has been claimed by PG&W with respect to the water utility plant that is being sold. It is currently estimated that the income taxes payable on the sale, for which deferred income taxes have previously been provided, will be approximately $55 million.

  The net cash proceeds from the sale of approximately $201 million, after the payment of income taxes, will be used by PEI and PG&W to retire debt, to repurchase stock and for working capital for their continuing operations. After the sale, the principal assets of PG&W will consist of its gas utility operations and approximately 46,000 acres of land.

  The sale of PG&W's water utility operations to Pennsylvania-American is subject to approval by the Pennsylvania Public Utility Commission ("PPUC"), approval of the stockholders and certain debt holders of both PEI and PG&W, termination of the waiting period under federal antitrust laws, and various other regulatory approvals and certain other conditions.

  The accompanying financial statements reflect PG&W's water utility operations as "discontinued operations" effective March 31, 1995. Interest charges have been allocated to the discontinued operations based

                      PENNSYLVANIA GAS AND WATER COMPANY
on the relationship of the gross water utility plant that is being sold to the total of PG&W's gross gas and water utility plant. This is the same method as has been utilized by PG&W and the PPUC in establishing the revenue requirements of both PG&W's gas and water utility operations. None of the dividends on PG&W's preferred stock has been allocated to the discontinued operations.

  Selected financial information with respect to the discontinued operations is set forth below:

                     NET ASSETS OF DISCONTINUED OPERATIONS

                                                           AS OF       AS OF
                                                         JUNE 30,   DECEMBER 31,
                                                           1995         1994
                                                        ----------- ------------
                                                        (UNAUDITED)
                                                         (THOUSANDS OF DOLLARS)
   Net utility plant..................................   $364,518     $359,399
   Current assets (primarily accounts receivable and
    accrued revenues).................................     13,291       12,141
   Deferred charges and other assets..................     27,111       31,103
                                                         --------     --------
   Total assets being acquired by Pennsylvania-Ameri-
    can...............................................    404,920      402,643
                                                         --------     --------
   Liabilities being assumed by Pennsylvania-American
     Long-term debt...................................    141,295      141,420
     Other............................................     14,280       13,168
                                                         --------     --------
                                                          155,575      154,588
                                                         --------     --------
   Net assets being acquired by Pennsylvania-American.    249,345      248,055
   Estimated liability for income taxes on sale of
    discontinued operations...........................    (55,315)     (55,542)
   Anticipated income from discontinued operations
    during balance of phase-out period................      3,683          --
   Other net assets of discontinued operations (writ-
    ten off as of March 31, 1995).....................        --        10,683
                                                         --------     --------
   Total net assets of discontinued operations........   $197,713     $203,196
                                                         ========     ========

                INCOME FROM DISCONTINUED OPERATIONS (UNAUDITED)

                                                            SIX MONTHS ENDED
                                                                JUNE 30,
                                                        ------------------------
                                                           1995*        1994
                                                        ----------- ------------
                                                         (THOUSANDS OF DOLLARS)
   Operating revenues.................................   $ 15,640     $ 32,966
                                                         --------     --------
   Operating expenses, excluding income taxes
     Depreciation.....................................      1,946        3,964
     Other operating expenses.........................      6,929       14,685
                                                         --------     --------
                                                            8,875       18,649
                                                         --------     --------
   Operating income before income taxes...............      6,765       14,317
     Income taxes.....................................      1,403        3,370
                                                         --------     --------
   Operating income...................................      5,362       10,947
     Allocated interest and other charges.............      3,235        6,223
                                                         --------     --------
   Income from discontinued operations................   $  2,127     $  4,724
                                                         ========     ========

- --------
* Reflects amounts only through March 31, 1995, the effective date of the discontinuance of PG&W's water utility operations for financial statement purposes.

                      PENNSYLVANIA GAS AND WATER COMPANY

        NET CASH PROVIDED (USED) BY DISCONTINUED OPERATIONS (UNAUDITED)

                                                          SIX MONTHS ENDED
                                                               JUNE 30
                                                       ------------------------
                                                          1995*        1994
                                                       -----------  -----------
                                                       (THOUSANDS OF DOLLARS)
   Income from discontinued operations...............  $     2,127  $     4,724
   Noncash charges (credits) to income:
     Depreciation....................................        1,946        3,964
     Deferred treatment plant costs..................          145          291
     Deferred income taxes...........................          447        2,152
     Deferred water utility billings.................          --        (2,909)
   Changes in working capital, exclusive of cash and
    current portion of long-term debt................        1,648          485
   Additions to utility plant........................       (2,276)      (8,676)
   Utilization of proceeds from issuance of long-term
    debt to be assumed by Pennsylvania-American......        1,137        4,240
   Repayment of water facility loans.................         (127)      (7,279)
   Other, net........................................       (1,283)        (300)
                                                       -----------  -----------
   Net cash provided (used) by discontinued
    operations.......................................  $     3,764  $    (3,308)
                                                       ===========  ===========

- --------
* Reflects amounts only through March 31, 1995, the effective date of the discontinuance of PG&W's water utility operations for financial statement purposes.

(3) RECOVERY OF ORDER 636 TRANSITION COSTS

  On October 15, 1993, the PPUC adopted an annual purchased gas cost ("PGC") order (the "PGC Order") regarding recovery of Federal Energy Regulatory Commission ("FERC") Order 636 transition costs. The PGC Order stated that Gas Transition Costs are subject to recovery through the annual PGC rate filing. PG&W was billed a total of $1.1 million of Gas Transition Costs by its interstate pipelines over a nineteen-month period extending through March 31, 1995. Of this amount, $858,000 was recovered by PG&W over a twelve-month period ended January 31, 1995, through an increase in its PGC rate. PG&W will seek recovery of the remaining $252,000 of Gas Transition Costs in its annual PGC rate that is effective December 1, 1995.

  The PGC Order also indicated that while Non-Gas Transition Costs are not natural gas costs eligible for recovery under the PGC rate filing mechanism, such costs are subject to full recovery by local distribution companies through the filing of a tariff pursuant to either the existing surcharge or base rate provisions of the Pennsylvania Public Utility Code. By Order of the PPUC entered August 26, 1994, PG&W began recovering the Non-Gas Transition Costs that it estimates it will ultimately be billed pursuant to FERC Order 636 through the billing of a surcharge to its customers effective September 12, 1994. It is currently estimated that $9.4 million of Non-Gas Transition Costs will be billed to PG&W, generally over a four-year period extending through the fourth quarter of 1997, of which $5.0 million had been billed to PG&W and $3.0 million had been recovered from its customers as of June 30, 1995. PG&W has recorded the estimated Non-Gas Transition Costs that remain to be billed to it and the amounts remaining to be recovered from its customers.

(4) COMMITMENTS AND CONTINGENCIES

 Valve Maintenance

  On November 16, 1993, the PPUC staff issued an Emergency Order, subsequently ratified by the PPUC (the "Emergency Order"), requiring PG&W to survey its gas distribution system to verify the location and

                      PENNSYLVANIA GAS AND WATER COMPANY

                  NOTES TO FINANCIAL STATEMENTS--(CONCLUDED) spacing of its gas shut off valves, to add or repair valves where needed and to establish programs for the periodic inspection and maintenance of all such valves and the verification of all gas service line information. On March 31, 1995, the PPUC adopted an Order approving a plan submitted by PG&W for complying with the Emergency Order. PG&W does not believe that compliance with the terms of the Order will have a material adverse effect on its financial position or results of operations.

 Environmental Matters

  PG&W, like many gas distribution companies, once utilized manufactured gas plants in connection with providing gas service to its customers. None of these plants has been in operation since 1960, and several of the plant sites are no longer owned by PG&W. Pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), PG&W filed notices with the United States Environmental Protection Agency (the "EPA") with respect to the former plant sites. None of the sites is or was formerly on the proposed or final National Priorities List. The EPA has conducted site inspections and made preliminary assessments of each site and has concluded that no further remedial action is planned. While this conclusion does not constitute a legal prohibition against further regulatory action under CERCLA or other applicable federal or state law, PG&W does not believe that additional costs, if any, related to these manufactured gas plant sites would be material to its financial position or results of operations since environmental remediation costs generally are recoverable through rates over a period of time.

                                                                         ANNEX A
                                                                  EXECUTION COPY

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


                            ASSET PURCHASE AGREEMENT

                                     AMONG

                        PENNSYLVANIA ENTERPRISES, INC.,

                      PENNSYLVANIA GAS AND WATER COMPANY,

                      AMERICAN WATER WORKS COMPANY, INC.,

                                      AND

                      PENNSYLVANIA-AMERICAN WATER COMPANY

                                  DATED AS OF

                                 APRIL 26, 1995


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
 ARTICLE 1 DEFINITIONS.....................................................  A-1
  1.1  Certain Definitions................................................   A-1
 ARTICLE 2 THE TRANSACTION.................................................  A-7
  2.1  Sale and Purchase of Assets........................................   A-7
  2.2  Excluded Assets....................................................   A-7
  2.3  Assumption of Certain Liabilities..................................   A-8
  2.4  Consent of Third Parties...........................................  A-10
  2.5  Closing............................................................  A-10
  2.6  Purchase Price.....................................................  A-10
  2.7  Deliveries and Proceedings at Closing..............................  A-12
  2.8  Allocation of Consideration........................................  A-13
  2.9  Prorations.........................................................  A-13
 ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER........................ A-14
  3.1  Qualification; No Interest in Other Entities.......................  A-14
  3.2  Authorization and Enforceability...................................  A-14
  3.3  No Violation of Laws or Agreements.................................  A-14
  3.4  Financial Statements...............................................  A-15
  3.5  No Changes.........................................................  A-15
  3.6  Contracts..........................................................  A-16
  3.7  Permits and Compliance With Laws Generally.........................  A-16
  3.8  Environmental Matters..............................................  A-16
  3.9  Consents...........................................................  A-18
  3.10 Title..............................................................  A-18
  3.11 Real Estate........................................................  A-18
  3.12 Taxes..............................................................  A-19
  3.13 Patents and Intellectual Property Rights...........................  A-19
  3.14 Accounts Receivable................................................  A-19
  3.15 Labor Relations....................................................  A-19
  3.16 Employee Benefit Plans.............................................  A-19
  3.17 Absence of Undisclosed Liabilities.................................  A-20
  3.18 No Pending Litigation or Proceedings...............................  A-21
  3.19 Supply of Utilities................................................  A-21
  3.20 Insurance..........................................................  A-21
  3.21 Relationship with Customers........................................  A-21
  3.22 WARN Act...........................................................  A-21
  3.23 Condition of Assets................................................  A-21
  3.24 Brokerage..........................................................  A-22
  3.25 All Assets.........................................................  A-22
 ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER......................... A-22
  4.1  Organization and Good Standing.....................................  A-22
  4.2  Authorization and Enforceability...................................  A-22
  4.3  No Violation of Laws or Agreements.................................  A-22
  4.4  Consents...........................................................  A-23
  4.5  Financing..........................................................  A-23
  4.6  Brokerage..........................................................  A-23

                                                                            PAGE
                                                                            ----
 ARTICLE 5 ADDITIONAL COVENANTS............................................ A-23
  5.1  Conduct of Business................................................  A-23
  5.2  Negotiations.......................................................  A-24
  5.3  Disclosure Schedules...............................................  A-24
  5.4  Mutual Covenants...................................................  A-25
  5.5  Filings and Authorizations.........................................  A-25
  5.6  Public Announcement................................................  A-26
  5.7  Further Assurances.................................................  A-26
  5.8  Cooperation........................................................  A-26
  5.9  Employees; Employee Benefits.......................................  A-27
  5.10 Employee Pension Plan..............................................  A-29
  5.11 Employee Savings Plan..............................................  A-30
  5.12 Post-Retirement Health Care and Life Insurance.....................  A-30
  5.13 Taxes..............................................................  A-31
  5.14 Survey.............................................................  A-31
  5.15 PEI Guarantees.....................................................  A-31
  5.16 Assumption of Seller Debt..........................................  A-32
  5.17 Schedule of Permits................................................  A-32
  5.18 Title Information..................................................  A-32
  5.19 Transaction with Related Parties...................................  A-32
  5.20 Approval by PEI....................................................  A-32
  5.21 Supplemental Information...........................................  A-32
  5.22 Non-Competition....................................................  A-33
  5.23 Insurance..........................................................  A-33
 ARTICLE 6 CONDITIONS PRECEDENT; TERMINATION............................... A-33
  6.1  Conditions Precedent to Obligations of Buyer and Parent............  A-33
  6.2  Conditions Precedent to Obligations of Seller Parties..............  A-34
  6.3  Termination........................................................  A-36
  6.4  Termination Payments...............................................  A-36
 ARTICLE 7 CERTAIN ADDITIONAL COVENANTS.................................... A-37
  7.1  Certain Taxes and Expenses.........................................  A-37
  7.2  Maintenance of Books and Records...................................  A-37
  7.3  Survival...........................................................  A-37
  7.4  Indemnification....................................................  A-39
  7.5  UCC Matters........................................................  A-41
  7.6  Financial Statements...............................................  A-41
  7.7  Collection of Receivables..........................................  A-42
 ARTICLE 8 MISCELLANEOUS................................................... A-42
  8.1  Construction.......................................................  A-42
  8.2  Notices............................................................  A-42
  8.3  Successors and Assigns.............................................  A-43
  8.4  Exhibits and Schedules.............................................  A-43
  8.5  Governing Law......................................................  A-43
  8.6  Consent to Jurisdiction............................................  A-43
  8.7  Severability.......................................................  A-43
  8.8  No Third Party Beneficiaries.......................................  A-44
  8.9  Entire Agreement...................................................  A-44
  8.10 Amendment and Waiver...............................................  A-44
  8.11 Counterparts.......................................................  A-44

                                                                            PAGE
                                                                            ----
  8.12 Headings...........................................................  A-44
  8.13 Definitions........................................................  A-44
  8.14 No Implied Representation..........................................  A-44
  8.15 Construction of Certain Provisions.................................  A-44
  8.16 Bulk Sales.........................................................  A-45

                           ASSET PURCHASE AGREEMENT

  THIS IS AN ASSET PURCHASE AGREEMENT (the "Agreement"), dated as of April 26, 1995, by and among Pennsylvania Enterprises, Inc., a Pennsylvania corporation ("PEI"), Pennsylvania Gas and Water Company, a Pennsylvania corporation ("Seller"), American Water Works Company, Inc., a Delaware corporation ("Parent") and Pennsylvania-American Water Company, a Pennsylvania corporation ("Buyer").

                                  BACKGROUND

  A. PEI is a holding company which owns all the outstanding common stock, no par value, stated value $10.00 per share, of Seller. Seller is a public utility engaged, among other things, in the business of storing, supplying, distributing and selling water to the public in certain areas in northeastern Pennsylvania which business is regulated by the Pennsylvania Public Utility Commission (the "Business"). Seller and PEI are sometimes hereinafter referred to as the "Seller Parties."

  B. Parent is a holding company which owns all of the outstanding common stock, par value $5.50 per share, of Buyer. Buyer desires to purchase substantially all of the assets, properties and rights of the Business, and Seller desires to sell, and to cause the sale of, such assets, properties and rights on the terms and subject to the conditions set forth in this Agreement.

                                     TERMS

  NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE 1

                                  Definitions

  1.1 Certain Definitions. As used in this Agreement, the following terms shall have the respective meanings ascribed to them in this Section:

  1.1.1 "Acquired Assets" means, subject to Section 2.2, all of Seller's right, title, and interest in, under and to all of the assets, properties and rights exclusively used in the Business as a going concern of every kind, nature and description existing on the Closing Date, wherever such assets, properties and rights are located and whether such assets, properties and rights are real, personal or mixed, tangible or intangible, and whether or not any of such assets, properties and rights have any value for accounting purposes or are carried or reflected on or specifically referred to in Seller's books or financial statements, including all of the assets, properties and rights exclusively relating to the Business enumerated below:

    (a) all real property described in Schedule 1.1.1(a), together with all fixtures, fittings, buildings, structures and other improvements erected thereon, and easements, rights of way, water lines, rights of use, licenses, hereditaments, tenements, privileges and other appurtenances thereto or otherwise exclusively related to the Business (such as appurtenant rights in and to public streets) (the "Real Estate");

    (b) to the extent not included in clause (a) above, all water tanks, reservoirs, water works, plant and systems, purification and filtration systems, pumping stations, pumps, wells, mains, water pipes, hydrants, equipment, machinery, vehicles, tools, dies, spare parts, materials, water supplies, fixtures and improvements, construction in progress, jigs, molds, patterns, gauges and production fixtures and other tangible personal property, in transit or otherwise, used exclusively in the Business (the "Equipment and Other Tangible Personal Property");

    (c) notwithstanding the provisions of Section 2.2 but subject to Section 2.4, all of Seller's water appropriation and flowage rights referenced in the Order of Confirmation dated May 11, 1949 from the Pennsylvania Water and Power Resources Board other than the water appropriation and flowage rights relating to the reservoirs listed on Schedule 2.2; provided, however, that Buyer shall have the right to the water in the Schedule 2.2 reservoirs in the event of emergency or drought);

    (d) all accounts receivable from customers, accrued utility revenues, materials and supplies (at average cost net of reserve for obsolescence) and prepayments attributable in each case exclusively to the Business;

    (e) all unamortized debt expense (related to the Assumed Indebtedness), deferred treatment plant costs and carrying costs, deferred water utility billings and other deferred charges (excluding deferred taxes collectable) attributable exclusively to the Business of which recovery in future rates is probable;

    (f) Intellectual Property and goodwill, licenses and sublicenses granted and obtained with respect thereto;

    (g) subject to Section 2.4 hereof, (i) contracts, commitments, agreements and instruments relating to the sale of any assets, services, properties, materials or products, including all customer contracts, operating contracts and distribution contracts relating exclusively to the conduct of the Business; (ii) orders, contracts, supply agreements and other agreements relating exclusively to the purchase of any assets, services, properties, materials, or products for the Business; (iii) all leases of Real Estate exclusively related to the Business; (iv) all other contracts, agreements and instruments related exclusively to the Business; and (v) any such contracts, agreements and other instruments referred to in clauses
  (i)-(iv) inclusive, entered into between the date hereof and the Closing Date which are consistent with the terms of this Agreement and are entered into in the ordinary course of business consistent with past practice, and including in the case of clauses (i)-(iv) all such contracts, agreements and instruments more specifically listed or described in Schedule 3.6, but specifically excluding the Collective Bargaining Agreements (whether or not listed on Schedule 3.6) (the "Contracts");

    (h) subject to Section 2.4 hereof, franchises, approvals, permits, authorizations, licenses, orders, registrations, certificates, variances, and other similar permits or rights obtained from any Authority relating exclusively to the conduct of the Business and all pending applications therefor (the "Permits");

    (i) books, records, ledgers, files, documents (including originally executed copies of written Contracts, to the extent available, and copies to the extent not available), correspondence, Tax returns relating exclusively to the Business, memoranda, forms, lists, plats, architectural plans, drawings, and specifications, new product development materials, creative materials, advertising and promotional materials, studies, reports, sales and purchase correspondence, books of account and records relating to the Transferred Employees (to the extent such transfer is not prohibited by law), photographs, records of plant operations and materials used, quality control records and procedures, equipment maintenance records, manuals and warranty information, research and development files, data and laboratory books, inspection processes, in each case, whether in hard copy or magnetic format, in each instance, to the extent exclusively relating to the Business, the Acquired Assets or the Transferred Employees;

    (j) all rights or choses in action arising out of occurrences before or after the Closing Date and exclusively related to any of the Acquired Assets, including third party warranties and guarantees and all related claims, credits, rights of recovery and set-off and other similar contractual rights, as to third parties held by or in favor of Seller or PEI; provided, however, that (notwithstanding the foregoing provisions of this Section 1.1.1(j)), to the extent that Seller pays or discharges a liability related to the Business or any of the Acquired Assets and related to such right or chose in action (whether by reason of indemnification under this Agreement or otherwise), Buyer will reassign or reconvey to Seller such right or chose in action to the extent that such right or chose in action relates to a recovery of amounts paid to Buyer;

    (k) all rights to insurance and condemnation proceeds (i) to the extent relating to the damage, destruction, taking or other impairment of the Acquired Assets which damage, destruction, taking or other impairment occurs on or prior to the Closing but only to the extent that the proceeds exceed the amount of the write-down of the net book value of such Acquired Assets on the books and records of Seller as a result of such damage, destruction, taking or other impairment, and (ii) to the extent they relate to amounts paid by Buyer for Damages to the extent Buyer does not receive payment pursuant to Section 7.4.1(a); and

    (l) the Benefit Plan assets transferred to a trust established under an employee benefit plan maintained by Buyer in accordance with Sections 5.10,
  5.11 and 5.12. Notwithstanding the foregoing, the Acquired Assets shall also include all of Seller's right, title, and interest in and to the Common Plant Assets described in Schedule 1.1.1(b).

  1.1.2 "Adjusted Net Assets" has the meaning set forth in Section 2.6.4(a) hereof.

  1.1.3 "Affected Participant" has the meaning set forth in Sections 5.10.1 and 5.11.1 hereof.

  1.1.4 "Affiliate" of any Person means any Person, directly or indirectly controlling, controlled by or under common control with such Person.

  1.1.5 "Agreement" has the meaning set forth in the introduction hereof.

  1.1.6 "American Pension Plan" has the meaning set forth in Section 5.10.1 hereof.

  1.1.7 "American Savings Plan" has the meaning set forth in Section 5.11.1 hereof.

  1.1.8 "Antitrust Division" has the meaning set forth in Section 5.5 hereof.

  1.1.9 "Assumed Benefit Plan" has the meaning set forth in Section 3.16.6 hereof.

  1.1.10 "Assumed Indebtedness" means the liabilities and obligations from and after the Closing Date (except as set forth below) with respect to (i) Luzerne County Exempt Facilities Revenue Refunding Bonds 1992 Series A including, without limitation, the Seller's obligations under the Amended and Restated Project Facilities Agreement dated as of September 1, 1992 between Seller and the Luzerne County Industrial Development Authority (the "IDA"), (ii) Luzerne County Exempt Facilities Revenue Bonds 1992 Series B including, without limitation, the Seller's obligations under the Project Facilities Agreement dated as of December 1, 1992 between Seller and the IDA, (iii) Luzerne County Exempt Facilities Revenue Refunding Bonds 1993 Series A including, without limitation, the Seller's obligations under the Second Amended and Restated Project Facilities Agreement dated as of December 1, 1993 between Seller and the IDA, (iv) Luzerne County Exempt Facilities Revenue Refunding Bonds 1994 Series A including, without limitation, the Seller's obligations under the Amended and Restated Project Facilities Agreement dated as of November 1, 1994 between Seller and the IDA, (v) Loan Agreement dated October 16, 1987 between Seller and the Pennsylvania Water Facilities Loan Board, (vi) two Loan Agreements dated March 3, 1989 between Seller and the Pennsylvania Infrastructure Investment Authority ("PENNVEST"), (vii) three Loan Agreements dated December 3, 1992 between Seller and PENNVEST. For purposes of clarity, except as set forth in the next sentence below, "Assumed Indebtedness" shall not include any liability or obligation to the extent accrued prior to the Closing Date or to the extent arising out of or relates to an event, circumstance or occurrence prior to the Closing Date. "Assumed Indebtedness" shall include the outstanding principal amount and the accrued but unpaid interest owed by Seller on the debt obligations set forth in the first sentence of this definition.

  1.1.11 "Assumed Liabilities" has the meaning set forth in Section 2.3 hereof.

  1.1.12 "Assumption Agreement" has the meaning set forth in Section 2.3.2 hereof.

  1.1.13 "Authority" means any federal, state, local or foreign governmental or regulatory entity (or any department, agency, authority or political subdivision thereof).

  1.1.14 "Base Cash Purchase Price" has the meaning set forth in Section 2.6.1 hereof.

  1.1.15 "Beneficiary" means the Person(s) designated by an Employee, by operation of law or otherwise, as entitled to compensation, benefits, insurance coverage, payments or any other goods or services under a Benefit Plan.

  1.1.16 "Benefit Plans" has the meaning set forth in Section 3.16.1 hereof.

  1.1.17 "Business" has the meaning set forth in the Background section hereof.

  1.1.18 "Business Day" means any day other than a Saturday, Sunday, or a day on which banking institutions in the Commonwealth of Pennsylvania are authorized or obligated by law or executive order to close.

  1.1.19 "Buyer" has the meaning set forth in the introduction hereof.

  1.1.20 "Buyer's Accountants" means Price Waterhouse LLP or any firm of independent public accountants hereafter designated by Buyer for purposes of this Agreement.

  1.1.21 "Buyer's Adjusted Amount" has the meaning set forth in Section 2.6.4(a) hereof.

  1.1.22 "Ceiling" has the meaning set forth in Section 7.4.2(e) hereof.

  1.1.23 "CERCLA" has the meaning set forth in Section 3.8.2 hereof.

  1.1.24 "CERCLIS" has the meaning set forth in Section 3.8.7 hereof.

  1.1.25 "Closing" has the meaning set forth in Section 2.5 hereof.

  1.1.26 "Closing Date" has the meaning set forth in Section 2.5 hereof.

  1.1.27 "Closing Statement of Net Assets" has the meaning set forth in
Section 2.6.4(a) hereof.

  1.1.28 "Code" means the Internal Revenue Code of 1986, as amended.

  1.1.29 "Collective Bargaining Agreements" means the agreements identified as such on Schedule 3.6 hereto.

  1.1.30 "Common Plant Assets" means the assets set forth on Schedule
1.1.1(b).

  1.1.31 "Competing Transaction" has the meaning set forth in Section 5.2.

  1.1.32 "Contracts" has the meaning set forth in Section 1.1.1(g) hereof.

  1.1.33 "Control" with respect to any Person means the ownership, directly or indirectly, of at least a majority of the voting power of each class of capital stock of such Person entitled to vote in the election of directors of such Person generally.

  1.1.34 "Damages" has the meaning set forth in Section 7.4.1(c) hereof.

  1.1.35 "DER" means the Pennsylvania Department of Environmental Resources.

  1.1.36 "Disclosure Schedules" means the Schedules referenced in Articles 3, 4 and 5 of this Agreement, as amended or supplemented pursuant to Section 5.3.

  1.1.37 "Employees" has the meaning set forth in Section 5.9.1 hereof.

  1.1.38 "Environmental Laws" has the meaning set forth in Section 3.8 hereof.

  1.1.39 "Equipment and Other Tangible Personal Property" has the meaning set forth in Section 1.1.1(b) hereof.

  1.1.40 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

  1.1.41 "ERISA Affiliate" means (a) any corporation included with any of the Seller Parties in a controlled group of corporations within the meaning of
Section 414(b) of the Code; (b) any trade or business (whether or not incorporated) which is under common control with any of the Seller Parties within the meaning of Section 414(c) of the Code; (c) any member of an affiliated service group of which any of the Seller Parties is a member within the meaning of Section 414(m) of the Code; or (d) any other person or entity treated as an affiliate of any of the Seller Parties under Section 414(o) of the Code.

  1.1.42 "Excluded Assets" has the meaning set forth in Section 2.2 hereof.

  1.1.43 "Excluded Real Estate" means the real property of Seller other than the real property described on Schedule 1.1.1(a).

  1.1.44 "Financial Statements" has the meaning set forth in Section 3.4 hereof.

  1.1.45 "FIRPTA Affidavit" has the meaning set forth in Section 2.7.1 hereof.

  1.1.46 "Former Employees" means all salaried and hourly employees once employed by Seller or any of its Affiliates, but who are no longer so employed on the Closing Date.

  1.1.47 "FTC" has the meaning set forth in Section 5.5 hereof.

  1.1.48 "GAAP" has the meaning set forth in Section 3.4 hereof.

  1.1.49 "Hazardous Substance" has the meaning set forth in Section 3.8 hereof.

  1.1.50 "HSR Act" has the meaning set forth in Section 3.9 hereof.

  1.1.51 "IDA" shall mean the Luzerne County Industrial Development Authority.

  1.1.52 "IDA Financings" shall mean the indebtedness described in clauses (i) through (iv) of the definition of Assumed Indebtedness.

  1.1.53 "Indemnified Party" has the meaning set forth in Section 7.4.2(a) hereof.

  1.1.54 "Indemnifying Party" has the meaning set forth in Section 7.4.2(a) hereof.

  1.1.55 "Intellectual Property" means the trademarks, patents, trade names and copyrights and applications therefor, inventions, trade secrets, and confidential business information (including know-how, formulas, water filtration, purification and pumping processes and techniques, technical data, designs, drawings, customer and supplier lists, and business and marketing plans and proposals), all computer software (including data and related documentation and object and source codes), whether in magnetic format or hard copy, and tangible embodiments thereof (in whatever form or medium) of Seller, in each case, utilized exclusively in the Business.

  1.1.56 "Interim Statement of Net Assets" means the statement of net assets for the Business at December 31, 1994.

  1.1.57 "Interim Statement of Net Assets Date" means December 31, 1994.

  1.1.58 "IRS" has the meaning set forth in Section 3.16.2 hereof.

  1.1.59 "Lien" means any lien, charge, claim, pledge, security interest, conditional sale agreement or other title retention agreement, lease, mortgage, security agreement, right of first refusal, option, restriction, tenancy, license, right of way, easement or other encumbrance (including the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or statute or law of any jurisdiction).

  1.1.60 "Material Adverse Effect" means a change or effect (or series of related changes or effects) which has or is reasonably likely to have a material adverse change in or effect upon the business, assets, condition (financial or otherwise), or results of operations of the Business or the Acquired Assets, taken as a whole.

  1.1.61 "Mortgage Indenture" has the meaning set forth in Section 6.1.4 hereof.

  1.1.62 "On-site Conditions" has the meaning set forth in Section 2.3.1(d).

  1.1.63 "Operating Easement" has the meaning set forth in Section 6.1.7(a) hereof.

  1.1.64 "OSHA" has the meaning set forth in Section 3.7.1 hereof.

  1.1.65 "PCBs" has the meaning set forth in Section 3.8.6 hereof.

  1.1.66 "PEI" has the meaning set forth in the introduction hereof.

  1.1.67 "PEI Pension Plan" has the meaning set forth in Section 5.10.1 hereof.

  1.1.68 "PEI Savings Plan" has the meaning set forth in Section 5.11.1 hereof.

  1.1.69 "Permits" has the meaning set forth in Section 1.1.1(h) hereof.

  1.1.70 "Permitted Exceptions" has the meaning set forth in Section 3.10 hereof; provided, however, that from and after the Closing Permitted Exceptions shall not include any Lien arising under or resulting from the Mortgage Indenture.

  1.1.71 "Person" means an individual, a corporation, a partnership, an association, an Authority, a trust or other entity or organization.

  1.1.72 "PPUC" has the meaning set forth in Section 5.5 hereof.

  1.1.73 "Prime Rate" means the rate per annum announced from time to time during the reference period by Citibank N.A. as its United States prime, reference or base rate for commercial loans.

  1.1.74 "Purchase Price" has the meaning set forth in Section 2.6.1 hereof.

  1.1.75 "Real Estate" has the meaning set forth in Section 1.1.1(a) hereof.

  1.1.76 "Recovery" has the meaning set forth in Section 7.4.2(l) hereof.

  1.1.77 "Release" or "Released" has the meaning set forth in Section 3.8 hereof.

  1.1.78 "Remedial Action" has the meaning set forth in Section 3.8 hereof.

  1.1.79 "Retained Liabilities" has the meaning set forth in Section 2.3 hereof.

  1.1.80 "Review Period" has the meaning set forth in Section 2.6.4(b) hereof.

  1.1.81 "SEC" has the meaning set forth in Section 5.8.3.

  1.1.82 "Securities Filings" has the meaning set forth in Section 5.8.2 hereof.

  1.1.83 "Seller" has the meaning set forth in the introduction hereof.

  1.1.84 "Seller's Accountants" means Arthur Andersen LLP or any other firm of independent public accountants hereafter designated by Seller for purposes of this Agreement.

  1.1.85 "Specified Liabilities" has the meaning set forth in Section 7.4.2(f) hereof.

  1.1.86 "Survey" has the meaning set forth in Section 5.14.1 hereof.

  1.1.87 "Taxes" means any federal, state, local and foreign income, payroll, withholding, excise, sales, use, personal property, use and occupancy, business and occupation, mercantile, real estate, gross receipts, license, employment, severance, stamp, premium, windfall profits, social security (or similar unemployment), disability, transfer, registration, value added, alternative, or add-on minimum, estimated, or capital stock and franchise and other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

  1.1.88 "Third Accounting Firm" has the meaning set forth in Section 2.6.4(b) hereof.

  1.1.89 "Threshold Amount" has the meaning set forth in Section 7.4.2(e) hereof.

  1.1.90 "Third Party Claim" has the meaning set forth in Section 7.4(b)(i) hereof.

  1.1.91 "Transferred Accounts" has the meaning set forth in Section 5.11.2 hereof.

  1.1.92 "Transaction Documents" has the meaning set forth in Section 3.2 hereof.

  1.1.93 "Transferred Employees" has the meaning set forth in Section 5.9.2 hereof.

  1.1.94 "Union Employees" has the meaning set forth in Section 5.9.1 hereof.

  1.1.95 "Utility Code" has the meaning set forth in Section 5.5 hereof.

  1.1.96 "VEBAs" has the meaning set forth in Section 5.12 hereof.

  1.1.97 "WARN Act" means the Worker Adjustment and Retraining Notification Act, as codified at 29 U.S.C. (S)(S) 2102-2109, as amended.

                                   ARTICLE 2

                                The Transaction

  2.1 Sale and Purchase of Assets. Subject to the terms and conditions of this Agreement, at the Closing referred to in Section 2.5 below, PEI shall cause Seller to sell, assign, transfer, deliver and convey to Buyer and Parent shall cause Buyer to purchase the Acquired Assets for the Purchase Price specified in Section 2.6.

  2.2 Excluded Assets. The following assets of Seller shall be excluded from the Acquired Assets (the "Excluded Assets"):

  2.2.1 assets of the Seller used in both the Business and in Seller's gas business other than those described on Schedule 1.1.1(b);

  2.2.2 cash and cash equivalents in transit, in hand or in bank accounts;

  2.2.3 except as otherwise set forth herein, assets attributable or related to any Benefit Plan;

  2.2.4 subject to Buyer's rights under clause (c) of the definition of Acquired Assets, the Excluded Real Estate;

  2.2.5 the stock record and minute books of Seller;

  2.2.6 Acquired Assets disposed of by Seller after the date of this Agreement to the extent such dispositions are not prohibited by this Agreement;

  2.2.7 except to the extent set forth in Sections 2.9 and 7.1, rights to refunds of Taxes payable with respect to the business, assets, properties or operations of any of the Seller Parties or any member of any affiliated group of which any of them is a member, and which are treated as Retained Liabilities under Section 2.3.3(b) below;

  2.2.8 security and other deposits held in Seller's accounts;

  2.2.9 accounts owing by and among Seller and its Affiliates;

  2.2.10 notes receivable and other receivables (other than accounts receivable from customers attributable exclusively to the Business);

  2.2.11 all deferred tax assets or collectibles;

  2.2.12 subject to Buyer's rights under clause (c) of the definition of Acquired Assets, the reservoirs listed on Schedule 2.2 hereto; and

  2.2.13 duplicate copies of all books and records transferred to Buyer.

  2.3 Assumption of Certain Liabilities.

  2.3.1 Buyer shall not assume any liabilities of PEI or Seller or any of their Affiliates, except that Buyer shall assume the following specific liabilities and obligations:

    (a) the obligations and liabilities set forth in Sections 5.9, 5.10, 5.11 and 5.12 hereof;

    (b) all liabilities and obligations of Seller in respect of the Contracts and Permits assigned or transferred to Buyer pursuant to this Agreement in accordance with the respective terms thereof to the extent the liability or obligation arises from and after the Closing Date;

    (c) the Assumed Indebtedness;

    (d) any liability, obligation or responsibility of Seller for conditions at the Real Estate, whether based on statutory or common law, now or hereafter in effect, known or unknown, contingent or actual, relating to or arising from pollution, contamination or protection of the environment, human health or safety or natural resources or relating to or arising from the presence or Release or threat of Release of Hazardous Substances into the environment at the Real Estate or into or from any building, structure, pipeline or other facility at the Real Estate, including without limitation, any CERCLA or similar liability under any federal or state law or regulation, except to the extent Buyer has given written notice of a claim for indemnification pursuant to Sections 7.3 and 7.4 hereof prior to the tenth anniversary of the Closing Date (and if Buyer has given written notice prior to the tenth anniversary of the Closing Date, to the extent that such claim is not entitled to indemnification under Sections 7.3 and 7.4) (the foregoing, the "On-site Conditions");

    (e) advances existing on the Closing Date for construction of facilities relating to the Business; and

    (f) liability for accrued but unused vacation pay for the Transferred Employees to the extent provided in Section 5.9.2.

  2.3.2 Any liabilities or obligations which are assumed by Buyer pursuant to
Section 2.3.1 above are hereinafter referred to as the "Assumed Liabilities." At the Closing, Parent shall cause Buyer to execute and deliver to Seller an assumption agreement, in substantially the form of the Assumption Agreement attached hereto as Exhibit A (the "Assumption Agreement"), pursuant to which Buyer shall assume the Assumed Liabilities. Each of Parent and Buyer hereby irrevocably and unconditionally waives and releases the Seller Parties from all Assumed Liabilities and all liabilities or obligations exclusively relating to the Business to the extent arising from events or occurrences after the Closing, including any liabilities created or which arise by statute or common law, including CERCLA (it being understood that this shall not constitute a waiver and release of any claims arising out of the contractual relationships between Buyer and Seller).

  2.3.3 Buyer shall not assume any liabilities, commitments or obligations (contingent or absolute and whether or not determinable as of the Closing) of any of the Seller Parties or any of their Affiliates except for the

Assumed Liabilities as specifically and expressly provided for above, whether such liabilities or obligations relate to payment, performance or otherwise, and all liabilities, commitments or obligations not expressly transferred to Buyer hereunder as Assumed Liabilities are being retained by the Seller Parties, (the "Retained Liabilities"). Each of the Seller Parties hereby irrevocably and unconditionally waives and releases Buyer from all Retained Liabilities including any liabilities created or which arise by statute or common law, including CERCLA (it being understood that this shall not constitute a waiver and release of any claims arising out of the contractual relationships between Buyer and Seller).

  Without limitation to the foregoing, all of the following shall be considered Retained Liabilities and not Assumed Liabilities (except as specified below) for the purposes of this Agreement:

    (a) any product liability, toxic tort or similar claim for injury to person or property, regardless of when made or asserted, to the extent that it arises out of or is based upon any express or implied representation, warranty, agreement or guarantee made by any of the Seller Parties or any of their Affiliates prior to Closing, or alleged to have been made by any of such Persons, or to the extent that it is imposed or asserted to be imposed by operation of law, in connection with any service performed or product distributed or sold by or on behalf of any of the Seller Parties or any of their Affiliates prior to Closing, including any claim referred to above in this Section 2.3.3(a) relating to water quality standards, any claim relating to any product delivered in connection with the performance of services provided by Seller and any claim seeking recovery for consequential damages, lost revenue or income;

    (b) except to the extent set forth in Sections 2.9 and 7.1 any federal, state, foreign or local income or other Tax payable with respect to the business, assets, properties or operations of any of the Seller Parties or any member of any affiliated group of which any of them is a member;

    (c) any liability or obligation associated with or in connection with the common plant assets (other than the liabilities and obligations exclusively related to the Common Plant Assets set forth on Schedule 1.1.1(b));

    (d) except as provided in Section 2.3.1 above, any liability or obligation with respect to compensation or employee benefits of any nature owed to any employees, agents or independent contractors of any of the Seller Parties or any of their Affiliates, whether or not employed by Buyer after the Closing, that arises out of or relates to events or conditions to the extent occurring before the Closing Date;

    (e) any liability or obligation of any of the Seller Parties or any of their Affiliates existing as a result of any act, failure to act or other state of facts or occurrence which constitutes a breach or violation of any of Seller's or PEI's representations, warranties, covenants or agreements contained in this Agreement, except to the extent set forth in Section 7.1;

    (f) except to the extent set forth in Section 2.3.1(d), any liability, obligation or responsibility of any of the Seller Parties, or any of their Affiliates or predecessors, whether based on statutory or common law, now or hereafter in effect, known or unknown, contingent or actual, relating to or arising from pollution, contamination or protection of the environment, human health or safety or natural resources or relating to or arising from the presence or Release or threat of Release of Hazardous Substances into the environment or into or from any building, structure, pipeline or other facility or relating to or arising from the generation, use, storage, treatment, disposal, transport or other handling of Hazardous Substances or sale of product containing Hazardous Substances or from violation of any law relating to the foregoing, including without limitation, any (A) CERCLA or similar liability under any federal or state law or regulation or (B) any such liability associated with businesses or assets of the Seller Parties other than the Business;

    (g) liabilities and obligations relating to the Business to the extent arising prior to Closing (unless otherwise constituting Assumed
  Liabilities) arising by operation of law under any common law or statutory doctrine (including successor liability or de facto merger);

    (h) any obligation or liability arising under any contract, commitment, instrument or agreement (1) that is not transferred to Buyer as part of the Acquired Assets, or (2) that relates to any breach or default (or to the extent that it relates to an event which would, with the passing of time or the giving of notice, or both, constitute a default) under any Contract, instrument or agreement or to any services to be provided by Seller under any such Contract, instrument or agreement to the extent that it arises out of or relates to any period prior to the Closing Date;

    (i) any liability or obligation in respect of the Excluded Assets; or

    (j) except for the Assumed Liabilities as specifically and expressly set forth herein, any liability to the extent arising out of or relating to the ownership or operation of the Acquired Assets or the Business prior to the Closing Date (including any predecessor operations), any claims, obligations or litigation to the extent arising out of or relating to events or conditions occurring before the Closing Date, and any liability associated with any business other than the Business.

  2.4 Consent of Third Parties. On the Closing Date, PEI shall cause Seller to assign to Buyer, and Parent shall cause Buyer to assume, the Contracts and the Permits which are to be transferred to Buyer as provided in this Agreement by means of the Assumption Agreement. To the extent that the assignment of all or any portion of any Contract or Permit shall require the consent (or result in a breach or violation thereof) of the other party thereto or any other third party, and such consent shall not be obtained prior to Closing, this Agreement shall not constitute an agreement to assign any such Contract or Permit included in the Acquired Assets. In order, however, to provide Buyer the full realization and value of every Contract of the character described in the immediately preceding sentence, Seller agrees that on and after the Closing, it will, at the request and under the direction of Buyer, in the name of Seller or otherwise as Buyer shall specify, take all reasonable actions (including without limitation the appointment of Buyer as attorney-in-fact for Seller to proceed at Buyer's sole cost and expense) and do or cause to be done all such things as shall in the reasonable opinion of Buyer be necessary (a) to assure that the rights of Seller or its Affiliates under such Contracts shall be preserved for the benefit of Buyer and (b) to facilitate receipt of the consideration to be received by Seller or its Affiliates in and under every such Contract. To the extent that Buyer does receive the benefits of any such Contract pursuant to the preceding sentence, such Contract shall be a Contract "assigned or transferred to Buyer pursuant to this Agreement" within the meaning of Section 2.3.1(b) hereof. Nothing in this Section 2.4 shall in any way diminish the obligations of Seller to obtain consents and approvals under this Agreement.

  2.5 Closing. Subject to the terms and conditions of this Agreement, the closing of the sale and purchase of the Acquired Assets (the "Closing") shall take place at 10 a.m., Philadelphia time, on a date mutually satisfactory to Buyer and Seller which is no later than the fifth Business Day after satisfaction (or waiver) of the conditions to Closing set forth in Sections
6.1 and 6.2 hereof (other than those conditions which require the delivery of any documents or the taking of other action, at the Closing) at the offices of Dechert Price & Rhoads, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103, or on such other date and at such other time or place as may be mutually agreed upon by the parties hereto (the "Closing Date").

  2.6 Purchase Price.

  2.6.1 Purchase Price. Subject to the terms and conditions of this Agreement, the aggregate purchase price based on and as of the date of the Interim Statement of Net Assets would be Four Hundred Nine Million One Hundred Forty-Three Thousand Dollars ($409,143,000). Subject to the terms and conditions of this Agreement, the aggregate purchase price to be paid by Buyer for the purchase of the Acquired Assets (the "Purchase Price") shall be (I) Two Hundred Fifty-Four Million Five Hundred Fifty-Five Thousand ($254,555,000) in cash (the "Base Cash Purchase Price", the Base Cash Purchase Price as adjusted in accordance with Section 2.6.3 is referred to as the "Initial Cash Payment"), subject to adjustment pursuant to the provisions of this Agreement (including Section 2.6.3, Section 2.6.4 and Section 2.9 of this Agreement) and
(II) the assumption by Buyer of the Assumed Liabilities.

  2.6.2 Payment of Initial Cash Payment. Subject to the terms and conditions of this Agreement, the Initial Cash Payment shall be paid by Buyer on the Closing Date by federal or other wire transfer of immediately available funds to the account designated by Seller in writing at least two (2) Business Days prior to the Closing Date.

  2.6.3 Estimated Closing Statement. At least five (5) Business Days prior to the Closing Date, Seller shall deliver to Buyer a statement of net assets (the "Estimated Statement of Net Assets") reflecting its good faith calculation of the Adjusted Net Assets of the Business as of the last day of the latest calendar month for which financial statements of Seller are available (the "Estimated Adjusted Net Assets"). The Estimated Statement of Net Assets shall be prepared in the same manner and utilizing the same accounting principles, policies and methods used in the preparation of the Interim Statement of Net Assets, except as set forth on Schedule 2.6.4. The Base Cash Purchase Price shall be increased or decreased on a dollar for dollar basis by the amount, if any, by which the Estimated Adjusted Net Assets is greater than or less than Two Hundred Forty-Eight Million, Fifty-Five Thousand Dollars ($248,055,000) (such increase or decrease, as the case may be, is referred to herein as the "Estimated Net Asset Adjustment").

  2.6.4 Post-Closing Adjustment to Purchase Price.

    (a) Within 90 days after the Closing, Buyer shall prepare and deliver to the Seller Parties a Statement of Net Assets (the "Closing Statement of Net Assets") which reflects the Adjusted Net Assets of the Business, as of midnight immediately preceding the Closing Date, based on actual financial performance and calculated in the same manner, utilizing the same accounting principles, policies and methods utilized in preparing the Interim Statement of Net Assets (except as set forth on Schedule 2.6.4), together with (A) an audit report of Buyer's Accountants stating that the Closing Statement of Net Assets has been prepared utilizing the same generally accepted accounting principles, policies and methods used in the preparation of the Interim Statement of Net Assets (except as set forth on Schedule 2.6.4) and (B) a calculation of Buyer's determination of the amount of increase or decrease in the amount of the Adjusted Net Assets of the Business from the Interim Statement of Net Assets Date to the Closing Date which is derived from the Closing Statement of Net Assets ("Buyer's Adjustment Amount"). For purposes of this Agreement, "Adjusted Net Assets " with respect to the Business means (1) all assets constituting Acquired Assets minus (2) all Assumed Liabilities (other than liabilities assumed by Buyer pursuant to Sections 5.9, 5.10, 5.11 and 5.12, but including accrued interest on the Assumed Indebtedness), minus (3) an amount equal to the aggregate difference between: (i) the cost of each Transferred Employee's vacation entitlement for the year in which the Closing occurs multiplied by a fraction, the numerator of which is the number of days in such year on or before Closing and the denominator of which is 365, and (ii) the cost of the vacation days each Transferred Employee has taken on or before Closing, minus (4) the excess of contributed property related to the Business over $10,104,000. Buyer shall pay the fees and expenses of Buyer's Accountants incurred in connection with this Section 2.6.4. The Seller Parties agree to cooperate, and agree to cause Seller's Accountants to cooperate, with Buyer and Buyer's Accountants in connection with the preparation of the Closing Statement of Net Assets and related information, and shall provide to Buyer and Buyer's Accountants such books, records and information as may be reasonably requested from time to time, including the work papers of Seller's Accountants. Buyer will give Seller and its representatives access during the normal business hours of Buyer to the personnel, books and records of Buyer and the work papers of Buyer's Accountants to assist Seller in the review of the Closing Statement of Net Assets and related matters. Notwithstanding the foregoing, the Closing Statement of Net Assets, Adjusted Net Assets and the Buyer's Adjustment Amount shall also be adjusted to reflect the items specified in Section 2.9 to the extent set forth therein. Buyer agrees that following the Closing through the date on which the Closing Statement of Net Assets is delivered it will not take any actions with respect to any accounting books, records, policies or procedures on which the Closing Statement of Net Assets is to be based that would make it impossible or impracticable to calculate the Adjusted Net Assets in the manner and utilizing the methods required hereby. Without limiting the generality of the foregoing, no changes shall be made in any reserve or other account existing as of the date of the Interim Statement of Net Assets except in the ordinary course or as a result of events occurring after the date of the Interim Statement of Net Assets and, in such event, only in a manner consistent with past practices of Seller.

    (b) Seller may dispute any amounts reflected on the Closing Statement of Net Assets or in the Buyer's Adjustment Amount, provided, however, that Seller shall notify Buyer in writing of each disputed amount, and specify the amount thereof in dispute and the basis of such dispute, within 30 days of the Seller's receipt of the Closing Statement of Net Assets, and the Buyer's Adjustment Amount (such 30 day period hereinafter referred to as the "Review Period"). In the event of a dispute with respect to the Closing Statement of Net Assets or the Buyer's Adjustment Amount, Buyer and Seller shall attempt to reconcile their differences and any resolution by them as to any disputed amounts shall be final, binding and conclusive on the parties. If Buyer and Seller are unable to reach a resolution of such differences within 30 days of receipt of Seller's written notice of dispute to Buyer, Buyer and Seller shall submit the amounts remaining in dispute for resolution to an independent accountant firm of national reputation mutually appointed by Seller and Buyer (such independent accounting firm being herein referred to as the "Third Accounting Firm"), which shall be requested to determine and report to the parties, within 30 days after such submission, upon such remaining disputed amounts, and such report shall be final, binding and conclusive on the parties hereto with respect to the amounts disputed. The fees and disbursements of the Third Accounting Firm shall be allocated between Buyer and the Seller Parties so that the Seller Parties' share of such fees and disbursements shall be in the same proportion that the aggregate amount of such remaining disputed amounts so submitted by the Seller Parties to the Third Accounting Firm that is unsuccessfully disputed by the Seller Parties (as finally determined by the Third Accounting Firm) bears to the total amount of such remaining disputed amounts so submitted by the Seller Parties to the Third Accounting Firm. The Seller Parties shall pay the fees and expenses of Seller's Accountants incurred in connection with this Section 2.6(d). Buyer's Adjustment Amount, if there are no disputes with respect thereto, or Buyer's Adjustment Amount as adjusted after the resolution of all disputes with respect thereto in accordance herewith, shall be referred to as the "Final Net Asset Adjustment."

    (c) If the Base Cash Purchase Price plus (or minus, if negative) the Final Net Asset Adjustment exceeds the Initial Cash Payment, then within five (5) Business Days after final determination thereof Buyer shall pay Seller the amount of such excess together with interest thereon for the period commencing on the Closing Date through the date of payment calculated at the Prime Rate in cash by federal or other wire transfer of immediately available funds, or certified or bank cashier's check. If the Initial Cash Payment exceeds the sum of the Base Cash Purchase Price plus (or minus, if negative) the Final Net Asset Adjustment, then within five
  (5) Business Days after final determination thereof Seller shall pay Buyer the amount of such excess together with interest thereon for the period commencing on the Closing Date through the date of payment calculated at the Prime Rate in cash by federal or other wire transfer of immediately available funds, or certified or bank cashier's check.

  2.7 Deliveries and Proceedings at Closing. Subject to the terms and conditions of this Agreement, at the Closing:

  2.7.1 Deliveries to Buyer. PEI shall cause Seller to deliver to Buyer:

    (a) bills of sale and instruments of assignment to the Acquired Assets, duly executed by Seller, substantially in the form of Exhibit B hereto and;

    (b) the consents to transfer, of all transferable or assignable Contracts, Intellectual Property, Permits (including Environmental Permits), to the extent specifically required hereunder;

    (c) title certificates to any motor vehicles included in the Acquired Assets, duly executed by Seller (together with any other transfer forms necessary to transfer title to such vehicles);

    (d) one or more deeds of conveyance to the Real Estate to Buyer, without covenant or warranty of title, duly executed and acknowledged by Seller and in recordable form, each substantially in the form of Exhibit C hereto;

    (e) the Foreign Investment in Real Property Tax Act Certification and Affidavit for each parcel of Real Estate, duly executed by the Seller Parties, substantially in the form of Exhibit D hereto (the "FIRPTA Affidavit");

    (f) the certificates, opinions and other documents required to be delivered by PEI and Seller pursuant to Section 6.1 hereof and certified resolutions evidencing the authority of Seller as set forth in Section 3.2 hereof;

    (g) all agreements and other documents required by this Agreement;

    (h) a receipt for the payment of the Initial Cash Payment duly executed by Seller;

    (i) all such other instruments of conveyance as shall, in the reasonable opinion of Buyer and its counsel, be necessary to transfer to Buyer the Acquired Assets in accordance with this Agreement and where necessary or desirable, in recordable form;

    (j) a lease of that portion of the Common Plant Assets which Buyer and Seller shall determine is reasonably required for the operation of the Business, substantially on terms set forth in Exhibit E; and

    (k) the Operating Easement duly executed by Seller.

  2.7.2 Deliveries By Buyer to the Seller Parties. Buyer will deliver to the Seller Parties:

    (a) wire transfer of immediately available funds in an amount equal to the Initial Cash Payment;

    (b) the Assumption Agreement, duly executed by Buyer;

    (c) the Operating Easement duly executed by Buyer;

    (d) the certificates, opinions and other documents required to be delivered by Buyer pursuant to Section 6.2 hereof; and

    (e) all such other instruments of assumption as shall, in the reasonable opinion of Seller and its counsel, be necessary for Buyer to assume the Assumed Liabilities in accordance with this Agreement.

  2.8 Allocation of Consideration. Buyer and Seller shall endeavor in good faith to agree upon an allocation of the consideration paid by Buyer to Seller among the Acquired Assets within 90 days after the Closing Date; Buyer and Seller shall endeavor in good faith to determine the value of the Acquired Assets subject to real estate transfer taxes within 90 days after the date hereof. If Buyer and Seller are unable to agree on the allocation, then, if Buyer so requests, the allocation shall be determined by an appraiser selected by Buyer and reasonably acceptable to Seller; the Buyer shall pay the fees and expenses of such appraisal. Buyer and the Seller Parties shall each report the federal, state and local income and other tax consequences of the transactions contemplated by this Agreement (which for purposes of this Agreement includes the Transaction Documents) in a manner consistent with such allocation if determined in accordance with the preceding two sentences including, but not limited to, the preparation and filing of Form 8594 under Section 1060 of the Code (or any successor form or successor provision of any future tax law, or any comparable provision of state, or local tax law) with their respective federal, state and local income tax returns for the taxable year that includes the Closing Date.

  2.9 Prorations. The parties hereto agree that the following expenses shall be calculated and pro rated as of the Closing Date, with Seller responsible for such expenses for the period up to the Closing Date, and Buyer to be responsible for the period on and after the Closing Date:

  2.9.1 personal and real property taxes (on the basis on which the same were assessed and paid) and sales, occupation and use taxes, in each case, to the extent relating to the Business and except as otherwise provided in Section 7.1;

  2.9.2 electric, fuel, gas, telephone, sewer and utility charges, in each case, to the extent relating to the Business;

  2.9.3 rentals and other charges under Contracts to be assumed by Buyer pursuant to Section 2.3 (except to the extent provided in Section 2.3.3(h); and

  2.9.4 charges under maintenance and service contracts and other Contracts (except to the extent provided in Section 2.3.3(h), and fees under Permits to be transferred to Buyer as part of the Acquired Assets.

  To the extent that any taxing authority shall assess or otherwise calculate real property taxes on a basis that includes both a portion of the Real Estate and a portion of the Excluded Real Estate, the parties agree that the following allocation principles shall apply. The parties shall each endeavor to obtain from the taxing authority a statement specifying the applicable taxes each party is obligated to pay. In the event that such a statement is not obtained, (a) the party receiving a tax bill shall be responsible for paying the tax, and the other party shall be required to reimburse the first party promptly following determination of the allocation, (b) the taxes based on the value of land shall be allocated based on the square footage of the property owned by each of them, (c) the taxes based on the value of improvements shall be allocated based on the assessed value, if known, of the improvements located on the lands of each party, and (d) all other taxes shall be allocated by mutual agreement in a manner generally consistent with the foregoing. The parties each agree to negotiate in good faith regarding these allocations.

                                   ARTICLE 3

                   Representations and Warranties of Seller

  Each of Seller and PEI jointly and severally represent and warrant to Buyer as follows:

  3.1 Qualification; No Interest in Other Entities.

  3.1.1 PEI is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite corporate power and corporate authority to own and vote the common stock, no par value, stated value $10.00 per share of Seller.

  3.1.2 Seller is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite corporate power and corporate authority to own, lease and operate the Acquired Assets and the Business as presently being conducted. Seller is qualified to do business and is in good standing as a foreign corporation in all jurisdictions wherein the nature of the business conducted by it or Seller's ownership or use of assets and properties make such qualification necessary except such failures to be qualified or to be in good standing, if any, which when taken together with all such other failures of Seller do not have a Material Adverse Effect.

  3.1.3 No shares of any corporation or any ownership or other investment interest, either of record, beneficially or equitably, in any Person are included in the Acquired Assets.

  3.2 Authorization and Enforceability. Each of Seller and PEI has full corporate power and corporate authority to execute, deliver and perform this Agreement and all other agreements and instruments to be executed by them in connection herewith (such other agreements and instruments being hereinafter referred to collectively as the "Transaction Documents"). The execution, delivery and performance by PEI and Seller of this Agreement and the Transaction Documents to which PEI and/or Seller is a party have been duly authorized by all necessary corporate action on the part of each of them, subject to the approval of each of Seller's and PEI's respective common (and in the case of Seller, preferred) stockholders. This Agreement has been duly executed and delivered by Seller and PEI, and as of the Closing Date the other Transaction Documents will be duly executed and delivered by Seller and PEI. This Agreement is a legal, valid and binding obligation of Seller and PEI, enforceable against them in accordance with its terms except as such enforceability may be limited by applicable laws relating to bankruptcy, insolvency, fraudulent conveyance, reorganization or affecting creditors' rights generally and except to the extent that injunctive or other equitable relief is within the discretion of a court. As of the Closing Date, each of the other Transaction Documents to which PEI and Seller is a party will be duly executed and delivered by PEI and Seller and will constitute the legal, valid and binding obligations of Seller and PEI, enforceable against them in accordance with its respective terms except as such enforceability may be limited by applicable laws relating to bankruptcy, insolvency, fraudulent conveyance, reorganization or affecting creditors' rights generally and except to the extent that injunctive or other equitable relief is within the discretion of a court.

  3.3 No Violation of Laws or Agreements. The execution, delivery, and performance of this Agreement and the Transaction Documents by PEI and/or Seller do not, and the consummation of the transactions contemplated by this Agreement and the Transaction Documents by PEI and Seller, will not (a) contravene any provision of the Restated Articles of Incorporation or Bylaws of PEI or Seller; or (b) except as set forth on
Schedule 3.3, violate, conflict with, result in a breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or result in or permit the termination, modification, acceleration, or cancellation of, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the Acquired Assets or give to others any interests or rights therein under (i) any indenture, mortgage, loan or credit agreement, license, instrument, lease, contract, plan, permit or other agreement or commitment, oral or written, to which PEI or Seller is a party, or by which the Business or any of the Acquired Assets may be bound or affected, except for such violations, conflicts, breaches, terminations, modifications, accelerations, cancellations, Liens, interests or rights which, individually and in the aggregate, do not have a Material Adverse Effect or will be cured, waived or terminated prior to the Closing Date, or (ii) any judgment, injunction, writ, award, decree, restriction, ruling, or order of any court, arbitrator or Authority or any applicable constitution, law, ordinance, rule or regulation, to which Seller or PEI is subject other than those violations or conflicts which individually and in the aggregate would not have a Material Adverse Effect.

  3.4 Financial Statements. Seller has previously delivered to Buyer the financial statements of Seller contained in Schedule 3.4 (collectively, the "Financial Statements") and the Interim Statement of Net Assets. The Financial Statements of Seller fairly present in all material respects the financial position and the results of operations of Seller in accordance with generally accepted accounting principles ("GAAP") consistently applied. Except as set forth on Schedule 3.4, the Interim Statement of Net Assets (a) has in all material respects been derived from the books and records of Seller and reflects the separation of the operations associated with the Business from other operations of Seller; and (b) fairly presents in all material respects the Acquired Assets and Assumed Liabilities as of the Interim Statement of Net Assets Date and has been prepared in accordance with GAAP. The Financial Statements as of and for the period ending December 31, 1994 have been prepared in the same manner and utilizing the same accounting principles, policies and methods used in the Financial Statements as of and for the period ending December 31, 1993 insofar as such Financial Statements relate to Acquired Assets or Assumed Liabilities. The Interim Statement of Net Assets has been prepared in the same manner and utilizing the same accounting principles, policies and methods used in the Financial Statements insofar as the Financial Statements relate to Acquired Assets or Assumed Liabilities. The financial statements included in the Annual Report to the PPUC for the year ended December 31, 1993 were prepared in all material respects in accordance with the rules and regulations of the PPUC.

  3.5 No Changes. Since the Interim Statement of Net Assets Date to the date hereof, Seller has conducted the Business as presently operated only in the ordinary course of business consistent with past practice. Since the Interim Statement of Net Assets Date, except as disclosed in Schedule 3.5, there has not been:

  3.5.1 any Material Adverse Effect;

  3.5.2 prior to the date of this Agreement, any change in the salaries or other compensation payable or to become payable to, or any advance (excluding advances for ordinary business expenses) or loan to, any Transferred Employee, or material change or material addition to, or material modification of, other benefits (including any bonus, profit-sharing, pension or other plan in which any of the Transferred Employees participate) to which any of the Transferred Employees may be entitled, or any payments to any pension, retirement, profit-sharing, bonus or similar plan other than in any such case (i) in the ordinary course consistent with past practice, (ii) as required by law, or (iii) as required by the Collective Bargaining Agreements;

  3.5.3 any alteration in any material respect of the customary practices with respect to the collection of accounts receivable of the Business or the provision of discounts, rebates or allowances;

  3.5.4 any disposition of or failure to keep in effect any rights in, to or for the use of any Permit of the Business which individually or in the aggregate would have a Material Adverse Effect;

  3.5.5 any damage, destruction or loss affecting the Business which individually or in the aggregate would have a Material Adverse Effect whether or not covered by insurance;

  3.5.6 prior to the date of this Agreement, any change by Seller in its method of accounting or keeping its books of account or accounting practices with respect to the Business except as required by GAAP and is set forth on
Schedule 3.5; or

  3.5.7 prior to the date of this Agreement, any sale, transfer or other disposition of any material assets, properties or rights of the Business, except in the ordinary course of business consistent with past practice.

  3.6 Contracts. As of the date of this Agreement, Schedule 3.6 contains a list of all Contracts (other than with respect to which the Business' total annual liability or expense is less than (a) $100,000 per such Contract and
(b) $3,000,000 per all such Contracts). Seller has delivered to Buyer a correct and complete copy of each written agreement listed in Schedule 3.6. Except as disclosed on Schedule 3.6, with respect to each Contract, neither Seller nor, to the Seller Parties' knowledge, any other party thereto, is in breach or default, and to the Seller Parties' knowledge, no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the Contract, except in each case where such breaches, terminations, modifications, accelerations or defaults, individually or in the aggregate, do not have a Material Adverse Effect. Except as set forth in Schedule 3.6, there are no disputes pending or to the best of the Seller Parties' knowledge, threatened, under or in respect of any of the Contracts, other than those that individually and in the aggregate do not have a Material Adverse Effect.

  3.7 Permits and Compliance With Laws Generally.

  3.7.1 Except as disclosed on Schedule 3.7, Seller possesses and is in compliance with all Permits required to operate the Business as presently operated and to own, lease or otherwise hold the Acquired Assets under all applicable laws, rules, regulations, ordinances and codes, including Environmental Laws (as defined below), except to the extent that any failure to possess, or to comply with, any Permit, laws, rules, regulations or orders would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in Schedule 3.7, the Business is conducted by Seller in compliance with all applicable laws (including the Occupational Safety and Health Act and the rules and regulations thereunder ("OSHA"), zoning, building and similar laws and Environmental Laws), rules, regulations, ordinances, codes, judgments and orders, except for such failures to comply which do not individually or in the aggregate have a Material Adverse Effect. All Permits of Seller relating to the operation of the Business are in full force and effect, other than those the failure of which to be in full force and effect would not individually or in the aggregate have a Material Adverse Effect. There are no proceedings pending or, to the Seller Parties' knowledge, threatened that seek the revocation, cancellation, suspension or any adverse modification of any such Permits presently possessed by Seller other than those revocations, cancellations, suspensions or modifications which do not individually or in the aggregate have a Material Adverse Effect.

  3.7.2 Except as set forth on Schedule 3.7, no outstanding notice, citation, summons or order has been issued, no outstanding complaint has been filed, no outstanding penalty has been assessed and no investigation or review is pending or, to the knowledge of the Seller Parties, threatened, by any Authority or other Person with respect to any alleged (i) violation by Seller or any Affiliate of Seller relating to the Business of any law, ordinance, rule, regulation, code or order of any Authority; or (ii) failure by Seller or any Affiliate to have any Permit required in connection with the conduct of the Business or otherwise applicable to the Business (including the Acquired Assets), except, in each case, where such violations or failures, individually or in the aggregate, would not have a Material Adverse Effect.

  3.8 Environmental Matters. Except as set forth on Schedule 3.8 hereto, and with such exceptions as are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect:

  3.8.1 Seller has not disposed of or arranged for the disposal of or Released any Hazardous Substances, other than in conformity with applicable laws and regulations, at any Real Estate, or, in connection with the Business or Acquired Assets, at any other facility, location, or other site.

  3.8.2 Seller has not received any written notice or request for information with respect to, and to the best of the Seller Parties' knowledge, Seller has not been designated a potentially liable party for remedial action or response costs, in connection with any Real Estate, or, as of the date hereof, with respect to the Business or Acquired Assets, at any other facility, location, or other site under the federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") or comparable state statutes.

  3.8.3 To the best of the Seller Parties' knowledge, except for such use or storage of Hazardous Substances as is incidental to the conduct of the Business, which use and storage is or has been in compliance with applicable laws and regulations, and which use and storage has not caused any condition that requires Remedial Action, no Real Estate has been used for the storage, treatment, generation, processing, production or disposal of any Hazardous Substances or as a landfill or other waste disposal site in violation of any law, rule or regulation.

  3.8.4 To the best of the Seller Parties' knowledge underground storage tanks are not, and have not in the past been, located on or under any Real Estate.

  3.8.5 There are no pending or unresolved claims against Seller or the Business for investigatory costs, cleanup, removal, remedial or response costs, or natural resource damages arising out of any Releases or threat of Release of any Hazardous Substances at any Real Estate or, as of the date hereof, with respect to the Business or the Acquired Assets or at any other facility, location, or other site.

  3.8.6 To the best of the Seller Parties' knowledge, no polychlorinated biphenyls ("PCBs") or asbestos-containing materials are located at or in any Real Estate in violation of Environmental Laws or which require Remedial Action.

  3.8.7 To the best of the Seller Parties' knowledge, no Hazardous Substance managed or generated by or on behalf of Seller at the Real Estate or in connection with the Business or Acquired Assets has come to be located at any site that is listed or formally proposed for listing under CERCLA, the Comprehensive Environmental Response, Compensation and Liability Information System ("CERCLIS"), or any similar state list or that is the subject of federal, state, or local enforcement actions or investigations.

  3.8.8 The Seller Parties know of no facts or circumstances related to environmental matters (i) in connection with the operation of the Business or
(ii) concerning the Real Estate, that are reasonably likely to result in any material reduction in the quality or quantity of water available for supply to the Seller Parties' customers.

  3.8.9 The Seller Parties will within thirty (30) days of the date hereof provide Buyer with copies of all written environmental audits or investigations of which they are aware (after due inquiry) prepared for the Real Estate or operations of the Business.

  3.8.10 Except as set forth in Schedule 3.8.10-I or the Seller Parties' Annual Reports on Form 10-K for the year ended December 31, 1994:

    (a) The Seller Parties (including for purposes of Section 3.8.10(a) and
  (b), Affiliates and predecessors of the Seller Parties) are and have been for the past three years in full compliance with all federal and state primary drinking water standards;

    (b) The Seller Parties are and have been for the past three years in full compliance with all federal and state secondary drinking water standards; and

    (c) As to all outstanding violations of state or federal drinking water standards, as of the date hereof, the Seller Parties have completed or are in the process of completion in accordance with all applicable deadlines, all actions required by Environmental Law or Authorities to correct or otherwise respond to such violations. The estimated dates of completion of such actions are listed on Schedule 3.8.10-II.

  3.8.11 None of the Seller Parties will be required to place any notice or restriction relating to the presence of Hazardous Substances in the deed to any Real Estate, or in any written instrument accompanying this Agreement, and no Real Estate has such a notice or restriction in its deed or any other written instrument relating to the purchase, lease or rental of such property.

  For the purposes of these Sections 3.7 and 3.8: (A) "Remedial Action" means all actions to (x) clean up, remove, treat or in any other way respond to any presence, Release or threat of Release of Hazardous Substances; (y) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Substances so it does not endanger or threaten to endanger public or employee health or welfare or the environment; or (z) perform studies, investigations or monitoring necessary or required to investigate the foregoing; (B) "Environmental Laws" means any common law or federal, state or local law, statutes, rule, regulation, ordinance, code, judgment or order relating to the protection of the environment or human health and safety and includes, but is not limited to, CERCLA (42 U.S.C. (S)(S) 9601, et seq.), the Clean Water Act (33 U.S.C. (S)(S) 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. (S)(S) 6901 et seq.), the Toxic Substances Control Act (15 U.S.C. (S)(S) 2601 et seq.), the Safe Drinking Water Act (42 U.S.C. (S)(S) 300f et seq.) and the Oil Pollution Act of 1990 (33 U.S.C. (S)(S) 2701 et seq.), each as has been or may be amended and the regulations promulgated pursuant thereto; (C) "Released" means released, spilled, leaked, discharged, disposed of, pumped, poured, emitted, emptied, injected, leached, dumped or allowed to escape; and (D) "Hazardous Substances" means hazardous or toxic or polluting substance or waste or contaminant, including petroleum products, PCBs and radioactive materials.

  3.9 Consents. No consent, approval or authorization of, or registration or filing with, any Person (governmental or private) is required in connection with the execution, delivery and performance by Seller or PEI of this Agreement, the Transaction Documents, or the consummation of the transactions contemplated hereby or thereby by the Seller Parties, including without limitation in connection with the assignment of the Contracts and Permits contemplated hereby, except (i) as required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), (ii) as specified on Schedule 3.9 and (iii) for such other consents, approvals, authorizations, registrations or filings the failure of which to obtain or make would not individually or in the aggregate have a Material Adverse Effect.

  3.10 Title. Seller has good and valid title to all of the Acquired Assets constituting personal property, good and marketable title in fee simple to all of the owned Acquired Assets constituting Real Estate and good and valid leasehold title to all of the leased Acquired Assets constituting Real Estate, in each case, free and clear of Liens subject only to the Permitted Exceptions. "Permitted Exceptions" as used herein shall mean (a) the Liens set forth in Schedule 3.10 hereto, (b) Liens securing Taxes, assessments, governmental charges or levies, or the claims of materialmen, mechanics, carriers and like persons, all of which are not yet due and payable or which are being contested in good faith or (c) such other Liens which, individually or in the aggregate, do not have a Material Adverse Effect (it being understood that to the extent a Permitted Exception relates to or arises from a Retained Liability, Seller shall still be liable for such Retained Liability to the extent set forth herein).

  3.11 Real Estate.

  3.11.1 As of the date hereof, Seller has not received any written or oral notice for assessments for public improvements against the Real Estate which remains unpaid, and to the best knowledge of the Seller Parties, no such assessment has been proposed. Except as set forth on Schedule 3.11, as of the date hereof, there is no pending condemnation, expropriation, eminent domain or similar proceeding affecting all or any portion of any of the Real Estate and to the best knowledge of the Seller Parties no such proceeding is threatened.

  3.11.2 Except as disclosed on Schedule 3.11, as of the date hereof, Seller is not a lessee under any Contract relating to the use or occupancy of the Real Estate involving annual payments in excess of $25,000.

  3.12 Taxes. The Seller Parties have (a) timely filed all material returns and reports for Taxes, including information returns, that are required to have been filed in connection with, relating to, or arising out of, the Business, (b) paid all Taxes that are shown to have come due pursuant to such returns or reports and (c) paid all other material Taxes not required to be reported on returns in connection with, relating to, or arising out of, or imposed on the property of the Business for which a notice of assessment or demand for payment has been received or which have otherwise become due. To the best of the Seller Parties' knowledge, all such returns or reports have been prepared in accordance with all applicable laws and requirements in all material respects. Except to the extent disclosed on Schedule 3.12, none of the assets of the Business or constituting any of the Acquired Assets (a) is property that is required to be treated as owned by another Person pursuant to the "safe harbor lease" provisions of former Section 168(f)(8) of the Code,
(b) is "tax-exempt use property" within the meaning of Section 168(h) of the Code or (c) directly or indirectly secures any debt the interest on which is tax-exempt under Section 103(a) of the Code.

  3.13 Patents and Intellectual Property Rights. To the best of Seller's knowledge, the operations of Seller do not make any unauthorized use of any Intellectual Property except for any such unauthorized uses which do not have a Material Adverse Effect. Assuming the consents listed as items 12 through 17 on Schedule 3.3 are obtained, Buyer will not lose any of Seller's rights to, or be required to pay increased royalties for, any Intellectual Property included in the Acquired Assets as a result of the Closing and the consummation of the transactions contemplated by this Agreement, except for any such rights or such increased royalties the loss or payment of which would, individually or in the aggregate, not have a Material Adverse Effect.

  3.14 Accounts Receivable. The accounts receivable of Seller arising from the Business as set forth on the Interim Statement of Net Assets or arising since the date thereof have arisen out of bona fide sales and deliveries of goods, performance of services and other business transactions in the ordinary course of business consistent with past practice; the allowance for collection losses on the Interim Statement of Net Assets has been determined in accordance with GAAP consistent with past practice.

  3.15 Labor Relations. As of the date hereof, except as set forth in Schedule 3.15, to best of the knowledge of the Seller Parties, there has been no union organizing efforts with respect to the Business conducted within the last three (3) years and there are none now being conducted with respect to the Business. Except as set forth in Schedule 3.15, Seller has not at any time during the three (3) years prior to the date of this Agreement had, nor, to the best of the Seller Parties' knowledge, is there now threatened, a strike, work stoppage or work slowdown with respect to or affecting the Business which had or could reasonably be expected to have a Material Adverse Effect. As of the date hereof, except as set forth in Schedule 3.15, (i) no Employee is represented by any union or other labor organization and (ii) there is no unfair labor practice charge pending or, to the best knowledge of the Seller Parties, threatened against Seller relating to any of the Employees as related to the Business which could reasonably be expected to have a Material Adverse Effect.

  3.16 Employee Benefit Plans.

  3.16.1 Schedule 3.16.1 contains a true and complete list of each "employee benefit plan," as defined in Section 3(3) of ERISA (including any "multiemployer plan" as defined in Section 3(37) of ERISA), bonus, incentive, deferred compensation, excess benefit, employment contract, stock purchase, stock ownership, stock option, supplemental unemployment, vacation, sabbatical, sick-day, severance or other material employee benefit plan, program or arrangement (other than those required to be maintained by law), whether written or unwritten, qualified or nonqualified, funded or unfunded, foreign or domestic, (i) maintained by, or contributed to by Seller or any of its Affiliates, in respect of any Employee or Former Employee, or (ii) with respect to which Seller or any of its Affiliates has any liability in respect of any Employee or Former Employee (the "Benefit Plans"). Except as disclosed on Schedule 3.16.1, neither Seller nor any of its Affiliates maintains any bonus, pension or welfare benefit plan, program or arrangement, including any deferred compensation arrangement, for directors, consultants or independent contractors of the Business.

  3.16.2 A true and complete copy of each Benefit Plan and related trust agreements and (to the extent applicable) a copy of each Benefit Plan's current summary plan description and in the case of an unwritten Benefit Plan, a written description thereof, has been furnished to Buyer. In addition, to the extent applicable, Buyer has been provided a copy of the most recent Internal Revenue Service ("IRS") determination letter issued to each Benefit Plan and a copy of the most recent IRS Form 5500 together with all schedules and accountants' statement filed, and actuarial reports prepared, on behalf of each Benefit Plan.

  3.16.3 Each Benefit Plan which is intended to be qualified under Section 401(a) of the Code (as designated on Schedule 3.16.1) is so qualified and any trust forming a part of such a Benefit Plan is tax exempt under Section 501(a) of the Code. Each such Benefit Plan has been amended, as and when necessary, to comply with the Tax Reform Act of 1986 and upon timely filing of an Application for Determination with the Internal Revenue Service, will be eligible to make further such amendments under the "remedial amendment period."

  3.16.4 Except as disclosed in Schedule 3.16.4, each Benefit Plan has been operated and administered in all material respects in accordance with its terms and all applicable laws, including ERISA and the Code.

  3.16.5 None of the Acquired Assets is subject to a Lien or Tax under the Code or ERISA.

  3.16.6 Neither Seller nor any ERISA Affiliate and, to the knowledge of the Seller Parties, no other Person, has taken any action or failed to take any action with respect to any Benefit Plan that may subject Buyer or any Benefit Plan under which liabilities are assumed by Buyer under Section 5.10, 5.11 or
5.12 ("Assumed Benefit Plan") to any material liability or Tax under the Code or ERISA.

  3.16.7 Neither Seller nor any ERISA Affiliate has incurred or expects to incur any withdrawal liability with respect to any Benefit Plan which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA, including any withdrawal liability arising from the actions of Seller or any ERISA Affiliate contemplated by this Agreement. All contributions that Seller or any ERISA Affiliate have been obliged to make to any Benefit Plan, including any multiemployer plan, have been duly and timely made.

  3.16.8 There are no pending or, to the knowledge of the Seller Parties, threatened claims (other than routine claims for benefits), assessments, complaints, proceedings or investigations of any kind in any court or governmental agency with respect to any Benefit Plan which could reasonably be expected to give rise to a material liability to Buyer.

  3.16.9 Except as disclosed on Schedule 3.16.9, no Benefit Plan provides benefits, including without limitation, death or medical benefits, beyond termination of service or retirement other than (i) coverage mandated by law, or (ii) death or retirement benefits under a Benefit Plan qualified under
Section 401(a) of the Code. Except as disclosed in Schedule 3.16.9, Seller has communicated to retirees that future changes may have to be made to the health care programs offered to retirees and/or that contributions may be required of retirees. Except as disclosed in Schedule 3.16.9, neither the Vice President of Human Resources and Customer Services, the Director of Human Resources, nor the Vice President of Finance is aware of any representations made on behalf of the Company which would limit Seller's ability to change post-retirement benefits.

  3.16.10 With respect to each Benefit Plan that is a "group health plan" within the meaning of Section 607 of ERISA and that is subject to Section 4980B of the Code, Seller and each ERISA Affiliate have complied in all material respects with the continuation coverage requirements of the Code and ERISA.

  3.16.11 As of January 1, 1995, the assets of the PEI Pension Plan exceeded the actuarial present value of the accumulated benefit obligation thereunder for all participants determined as described in Section 5.10.2 hereof.

  3.17 Absence of Undisclosed Liabilities. Except as disclosed in Schedule 3.17, Seller has no liabilities with respect to the Business which would constitute Assumed Liabilities, either direct or indirect, matured or unmatured or absolute, contingent or otherwise, except:

  3.17.1 those liabilities set forth on the Interim Statement of Net Assets or referred to in the notes to the Financial Statements and not heretofore paid or discharged;

  3.17.2 liabilities arising in the ordinary course of business under any Contract; and

  3.17.3 those liabilities incurred, consistent with past business practice, in or as a result of the normal and ordinary course of business since the Interim Statement of Net Assets Date and reflected in the books and records related to the Business;

  3.17.4 the obligations and liabilities set forth in Sections 5.9, 5.10, 5.11 and 5.12 hereof; and

  3.17.5 those other liabilities, which individually and in the aggregate, would not have a Material Adverse Effect.

  3.18 No Pending Litigation or Proceedings. Except as disclosed in Schedule 3.18, there are no actions, suits, investigations or proceedings pending against or, to the best of the Seller Parties' knowledge, threatened against or affecting, Seller, the Business or any of the Acquired Assets before any court or arbitrator or Authority which individually or in the aggregate, would have a Material Adverse Effect. Except as disclosed in Schedule 3.18, there are currently no outstanding judgments, decrees or orders of any court or Authority against Seller or PEI, which relate to or arise out of the conduct of the Business or the ownership, condition or operation of the Business or the Acquired Assets which individually or in the aggregate would have a Material Adverse Effect.

  3.19 Supply of Utilities. Except as set forth on Schedule 3.19, the Real Estate has adequate arrangements for supplies of electricity, gas, oil, coal and/or sewer for all operations at the 1994 or current operating levels, whichever is greater. Except as set forth on Schedule 3.19, there are no actions or proceedings pending or, to the best of the Seller Parties' knowledge, threatened that would adversely affect the supply of electricity, gas, coal or sewer to the Real Estate except for those which individually and in the aggregate would not have a Material Adverse Effect.

  3.20 Insurance. Schedule 3.20 lists the Seller Parties' policies and contracts in effect as of the date hereof for insurance covering the Acquired Assets or Assumed Liabilities and the operation of the facilities constituting the Business owned or held by Seller or PEI, together with the risks insured against, coverage limits and deductible amounts.

  3.21 Relationship with Customers. As of the date hereof, Seller does not have any current customer which accounted for more than 5% of the net sales of the Business for the immediately preceding 12-month period.

  3.22 WARN Act. Except as contemplated by Section 5.9 hereby or as set forth in Schedule 3.22 hereto, within six months prior to the date hereof, (i) Seller has not effectuated (a) a "plant closing" (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Business; or (b) a "mass layoff" (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Business; (ii) Seller has not been affected by any transaction or engaged in layoffs or employment terminations with respect to the Business sufficient in number to trigger application of any similar state or local law; and (iii) none of Seller's employees who are employed in connection with the Business has suffered an "employment loss" (as defined in the WARN Act) .

  3.23 Condition of Assets. Except as set forth on Schedule 3.23, the buildings, machinery, equipment, tools, furniture, improvements and other fixed tangible assets of the Business included in the Acquired Assets are in good operating condition and repair, reasonable wear and tear excepted.

  3.24 Brokerage. None of the Seller Parties or their Affiliates have made any agreement or taken any other action which might cause any Person to become entitled to a broker's or finder's fee or commission as a result of the transactions contemplated hereunder which could result in liability to Buyer or its Affiliates.

  3.25 All Assets. Except as set forth on Schedule 3.25 and for the Excluded Assets, the Acquired Assets include all assets, rights, properties and contracts the use of which is necessary to the continued conduct of the Business by Buyer substantially in the manner as it was conducted prior to the Closing Date, including the service of all utility customers in substantially the same manner and at substantially the same service levels as provided by Seller on the date hereof.

                                   ARTICLE 4

                    Representations and Warranties of Buyer

  Parent and Buyer jointly and severally represent and warrant to Seller as follows:

  4.1 Organization and Good Standing.

  4.1.1 Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

  4.1.2 Buyer is a corporation duly organized validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite corporate power and authority to own, lease and operate the Acquired Assets and the Business. Buyer is qualified to do business and is in good standing in all jurisdictions wherein the nature of the business conducted by it or Buyer's ownership or use of assets and properties make such qualification necessary, except such failures to be qualified or to be in good standing, if any, which when taken together with all such failures of Buyer do not have a material adverse effect on its ability to perform its obligations under this Agreement and the Transaction Documents.

  4.2 Authorization and Enforceability. Each of Buyer and Parent has full corporate power and corporate authority to, execute, deliver and perform this Agreement and the other Transaction Documents to which either of them is a party. The execution, delivery and performance by Buyer and Parent of this Agreement and the Transaction Documents to which Buyer and/or Parent is a party have been duly authorized by all necessary corporate action on the part of each of them. This Agreement has been duly executed and delivered by Buyer and Parent, and as of the Closing Date the other Transaction Documents will be duly executed and delivered by Buyer and Parent. This Agreement is a legal, valid and binding obligation of Buyer and Parent, enforceable against them in accordance with its terms, except as such enforceability may be limited by applicable laws relating to bankruptcy, insolvency, fraudulent conveyance, reorganization or affecting creditors' rights generally and except to the extent that injunctive or other equitable relief is within the discretion of a court. As of the Closing Date, each of the other Transaction Documents to which Buyer and Parent is a party will be duly executed and delivered by Buyer and Parent and will constitute the legal, valid and binding obligations of Buyer and Parent, enforceable against them in accordance with its respective terms, except as such enforceability may be limited by applicable laws relating to bankruptcy, insolvency, fraudulent conveyance, reorganization or affecting creditors' rights generally and except to the extent that injunctive or other equitable relief is within the discretion of a court.

  4.3 No Violation of Laws or Agreements. The execution, delivery and performance of this Agreement and the Transaction Documents by Buyer and/or Parent do not, and the consummation of the transactions contemplated hereby and thereby will not, (a) contravene any provision of the Articles of Incorporation or Bylaws of Buyer or the Certificate of Incorporation or Bylaws of Parent; or (b) except as set forth on Schedule 4.3, violate, conflict with, result in a breach of, or constitute a default (or an event which would with the passage of time or the giving of notice, or both, constitute a default) under, or result in or permit the termination, modification, acceleration, or cancellation of (i) any indenture, mortgage, loan or credit agreement, license, instrument, lease, contract, plan, permit, authorization, proof of dedication or other agreement or commitment, oral or written, to which Parent or Buyer is a party, or by which any of their assets or properties may be bound or affected, except for such violations, conflicts, breaches, terminations, modifications, accelerations, cancellations, interests or rights which, individually or in the aggregate do not have a material adverse effect on their respective ability to perform their obligations under this Agreement and the Transaction Documents, or (ii) any judgment, injunction, writ, award, decree, restriction, ruling, or order of any court, arbitrator or Authority or any applicable constitution, law, ordinance, rule or regulation to which Buyer or Parent is subject other than those violations and conflicts which individually or in the aggregate do not have a material adverse effect on their respective ability to perform their obligations under this Agreement and the Transaction Documents.

  4.4 Consents. No consent, approval or authorization of, or registration or filing with, any Person (governmental or private) is required in connection with the execution, delivery and performance by Buyer and Parent of this Agreement, the other Transaction Documents, or the consummation of the transactions contemplated hereby or thereby by Buyer or Parent except (i) as required by the HSR Act, (ii) as specified on Schedule 4.4 and (iii) for such consents, approvals, authorizations, registrations or filings, the failure to obtain or make would not individually or in the aggregate have a material adverse effect on their respective ability to perform their obligations under this Agreement and the Transaction Documents.

  4.5 Financing. Buyer and Parent have, and at the Closing Date, will have sufficient resources to pay the Purchase Price.

  4.6 Brokerage. None of Parent, Buyer or their Affiliates have made any agreement or taken any other action which might cause any Person to become entitled to a broker's or finder's fee or commission as a result of the transactions contemplated hereunder which could result in liability to the Seller Parties.

                                   ARTICLE 5

                             Additional Covenants

  5.1 Conduct of Business. Except (i) as otherwise specifically permitted by this Agreement, (ii) as set forth in Schedule 5.1 hereto or (iii) with the prior written consent of Buyer, from and after the date of this Agreement and until the Closing Date, each of Seller and PEI agree that:

  5.1.1 Seller shall conduct the Business as presently operated and only in the ordinary course of business consistent with past practice.

  5.1.2 They shall promptly inform Buyer in writing of any specific event or circumstance of which they are aware, or of which they receive notice, that has or is likely to have, individually or in the aggregate, taken together with the other events or circumstances, a Material Adverse Effect on the Acquired Assets or the Assumed Liabilities.

  5.1.3 Seller shall not:

    (a) change or modify in any material respect existing credit and collection policies, procedures and practices with respect to accounts receivable;

    (b) enter into any contract or commitment, waive any right or enter into any other transaction (except in the ordinary course of business) which would have a Material Adverse Effect;

    (c) commit to acquire subsequent to the Closing Date on behalf of the Business any capital asset or group of capital assets costing in excess of $1,000,000 which, if so acquired, would be included in the Acquired Assets; or sell or lease or agree to sell or lease or otherwise dispose of any assets included in the Acquired Assets except in the ordinary course of the conduct of the Business, consistent with past practice;

    (d) except in the ordinary course of business, consistent with past practice or as required under any of Seller's debt instruments or indentures, mortgage, pledge or subject to any Lien (other than Permitted Liens) any of the Acquired Assets;

    (e) change any compensation or benefits or grant any material new compensation or benefits payable to or in respect of any Transferred Employee except (i) as required by law, (ii) in the ordinary course, consistent with past practice and (iii) as required by the Collective Bargaining Agreements in existence on the date hereof; provided, however, no individual Employee shall in any event receive a compensation increase in excess of seven percent (7%) except as required by the Collective Bargaining Agreements in existence on the date hereof;

    (f) other than in the ordinary course of business consistent with past practice, sell or otherwise transfer any assets necessary, or otherwise material to the conduct of, the Business which would constitute Acquired Assets;

    (g) change the Seller's method of accounting or keeping its books of account or accounting practices with respect to the Business, except as required by GAAP; or

    (h) intentionally and wilfully take or omit to take any action which if taken or omitted prior to the date hereof would constitute or result in a breach of any representations or warranties set forth in Sections 3.1, 3.2, 3.3, 3.4, 3.7, 3.8, 3.10, 3.14, 3.16 and 3.25 hereof (it being understood that the failure to cure a breach shall not, by itself, be an intentional and willful omission to take action).

  5.2 Negotiations. Neither PEI nor Seller nor any Person controlled by PEI or Seller or under common control with PEI or Seller (each such person being a "Section 5.2 Affiliate"), nor any officer, director, employee, representative or agent of PEI or Seller or any of their Section 5.2 Affiliates, shall, directly or indirectly, solicit or initiate or (subject to the fiduciary duties of the Board of Directors of PEI to its stockholders under applicable law as advised by counsel) participate in any way in discussions or negotiations with, or provide any information or assistance to, or enter into an agreement with any Person or group of Persons (other than Parent, Buyer or any Person controlled by Parent or Buyer or under common control with Parent, Buyer or any Persons providing financing to the parties hereto in connection with facilitating the consummation of the transactions contemplated by this Agreement) concerning any acquisition, merger, consolidation, liquidation, dissolution, disposition or other transaction (or series of such transactions) that would result in the transfer to any such Person or group of Persons of ten percent (10%) of the Acquired Assets (as measured by net book value of such assets on the date of each such transaction) or the acquisition, merger, consolidation, liquidation, dissolution, disposition or other transaction (or series of such transactions) involving Seller or PEI, if such acquisition, merger, consolidation, liquidation, dissolution, disposition or other transaction (or series of such transactions) would be inconsistent, in any respect, with the obligations of the Seller Parties hereunder (any of the foregoing transactions, a "Competing Transaction"). PEI will promptly notify Buyer of the substance of any inquiry or proposal concerning any such transaction that may be received by any of the directors or executive officers of PEI or Seller, their legal counsel or a Vice President or Managing Director of their financial advisor who is assigned to the Seller Parties account.

  5.3 Disclosure Schedules. As promptly as practicable, the Seller Parties will provide Buyer with a supplement or amendment to the Disclosure Schedules with respect to any matter, condition or occurrence which is required to be set forth or described in the Disclosure Schedules. For the avoidance of doubt, a matter, condition or occurrence shall only be "required" to be set forth or described in the Disclosure Schedules if the failure to be so disclosed would result in a breach of the applicable representation or warranty (qualified by Material Adverse Effect where applicable) on the date hereof or on the Closing Date. In addition, Seller shall have the right at any time and from time to time prior to the Closing to supplement or amend the Disclosure Schedules. Seller may provide Disclosure Schedules with respect to any representation or warranty of this Agreement whether or not a specific schedule is referred to therein. In the event that any supplement or amendment of such Disclosure Schedules shall be provided later than five (5) Business Days prior to the Closing Date the Buyer shall have the right to delay the Closing for a period of five (5) Business Days in order for Buyer to review such supplement or amendment. No such supplement or amendment shall be deemed to cure any breach of or alter any representation or warranty made in this Agreement so as to permit the Closing to occur unless Buyer specifically agrees thereto in writing. The Seller Parties shall promptly inform Buyer, and Buyer will promptly inform the Seller Parties of any fact or event which comes to their attention, the existence of which constitutes or likely will constitute a breach in any material respects of any representation or warranty in this Agreement. In addition, Buyer will, within five (5) days of receipt thereof, forward to Seller (i) any title report Buyer receives from a title company with respect to the Real Estate and (ii) any written communication regarding a specific Lien or title defect affecting a specifically identified parcel of the Real Estate sent to the President, Treasurer, General Counsel and Secretary of Parent, the Vice President and Treasurer of American Water Works Service Co., Inc. or the President of Buyer, and sent by a party other than the Seller Parties, their legal counsel, financial advisors or representatives.

  5.4 Mutual Covenants. The parties mutually covenant from the date of this Agreement to the Closing Date (and subject to the other terms of this Agreement, including Section 5.8 hereof):

  5.4.1 to cooperate with each other in determining whether filings are required to be made or consents required to be obtained in any jurisdiction in connection with the consummation of the transactions contemplated by this Agreement and in making or causing to be made any such filings promptly and in seeking to obtain timely any such consents;

  5.4.2 to use all reasonable efforts to obtain promptly the satisfaction (but not waiver) of the conditions to the Closing of the transactions contemplated herein (each party hereto shall furnish to the other and to the other's counsel all such information as may be reasonably required in order to effectuate the foregoing action); and

  5.4.3 to advise the other parties promptly if such party determines that any condition precedent to its obligations hereunder will not be satisfied in a timely manner.

  5.5 Filings and Authorizations. The parties hereto will as promptly as practicable, make or cause to be made all such filings and submissions under laws, rules and regulations applicable to it or its Affiliates as may be required to consummate the terms of this Agreement, including all notifications and information to be filed or supplied pursuant to the HSR Act and with the Pennsylvania Public Utility Commission (the "PPUC") pursuant to the Pennsylvania Public Utility Code (the "Utility Code"). Any such filings and supplemental information will be in substantial compliance with the requirements of the applicable law, rule or regulation. Each of Parent and Buyer, on the one hand, and the Seller Parties, on the other, shall furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission to the PPUC or which is necessary under the HSR Act. The Seller Parties, on the one hand and Buyer and Parent, on the other, shall keep each other apprised of the status of any communications with, and inquiries or requests for additional information from, any Authority, including the PPUC, the United States Federal Trade Commission ("FTC") and the Antitrust Division of the United States Department of Justice (the "Antitrust Division"), and shall comply promptly with any such inquiry or request. Each of PEI, Seller, Parent and Buyer will use its reasonable efforts to obtain any clearance required under the HSR Act and from the PPUC for the purchase and sale of the Acquired Assets in accordance with the terms and conditions hereof. Notwithstanding the foregoing, nothing contained in this Agreement will require or obligate any party or their respective Affiliates (i) to initiate, pursue or defend any litigation (or threatened litigation) to which any Authority (including the PPUC, the Antitrust Division and the FTC) is a party; (ii) to agree or otherwise become subject to any material limitations on (A) the right of Buyer or its Affiliates effectively to control or operate the Business or the right of Seller or its Affiliates effectively to control or operate Seller's gas business, (B) the right of Buyer or its Affiliates to acquire or hold the Business or the right of Seller or its Affiliates to hold the Excluded Assets or Seller's gas business, or (C) the right of Buyer to exercise full rights of ownership of the Business or all or any material portion of the Acquired Assets or the right of Seller to exercise full rights of ownership of Seller's gas business or all or any material portion of the Excluded Assets; or (iii) to agree or otherwise be required to sell or otherwise dispose of, hold separate (through the establishment of a trust or otherwise), or divest itself of all or any portion of the business, assets or operations of PEI, Seller, Parent, Buyer, any Affiliate of Buyer or the Business. The parties agree that no representation, warranty or covenant of Buyer, Parent, PEI or Seller contained in this

Agreement shall be breached or deemed breached as a result of the failure by Parent and Buyer on the one hand or the Seller Parties, on the other, to take any of the actions specified in the preceding sentence.

  5.6 Public Announcement. No party hereto shall make or issue, or cause to be made or issued, any public announcement or written statement concerning this Agreement or the transactions contemplated hereby without the prior written consent of the other party (which will not be unreasonably withheld or delayed), unless counsel to such party advises that such announcement or statement is required by law (in which case the parties shall make reasonable efforts to consult with each other prior to such required announcement).

  5.7 Further Assurances. Each of PEI, Parent, Buyer and Seller, from time to time after the Closing, at Buyer's or Seller's request, will execute, acknowledge and deliver to the applicable person such other instruments of conveyance and transfer and will take such other actions and execute such other documents, certifications, and further assurances as Buyer or Seller, as the case may be, may reasonably require in order to transfer, in accordance with the terms and conditions of this Agreement, more effectively in Buyer or to put Buyer more fully in possession of any of the Acquired Assets or better to enable Buyer to complete, perform and discharge any of the Assumed Liabilities. Each party shall cooperate and deliver such instruments and take such action as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

  5.8 Cooperation.

  5.8.1 Parent, Buyer, PEI and Seller shall cooperate and shall cause their respective Affiliates, officers, employees, agents and representatives to cooperate to ensure the orderly transition of the Business from Seller to Buyer and to minimize the disruption to the Business resulting from the transactions contemplated hereby.

  5.8.2 Without limiting the foregoing, neither Parent and Buyer, nor PEI and Seller (nor any of their respective Affiliates) shall make any filings pursuant to federal or state securities laws ("Securities Filings") or make any consent solicitations to holders of Assumed Indebtedness which include any information about Seller, Buyer (or their respective Affiliates) or the transactions contemplated hereby without the prior written approval of the other party, which approval shall not be unreasonably withheld or delayed; provided, however, that if such consent is withheld or delayed, any party may so disclose such information in its reasonable judgment to the extent such party's counsel advises it that such disclosure is required by applicable law. Each of Parent, Buyer, PEI and Seller shall, and shall cause their respective Affiliates to, comply with all applicable federal and state securities laws in connection with this Agreement and the transactions contemplated hereby (including any solicitation of consents of holders of Assumed Indebtedness), and all information supplied by any party for inclusion in any Securities Filing or consent solicitation, including, without limitation, any proxy or information statement, or any registration statement on Form S-4 shall be true and correct in all material respects and shall not contain any untrue statement of a material fact or omit to state any material fact which is required to be stated therein or which is necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

  5.8.3 If required under applicable law, each of PEI and Seller shall prepare a proxy statement (collectively, the "Proxy Statements") for the PEI common stock and Seller's preferred stock, file them with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, and use all reasonable efforts to have them cleared by the SEC. Parent, Buyer, PEI and Seller shall cooperate with each other in the preparation of the Proxy Statements, and the Seller and PEI shall notify Parent and Buyer of the receipt of any comments of the SEC with respect to the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to Parent and Buyer promptly copies of all material correspondence between PEI and the Seller (or either of them) or any of their representatives and the SEC. Each of PEI, Seller, Parent and Buyer agrees to use its reasonable efforts, after consultation with the other parties hereto to respond promptly to all such comments of and requests by the SEC. As promptly as practicable after the Proxy Statements have been cleared by the SEC, PEI and Seller shall mail the Proxy Statements to their respective stockholders.

  5.8.4 Unless this Agreement has been terminated in accordance with Section
6.3 hereof, each of PEI and the Seller, acting through their respective Board of Directors, shall, in accordance with applicable law and its respective Articles of Incorporation and By-Laws:

    (a) after the Proxy Statements have been cleared by the SEC, promptly and duly call, give notice of, convene and hold as soon as practicable thereafter following the execution of this Agreement, a meeting of its common (in the case of PEI) and preferred (in the case of Seller) stockholders for the purpose of voting to approve and adopt this Agreement and the consummation of the transactions contemplated hereby by Seller and PEI;

    (b) subject to the fiduciary duties of the directors of PEI under Pennsylvania law as advised by counsel and subject to the fiduciary duties of the directors of Seller to the holders of Seller's preferred stock as advised by counsel, recommend approval of this Agreement and the transactions contemplated hereby by its common stockholders (and in the case of Seller, preferred) and include in the Proxy Statement such recommendation, and use reasonable efforts to solicit and secure such approval.

  5.8.5 During the first 180 days after the Closing Date, Buyer shall have the right to use all of the logos, trademarks and trade identification of Seller as are located at the Real Estate or on the Acquired Assets (collectively, the "Trademarks"). Buyer's use of the Trademarks shall be in accordance with such reasonable quality control standards as may be promulgated by Seller and provided to Buyer. If Seller shall notify Buyer in writing of Buyer's material failure to comply with such reasonable quality control standards and Buyer continues to not comply with such reasonable quality control standards for more than 20 days after receipt of such notice, Seller shall have the right to terminate Buyer's right under this Section 5.8.5 to use the Trademarks.

  5.8.6 Seller shall give Buyer and its representatives (including Buyer's Accountants, consultants, counsel and employees), upon reasonable notice and during normal business hours, full access to the properties, contracts, employees, books, records and affairs of Seller to the extent relating to the Business and the Acquired Assets, and shall cause its officers, employees, agents and representatives to furnish to Buyer all documents, records and information (and copies thereof), to the extent relating to the Business and the Acquired Assets, as Buyer may reasonably request. Except to the extent disclosed in the Disclosure Schedules in accordance with Sections 5.3 and 8.4, no investigation or receipt of information by Buyer pursuant to, or in connection with, this Agreement, shall diminish or obviate any of the representations, warranties, covenants or agreements of Seller or PEI under this Agreement or the conditions to the obligations of Parent or Buyer under this Agreement. All information provided to Buyer under this Agreement shall be held subject to the terms and conditions of the Confidentiality Agreement dated March 23, 1995 between PEI and Parent.

  5.9 Employees; Employee Benefits.

  5.9.1 Schedule 5.9.1 lists divisions and the number of all salaried and hourly employees actively employed (as of the date of this Agreement) in each division by Seller or any of its Affiliates whose primary responsibilities relate to the Business. Schedule 5.9.1 lists job classifications and number of employees in each job classification of those employees whose terms and conditions of employment are subject to a Collective Bargaining Agreement ("Union Employees"). All individuals referred to on Schedule 5.9.1 are herein referred to as the "Employees." As soon as practical after the execution of this Agreement, Buyer and Seller shall determine at least 294 of the Employees to whom Buyer will offer employment and such additional number of Employees, if any, whom Buyer also wishes to employ. Upon determination of such Employees, Seller will supplement Schedule 5.9.1 with the name, job title, unused vacation, current base salary or hourly wage, date of hire and assigned location of each Transferred Employee (as that term is defined below). At the Closing, Seller shall provide an updated Schedule 5.9.1 which shall disclose all the information required under the preceding sentence as of the most recent practicable date prior to Closing.

  5.9.2 Effective as of the Closing, Buyer shall offer employment to at least 294 of those employees included on Schedule 5.9.1. All Employees to whom Buyer offers employment and who accept such employment are herein referred to as the "Transferred Employees." In the event any Employees do not accept Buyer's offer of employment, Buyer shall offer employment to such additional employees (the identity of whom shall be determined by Buyer and Seller) as are necessary to bring the total number of Transferred Employees to at least 294. Subject to the provisions of this Section 5.9, Buyer shall provide each Transferred Employee with compensation and employee benefits which are substantially comparable to those provided by Buyer to its other similarly situated employees. Buyer agrees (i) to waive any waiting period or limitations regarding pre-existing conditions with respect to Transferred Employees and their Beneficiaries under any group-health or long-term disability plan maintained by Buyer (and/or any of its Affiliates) for the benefit of any Transferred Employee, (ii) to credit any covered expenses incurred by a Transferred Employee or Beneficiary of a Transferred Employee under Seller's group health plan prior to the Closing towards any deductibles or limits under any group health plan maintained by Buyer (and/or any of its Affiliates) for the benefit of any Transferred Employee, (iii) to credit the service of each Transferred Employee with Seller and its Affiliates before the Closing, for all purposes under all employee benefit plans and arrangements maintained by Buyer (and/or any of its Affiliates) for the benefit of any Transferred Employee, other than for purposes of benefit accrual under any "defined benefit plan", within the meaning of Section 3(35) of ERISA (iv) to provide accrued vacation to Transferred Employees in the year in which the Closing occurs, equal to the excess, if any, of the accrued vacation to which the Transferred Employee would otherwise be entitled under Seller's vacation plan during that year over the amount of accrued vacation the Transferred Employee had taken during that year, and, thereafter, to provide vacation to Transferred Employees on the same basis as provided to similarly situated employees of Buyer, with service credit as provided in (iii), hereof, (v) to provide severance benefits to Transferred Employees terminated by Buyer without cause within two years of Closing that are substantially comparable to those benefits provided by Buyer to similarly situated employees and (vi) to comply with all applicable legal requirements with respect to Union Employees (including without limitation any applicable duty to bargain with those employees' bargaining representative). Buyer shall be responsible for providing to each Transferred Employee vacation in an amount equal to the Transferred Employee's vacation entitlement for the year of Closing reduced by the number of vacation days such Transferred Employee has taken on or before Closing. Nothing in this Section 5.9 shall limit Buyer's authority to terminate the employment of any Transferred Employee at any time and for whatever reason. Until the second anniversary of the Closing Date, neither Seller nor any of its Affiliates shall directly or indirectly solicit or offer employment to any Transferred Employee then employed by Buyer or its Affiliates.

  5.9.3 Except as specifically provided in Section 5.9.6 and Section 5.12, Seller shall be solely responsible for any liability, claim or expense (including reasonable attorneys' fees) related to compensation or employee benefits incurred by Buyer as the result of any claims against Buyer or its Affiliates that are made by any Employees or Former Employees (or the Beneficiary of any Employee or Former Employee) who are not made offers to become employees of Buyer or its Affiliates including, without limitation, claims asserted against Buyer as a result of their termination by Seller or its Affiliates.

  5.9.4 Except as otherwise specifically provided in Section 5.9, 5.10, 5.11 or 5.12, Seller shall be solely responsible for any liability, claim or expense with respect to compensation or employee benefits of any nature (including, but not limited to, workers compensation claims or the benefits provided under the Benefit Plans, whether paid before or after the Closing) owed to any Transferred Employee or the Beneficiary of any Transferred Employee that arises out of or relates to (i) the employment relationship between Seller or any of its Affiliates and such Transferred Employee or Beneficiary, or (ii) any benefit claim or expense (including medical expenses) incurred before Closing under any Benefit Plan. For purposes of this Agreement, a medical expense shall be deemed to be incurred when the services giving rise to a claim are rendered, regardless of when billed or paid. Without limiting the foregoing, Seller shall be responsible for the payment of any employee benefits that become due to any Transferred Employees as a result of their termination by Seller.

  5.9.5 Buyer shall be solely responsible for any liability, claim or expense with respect to compensation or employee benefits of any nature (including, but not limited to, workers compensation, claims or the benefits provided under any employee benefit plan or arrangement of Buyer incurred after Closing) owed to any Transferred Employee or Beneficiary of any Transferred Employee that arises out of or relates to (i) the employment relationship between Buyer or any of its Affiliates and any Transferred Employee or (ii) any benefit claim or expense (including medical expense) incurred after Closing under any employee benefit plan sponsored or contributed to by Buyer or an ERISA Affiliate after Closing. Notwithstanding the foregoing, Buyer shall not be responsible for the payment of any employee benefits that become due to any Transferred Employees under any Benefit Plan (other than the Assumed Benefit Plans).

  5.9.6 Seller currently allocates 420 of the Employees to the Business. Buyer agrees to reimburse Seller for 50% of the amount paid by Seller as severance under Seller's severance plan as in effect on the date hereof to any such Employees provided (i) Buyer does not offer to hire such Employees in accordance with the provisions of Sections 5.9, 5.10, 5.11 and 5.12 and (ii) Seller provides notice to those Employees on or shortly after the Closing Date to the effect that their employment will be terminated on or shortly after the Closing Date. Buyer will pay such reimbursement to Seller within 5 days after receipt of a list of the Employees showing which are entitled to severance pay, the amounts of that severance pay and certifying that those amounts have been paid.

  5.9.7 Until the second anniversary of the Closing Date, Buyer shall not directly or indirectly solicit or offer employment to any active employee of Seller or PEI, other than the Transferred Employees.

  5.10 Employee Pension Plan.

  5.10.1 Effective upon the date of the transfer described in Section 5.10.2, subject to the terms and conditions of this Agreement, Buyer shall cause the American Water System Pension Plan (the "American Pension Plan") to assume the liability of the Employees' Retirement Plan of Pennsylvania Enterprises, Inc. (the "PEI Pension Plan") for benefits accrued to the Closing Date by those Transferred Employees participating in the PEI Pension Plan on the Closing Date (the "Affected Participants"). From and after the Closing Date, the Affected Participants will accrue additional benefits under the American Pension Plan, as if they were newly hired on the Closing Date, provided that they shall be given credit for service with Seller and its Affiliates for eligibility and vesting, but not benefit accrual purposes, to the same extent that credit for such service has been given by Seller and its Affiliates.

  5.10.2 Buyer shall deliver to Seller as soon as practicable, but in no event later than ninety (90) days after Closing (i) a certified copy of the American Pension Plan and any amendment necessary to effectuate the transfer of assets and the assumption of benefit liabilities in accordance with this Section 5.10, (ii) a certified copy of the trust agreement for the American Pension Plan; (iii) the most recent favorable determination letter from the IRS with respect to the American Pension Plan; and (iv) an opinion from Buyer's legal counsel acceptable to Seller that the American Pension Plan, as so amended, complies or will comply on a timely basis with the applicable provisions of the Code relating to the qualification of, and the transfer of assets and assumption of benefit liabilities by, the American Pension Plan. Seller shall deliver to Buyer as soon as practicable, but in no event later than ninety
(90) days after Closing, an opinion from Seller's legal counsel acceptable to Buyer that the PEI Pension Plan complies or will comply on a timely basis with the applicable provisions of the Code relating to the qualification of the PEI Pension Plan, and the transfer of assets to and assumption of benefit limitations by, the American Pension Plan. Promptly (but in any event within 120 days after Closing), PEI shall cause the trustee of the PEI Pension Plan to transfer in cash and such other property as may be acceptable to Parent to the trustee of the American Pension Plan an amount equal to the sum of (i) the actuarial present value of accumulated plan benefits of the Affected Participants as of the Closing Date using the actuarial methods and assumptions listed on Schedule 5.10.2, reduced by the amount of any distributions to Affected Participants, and (ii) an additional amount equal to interest at the Prime Rate on the amount described in the preceding clause (i) for the period from the Closing Date to the date of such transfer. Both the Seller Parties and Parent will file any IRS Form 5310A that is required with respect to the transfer contemplated by this Section 5.10 at least thirty (30) days prior to the transfer. Upon the asset transfer described in this Section 5.10, Buyer and the American Pension Plan shall be responsible for all benefits to which Transferred Employees were entitled under the PEI Pension Plan as of the Closing Date, and Seller and the PEI Pension Plan shall cease to have any liability, contingent or otherwise, for such benefits.

  5.11 Employee Savings Plan.

  5.11.1 Effective upon the date of the transfer described in Section 5.11.2, subject to the terms and conditions of this Agreement, Buyer shall cause the Savings Plan for Employees of American Water Works Company, Inc. (the "American Savings Plan") to assume the liability of the Pennsylvania Enterprises, Inc. Employees' Savings Plan (the "PEI Savings Plan") for that part of account balances of those Transferred Employees participating in the PEI Savings Plan on the Closing Date (the "Affected Participants") that is transferred to the American Savings Plan. As of the Closing Date, Affected Participants shall be 100% vested in their account balances under the PEI Savings Plan. Transferred Employees shall be given credit under the American Savings Plan for service with Seller and its Affiliates for eligibility and vesting, to the same extent that credit for such service has been given by Seller and its Affiliates.

  5.11.2 Buyer shall deliver to Seller as soon as practicable, but in no event later than ninety (90) days after Closing (i) a certified copy of the American Savings Plan and any amendment necessary to effectuate the transfer of assets and the assumption of account balances in accordance with this Section 5.11,
(ii) a certified copy of the trust agreement for the American Savings Plan;
(iii) the most recent favorable determination letter from the IRS with respect to the American Savings Plan; and (iv) an opinion from Buyer's legal counsel acceptable to Seller that the American Savings Plan, as so amended, complies or will comply on a timely basis with the applicable provisions of the Code relating to the qualification of, and the transfer of assets and assumption of benefit liabilities by, the American Savings Plan. Seller shall deliver to Buyer as soon as practicable, but in no event later than ninety (90) days after Closing, an opinion from Seller's legal counsel acceptable to Buyer that the PEI Savings Plan complies or will comply on a timely basis with the applicable provisions of the Code relating to the qualification of the PEI Savings Plan, and the transfer of assets to, and assumptions of benefit limitations by, the American Savings Plan. PEI shall (i) allow the Affected Participants to elect whether to have their entire accounts under the PEI Savings Plan transferred to the American Savings Plan or to have their accounts under the PEI Savings Plan other than their PEI stock accounts transferred to the American Savings Plan and to retain their PEI stock accounts in the PEI Savings Plan (the portion of the PEI Savings Plan accounts to be transferred pursuant to the Affected Participant's elections is hereinafter the "Transferred Accounts") and (ii) as soon as practicable, but in any event within 120 days after Closing, cause the trustee of the PEI Savings Plan to transfer in cash, including, for those Affected Participants who elect to transfer their entire accounts, the cash value of any PEI stock held in their accounts, and promissory notes representing outstanding loans to Affected Participants to the trustee of the American Savings Plan an amount equal to the sum of the account balances of the Transferred Accounts calculated as of the most recent valuation date under the PEI Savings Plan (which shall, in any event, be within thirty (30) days of the transfer). Both the Seller Parties and Buyer will file any IRS Form 5310A that is required with respect to the transfer contemplated by this Section 5.11 date at least 30 days prior to the transfer. Upon the transfer described in this Section 5.11, Buyer and the American Savings Plan shall be responsible for all benefits attributable to the Transferred Accounts to which Transferred Employees were entitled under the PEI Savings Plan as of such date, and Seller and the PEI Savings Plan shall cease to have any liability, contingent or otherwise, for such benefits. Sellers and the PEI Savings Plan shall retain responsibility for all benefits attributable to the portion, if any, of each Affected Participant's PEI Savings Plan accounts that is not included in the Transferred Accounts and Buyer and the American Savings Plan shall have no liability, contingent or otherwise, for such benefits.

  5.12 Post-Retirement Health Care and Life Insurance. Within sixty (60) days of the Closing, Seller agrees to transfer to trusts established by Buyer under
Section 501(c)(9) of the Code ("Buyer's VEBAs") the amount held under any trust established by Seller under Section 501(c)(9) of the Code ("Seller's VEBAs") to fund post-retirement health care and life insurance benefits attributable to the Former Employees identified pursuant to the method set forth on Schedule 5.12 and any Transferred Employees. Buyer agrees to provide post-retirement health care and life insurance benefits to the Former Employees listed on Schedule 5.12 and, as applicable, Transferred Employees who become eligible for such benefits after Closing and further agrees that Buyer's VEBAs will apply an amount at least equal to the sum of the assets (and earnings thereon calculated at the rate of return generated by Buyer's VEBAs) transferred from Seller's VEBAs to provide post-retirement health care and life insurance benefits for such employees. Upon Closing, Buyer shall be responsible for all obligations of the Seller Parties to provide post-retirement health care and life insurance benefits "incurred" (within the meaning of Section 5.9.4) after the Closing and the Seller Parties shall cease to have any liability, contingent or otherwise, for such benefits. Notwithstanding the foregoing, Buyer shall not pay and shall not assume any obligation or responsibility of Seller to provide post-retirement health care and life insurance benefits attributable to Former Employees to the extent that the PPUC has not authorized recovery for the expense of such benefits in Seller's water rates as of the Closing.

  5.13 Taxes. The Seller Parties, on the one hand, and Parent and Buyer, on the other, shall (a) each provide the other with such assistance as may reasonably be requested by either of them in connection with the preparation of any Tax return, any audit or other examination by any taxing authority or any judicial or administrative proceeding with respect to Taxes; (b) each retain and provide the other with any records or other information which may be relevant to such return, audit, examination or proceeding, and (c) each provide the other with any final determination of any such audit or examination, proceeding or determination that affects any amount required to be shown on any Tax return of the other for any period (which shall be maintained confidentially). Without limiting the generality of the foregoing, Parent and Buyer, on the one hand, and the Seller Parties, on the other, shall retain, until the applicable statutes of limitations (including all extensions) have expired, copies of all Tax returns, supporting workpapers, and other books and records or information which may be relevant to such returns for all Tax periods or portions thereof ending before or including the Closing Date, and shall not destroy or dispose of such records or information without first providing the other party with a reasonable opportunity to review and copy the same.

  5.14 Survey.

  5.14.1 Within 180 days after the date hereof Seller shall obtain at its sole cost and expense and deliver to Buyer a final survey (the "Survey") of the Real Estate listed on Schedule 1.1.1(a), and a final mapping of those portions of the Excluded Real Estate as may be required to be mapped in connection with the Operating Easement. The Survey shall (A) be prepared and sealed by a Professional Land Surveyor, registered in the Commonwealth of Pennsylvania, who may be an employee of Seller, (B) be referenced to the Pennsylvania Plane Coordinate System (North Zone), and where reasonably feasible, to existing permanent structures such as dams, buildings, roadways and abutments, and (C) contain a legal description of the Real Estate, including metes and bounds, sufficient in detail for the preparation of recordable deeds. The mapping of the Excluded Real Estate shall be sufficient in detail to permit the recordation of the Operating Easement.

  5.14.2 Buyer shall have 60 days after it receives the Survey and make such adjustments in the Survey as it, in its reasonable, good faith discretion, determines are necessary to operate the Business. Upon the expiration of such 60 day-period Buyer will notify Seller in writing of such adjustments. In the event that Seller disputes any such adjustments and Buyer and Seller are unable to resolve such dispute within 30 days, Seller and Buyer shall each have the right to terminate this Agreement.

  5.14.3 The Seller Parties shall keep Buyer reasonably informed at all times as to its progress with respect to the subdivision approval for which Seller makes application (other than proceedings before the PPUC) and shall provide Buyer with an opportunity to participate in such approval process including the right to approve any changes in boundary lines or conditions or restrictions imposed upon the Real Estate as a condition of any such subdivision approval.

  5.15 PEI Guarantees. Each of Parent and Buyer shall use its reasonable efforts to assist PEI in obtaining full and complete releases on the guarantees listed on Schedule 5.15 made by PEI of Seller's obligations with respect to certain of the Assumed Indebtedness. For purposes of this Section
5.15 and Section 5.16, reasonable efforts: (a) shall include Buyer's assumption of the Assumed Indebtedness on the terms set forth in this Agreement; (b) shall not be deemed to include any obligation on the part of Parent to provide a guarantee of Buyer's obligations under each such debt instrument assumed by Buyer at Closing; (c) shall include the obligation of Buyer to provide a debt obligation to the IDA satisfactory to the IDA in replacement of and in substitution for Seller's obligations to the IDA under Seller's outstanding tax-exempt financings; and (d) shall not impose on Buyer or Parent any obligation to issue any debt obligation under Section 5.16 other than an obligation (i) on terms substantially similar to Buyer's outstanding general first mortgage bond indebtedness (other than interest rate, fees and maturity) and (ii) bearing interest at rates, and with fees and maturities, equal to the Seller's indebtedness to the IDA.

  5.16 Assumption of Seller Debt. Each of Buyer and Parent shall use its reasonable efforts (as defined in Section 5.15) to assist Seller in obtaining all consents and taking such other actions as may be required to enable Buyer to assume at the Closing all of Seller's liabilities and obligations under the Assumed Indebtedness to the extent provided in Section 2.3.

  5.17 Schedule of Permits. Within ninety (90) days following the execution of this Agreement, PEI and Seller shall deliver to Buyer a schedule, to be identified as Schedule 5.17, which sets forth all material Permits required for the use of the Acquired Assets and the operation of the Business by Buyer substantially in the manner as it was conducted prior to the date hereof. For purposes of this Section 5.17 material Permits shall include those required for the service of all utility customers at substantially the same service levels as provided by Seller on the date of this Agreement. All Permits listed on Schedule 5.17 that are required to be listed on Schedule 3.3 or Schedule
3.9 shall be so designated. Seller has made or will make prior to the Closing Date timely applications for renewals of all such Permits listed on Schedule
5.17 which under applicable law must be filed prior to the Closing Date to maintain the Permits listed on Schedule 5.17 in full force and effect.

  5.18 Title Information. Within sixty (60) days following the execution of this Agreement, Seller shall use its reasonable efforts to deliver to Buyer true, correct and complete copies of all existing title policies, surveys, leases, deeds, instruments and agreements relating to title to the Real Estate in Seller's possession.

  5.19 Transaction with Related Parties. Effective as of the Closing Date, Seller shall have terminated and cancelled all contracts, commitments and agreements (including employment relationships) relating to the Acquired Assets or the Business, between Seller, any Affiliate of Seller (including
PEI), any officer or director of Seller or PEI, or any Affiliate of the foregoing. Seller shall be solely liable for any contractual or other claims, express or implied arising out of the termination and cancellation of any of the foregoing raised by any party thereto.

  5.20 Approval by PEI. Upon approval of this Agreement and the transactions contemplated hereby by the common stockholders of PEI as contemplated by
Section 5.8.4 hereof, PEI shall, as the sole owner of common stock of Seller, vote all of such shares of common stock to approve this Agreement and the transactions contemplated hereby.

  5.21 Supplemental Information.

  5.21.1 Seller shall provide Buyer, within five (5) days of the execution or the date of receipt thereof, a copy of (a) each Contract (other than with respect to which the Business' total annual liability or expense is less than $50,000 per such Contract) entered into by Seller after the date hereof and prior to the Closing Date; (b) a copy of any written notice for assessments for public improvements against the Real Estate received after the date hereof and prior to the Closing Date; (c) a copy of the filing of any condemnation, expropriation, eminent domain or similar proceeding affecting all or any portion of any of the Real Estate received after the date hereof but prior to the Closing Date; and (d) a copy of any Contract where Seller is a lessee relating to the use or occupancy of the Real Estate and where such Contract involves annual payments in excess of $25,000 entered into by Seller after the date hereof and prior to the Closing Date.

  5.21.2 Within five (5) days of the receipt of notice of violation Seller shall notify Buyer of any violations of state or federal drinking water standards which, if such violations existed on the date hereof, would be required to be disclosed pursuant to Section 3.8.10 hereof, and shall promptly notify Buyer of the actions proposed to be taken by Seller to correct or otherwise respond to such violations.

  5.22 Non-Competition. Except as set forth on Schedule 5.22, the Seller Parties agree that for a period of fifteen (15) years after the Closing Date neither Seller Party nor any Affiliate of a Seller Party shall directly or indirectly own, manage, operate, control or participate in the ownership, management, operation or control of or be otherwise connected in any substantial manner with any entity engaged in the business of storing, supplying and distributing water in Pennsylvania, whether or not such business is subject to regulation by the Pennsylvania Public Utility Commission (it being understood that the individual directors of Seller and PEI are not Affiliates of a Seller Party).

  5.23 Insurance. Seller or PEI shall arrange, to the reasonable satisfaction of Buyer, for the first insurance policy listed on Schedule 3.19 (or any successor or replacement policy thereto) to provide coverage for events or occurrences occurring prior to Closing but reported within five years of the Closing Date.

                                   ARTICLE 6

                       Conditions Precedent; Termination

  6.1 Conditions Precedent to Obligations of Buyer and Parent. The obligations of Buyer and Parent to cause the purchase of the Acquired Assets and the assumption of the Assumed Liabilities and to consummate the other transactions contemplated hereby are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions (any one or more of which may be waived in writing in whole or in part by Buyer and Parent in their sole discretion):

  6.1.1 Performance of Agreements; Representations and Warranties. Seller and PEI shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing; and the representations and warranties set forth in this Agreement made by Seller and PEI shall be true and correct on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, except for representations and warranties that speak as of a specific date or time other than the Closing Date (which need only be true and correct as of such date or time), other than, in all such cases (except
Section 3.25), such failures to be true and/or correct as would not in the aggregate reasonably be expected to have a Material Adverse Effect, provided however, that if any such representation or warranty is already qualified in any respect by materiality or as to material adverse effect, for purposes of determining whether this condition has been satisfied, such materiality or material adverse effect qualification will be in all respects ignored and such representation or warranty shall be true and correct in all respects without regard to such qualification (but subject to the overall exception as to material adverse effect set forth immediately prior to this proviso). Buyer shall have been furnished with a certificate of the President or Vice President of Seller and PEI dated the Closing Date, certifying to the foregoing.

  6.1.2 Opinion of Counsel. Buyer shall have received from Moses & Gelso, counsel to Seller and PEI, an opinion dated the Closing Date, in form and substance satisfactory to Buyer, to the effect set forth in Exhibit F hereto.

  6.1.3 HSR Act. The applicable waiting period under the HSR Act with respect to the transactions contemplated hereby shall have expired or been terminated.

  6.1.4 Required PPUC and Other Consents. The PPUC shall have issued an order approving the transactions contemplated hereby and affirming that the regulatory treatment with respect to the Business in existence as of the date of this Agreement afforded to Seller (including without limitation as to the recovery of deferred treatment plant costs and recovery of deferred billings) shall be continued following the transactions contemplated hereby, and such order shall not contain any restrictions or conditions (other than those in effect on the date hereof) which would have a Material Adverse Effect on the Acquired Assets or the Business, and such order shall be final and unappealable; Seller shall have obtained the statutory and regulatory consents and approvals listed on Schedule 6.1.4 hereto and all other statutory and regulatory consents and approvals which are required under the laws or regulations of the United States and other Authorities in order to consummate the transactions contemplated hereby and to permit Buyer to conduct the Business in the manner contemplated by Section
3.25 hereof other than those the failure of which to obtain would not have a Material Adverse Effect (it being understood that the failure to obtain subdivision approval from any Authority other than the PPUC shall not be considered a required approval unless after the date hereof but prior to the Closing Date, there is any court decision or any change in, or in the interpretation by an appropriate Authority of, any law or regulation to the effect that subdivision approval from an Authority other than the PPUC is legally required for the subdivision of the Real Estate). Seller shall have also obtained (i) all consents and legal opinions required to enable Buyer to assume the IDA Financings (without any change in the tax-exempt status of the IDA Financings) and all consents required pursuant to the Indenture of Mortgage of Deed of Trust dated as of March 15, 1946 from Seller to First Trust of New York, National Association, as successor to Morgan Guaranty Trust Company of New York, as trustee, as supplemented (the "Mortgage Indenture") to enable Seller to sell the Acquired Assets and to grant and transfer the rights under the Operating Easement to Buyer at the Closing, free and clear of all Liens other than Permitted Exceptions (and specifically free and clear of any Lien arising under or pursuant to the Mortgage Indenture) and (ii) the consents listed on Schedule 6.1.4 hereto.

  6.1.5 Injunction; Litigation. (i) No statute, rule, regulation or order of any court or Authority shall be in effect which restrains or prohibits the transactions contemplated by this Agreement or which would limit or materially adversely affect Buyer's ownership of all or any material portion of the Acquired Assets, nor (ii) shall there be pending or threatened any litigation, suit, action or proceeding by any party which would reasonably be expected to materially limit or materially adversely affect Buyer's ownership of the Acquired Assets.

  6.1.6 Documents. Seller and PEI shall have delivered the Survey and all of the certificates, instruments, contracts and other documents specified to be delivered by it hereunder, including pursuant to Section 2.7 hereof and shall have made arrangements satisfactory to Buyer to deliver to Buyer as promptly as practicable after the Closing, such records (including customer and employee records) necessary to own and operate the Business.

  6.1.7 Real Estate.

    (a) Seller and Buyer shall have executed and delivered an access and maintenance easement agreement substantially in the form of Exhibit G hereto (the "Operating Easement").

    (b) The IDA shall have transferred to Seller title to the Project Facilities as set forth in Exhibit A to the Project Facilities Agreement dated as of December 1, 1992 between Seller and the IDA.

    (c) As of the Closing Date, the Real Estate, as surveyed pursuant to
  Section 5.14 hereof, together with the rights granted under the Operating Easement, as subject to the Permitted Exceptions, will be adequate to operate the Business consistent with past practice, including the service of all utility customers in substantially the same manner and at substantially the same service levels as the Seller has heretofore provided, and Buyer shall have been furnished with a certificate of the President or Vice President of Seller and PEI dated the Closing Date, certifying to the foregoing, which certification shall not survive the Closing.

  6.1.8 Shareholder Approval. This Agreement and the transactions contemplated hereby shall have been approved by the holders of a majority of the issued and outstanding shares entitled to vote thereon of (i) common stock of PEI, (ii) common stock of Seller and (iii) preferred stock of Seller.

  6.2 Conditions Precedent to Obligations of Seller Parties. The obligations of the Seller Parties to cause the sale of the Acquired Assets and to consummate the other transactions contemplated hereby are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions (any one or more of which may be waived in writing in whole or in part by the Seller Parties in their sole discretion):

  6.2.1 Performance of Agreements; Representations and Warranties. Parent and Buyer shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing; and the representations and warranties set forth in this Agreement made by Buyer and Parent shall be true and correct on and as of the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, except for representations and warranties that speak as of a specific date or time other than the Closing Date (which need only be true and correct as of such date or time), other than, in all such cases (except Section 4.2), such failures to be true and/or correct as would not in the aggregate reasonably be expected to have a material adverse effect on the respective ability of Buyer and Parent to perform their obligations under this Agreement and the Transaction Documents, provided, however, that if any such representation or warranty is already qualified in any respect by materiality or as to material adverse effect, for purposes of determining whether this condition has been satisfied, such materiality or material adverse effect qualification will be in all respects ignored and such representation or warranty shall be true and correct in all respects without regard to such qualification (but subject to the overall exception as to material adverse effect set forth immediately prior to this proviso). Seller shall have been furnished with a certificate of the President or Vice President of Parent and Buyer, dated the Closing Date, certifying to the foregoing.

  6.2.2 Opinion of Counsel. Seller shall have received from Dechert Price & Rhoads, counsel to Buyer, an opinion dated the Closing Date, in form and substance satisfactory to Seller, to the effect set forth in Exhibit H hereto.

  6.2.3 HSR Act. The applicable waiting period under the HSR Act with respect to the transactions contemplated hereby shall have expired or been terminated.

  6.2.4 Required PPUC and Other Consents. The PPUC shall have issued an order approving the transactions contemplated hereby and such order shall not contain any restrictions or conditions which would have a material adverse effect on Seller or PEI, and such order shall be final and unappealable; Seller shall have obtained the statutory and regulatory consents and approvals listed on Schedule 6.2.4 hereto and all other statutory and regulatory consents and approvals which are required under the laws or regulations of the United States and other Authorities in order to consummate the transactions contemplated hereby, other than those the failure of which to obtain would not have a material adverse effect on the Seller or PEI after the Closing. Seller shall have obtained (i) all consents and legal opinions required to enable Buyer to assume the IDA Financings and Seller shall have obtained all consents required pursuant to the Mortgage Indenture to enable Seller to sell the Acquired Assets to Buyer at the Closing, free and clear of all Liens other than Permitted Exceptions (and specifically free and clear of any Lien arising under or pursuant to the Mortgage Indenture), and (ii) the consents listed as items 1-4, 7, 9 and 17-19 of Schedule 3.3. Seller and Buyer shall each have obtained all consents required to enable Buyer to grant and transfer the rights under the Operating Easement to Seller free and clear of all Liens other than the "Buyer Permitted Exceptions." "Buyer Permitted Exceptions" as used herein shall mean (a) the Liens set forth in Schedule 3.10 hereto, (b) Liens securing Taxes, assessments, governmental charges or levies, or the claims of materialmen, mechanics, carriers and like persons, all of which are not yet due and payable or which are being contested in good faith or (c) such other Liens which, individually or in the aggregate, do not have a change or effect (or series of related changes or effects) which has or is reasonably likely to have a material adverse change in or effect upon the business, assets, condition (financial or otherwise), or results of operations of the business of the Seller Parties taken as a whole.

  6.2.5 Injunction; Litigation. (i) No statute, rule, regulation or order of any court or Authority shall be in effect which restrains or prohibits the transactions contemplated by this Agreement or which would limit or materially adversely affect PEI's or Seller's ownership of all or any material portion of its properties, nor (ii) shall there be pending or threatened any litigation, suit, action or proceeding by any party which could reasonably be expected to materially limit or materially adversely affect PEI's or Seller's ownership of any of its properties.

  6.2.6 Operating Easement. Seller and Buyer shall have executed and delivered the Operating Easement.

  6.2.7 Documents. Parent and Buyer shall have delivered all the certificates, instruments, contracts and other documents specified to be delivered by it hereunder, including pursuant to Section 2.7 hereof.

  6.2.8 Shareholder Approval. This Agreement and the transactions contemplated hereby shall have been approved by the holders of a majority of the issued and outstanding shares entitled to vote thereon of (i) common stock of PEI, (ii) common stock of Seller and (iii) preferred stock of Seller.

  6.3 Termination. This Agreement may be terminated at any time prior to the Closing Date:

  6.3.1 by mutual written consent of the Seller Parties, Buyer and Parent;

  6.3.2 by any of the Seller Parties on five (5) business days notice if PEI or Seller receives a proposal to acquire from PEI or Seller all or most of the assets of PEI or Seller or the Business or at least a majority of the outstanding securities of PEI or Seller with general voting rights to elect directors of PEI or Seller, as the case may be, or any right or option to acquire any of the foregoing that PEI's Board of Directors determines in good faith is more favorable to the common stockholders of PEI than the transactions contemplated hereby;

  6.3.3 by any of the Seller Parties, Parent or Buyer if (i) the vote of the stockholders of PEI or the preferred stockholders of Seller to approve this Agreement and the transactions contemplated hereby shall not be obtained at any meeting, and/or any adjournments thereof, called therefor; (ii) any governmental or regulatory body the consent of which is a condition to the obligations of the Seller Parties, Parent and Buyer to consummate the transactions contemplated hereby shall have determined not to grant its consent and all appeals of such determination shall have been taken and have been unsuccessful; (iii) any court of competent jurisdiction shall have issued an order, judgment or decree (other than a temporary restraining order) restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, judgment or decree shall have become final and nonappealable; or (iv) the Closing shall not have occurred on or before April 26, 1996;

  6.3.4 by Buyer or Parent if (i) PEI or Seller fail to perform its obligations under Section 5.8.3 with respect to preparing, filing and clearing the Proxy Statements with the SEC, or 5.8.4, and if, after ten (10) days written notice by Parent or Buyer of any such failure, PEI or Seller fail to cure (in the determination of Parent and Buyer) such failure, (ii) the directors of PEI or Seller fail at the time of the mailing of the Proxy Statements to their respective stockholders pursuant to Section 5.8.3 or at any time thereafter to recommend approval of this Agreement or withdraw such recommendation, or modify in a manner adverse to Parent and Buyer its recommendations or approval or (iii) PEI or Seller enter into any letter of intent or definitive agreement regarding a Competing Transaction; or

  6.3.5 by Seller or Buyer pursuant to Section 5.14.2.

  6.3.6 If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in this Section 6.3, this Agreement shall become void and of no further force and effect, except for the provisions of
Section 5.6 relating to publicity, Section 6.4 relating to certain payments,
Section 3.24 and 4.6 relating to brokerage, and Section 8.6 relating to jurisdiction. Nothing in this Section 6.3 shall be deemed to release either party from any liability for any willful breach by such party of the terms and provisions of this Agreement.

  6.4 Termination Payments.

  6.4.1 If (i) PEI or Seller terminates this Agreement in accordance with
Section 6.3.2; (ii) the Seller Parties, Parent or Buyer terminates this Agreement in accordance with Section 6.3.3(i), and either PEI or Seller enter into any letter of intent or definitive agreement with respect to or consummate a Competing Transaction within three months of the date of such termination; or (iii) Buyer or Parent terminates this Agreement pursuant to
Section 6.3.4 and either PEI or Seller has entered into or enters into any letter of intent or definitive agreement with respect to or consummates a Competing Transaction within six months of the date of such termination; then in any such case within five (5) business days after the date of such termination (or, if applicable, the date PEI or Seller enters into any letter of intent or definitive agreement with respect to a Competing Transaction, or the date of consummation of a Competing Transaction) Seller shall pay to Buyer the sum of $9,000,000.

  6.4.2 In addition, in any circumstances under which Buyer is entitled to a payment pursuant to Section 6.4.1, Seller shall pay to Buyer all reasonable out of pocket expenses incurred by Buyer and Parent in connection with the transactions contemplated hereby up to a maximum expense reimbursement of $1,500,000. Seller shall not be required to make any expense reimbursement contemplated by this Section 6.4.2 unless and until it shall have a list from Parent or Buyer stating the amount of its Expenses and copies of supporting invoices.

                                   ARTICLE 7

                         Certain Additional Covenants

  7.1 Certain Taxes and Expenses. The Seller Parties, on the one hand, and Buyer and Parent, on the other hand shall be equally responsible for all state and local sales, use, transfer, real property transfer, documentary stamp, recording and other similar taxes arising from and with respect to the sale and purchase of the Acquired Assets. Except as otherwise provided in this Agreement, each of the parties hereto shall each bear its respective accounting, legal and other expenses incurred in connection with the transactions contemplated by this Agreement.

  7.2 Maintenance of Books and Records. The Seller Parties, on the one hand, and Buyer and Parent, on the other hand, shall cooperate fully with each other after the Closing so that (subject to any limitations that are reasonably required to preserve any applicable attorney-client privilege) each party has access to the business records, contracts and other information existing at the Closing Date and relating in any manner to the Acquired Assets or the Assumed Liabilities or the conduct of the Business (whether in the possession of the Seller Parties or Buyer or Parent). No files, books or records existing at the Closing Date and relating in any manner to the Acquired Assets or the conduct of the Business shall be destroyed by any party for a period of six years after the Closing Date without giving the other party at least 30 days prior written notice, during which time such other party shall have the right (subject to the provisions hereof) to examine and to remove any such files, books and records prior to their destruction. The access to files, books and records contemplated by this Section 7.2 shall be during normal business hours and upon not less than two (2) Business Days prior written request, shall be subject to such reasonable limitations as the party having custody or control thereof may impose to preserve the confidentiality of information contained therein, and shall not extend to material subject to a claim of privilege unless expressly waived by the party entitled to claim the same.

  7.3 Survival.

  7.3.1 Subject to this Section 7.3, Section 7.4.2(g) and Section 7.4.2(j), all representations, warranties, covenants and agreements contained in this Agreement or the Transaction Documents shall survive (and not be affected in any respect by) the Closing, any investigation conducted by any party hereto and any information which any party may receive. Notwithstanding the foregoing,

    (a) the covenants contained in Sections 5.1, 5.3, 5.4, 5.5, 5.8.2 through
  5.8.6 and 5.21 and the related indemnity obligations contained in Section
  7.4 shall terminate on, and no action or claim with respect thereto may be brought after, the third anniversary of the Closing Date;

    (b) the covenants contained in Section 5.2 and the related indemnity obligations contained in Section 7.4 shall terminate on, and no action or claim with respect thereto may be brought after, the Closing Date;

    (c) the representations and warranties contained in Sections 3.12 and
  3.16 and the related indemnity obligations contained in Section 7.4 shall terminate on, and no action or claim with respect thereto may be brought following the expiration of the applicable statute of limitations (or extensions or waivers thereof);

    (d) the representations and warranties contained in Section 3.2 and the related indemnity obligations contained in Section 7.4 shall survive for an unlimited period of time;

    (e) the representations and warranties contained in Section 3.10 and the related indemnity obligations contained in Section 7.4 shall terminate on, and no action or claim with respect thereto may be brought after, the tenth anniversary of the Closing Date;

    (f) the representations and warranties contained in Section 3.7 and 3.17 and the related indemnity obligations contained in Section 7.4 shall terminate on, and no action or claim with respect thereto may be brought after, the fifth anniversary of the Closing Date;

    (g) the representations and warranties contained in Sections 3.3, 3.5, 3.6, 3.8, 3.9 and 3.25 and the related indemnity obligations contained in
  Section 7.4 shall terminate on, and no action or claim with respect thereto may be brought after, the third anniversary of the Closing Date;

    (h) the representations and warranties contained in Section 3.11 and the certificate delivered pursuant to Section 6.1.7(c) and the related indemnity obligations contained in Section 7.4 shall terminate on, and no action or claim with respect thereto may be brought after, the Closing Date;

    (i) the representations and warranties contained in Section 4.2 and the related indemnity obligations contained in Section 7.4 shall survive for an unlimited period of time;

    (j) the representations and warranties contained in Sections 4.3 and 4.4 and the related indemnity obligations contained in Section 7.4 shall terminate on, and no action or claim with respect thereto may be brought after, the third anniversary of the Closing Date;

    (k) the representations and warranties contained in Section 4.5 and the related indemnity obligations contained in Section 7.4 shall terminate on, and no action or claim with respect thereto may be brought after, the Closing Date; and

    (l) all other representations and warranties contained in this Agreement and the related indemnity obligations contained in Section 7.4 shall terminate on and no further action or claim with respect thereto may be brought after, the second anniversary of the Closing Date;

    (m) such representations and warranties specified in the foregoing clauses (c) through (k), and the covenants contained in Section 5.1, 5.2, 5.3, 5.4, 5.5, 5.8.2 through 5.8.6 and 5.21 and the liability of any party with respect thereto, shall not terminate with respect to any claim, whether or not fixed as to liability or liquidated as to amount, with respect to which such party has been given written notice setting forth the facts upon which the claim for indemnification is based and, if possible, a reasonable estimate of the amount of the claims prior to the relevant anniversary of the Closing Date or the 30th day after the expiration of the applicable statute of limitations (or extensions or waivers thereof), as the case may be.

If any claim for indemnification is asserted or could be asserted with respect to a breach or asserted breach of Section 3.17 (Undisclosed Liabilities) and the Buyer or Parent is also entitled to indemnification in respect of that claim for breach or asserted breach of any other representation or warranty in this Agreement for which there is a shorter survival period, such shorter period will apply to such claim except to the extent that such claim is a product liability, toxic tort or similar claim (as described in Section 2.3.3(a)) brought by a private party litigant.

  7.3.2 No claim for indemnity under Section 7.4 shall be brought or made by Buyer or Parent pursuant to Sections 7.4.1(a)(B) or 7.4.1(a)(C):

    (a) after the tenth anniversary of the Closing Date, for any action or claim with respect to the On-site Conditions;

    (b) after the twentieth anniversary of the Closing Date, with respect to the presence of Hazardous Substances at any locations other than the Real Estate; and

    (c) after the fifth anniversary of the Closing Date, for any action or claim with respect to any other Retained Liability;

provided, however, that the foregoing time limitations shall not apply to any such claims which have been the subject of a written notice from Parent and/or Buyer to the Seller Parties prior to such period setting forth the facts upon which the claim for indemnification is based and, if possible, a reasonable estimate of the amount of the claims; and, provided, further, that the foregoing time limitations shall also not apply to any such claims:

    (u) with respect to Taxes;

    (v) with respect to any liability of the types that appear as "Current Liabilities" (other than "Other") on the Financial Statements of Seller (other than the Assumed Indebtedness);

    (w) not exclusively related to the Acquired Assets or not exclusively related to the Business; and

    (x) with respect to any of the matters discussed in Section 3.16 hereof.

  7.4 Indemnification. Seller, PEI, Parent and Buyer agree as follows:

  7.4.1 General Indemnification Obligations.

    (a) Seller and PEI shall, indemnify Buyer and its directors, officers and other Affiliates (including Parent) and hold Buyer and such other parties harmless from and against any and all Damages arising out of or resulting from (A) any breach of any representation, warranty, covenant or agreement made by the Seller Parties in this Agreement or in any document or certificate required to be furnished to Buyer by any of the Seller Parties pursuant to this Agreement (including the Transaction Documents); (B) subject to Section 7.3.2, any Excluded Assets or Retained Liabilities; (C) subject to Section 7.3.2 the ownership, operation or use of any of the businesses or assets of the Seller Parties or their Affiliates other than the Business whether before, on or after the Closing Date; and (D) the failure of Seller to obtain subdivision approvals for the transfer of the Real Estate from all applicable Authorities.

    (b) Buyer and Parent shall indemnify Seller, PEI and their directors, officers and other Affiliates and hold Seller and such other parties harmless from and against any and all Damages arising out of or resulting from (A) any breach of any representation, warranty, covenant or agreement made by Parent or Buyer in this Agreement or in any document or certificate required to be furnished to Seller by Parent or Buyer pursuant to this Agreement (including the Transaction Documents); (B) any Assumed Liabilities after the Closing Date; (C) the ownership, operation or use of the Business after the Closing Date (except to the extent resulting from Retained Liabilities or to the extent resulting from breaches by the Seller Parties of representations, warranties, covenants or agreements hereunder or in the other Transaction Documents); and (D) any claim by a Transferred Employee or a Former Employee referred to on Schedule 5.12 or the Beneficiary of any such employee or former employee for post-retirement health care or life insurance benefits "incurred" (within the meaning of Section 5.9.4) after the Closing.

    (c) For purposes of this Agreement, "Damages" shall mean any and all losses, liabilities, obligations, damages (including any governmental penalty or punitive damages assessed or asserted against the party seeking indemnification and including costs of investigation, clean-up and remediation), deficiencies, interest, costs and expenses and any claims, actions, demands, causes of action, judgments, costs and reasonable expenses (including reasonable attorneys' fees and all other reasonable expenses incurred in investigating, preparing or defending any litigation or proceeding, commenced or threatened, incident to the successful enforcement of this Agreement). For purposes of determining any breach of, and calculating the amount of Damages incurred by the Indemnified Party arising out of or resulting from, any breach of a representation, covenant or agreement by any party hereto, the references to a "Material Adverse Effect" or materiality (or other correlative terms) shall be disregarded. Notwithstanding the foregoing, Damages shall not include the loss of profits of the party seeking indemnification, or punitive damages unless the party seeking indemnification has had punitive damages assessed or asserted against it.

  7.4.2 General Indemnification Procedures.

    (a) A party seeking indemnification pursuant to this Section 7.4 (an "Indemnified Party") shall give prompt written notice to the party from whom such indemnification is sought (the "Indemnifying Party") of the assertion of any claim, the incurrence of any Damages, or the commencement of any action, suit or proceeding, of which it has knowledge and in respect of which indemnity may be sought hereunder, and will give the Indemnifying Party such information with respect thereto as the Indemnifying Party may reasonably request, but failure to give such required notice shall relieve the Indemnifying Party of any liability hereunder only to the extent that the Indemnifying Party has suffered actual prejudice thereby. The Indemnifying Party shall have the right, exercisable by written notice to the Indemnified Party after receipt of notice from the Indemnified Party of the commencement of or assertion of any claim or action, suit or proceeding by a third party in respect of which indemnity may be sought hereunder (a "Third Party Claim"), to assume the defense of such Third Party Claim which involves (and continues to involve) solely monetary damages; provided, that (A) the Indemnifying Party expressly agrees in such notice that, as between the Indemnifying Party and the Indemnified Party, solely the Indemnifying Party shall be obligated to satisfy and discharge the Third Party Claim, (B) such Third Party Claim does not include a request or demand for injunctive or other equitable relief by an Authority and (C) the Indemnifying Party makes reasonably adequate provision to assure the Indemnified Party of the ability of the Indemnifying Party to satisfy the full amount of any adverse monetary judgment that is reasonably likely to result. The Indemnifying Party shall be deemed to have satisfied the condition set forth in clause (C) of the proceeding sentence if it is a regulated utility.

    (b) Neither the Indemnified Party nor the Indemnifying Party shall settle any Third Party Claim without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed.

    (c) The Indemnifying Party or the Indemnified Party, as the case may be, shall have the right to participate in (but not control), at its own expense, the defense of any Third Party Claim which the other party is defending as provided in this Agreement.

    (d) Amounts paid in respect of indemnification obligations of the parties shall be treated as an adjustment to the Purchase Price.

    (e) Subject to Section 7.4.2(f), neither Parent nor Buyer (and the other Persons for which they can claim indemnity hereunder) shall be entitled to indemnification for Damages incurred unless the aggregate amount of Damages incurred by Parent or Buyer (or the other Persons for which they can claim indemnification) exceeds $3,000,000 in the aggregate (the "Threshold Amount"), in which case Seller and PEI shall then be liable for Damages in excess of the Threshold Amount. Subject to Section 7.4.2(f), the cumulative aggregate indemnity obligation of PEI and Seller under this Section 7.4 shall not exceed $40,000,000 (the "Ceiling") and the cumulative aggregate indemnity obligation of PEI and Seller under Section 7.4.1(a)(D) shall not exceed $1,000,000.

    (f) Notwithstanding the foregoing, the parties acknowledge that Parent or Buyer (and the other Persons for which they can claim indemnity hereunder) shall be entitled to indemnification for Damages in respect of intentional and willful breaches of covenants or agreements in this Agreement or any of the Retained Liabilities other than the Specified Liabilities irrespective of the Threshold Amount or the Ceiling, and that Parent or Buyer (and the other Persons for which they can claim indemnity hereunder) shall be entitled to indemnification for Damages pursuant to Section 7.4.1(a)(D) irrespective of the Threshold Amount (it being understood that the failure to cure a breach shall not, by itself, be an intentional and willful breach). As used herein, the "Specified Liabilities" shall mean the Retained Liabilities arising from claims made after the Closing Date which
  (i) do not relate to matters within the scope of clauses (u), (v), (w) and
  (x) of Section 7.3.2; (ii) were unknown, after due inquiry, on or prior to Closing to any officer, any accounting supervisor or any manager of a water system of Seller or PEI; (iii) relate exclusively to the Acquired Assets or the Business prior to the Closing Date; and (iv) are not within the scope of coverage or policy limits (without giving effect to any deductible or retention) of the insurance policies of Seller or PEI. Notwithstanding anything to the contrary in this Section 7.4, Parent or Buyer (or the other Persons for which they can claim indemnification) shall be entitled to indemnification for Damages in respect of a breach of Section 3.2, 3.12 or
  3.16 irrespective of the Threshold Amount or the Ceiling.

    (g) Except to the extent provided in the Operating Easement, the rights and remedies of PEI, Seller, Parent and Buyer under this Section 7.4 are exclusive and in lieu of any and all other rights and remedies which PEI, Seller, Parent and Buyer may have under this Agreement or otherwise for monetary relief with respect to (x) the inaccuracy of any representation, warranty, certification or other statement made (or deemed made) by PEI, Seller, Parent or Buyer in or pursuant to this Agreement or any of the Transaction Documents or (y) any breach or failure to perform any covenant or agreements set forth in this Agreement or any of the Transaction Documents.

    (h) Except to the extent provided in Section 7.4.2(j) below, no right to indemnification under this Section 7.4 shall be limited by reason of any investigation or audit conducted before or after the Closing of any party hereto including, without limitation, the Survey and the adjustment thereof referred to in Section 5.14 hereof, or the knowledge of such party of any breach of any representation, warranty, agreement or covenant by the other party at any time, or the decision by such party to complete the Closing.

    (i) No party shall have any liability to another party under this Section
  7.4 for Damages to the extent that:

      (A) the Indemnified Party recovers insurance proceeds covering the Damages; or

      (B) the Indemnified Party's Tax liability is actually reduced as a result of a tax benefit to which the Indemnified Party becomes entitled in respect of the Damages;

    (j) Seller and PEI shall have no liability or obligation under this
  Section 7.4 for any Damages resulting from the inaccuracy or breach of any representation or warranty if such inaccuracy or breach is disclosed by Seller or PEI pursuant to and in accordance with Sections 5.3 and 8.4 hereof;

    (k) Buyer agrees that (i) if it receives payment from Seller or PEI for Damages arising under or pursuant to a breach of the representation and warranty set forth in Section 3.10, and (ii) if Buyer has obtained title insurance which may cover the claim or matter giving rise to such Damages, then (iii) Buyer will make a claim under the title insurance if such claim can be made in good faith. Buyer shall be under no obligation to obtain title insurance or prosecute such claim (other than the initial filing of such claim).

    (l) If at any time subsequent to the receipt by an Indemnified Party of an indemnity payment hereunder, such Indemnified Party (or any Affiliate thereof) receives any recovery, settlement or other similar payment with respect to the Damages for which it received such indemnity payment (including insurance proceeds pursuant to Section 7.4.2(i)(A) and a tax benefit pursuant to Section 7.4.2(i)(B)) (the "Recovery"), such Indemnified Party shall promptly pay to the Indemnifying Party an amount equal to the amount of such Recovery, less any expense incurred by such Indemnified Party (or its Affiliates) in connection with such Recovery, but in no event shall any such payment exceed the amount of such indemnity payment;

    (m) In the event of any indemnification claim under this Section 7.4 involving the claim of any third party, the Indemnified Party shall cooperate fully (and shall cause its Affiliates to cooperate fully) with the Indemnifying Party in the defense of any such claim under this Section
  7.4. Without limiting the generality of the foregoing, the Indemnified Party shall furnish the Indemnifying Party with such documentary or other evidence as is then in its or any of its Affiliates' possession as may reasonably be requested by the Indemnifying Party for the purpose of defending against any such claim. Whether or not the Indemnifying Party chooses to defend or prosecute any claim involving a third party, all the parties hereto shall cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials and appeals, as may be reasonably requested in connection therewith.

  7.5 UCC Matters. From and after the Closing Date, Seller will promptly refer all inquiries with respect to ownership of the Acquired Assets or the Business to Buyer. In addition, Seller will execute such documents and financing statements as Buyer may reasonably request from time to time to evidence transfer of the Acquired Assets to Buyer in accordance with this Agreement, including any necessary assignment of financing statements.

  7.6 Financial Statements. Seller, at Buyer's expense, shall provide Buyer, within 90 days after Buyer's written request therefor, with the following audited financial statements: (i) a statement of net assets of the Business as of the end of the last fiscal year prior to Closing and (ii) a statement of income of the Business and a statement of cash flows or its equivalent of the Business for the last fiscal year prior to Closing including opinions thereon of independent public accountants and the following unaudited financial statements (i) a statement of net assets of the Business as of the end of the last fiscal quarter prior to Closing and (ii) a statement of income of the Business and a statement of cash flows or its equivalent of the Business, for the period from the end of the last fiscal year through the end of the last fiscal quarter prior to Closing in connection with the preparation and filing of any registration statement or periodic report of Buyer or its Affiliates pursuant to such laws.

  7.7 Collection of Receivables. Seller agrees that it shall promptly (and in any event no later than five (5) Business Days following receipt) deliver all such payments with respect to accounts receivable from customers of the Business received on and after the Closing Date (including but not limited to negotiable instruments tendered in payment of accounts receivable assigned to Buyer hereunder which shall be duly endorsed by Seller to the order of Buyer) to Buyer. Seller shall cooperate with Buyer in coordinating the transfer of collection agents and customers of the Business who pay their bills through the Automated Clearinghouse (ACH) process to Buyer.

                                   ARTICLE 8

                                 Miscellaneous

  8.1 Construction. Parent, Buyer and the Seller Parties have participated jointly in the negotiation and drafting of this Agreement and the Transaction Documents. In the event any ambiguity or question of intent or interpretation arises, this Agreement and the Transaction Documents shall be construed as if drafted jointly by Parent, Buyer and the Seller Parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" in this Agreement shall mean including without limitation. Words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other genders as the context requires. The terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules and Exhibits hereto) and not to any particular provision of this Agreement, and Article, Section, paragraph, Exhibit and Schedule references are to the Articles, Sections, paragraphs, Exhibits and Schedules to this Agreement unless otherwise specified. The word "or" shall not be exclusive. Provisions of this Agreement shall apply, when appropriate, to successive events and transactions. Section references refer to this Agreement unless otherwise specified.

  8.2 Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed given only if delivered to the party personally or sent to the party by telecopy, by registered or certified mail (return receipt requested) with postage and registration or certification fees thereon prepaid, or by any nationally recognized overnight courier addressed to the party at its address set forth below:

    If to Buyer:

    Pennsylvania-American Water Company
    c/o American Water Works Company
    1025 Laurel Oak Road
    P.O. Box 1770
    Voorhees, New Jersey 08043
    Fax: (609) 346-8229
    Attention: Counsel

    with a copy to:

    Dechert Price & Rhoads
    4000 Bell Atlantic Tower
    1717 Arch Street
    Philadelphia, PA 19103-2793
    Fax: (215) 994-2222
    Attention: George W. Patrick, Esq.

    If to Seller or PEI:

    Pennsylvania Enterprises, Inc.
    Wilkes-Barre Center
    39 Public Square
    Wilkes-Barre, PA 18711-0601
    Attention: President
    Fax:

    with a copy to:

    Hughes Hubbard & Reed
    One Battery Park Plaza
    New York, NY 10004
    Attention: Garett J. Albert, Esq.
    Fax: (212) 422-4726

  8.3 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

  8.4 Exhibits and Schedules. All Exhibits and Disclosure Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Disclosure of any fact or item in any Schedule referenced by a particular paragraph or Section in this Agreement shall, should the existence of the fact or item or its contents be clearly related to any other paragraph or section, be deemed to be disclosed with respect to that other paragraph or section.

  8.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflicts of laws principles thereof.

  8.6 Consent to Jurisdiction. Each of the Seller Parties, Parent and Buyer irrevocably submits to the exclusive jurisdiction of (a) the Court of Common Pleas situated in any county in the Commonwealth of Pennsylvania, and (b) any United States District Court situated in the Commonwealth of Pennsylvania, for purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and agrees not to commence any action, suit or proceeding relating hereto except in such courts). Each of the Seller Parties, Parent and Buyer further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Section 8.2 shall be effective service of process for any action, suit or proceeding with respect to any matters to which it has submitted to jurisdiction as set forth in the immediately preceding sentence. Each of the Seller Parties, Parent and Buyer irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the Court of Common Pleas situated in any county in the Commonwealth of Pennsylvania, or
(b) any United States District Court situated in the Commonwealth of Pennsylvania, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

  8.7 Severability. The parties agree that (a) the provisions of this Agreement shall be severable in the event that any provision hereof is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, (b) such invalid, void or otherwise unenforceable provision shall be automatically replaced by another provision which is as similar as possible in terms to such invalid, void or otherwise unenforceable provision but which is valid and enforceable and (c) the remaining provisions shall remain enforceable to the fullest extent permitted by law.

  8.8 No Third Party Beneficiaries. Nothing herein expressed or implied is intended or should be construed to confer upon or give to any Person other than the parties hereto and their successors and permitted assigns any rights or remedies under or by reason of this Agreement.

  8.9 Entire Agreement. This Agreement, together with the Schedules and Exhibits hereto and the other Transaction Documents, the Confidentiality Agreement dated March 23, 1995 between PEI and Parent, and the Standstill Agreement dated the date hereof between PEI and Parent, constitute the entire understanding of the parties with respect to the subject matter hereof, supersede any prior agreements or understandings, written or oral, among the parties with respect to the subject matter hereof and is not intended to confer upon any Person other than the parties hereto any benefit, right or remedy.

  8.10 Amendment and Waiver. The parties may, by mutual agreement, amend this Agreement in any respect, and any party, as to such party, may (i) extend the time for the performance of any of the obligations of the other party; (ii) waive any inaccuracies in representations and warranties by the other party;
(iii) waive compliance by the other party with any of the covenants or agreements contained herein and performance of any obligations by the other party; and (iv) waive the fulfillment of any condition that is precedent to the performance by such party of any of its obligations under this Agreement. To be effective, any such amendment or waiver must be in writing and be signed by the party providing such waiver or extension, as the case may be. The waiver by any party hereto of any breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar.

  8.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

  8.12 Headings. The headings preceding the text of the sections and subsections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

  8.13 Definitions. For purposes of this Agreement, "to the best of the knowledge of the Seller Parties" shall mean the actual knowledge possessed by any of the directors of the Seller Parties or the following officers or employees of Seller: Chairman, President, Vice President--Finance, Vice President--Human Resources and Customer Services, Vice President--Water Resources, [Director of Field Operations], Vice President-- Administration and Secretary, Controller and water treatment plant managers.

  8.14 No Implied Representation. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT, IT IS THE EXPLICIT INTENT OF EACH PARTY HERETO THAT NEITHER OF THE SELLER PARTIES ARE MAKING ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, BEYOND THOSE EXPRESSLY GIVEN IN THIS AGREEMENT, ANY SCHEDULE HERETO, THE TRANSACTION DOCUMENTS, OR ANY DOCUMENT, EXHIBIT, CERTIFICATE, INSTRUMENT OR STATEMENT TO BE DELIVERED HEREUNDER OR THEREUNDER INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OR REPRESENTATION AS TO CONDITION, MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE AS TO ANY OF THE ACQUIRED ASSETS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT IS UNDERSTOOD AND AGREED THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS CONTAINED OR REFERRED TO IN THE SCHEDULES AND ANY COST ESTIMATES, PROJECTIONS OR PREDICTIONS OR ANY OTHER INFORMATION CONTAINED OR REFERRED TO IN OTHER MATERIALS THAT HAVE BEEN OR SHALL HEREINAFTER BE PROVIDED TO PARENT, BUYER OR ANY OF THEIR AFFILIATES, AGENTS OR REPRESENTATIVES ARE NOT AND SHALL NOT BE DEEMED TO BE REPRESENTATIONS OR WARRANTIES OF ANY OF THE SELLER PARTIES.

  8.15 Construction of Certain Provisions. It is understood and agreed that neither the specification of any dollar amount in the representations and warranties contained in this Agreement nor the inclusion of any specific item in the Schedules or Exhibits is intended to imply that such amounts or higher or lower amounts, or the items so included or other items, are or are not material, and none of the parties shall use the fact of the setting of such amounts or the fact of any inclusion of any such item in the Schedules or Exhibits in any dispute or controversy between the parties as to whether any obligation, item or matter is or is not material for purposes hereof.

  8.16 Bulk Sales. Buyer agrees that it shall not make any filings under the Pennsylvania tax bulk sales provisions with respect to the transactions contemplated by this Agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first written above.

                                          Pennsylvania Enterprises, Inc.

                                                    /s/ Dean T. Casaday
                                          By: _________________________________
                                             Name: Dean T. Casaday
                                             Title: President


                                          Pennsylvania Gas and Water Company

                                                    /s/ Dean T. Casaday
                                          By: _________________________________
                                             Name: Dean T. Casaday
                                             Title: President


                                          American Water Works Company, Inc.

                                                  /s/ George W. Johnstone
                                          By: _________________________________
                                             Name: George W. Johnstone
                                             Title: President and Chief
                                             Executive Officer


                                          Pennsylvania-American Water Company

                                                     /s/ Robert M. Ross
                                          By: _________________________________
                                             Name: Robert M. Ross
                                             Title: President

                                                                        ANNEX B

[LOGO OF LEGG MASON CORPORATE FINANCE APPEARS HERE]

                                                                 April 26, 1995
The Boards of Directors
Pennsylvania Enterprises, Inc.
Pennsylvania Gas and Water Company
Wilkes-Barre Center
39 Public Square
Wilkes-Barre, PA 18711-0601

Dear Sirs:

  We are advised that Pennsylvania Enterprises, Inc. ("PEI") and its wholly owned subsidiary, Pennsylvania Gas and Water Company ("Seller" and, together with PEI, the "Company"), have entered into a definitive asset purchase agreement dated April 26, 1995 (the "Agreement") with American Water Works Company, Inc. ("American Water") and its wholly owned subsidiary, Pennsylvania-American Water Company ("Buyer"), whereby Buyer will acquire from Seller assets relating to Seller's business as a water utility (the "Water Assets") (the "Transaction"). Under the Agreement, Buyer will pay Seller $255 million in cash (subject to adjustment) and assume certain liabilities associated with the Water Assets for a total purchase price of $409 million (subject to adjustment). As set forth in the Agreement, the sale of the Water Assets is subject to among other things: (i) approval by the holders of the common stock of PEI and Seller; (ii) approval by the holders of the preferred stock of Seller; (iii) approval by holders of certain outstanding debt obligations of PEI and Seller; and (iv) various regulatory approvals.

  You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to holders of the common stock and preferred stock of Seller and the common stock of PEI of the consideration to be received by Seller in a sale of the Water Assets pursuant to the Agreement.

    For purposes of rendering this opinion, we have:

    1. reviewed the terms of the Agreement;

    2. reviewed certain publicly available audited and unaudited financial statements of the Company;

    3. reviewed certain operating and financial information, including forecasts and projections, provided to us by management of the Company with respect to the operations and prospects of the business conducted with the Water Assets;

    4. met with certain members of management of the Company to discuss the business and prospects and historical financial statements of the Company to the extent related to the Water Assets;

    5. analyzed publicly available financial data and stock market performance data of publicly traded companies with water utilities operations that we deemed comparable to the business conducted with the Water Assets;

    6. reviewed the terms, to the extent available to us, of recent acquisitions of companies with water utility operations that we considered relevant to our inquiry; and

    7. conducted such other studies, analyses, inquiries and investigations as we deemed appropriate and feasible.

  In the course of our review, we have relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information provided to us by management of the Company or publicly available. In arriving at our opinion, we have not performed or obtained any independent appraisal of the Water Assets, nor have we conducted a physical inspection of the properties included in the Water Assets. With respect to forecasts and projections related to the business conducted with the Water Assets, we have assumed without independent verification that they reflect the best available estimates and judgments of the Company's management as to the future performance of such business. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof.

  No limitations were placed on us by the Company's Boards of Directors with respect to the investigations made or the procedures followed by us in rendering our opinion, except that, in connection with our engagement, we have not been requested by the Boards of Directors of the Company, and therefore were not authorized, to solicit nor have we solicited third party indications of interest for the acquisition of the Water Assets or any other assets or securities of the Company, although we have expressed to the Boards of Directors of the Company our view on the possible interest and ability of certain third parties to purchase the Water Assets.

  It is understood that this letter is for the information of the Company's Boards of Directors only in their evaluation of the Transaction and may not be relied upon by any other person, nor does our opinion constitute a recommendation to any stockholder of the Company as to how such stockholder should vote on the Transaction. This letter is not to be quoted or referred to, in whole or in part, in any registration statement, prospectus, or in any other document used in connection with the offering or sale of securities, nor shall this letter be used for any other purposes, without the prior written consent of Legg Mason Wood Walker, Incorporated ("Legg Mason").

  Legg Mason has, from time to time, provided investment banking services to the Company, for which it has received customary compensation. As compensation for its financial services in connection with the Transaction, Legg Mason has received a fee and will receive an additional fee in the event the Transaction is consummated.

  Based upon and subject to the foregoing, it is our opinion as investment bankers that, as of the date hereof, the consideration to be received by Seller for the Water Assets is fair from a financial point of view to the holders of the common stock and preferred stock of Seller and the common stock of PEI.

                                        Very truly yours,


                                        /s/ Legg Mason Wood Walker, Incorporated

                                                                        ANNEX C

           PENNSYLVANIA BUSINESS CORPORATION LAW--DISSENTERS RIGHTS

  1571 APPLICATION AND EFFECT OF SUBCHAPTER.--(a) General rule.--Except as otherwise provided in subsection (b), any shareholder of a business corporation shall have the right to dissent from, and to obtain payment of the fair value of his shares in the event of, any corporate action, or to otherwise obtain fair value for his shares, where this part expressly provides that a shareholder shall have the rights and remedies provided in this subchapter. See:

    Section 1906(c) (relating to dissenters rights upon special treatment).

    Section 1930 (relating to dissenters rights).

    Section 1931(d) (relating to dissenters rights in share exchanges).

    Section 1932(c) (relating to dissenters rights in asset transfers).

    Section 1952(d) (relating to dissenters rights in division).

    Section 1962(c) (relating to dissenters rights in conversion).

    Section 2104(b) (relating to procedure).

    Section 2324 (relating to corporation option where a restriction on transfer of a security is held invalid).

    Section 2325(b) (relating to minimum vote requirement).

    Section 2704(c) (relating to dissenters rights upon election).

    Section 2705(d) (relating to dissenters rights upon renewal of election).

    Section 2907(a) (relating to proceedings to terminate breach of qualifying conditions).

    Section 7104(b)(3) (relating to procedure).

  (b) Exceptions.--(1) Except as otherwise provided in paragraph (2), the holders of the shares of any class or series of shares that, at the record date fixed to determine the shareholders entitled to notice of and to vote at the meeting at which a plan specified in any of section 1930, 1931(d), 1932(c) or 1952(d) is to be voted on, are either:

      (i) listed on a national securities exchange; or

      (ii) held of record by more than 2,000 shareholders;

shall not have the right to obtain payment of the fair value of any such shares under this subchapter.

    (2) Paragraph (1) shall not apply to and dissenters rights shall be available without regard to the exception provided in that paragraph in the case of:

      (i) Shares converted by a plan if the shares are not converted solely into shares of the acquiring, surviving, new or other corporation or solely into such shares and money in lieu of fractional shares.

      (ii) Shares of any preferred or special class unless the articles, the plan or the terms of the transaction entitle all shareholders of the class to vote thereon and require for the adoption of the plan or the effectuation of the transaction the affirmative vote of a majority of the votes cast by all shareholders of the class.

      (iii) Shares entitled to dissenters rights under section 1906(c) (relating to dissenters rights upon special treatment).

    (3) The shareholders of a corporation that acquires by purchase, lease, exchange or other disposition all or substantially all of the shares, property or assets of another corporation by the issuance of shares, obligations or otherwise, with or without assuming the liabilities of the other corporation and with or without the intervention of another corporation or other person, shall not be entitled to the rights and remedies of dissenting shareholders provided in this subchapter regardless of the fact, if it be the case, that the acquisition was accomplished by the issuance of voting shares of the corporation to be outstanding immediately after the acquisition sufficient to elect a majority or more of the directors of the corporation.

  (c) Grant of optional dissenters rights.--The bylaws or a resolution of the board of directors may direct that all or a part of the shareholders shall have dissenters rights in connection with any corporate action or other transaction that would otherwise not entitle such shareholder to dissenters rights.

  (d) Notice of dissenters rights.--Unless otherwise provided by statute, if a proposed corporate action that would give rise to dissenters rights under this subpart is submitted to a vote at a meeting of shareholders, there shall be included in or enclosed with the notice of meeting:

    (1) A statement of the proposed action and a statement that the shareholders have a right to dissent and obtain payment of the fair value of their shares by complying with the terms of this subchapter; and

    (2) A copy of this subchapter.

  (e) Other statutes.--The procedures of this subchapter shall also be applicable to any transaction described in any statute other than this part that makes reference to this subchapter for the purpose of granting dissenters rights.

  (f) Certain provisions of articles ineffective.--This subchapter may not be relaxed by any provision of the articles.

  (g) Cross references.--See sections 1105 (relating to restriction on equitable relief), 1904 (relating to de facto transaction doctrine abolished) and 2512 (relating to dissenters rights procedure).

  1572 DEFINITIONS.--The following words and phrases when used in this subchapter shall have the meanings given to them in this section unless the context clearly indicates otherwise:

  "Corporation." The issuer of the shares held or owned by the dissenter before the corporate action or the successor by merger, consolidation, division, conversion or otherwise of that issuer. A plan of division may designate which of the resulting corporations is the successor corporation for the purposes of this subchapter. The successor corporation in a division shall have sole responsibility for payments to dissenters and other liabilities under this subchapter except as otherwise provided in the plan of division.

  "Dissenter." A shareholder or beneficial owner who is entitled to and does assert dissenters rights under this subchapter and who has performed every act required up to the time involved for the assertion of those rights.

  "Fair value." The fair value of shares immediately before the effectuation of the corporate action to which the dissenter objects taking into account all relevant factors, but excluding any appreciation or depreciation in anticipation of the corporate action.

  "Interest." Interest from the effective date of the corporate action until the date of payment at such rate as is fair and equitable under all the circumstances, taking into account all relevant factors including the average rate currently paid by the corporation on its principal bank loans.

  1573 RECORD AND BENEFICIAL HOLDERS AND OWNERS.--(a) Record holders of shares.--A record holder of shares of a business corporation may assert dissenters rights as to fewer than all of the shares registered in his name only if he dissents with respect to all the shares of the same class or series beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf he dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

  (b) Beneficial owners of shares.--A beneficial owner of shares of a business corporation who is not the record holder may assert dissenters rights with respect to shares held on his behalf and shall be treated as a dissenting shareholder under the terms of this subchapter if he submits to the corporation not later than the time of the assertion of dissenters rights a written consent of the record holder. A beneficial owner may not dissent with respect to some but less than all shares of the same class or series owned by the owner, whether or not the shares so owned by him are registered in his name.

  1574 NOTICE OF INTENTION TO DISSENT.--If the proposed corporate action is submitted to a vote at a meeting of shareholders of a business corporation, any person who wishes to dissent and obtain payment of the fair value of his shares must file with the corporation, prior to the vote, a written notice of intention to demand that he be paid the fair value for his shares if the proposed action is effectuated, must effect no change in the beneficial ownership of his shares from the date of such filing continuously through the effective date of the proposed action and must refrain from voting his shares in approval of such action. A dissenter who fails in any respect shall not acquire any right to payment of the fair value of his shares under this subchapter. Neither a proxy nor a vote against the proposed corporate action shall constitute the written notice required by this section.

  1575 NOTICE TO DEMAND PAYMENT.--(a) General rule.--If the proposed corporate action is approved by the required vote at a meeting of shareholders of a business corporation, the corporation shall mail a further notice to all dissenters who gave due notice of intention to demand payment of the fair value of their shares and who refrained from voting in favor of the proposed action. If the proposed corporate action is to be taken without a vote of shareholders, the corporation shall send to all shareholders who are entitled to dissent and demand payment of the fair value of their shares a notice of the adoption of the plan or other corporate action. In either case, the notice shall:

  (1) State where and when a demand for payment must be sent and certificates for certificated shares must be deposited in order to obtain payment.

  (2) Inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received.

  (3) Supply a form for demanding payment that includes a request for certification of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares.

  (4) Be accompanied by a copy of this subchapter.

  (b) Time for receipt of demand for payment.--The time set for receipt of the demand and deposit of certificated shares shall be not less than 30 days from the mailing of the notice.

  1576 FAILURE TO COMPLY WITH NOTICE TO DEMAND PAYMENT, ETC.--(a) Effect of failure of shareholder to act.--A shareholder who fails to timely demand payments or fails (in the case of certificated shares) to timely deposit certificates, as required by a notice pursuant to section 1575 (relating to notice to demand payment) shall not have any right under this subchapter to receive payment of the fair value of his shares.

  (b) Restriction on uncertificated shares.--If the shares are not represented by certificates, the business corporation may restrict their transfer from the time of receipt of demand for payment until effectutation of the proposed corporate action or the release of restrictions under the terms of section 1577(a) (relating to failure to effectuate corporate action).

  (c) Rights retained by shareholder.--The dissenter shall retain all other rights of a shareholder until those rights are modified by effectuation of the proposed corporate action.

  1577 RELEASE OF RESTRICTIONS OR PAYMENT FOR SHARES.--(a) Failure to effectuate corporate action.--Within 60 days after the date set for demanding payment and depositing certificates, if the business corporation has not effectuated the proposed corporate action, it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.

  (b) Renewal of notice to demand payment.--When uncertificated shares have been released from transfer restrictions and deposited certificates have been returned, the corporation may at any later time send a new notice conforming to the requirements of section 1575 (relating to notice to demand payment), with like effect.

  (c) Payment of fair value of shares.--Promptly after effectuation of the proposed corporate action, or upon timely receipt of demand for payment if the corporate action has already been effectuated, the corporation shall either remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates the amount that the corporation estimates to be the fair value of the shares or give written notice that no remittance under this section will be made. The remittance or notice shall be accompanied by:

    (1) The closing balance sheet and statement of income of the issuer of the shares held or owned by the dissenter for a fiscal year ending not more than 16 months before the date of remittance or notice together with the latest available interim financial statements.

    (2) A statement of the corporation's estimate of the fair value of the shares.

    (3) A notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of this subchapter.

  (d) Failure to make payment.--If the corporation does not remit the amount of its estimate of the fair value of the shares as provided by subsection (c), it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment. The corporation may make a notation on any such certificate or on the records of the corporation relating to any such uncertificated shares that such demand has been made. If shares with respect to which notation has been so made shall be transferred, each new certificate issued therefor or the records relating to any transferred uncertificated shares shall bear a similar notation, together with the names of the original dissenting holder or owner of such shares. A transferee of such shares shall not acquire by such transfer any rights in the corporation other than those that the original dissenters had after making demand for payment of their fair value.

  1578 ESTIMATE BY DISSENTER OF FAIR VALUE OF SHARES.--(a) General rule.--If the business corporation gives notice of its estimate of the fair value of the shares, without remitting such amount, or remits payment of its estimate of the fair value of a dissenter's shares as permitted by section 1577(c) (relating to payment of fair value of shares) and the dissenter believes that the amount stated or remitted is less than the fair value of his shares, he may send to the corporation his own estimate of the fair value of the shares, which shall be deemed a demand for payment of the amount or the deficiency.

  (b) Effect of failure to file estimate.--Where the dissenter does not file his own estimate under subsection (a) within 30 days after the mailing by the corporation of its remittance or notice, the dissenter shall be entitled to no more than the amounts stated in the notice or remitted to him by the corporation.

  1579 VALUATION PROCEEDINGS GENERALLY.--(a) General rule.--Within 60 days after the latest of:

    (1) Effectuation of the proposed corporate action;

    (2) Timely receipt of any demands for payment under section 1575 (relating to notice to demand payment); or

    (3) Timely receipt of any estimates pursuant to section 1578 (relating to estimate by dissenter of fair value of share).

If any demands for payment remain unsettled, the business corporation may file in court an application for relief requesting that the fair value of the shares be determined by the court.

  (b) Mandatory joinder of dissenters.--All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the application shall be served on each such dissenter. If a dissenter is a nonresident, the copy may be served on him in the manner provided or prescribed by or pursuant to 42 Pa.C.S. Ch. 53 (relating to bases of jurisdiction and interstate and international procedure).

  (c) Jurisdiction of the court.--The jurisdiction of the court shall be plenary and exclusive. The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. The appraiser shall have such power and authority as may be specified in the order of appointment or in any amendment thereof.

  (d) Measure of recovery.--Each dissenter who is made a party shall be entitled to recover the amount by which the fair value of his shares is found to exceed the amount, if any, previously remitted, plus interest.

  (e) Effect of corporation's failure to file application.--If the corporation fails to file an application as provided in subsection (a), any dissenter who made a demand and who has not already settled his claim against the corporation may do so in the name of the corporation at any time within 30 days after the expiration of the 60-day period. If a dissenter does not file an application within the 30-day period, each dissenter entitled to file an application shall be paid the corporation's estimate of the fair value of the shares and no more, and may bring an action to recover any amount not previously remitted.

  1580 COSTS AND EXPENSES OF VALUATION PROCEEDINGS.--(a) General rule.--The costs and expenses of any proceeding under section 1579 (relating to valuation proceedings generally), including the reasonable compensation and expenses of the appraiser appointed by the court, shall be determined by the court and assessed against the business corporation except that any part of the costs and expenses may be apportioned and assessed as the court deems appropriate against all or some of the dissenters who are parties and whose action in demanding supplemental payment under section 1578 (relating to estimate by dissenter of fair value of shares) the court finds to be dilatory, obdurate, arbitrary, vexatious or in bad faith.

  (b) Assessment of counsel fees and expert fees where lack of good faith appears.--Fees and expenses of counsel and of experts for the respective parties may be assessed as the court deems appropriate against the corporation and in favor of any of all dissenters if the corporation failed to comply substantially with the requirements of this subchapter and may be assessed against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted in bad faith or in a dilatory, obdurate, arbitrary or vexatious manner in respect to the rights provided by this subchapter.

  (c) Award of fees for benefits to other dissenters.--If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situation and should not be assessed against the corporation, it may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

  1932 VOLUNTARY TRANSFER OF CORPORATE ASSETS.--(a) Shareholder approval not required.--The sale, lease, exchange or other disposition of all, or substantially all, the property and assets of a business corporation, when made in the usual and regular course of the business of the corporation, or for the purpose of relocating all, or substantially all, of the business of the corporation, may be made upon such terms and conditions, and for such consideration, as shall be authorized by its board of directors. Except as otherwise restricted by the bylaws, authorization or consent of the shareholders shall not be required for such a transaction.

  (b) Shareholder approval required.--A sale, lease, exchange or other disposition of all, or substantially all, the property and assets, with or without the goodwill, of a business corporation, if not made pursuant to subsection (a) or (d) or to section 1551 (relating to distributions to shareholders) or Subchapter D (relating to division), may be made only pursuant to a plan of asset transfer. The property or assets of a direct or indirect subsidiary corporation that is controlled by a parent corporation shall also be deemed the property or assets of the parent corporation for the purposes of this subsection and of subsection (c). The plan of asset transfer shall set forth the terms and conditions of the sale, lease, exchange or other disposition or may authorize the board of directors to fix any or all of the terms and conditions, including the consideration to be received by the corporation therefor. Any of the terms of the plan may be made dependent upon facts ascertainable outside of the plan if the manner in which the facts will operate upon the terms of the plan is set forth in the plan. The plan of asset transfer shall be proposed and adopted, and may be amended after its adoption and terminated, by a business corporation in the manner provided in this subchapter for the proposal, adoption, amendment and termination of a plan of merger, except section 1924(b) (relating to adoption by board of directors). There shall be included in, or enclosed with, the notice of the meeting of the shareholders to act on the plan a copy or a summary of the plan and, if Subchapter D of Chapter 15 (relating to dissenters rights) is applicable, a copy of the subchapter and of subsection (c). In order to make effective the plan of asset transfer so adopted, it shall not be necessary to file any articles or other documents in the Department of State.

  (c) Dissenters rights in asset transfers.--(1) If a shareholder of a corporation that adopts a plan of asset transfer objects to the plan and complies with Subchapter D of Chapter 15, the shareholder shall be entitled to the rights and remedies of dissenting shareholders therein provided, if any.

    (2) Paragraph (1) shall not apply to a sale pursuant to an order of a court having jurisdiction in the premises or a sale for money on terms requiring that all or substantially all of the net proceeds of sale be distributed to the shareholders in accordance with their respective interests within one year after the date of sale.

    (3) See sections 1906(c) (relating to dissenters rights upon special treatment) and 2537 (relating to dissenters rights in asset transfers).

  (d) Exceptions.--Subsections (b) and (c)(1) shall not apply to a sale, lease, exchange or other disposition of all, or substantially all of the property and assets of a business corporation:

    (1) That directly or indirectly owns all of the outstanding shares of another corporation to the other corporation if the voting rights, preferences, limitations or relative rights, granted to or imposed upon the shares of any class of the parent corporation are not altered by the sale, lease, exchange or other disposition;

    (2) When made in connection with the dissolution or liquidation of the corporation, which transaction shall be governed by the provisions of Subchapter F (relating to voluntary dissolution and winding up) or G (relating to involuntary liquidation and dissolution), as the case may be; or

    (3) When made in connection with a transaction pursuant to which all the assets sold, leased, exchanged or otherwise disposed of are simultaneously leased back to the corporation.

  (e) Mortgage.--A mortgage, pledge, grant of a security interest or dedication of property to the repayment of indebtedness (with or without recourse) shall not be deemed a sale, lease, exchange or other disposition for the purposes of this section.

  (f) Restrictions.--This section shall not be construed to authorize the conversion or exchange of property or assets in fraud of corporate creditors or in violation of law.

                        PENNSYLVANIA ENTERPRISES, INC.

              SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

                              SHAREHOLDER'S PROXY

     The undersigned hereby appoints John F. Kell, Jr., Joseph F. Perugino, and Thomas J. Ward, or any one or more of them, each with full power of substitution, the proxy or proxies of the undersigned to vote the shares of Common Stock of Pennsylvania Enterprises, Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of Pennsylvania Enterprises, Inc. to be held on October 11, 1995 at the Woodlands Inn & Resort, 1073 Highway 315, Wilkes-Barre, Pennsylvania, at 10:00 a.m., and at any and all adjournments or postponements thereof.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE

              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                           * FOLD AND DETACH HERE *



                        PENNSYLVANIA ENTERPRISES, INC.

                        SPECIAL MEETING OF SHAREHOLDERS

                          WEDNESDAY, OCTOBER 11, 1995

                                  10:00 A.M.



                          THE WOODLANDS INN & RESORT
                               1073 HIGHWAY 315
                          WILKES-BARRE, PENNSYLVANIA

THE SHARES REPRESENTED BY THIS PROXY, WHICH REVOKES ALL PRIOR PROXIES, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" ITEM 1.

If you plan to attend the Special Meeting, please check this box in order to receive an admission ticket.

    [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

Item 1- Proposal to approve and adopt the Asset Purchase Agreement, dated as of April 26, 1995, among Pennsylvania Enterprises, Inc., Pennsylvania Gas and Water Company, American Water Works Company, Inc., and Pennsylvania-American Water Company pursuant to which Pennsylvania Gas and Water Company will sell to Pennsylvania-American Water Company its regulated water operations and certain related assets, as more fully described in the accompanying Joint Proxy Statement of Pennsylvania Enterprises, Inc. and Pennsylvania Gas and Water Company. A conformed copy of the Asset Purchase Agreement is attached as Annex A to the accompanying Joint Proxy Statement.

    FOR      AGAINST     ABSTAIN

    [ ]        [ ]         [ ]

Item 2- In their discretion, the Proxies are authorized to vote upon such other matters as may come before the meeting or any adjournment or postponement thereof.

              Please mark, date and sign your name exactly as it appears at the left and return promptly in the enclosed envelope. For joint accounts, each joint owner should sign. When signing as an attorney, executor, administrator, trustee, guardian, or other officer of a corporation, please give your full title as such. If stock is owned by a partnership or corporation, please indicate your capacity in signing the proxy.


              Date                                                        , 1995
                  --------------------------------------------------------

              ------------------------------------------------------------------
              Signature

              ------------------------------------------------------------------
              Signature


                  "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
                 PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                           * FOLD AND DETACH HERE *

                      PENNSYLVANIA GAS AND WATER COMPANY

              SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

                              SHAREHOLDER'S PROXY

     The undersigned hereby appoints John F. Kell, Jr., Joseph F. Perugino, and Thomas J. Ward, or any one or more of them, each with full power of substitution, the proxy or proxies of the undersigned to vote the shares of Preferred Stock of Pennsylvania Gas and Water Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Preferred Shareholders of Pennsylvania Gas and Water Company to be held on October 11, 1995 at the Woodlands Inn & Resort, 1073 Highway 315, Wilkes-Barre, Pennsylvania, at 11:00 a.m., and at any and all adjournments or postponements thereof.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE

              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                           * FOLD AND DETACH HERE *




                      PENNSYLVANIA GAS AND WATER COMPANY

                   SPECIAL MEETING OF PREFERRED SHAREHOLDERS

                          WEDNESDAY, OCTOBER 11, 1995

                                  11:00 A.M.



                          THE WOODLANDS INN & RESORT
                               1073 HIGHWAY 315
                          WILKES-BARRE, PENNSYLVANIA

THE DEPOSITARY PREFERRED SHARES REPRESENTING SHARES OF PG&W'S 9% CUMULATIVE PREFERRED STOCK REPRESENTED BY THIS INSTRUCTION, WHICH REVOKES ALL PRIOR INSTRUCTIONS, WILL BE VOTED BY THE DEPOSITARY AS DIRECTED BY THE HOLDER OF DEPOSITARY PREFERRED SHARES. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" ITEM 1.

If you plan to attend the Special Meeting, please check this box in order to receive an admission ticket.

   [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

Item 1- Proposal to approve and adopt the Asset Purchase Agreement, dated as of April 26, 1995, among Pennsylvania Enterprises, Inc., ("PEI"), PG&W, American Water Works Company, Inc., and Pennsylvania-American Water Company ("PAWC") pursuant to which PG&W will sell to PAWC its regulated water operations and certain related assets, as more fully described in the accompanying Joint Proxy Statement of PG&W and PEI. A conformed copy of the Asset Purchase Agreement is attached as Annex A to the accompanying Joint Proxy Statement.

    FOR      AGAINST     ABSTAIN
    [ ]        [ ]         [ ]

Item 2- In its discretion, the Depositary is authorized to vote upon such other matters as may come before the meeting or any adjournment or postponement thereof.

              Please mark, date and sign your name exactly as it appears at the left and return promptly in the enclosed envelope. For joint accounts, each joint owner should sign. When signing as an attorney, executor, administrator, trustee, guardian, or other officer of a corporation, please give your full title as such. If stock is owned by a partnership or corporation, please indicate your capacity in signing the instructions to the Depositary.

              Date                                                        , 1995
                  --------------------------------------------------------

              ------------------------------------------------------------------
              Signature

              ------------------------------------------------------------------
              Signature



                  "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
                 PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                           * FOLD AND DETACH HERE *

  FORM OF INSTRUCTION TO THE DEPOSITARY TO VOTE DEPOSITARY PREFERRED SHARES:


     The undersigned, as a holder of Pennsylvania Gas and Water Company's ("PG&W")'s Depositary Preferred Shares, each of which represents a 1/4th interest in a share of PG&W's 9% Cumulative Preferred Stock, hereby instructs Chemical Bank, as Depositary (the "Depositary") under the Deposit Agreement, dated as of August 18, 1992 between PG&W and the Depositary with respect to the Depositary Preferred Shares, to vote the PG&W 9% Cumulative Preferred Stock underlying such Depositary Preferred Shares at the Special Meeting of the holders of PG&W Preferred Stock to be held on October 11, 1995, at 11:00 a.m., at the Woodlands Inn & Resort, 1073 Highway 315, Wilkes-Barre, Pennsylvania, in accordance with the following instructions:

            THIS INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE

              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                           * FOLD AND DETACH HERE *




                      PENNSYLVANIA GAS AND WATER COMPANY

                   SPECIAL MEETING OF PREFERRED SHAREHOLDERS

                          WEDNESDAY, OCTOBER 11, 1995

                                  11:00 A.M.



                          THE WOODLANDS INN & RESORT
                               1073 HIGHWAY 315
                          WILKES-BARRE, PENNSYLVANIA